UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-04615
HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: December 31st
Date of reporting period: January 1, 2008 — June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report June 30, 2008

• Manager Discussions
• Financials

Hartford Series Fund, Inc.
Hartford HLS Series Fund II, Inc.

Manager Discussions (Unaudited)	1
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Financial Statements:
Schedule of Investments as of June 30, 2008 (Unaudited):
Hartford Advisers HLS Fund	67
Hartford Capital Appreciation HLS Fund	73
Hartford Disciplined Equity HLS Fund	79
Hartford Dividend and Growth HLS Fund	81
Hartford Equity Income HLS Fund	83
Hartford Fundamental Growth HLS Fund	85
Hartford Global Advisers HLS Fund	87
Hartford Global Communications HLS Fund	94
Hartford Global Equity HLS Fund	96
Hartford Global Financial Services HLS Fund	102
Hartford Global Growth HLS Fund	104
Hartford Global Health HLS Fund	106
Hartford Global Technology HLS Fund	108
Hartford Growth HLS Fund	110
Hartford Growth Opportunities HLS Fund	112
Hartford High Yield HLS Fund	114
Hartford Index HLS Fund	119
Hartford International Growth HLS Fund	124
Hartford International Opportunities HLS Fund	126
Hartford International Small Company HLS Fund	129
Hartford LargeCap Growth HLS Fund	132
Hartford MidCap HLS Fund	135
Hartford MidCap Growth HLS Fund	137
Hartford MidCap Value HLS Fund	140
Hartford Money Market HLS Fund	142
Hartford Mortgage Securities HLS Fund	144
Hartford Small Company HLS Fund	147
Hartford SmallCap Growth HLS Fund	152
Hartford SmallCap Value HLS Fund	157
Hartford Stock HLS Fund	163
Hartford Total Return Bond HLS Fund	165
Hartford U.S. Government Securities HLS Fund	175
Hartford Value HLS Fund	179
Hartford Value Opportunities HLS Fund	181
FAS 157 Disclosure of Investment Valuation Hierarchy Levels as of June 30, 2008 (Unaudited)	184
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited)	190
Statements of Operations for the Six-Month Period Ended June 30, 2008 (Unaudited)	196
Statements of Changes in Net Assets for the Six-Month Period Ended June 30, 2008 (Unaudited) and for the Year Ended December 31, 2007	202
Notes to Financial Statements (Unaudited)	214
Financial Highlights (Unaudited)	232
Directors and Officers (Unaudited)	243
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	245
Quarterly Portfolio Holdings Information (Unaudited)	245
Expense Example (Unaudited)	246
Approval of Amended Investment Sub-Advisory Agreement (Unaudited)	249

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and is subject to change based on market and other conditions.

Hartford Advisers HLS Fund  inception 3/31/1983
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Lehman Brothers Government/Credit Bond Index is an unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks maximum long-term total return.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Advisers IA	-10.11%	5.48%	3.21%

Advisers IB	-10.33%	5.22%	2.98%

Lehman Brothers Government/Credit Bond Index	7.24%	3.58%	5.69%

S&P 500 Index	-13.11%	7.58%	2.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Advisers HLS Fund returned -9.51% for the six-month period ended June 30, 2008, versus the returns of
-11.91% for the S&P 500 Index and 0.98% for the Lehman Brothers Government/Credit Bond Index. The Fund underperformed the -7.66% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
Capital markets were extremely volatile in the first half of 2008 amidst continued turmoil in the U.S. bond and housing markets and an extended credit crunch that contributed to the near collapse of large investment bank Bear Stearns. In the first quarter, equity investors sought to shed risk in response to increasing concerns regarding a shaky financial system and a potential recession in the U.S. Fixed income investors flocked to Treasuries, while all spread sectors (i.e. those that offer yield premiums over Treasuries) posted unprecedented underperformance versus duration-equivalent Treasuries for the quarter. The second quarter of 2008 saw an increase in appetite for risk assets as the spreads on many fixed income sectors had widened to unprecedented levels, as well as an increase in Treasury yields as inflation became a growing concern for the Federal Reserve. Equity markets were buoyed early in the second quarter as the U.S. Federal Reserve cut the federal funds rate by 225 basis points (bps) and took a number of actions in order to alleviate the credit crisis and restore confidence in the U.S. financial system. However, stocks began to retreat soon thereafter as rising commodity prices stoked inflation concerns and continued weakness in the U.S. housing market reignited economic concerns and credit market fears. Equity markets as measured by the S&P 500 Index were down -11.9% during the period, led lower by Financials (-30%), Telecommunication Services (-17%), and Industrials (-14%). Energy (+9%) and Materials (+1%) were the only sectors to rise during the period. The bond market, as measured by the Lehman Brothers Government/Credit Bond Index, returned 1.0% during the period.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portion of the Fund both underperformed their respective benchmarks. Asset allocation detracted from the Fund’s performance as the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging equities and

1

underweight (i.e. the Fund’s sector position was less than the benchmark position) to fixed income hurt relative (i.e. performance of the Fund as measured against the benchmark) returns during the period.
Equity underperformance versus the benchmark was driven primarily by sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection. In particular, the Fund’s underweight to the Energy and Utilities sectors and overweight to out-of-favor Financials hurt relative returns. Strong stock selection in Health Care, Energy, Consumer Discretionary, and Materials was offset by weaker selection in Industrials, Financials, and Consumer Staples.
Stocks that detracted the most from relative equity returns during the period included UnitedHealth Group(Health Care), UBS (Financials) and Washington Mutual (Financials). Shares of managed care provider UnitedHealth Group fell on concerns that the company would lower its 2008 earnings guidance due to weakness in its commercial and Medicare businesses, along with higher medical cost trends and slower enrollment. Zurich-based bank UBS experienced losses relating to subprime mortgages and losses in their investment banking division. This forced the company to raise additional dilutive equity capital to help absorb write downs, pushing the stock price lower. Shares of consumer and small business banking company Washington Mutual fell significantly on fears that the losses it may have to incur on its residential real estate portfolio could force another dilutive capital raise and depress earnings for the next several years. Significant detractors from absolute returns also included American International Group (AIG) (Financials) and General Electric (Industrials).
Top relative and absolute (i.e. total return) contributors to equity performance during the period included Elan (Health Care), Hess (Energy), and Chesapeake Energy (Energy). Shares of neuroscience-based biotechnology company Elan moved higher after the company reported positive data related to its multiple sclerosis drug TYSABRI and Alzheimer’s drug Bapineuzumab. Integrated petroleum company Hess saw its stock price increase based on a number of successful wells drilled in Brazil, Gulf of Mexico, and offshore Australia. Independent natural gas company Chesapeake Energy’s shares climbed as management raised production forecasts for 2008 and 2009, citing higher recovery expectations and increased drilling activity levels.
The fixed income portion of the Fund underperformed its benchmark due to its overweight allocations to spread sectors. The Fund’s allocations to mortgage-backed securities (MBS), in particular nonagency MBS, and commercial mortgage-backed securities (CMBS) all detracted from relative results. The first half of 2008 was marked by additional negative headlines from the residential real estate market; improvement in, but still low levels of, market liquidity; and further liquidations by levered investors. Continued concern about the implications of a recession for commercial real estate as well as aggressive underwriting on recent deals put downward pressure on all CMBS valuations. In addition, the Fund’s overweight to the credit sector also hurt relative performance. In particular, the Fund’s exposure to debt issued by financial corporations detracted from performance as concerns over the viability of the U.S. financial system as well as additional structured product and subprime mortgage-related writedowns caused these securities to underperform duration-equivalent Treasuries for the period.
What is the outlook?
The equity portion of the Hartford Advisers HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom- up investment approach resulted in significant overweight positions in Health Care, Information Technology, and Consumer Discretionary and underweights in Consumer Staples, Utilities, and Energy relative to the S&P 500 Index.
We feel that the deceleration in economic growth will continue in 2008 and the probability for a recession has increased with tighter credit conditions. We expect the Federal Reserve (the “Fed”) to remain on hold. We are therefore neutral duration (i.e. not taking a short vs. long duration position) and have a steeper yield curve (i.e. short and long term interest rates moving farther apart) bias in the fixed income portion of the Fund. Spread sectors should benefit from the numerous Fed actions; therefore, at the end of the period we were underweight to the government sector. Corporate balance sheets are healthy outside the Financial sector relative to past recessions; however profit growth is slowing and the lack of liquidity continues to be problematic. We believe that valuations are attractive but there are risks to this view, so we are neutral credit (i.e. not taking a high quality vs. high yield credit position) on a spread duration basis. Mortgage spreads appear attractive versus Treasuries as future policy actions should favor the residential mortgage sector. The pricing of CMBS implies losses that we believe are too severe. Therefore, at the end of the period we were overweight to MBS and select AAA-rated CMBS.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2008, the Fund’s equity exposure was at 67% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to outperform bonds and cash.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	3.4%

Capital Goods	0.2

Consumer Cyclical	6.7

Consumer Staples	3.0

Energy	7.8

Finance	24.5

General Obligations	0.3

Health Care	11.4

Prerefunded	0.1

Services	8.6

Technology	18.7

Transportation	0.7

U.S. Government Agencies	2.9

U.S. Government Securities	9.1

Utilities	1.8

Short-Term Investments	12.4

Other Assets and Liabilities	(11.6)

Total	100.0%

Distribution by Category
as of June 30, 2008

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	4.2%

Common Stocks	67.2

Corporate Bonds: Investment Grades	15.4

Municipal Bonds	0.4

U.S. Government Agencies	2.9

U.S. Government Securities	9.1

Short-Term Investments	12.4

Other Assets and Liabilities	(11.6)

Total	100.0%

2

Hartford Capital Appreciation HLS Fund  inception 4/2/1984
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Capital Appreciation IA	-4.63%	16.37%	11.33%

Capital Appreciation IB	-4.86%	16.08%	11.08%

Russell 3000 Index	-12.69%	8.37%	3.51%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Saul J. Pannell, CFA	Mario E. Abularach, CFA, CMT	Jeffery L. Kripke	David W. Palmer, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President
Nicolas M. Choumenkovitch	Peter I. Higgins, CFA	Paul E. Marrkand, CFA
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Capital Appreciation HLS Fund returned -9.01% for the six-month period ended June 30, 2008, outperforming its benchmark, the Russell 3000 Index, which returned -11.05% for the same period. The Fund also outperformed the -11.15% return of the average fund in the Lipper Multi-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After rising for five consecutive fiscal years, equity markets, as measured by the Russell 3000 Index, fell during the first half of 2008 as investors sought to shed risk in response to increasing concerns about the financial system and a potential U.S. recession. An extended credit crunch contributed to the near collapse of the large investment bank Bear Stearns. The U.S. Federal Reserve intervened to sponsor an acquisition of Bear Stearns, lowered the federal funds rate, and introduced multiple programs aimed at improving liquidity. Stocks recovered following the January to March swoon, only to fall again in late June. Weakness was broad-based as all but two sectors in the Russell 3000 Index declined. Financials (-27%), Telecommunication Services (-17%), and Consumer Discretionary (-16%) posted the largest losses. Energy and Materials were the only sectors to advance, gaining (+13%) and (+2%), respectively, during the period as oil and commodity prices continued to push higher driven by growing demand from emerging economies.
The Fund outperformed its benchmark due to both stock selection and allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Strong stock selection in the Materials, Energy, and Information Technology sectors more than offset weaker selection in the Health Care, Financials, and Industrials sectors. In addition, the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance benefited from its overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Materials stocks and its underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials stocks.
U.S. Steel (Materials), Halliburton (Energy), Chesapeake Energy (Energy), and CONSOL Energy (Energy) contributed most to relative and absolute (i.e. total return) returns. Domestic steel producer U.S. Steel benefited from tightness in steel markets brought about in part by

3

a decline in Chinese steel exports. In addition, the company’s vertical integration helped boost profits as the prices of steel-making raw materials rose. Oilfield services company Halliburton, natural gas producer Chesapeake Energy, and coal, gas, and services company CONSOL Energy all saw share price increases driven by continued high global demand for energy.
The largest detractors from relative returns were American International Group (AIG) (Financials), Ford Motor (Consumer Discretionary), Focus Media (Consumer Discretionary), and UnitedHealth Group (Health Care). Insurer AIG saw its shares fall after the company reported weaker-than-expected earnings and a large write-down of troubled mortgage securities. Shares of automotive company Ford Motor fell on news that near term earnings will be lower due to reduced North American Automobile profitability. Shares of Chinese digital advertising and media company Focus Media trended lower due to concerns about management changes, accounting, and mobile spamming. Managed care company UnitedHealth Group was impacted by sector-wide concerns of increasing medical claims rates and physician cost estimates. Top detractors from absolute results also included internet search company Google (Information Technology), pharmaceutical firm Schering-Plough (Health Care), and global bank Citigroup (Financials).
What is the outlook?
We continue to focus our efforts on picking stocks one at a time based on detailed fundamental research. We see attractive investment opportunities in the Materials sector, which represented our largest exposure relative to the Fund’s benchmark at period-end. Top holdings included mining companies Xstrata and Vedanta Resources and steel company U.S. Steel. Information Technology was the largest absolute weight in the Fund at the end of the period, with top positions in IBM, Applied Materials, and Google. The Fund had nearly no exposure to the Utilities sector, and retained lower-than-benchmark weightings in Consumer Staples, Financials, and Health Care at the end of the period.
As of June 30, 2008, Team 1 (Saul Pannell and Frank Catrickes) managed approximately 74% of the Fund’s net assets.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	19.4%

Capital Goods	5.1

Consumer Cyclical	6.1

Consumer Staples	2.0

Energy	12.6

Finance	14.3

Health Care	8.8

Other Investment Pools and Funds	0.3

Services	4.6

Technology	22.7

Transportation	1.4

Utilities	1.3

Short-Term Investments	13.9

Other Assets and Liabilities	(12.5)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Australia	0.4%

Austria	0.9

Belgium	0.4

Brazil	3.5

Canada	4.1

China	1.9

Denmark	0.9

Egypt	0.6

Finland	0.2

France	1.1

Germany	0.7

Greece	0.1

Hong Kong	0.3

India	0.3

Ireland	0.6

Israel	0.8

Japan	1.0

Luxembourg	1.4

Netherlands	0.2

Norway	0.8

Russia	0.4

South Africa	0.6

Sweden	0.2

Switzerland	2.3

Taiwan	1.2

United Kingdom	4.9

United States	68.8

Short-Term Investments	13.9

Other Assets and Liabilities	(12.5)

Total	100.0%

4

Hartford Disciplined Equity HLS Fund  inception 5/29/1998
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Disciplined Equity IA	-12.57%	7.66%	3.79%

Disciplined Equity IB	-12.79%	7.39%	3.54%

S&P 500 Index	-13.11%	7.58%	2.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

James A. Rullo, CFA	Mammem Chally, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Disciplined Equity HLS Fund returned -12.26% for the six-month period ended June 30, 2008, underperforming its benchmark, the S&P 500 Index, which returned -11.91% for the same period. The Fund also underperformed the -11.56% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets fell during the period amid ongoing turmoil in the credit markets, continued home-price declines, compressed profit margins, slowing consumer activity, and growing inflationary pressures. The U.S. Federal Reserve acted aggressively to soften an economic slowdown by cutting the federal funds rate and introducing multiple programs aimed at improving liquidity within the U.S. financial systems and ensuring the orderly functioning of U.S. financial markets. Weakness was widespread during the period as all but two sectors in the S&P 500 Index fell. Financials (-30%), Telecommunication Services (-17%), and Consumer Discretionary (-13%) posted the largest losses. Energy (+9%) and Materials (+1%) were the only sectors to advance during the period as oil and commodities prices continued to push higher on rising demand from emerging economies.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance was due largely to allocation among sectors, which is a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Our below-benchmark allocations to Energy and Materials and above-benchmark allocation to Financials had a negative impact on relative results. Stock selection was modestly positive, with strong results in the Financials, Materials, and Industrials sectors partially offset by weaker results in the Health Care and Consumer Discretionary sectors.
The largest detractors on a relative basis were UnitedHealth Group (Health Care), WellPoint (Health Care), and IBM (Information Technology). Shares of insurers UnitedHealth Group and WellPoint fell on sector-wide concerns of increasing medical claims rates and physician cost estimates. IBM, the largest technology company in the world with approximately $100 billion in annual sales, saw its shares rise due in part to strong software earnings growth, healthy margin expansion, and continued share repurchases. The Fund’s benchmark-relative performance was hurt by our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in IBM during a period when it outperformed the index. Other top detractors from absolute (i.e. total return) returns included Bank of America (Financials) and Schering-Plough (Health Care).

5

Top contributors to relative performance during the period were Occidental Petroleum (Energy), Hess (Energy), and Mosaic (Materials). Relative performance also benefited from not owning General Electric, shares of which fell during the period. Oil and gas company Occidental Petroleum reported better-than-expected quarterly earnings driven by strong crude oil prices, sending its shares higher. Continued high oil prices also pushed shares of integrated energy company Hess higher during the period, as the company reported strong exploration and production results. Mosaic, one of the world’s largest makers of phosphates for fertilizer, saw its shares rise during the period as consensus estimates increased due to strong demand for grains and oilseeds. Other top relative and absolute contributors included U.S. Steel (Materials) and Visa (Information Technology).
What is the outlook?
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. At period-end we found attractive investment opportunities in the Health Care sector, with top holdings in drug distributor McKesson and pharmaceutical companies Forest Labs and Eli Lilly. Based on individual stock decisions, the Fund ended the period most overweight the Health Care, Financials, and Information Technology sectors and most underweight the Industrials, Energy, and Consumer Staples sectors. Our largest absolute exposure was in the Information Technology sector, driven by positions in computer maker Hewlett-Packard and software giants Microsoft and Oracle.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	2.8%

Capital Goods	3.2

Consumer Cyclical	9.8

Consumer Staples	4.0

Energy	13.6

Finance	20.8

Health Care	13.3

Services	7.8

Technology	19.0

Utilities	5.1

Short-Term Investments	7.3

Other Assets and Liabilities	(6.7)

Total	100.0%

6

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 1000 Value Index is a market cap weighted measure of the performance of the 1/000 largest value-oriented companies in Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks a high level of current income consistent with growth of capital.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Dividend and Growth IA	-9.71%	10.43%	6.10%

Dividend and Growth IB	-9.93%	10.16%	5.86%

Russell 1000 Value Index	-18.78%	8.92%	4.91%

S&P 500 Index	-13.11%	7.58%	2.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Dividend and Growth HLS Fund returned -8.99% for the six-month period ended June 30, 2008, versus the returns of -11.91% for the S&P 500 Index and -13.57% for the Russell 1000 Value Index. The Fund outperformed the -13.29% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Equity markets continued to deteriorate over the past six months as investors shed risk amid turmoil in the bond and housing markets and concerns over higher energy and agricultural commodity prices, rising inflation, and the potential impact of a U.S.-led economic recession on global economic growth. The market’s decline was broad-based, as both growth and value, and large- and small-cap stocks succumbed to the negative headwinds. Growth stocks led their value peers, as the Russell 1000 Growth Index’s -9.1% return was ahead of the -13.6% return of the Russell 1000 Value Index. Large stocks, as measured by the Russell 1000 Index, trailed smaller stocks, represented by the Russell 2000 Index, -11.2% to -9.4%.Within the S&P 500 Index, all but two sectors posted negative returns. Energy (+9%) and Materials (+1%) were the leaders, while Financials (-30%), Telecommunications Services (-17%), and Industrials (-14%) posted the largest negative returns.
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was driven primarily by sector positioning, a result of bottom-up (i.e. stock by stock fundamental research) stock selection. Our overweights (i.e. the Fund’s sector position was greater than the benchmark position) to the Energy and Materials sectors and our underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Financials sector helped performance. Stock selection was additive within the Information Technology, Consumer Discretionary, and Consumer Staples sectors, while weaker selection within Financials and Materials detracted from performance.
The Fund’s top three contributors to relative and absolute (i.e. total return) performance over the period were Agrium (Materials), EnCana (Energy), and XTO (Energy). Shares of Agrium, the largest agricultural retailer in the U.S. and a major producer of nitrogen, phosphate, and

7

potash fertilizers, got a boost from the strong run-up in fertilizer prices. EnCana, a Canadian gas producer, benefited from better-than-expected earnings on output and price increases, pushing shares higher. XTO is an independent oil and gas production company that benefited from higher energy prices and strong production growth. The company also benefited from the rally in North American natural gas prices during the first half of 2008.
Detractors from relative performance included UBS (Financials), Bank of America (Financials), and Royal Caribbean (Consumer Discretionary). UBS experienced losses relating to subprime mortgages, as well as losses in their investment banking division. This forced the company to raise additional dilutive equity capital to help absorb write-downs, pushing the stock price lower. Bank of America is a large diversified bank holding company. Shares fell amid rising credit losses, a deteriorating home equity portfolio and weaker consumer trends. Royal Caribbean is a U.S.-based vacation cruise company. Although the fundamentals of the company remain strong, shares fell due to concerns about slowing U.S. consumer spending and the impact that higher energy prices would have on margins. On an absolute basis, the Fund’s position in U.S.-based telecommunications provider AT&T hurt performance as shares declined on consumer weakness, particularly in regions of the U.S. experiencing a severe housing downturn.
What is the outlook?
Our discipline is focused on identifying industries where supply/demand conditions remain favorable. At the end of the period we found these conditions to be prevalent in the Energy and Materials sectors as global demand remains strong and supply is constrained. Based on these views and our bottom-up stock selection we ended the period with our largest overweights in the Energy, Utilities, and Materials sectors. Within Energy we are finding attractive names in oil and gas exploration companies with holdings in EnCana and XTO Energy. Within Utilities we favor Exelon. Our largest underweight positions relative to the benchmark at the end of the period were in the Information Technology, Financials, and Consumer Discretionary sectors.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	7.9%

Capital Goods	3.6

Consumer Cyclical	7.4

Consumer Staples	3.8

Energy	20.2

Finance	12.2

Health Care	11.8

Services	8.3

Technology	15.6

Transportation	1.2

Utilities	6.8

Short-Term Investments	6.0

Other Assets and Liabilities	(4.8)

Total	100.0%

8

Hartford Equity Income HLS Fund  inception 10/31/2003
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/03 - 6/30/08
Growth of $10,000 investment
Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks a high level of current income consistent with growth of capital.
Average Annual Returns (as of 6/30/08)

	1 Year	Since Inception

Equity Income IA	-11.80%	7.55%

Equity Income IB	-12.02%	7.28%

Russell 1000 Value Index	-18.78%	7.73%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

John R. Ryan, CFA*	W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Equity Income HLS Fund returned -11.95% for the six-month period ended June 30, 2008, outperforming its benchmark, the Russell 1000 Value Index, which returned -13.57% for the same period. The Fund also outperformed the -13.29% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, oil and grain prices hit new record highs and central banks became increasingly determined to fight inflation at the expense of economic growth. These negative shocks came on top of the existing concerns about the state of the U.S. economy and the health of the global financial system. During the period, value stocks significantly underperformed growth stocks, as measured by the Russell 1000 Value -13.57% and Russell 1000 Growth -9.06% Indices. Within the Fund’s Russell 1000 Value Index benchmark, Energy was the only sector that posted positive returns. Financials, Telecommunication Services, Consumer Discretionary and Industrials were significant laggards.
While the Fund’s investment strategy is based on bottom-up (i.e. stock by stock fundamental research) fundamental research on each company, the primary drivers of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark were the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Utilities and Materials. In addition, stock selection also contributed significantly to the Fund’s relative performance. Stock selection was strongest within Financials and Health Care and weakest within Energy and Materials.
Among the top contributors to absolute (i.e. total return) and relative performance were Energy stocks Chevron and BP, Industrials stock Waste Management and Consumer Staples stock General Mills. Both Chevron and BP’s shares continue to benefit from higher crude oil prices. BP’s new management team is focused on improving execution and operational efficiencies for oil production. Waste Management is a provider of integrated waste services in North America and the stock benefited from strong pricing power. General Mills’ stock price benefited from a series of events during the quarter which included a new, execution-oriented management team, strong pricing power and positive sales momentum. In addition, relative performance was helped by avoiding American International Group (AIG) (Financials), whose stock price declined sharply following the company’s credit downgrade by Moody’s Investor Services, who cited the mounting losses relating to AIG’s exposure to the U.S. mortgage market and credit derivatives.
Among the top detractors from absolute and relative performance were Financials stocks UBS and Bank of America and Industrials stock

9

General Electric. UBS and Bank of America’s shares declined due to general concerns about liquidity and the companies’ exposure to the subprime mortgage market. General Electric’s shares declined as management announced the company would miss its earnings estimates for the first quarter. In addition, not owning Energy stocks Occidental Petroleum, Devon Energy and Apache detracted from relative performance versus the benchmark as the companies’ shares benefited from increasing crude oil prices.
What is the outlook?
The U.S. economic outlook deteriorated in the second quarter, as the extended housing downturn and oil-price shocks reverberated through the system. Rising food and energy prices continue to pressure consumer confidence and spending levels. Although the Federal Reserve held interest rates steady at its recent meeting, pressure is mounting to hike interest rates to combat rising inflation.
In this environment, the Fund maintains a somewhat defensive posture via an overweight to Utilities and Consumer Staples and underweights to Consumer Discretionary and Financials relative to the Russell 1000 Value Index. During the period we made some incremental moves in the Fund to enhance these positions. Exposure to the Consumer Staples sector increased as we established positions in Food & Beverage. The Fund’s underweight to Consumer Discretionary increased as we reduced our Retailing exposure in favor of less economically sensitive companies.
*As disclosed in the Fund’s prospectus, as of July 1, 2008, John R. Ryan is no longer involved in the management of the Fund. Mr. Reckmeyer has succeeded Mr. Ryan in the management of the Fund.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	8.7%

Capital Goods	0.9

Consumer Cyclical	4.3

Consumer Staples	9.0

Energy	18.4

Finance	20.7

Health Care	8.7

Services	2.1

Technology	13.1

Transportation	1.1

Utilities	12.7

Short-Term Investments	1.4

Other Assets and Liabilities	(1.1)

Total	100.0%

10

Hartford Fundamental Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Fundamental Growth IA	-2.14%	9.39%	4.23%

Fundamental Growth IB	-2.38%	9.11%	3.98%

Russell 1000 Growth Index	-5.96%	7.32%	0.51%

S&P 500 Index	-13.11%	7.58%	2.14%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford Fundamental Growth HLS Fund returned -6.57% for the six-month period ended June 30, 2008, versus the returns of -11.91% for the S&P 500 Index and -9.06% for the Russell 1000 Growth Index. The Fund outperformed the -10.06% return of the average fund in the Lipper Large Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell in the first half of 2008 amidst continued turmoil in the U.S. bond and housing markets and an extended credit crunch that contributed to the near collapse of large investment bank Bear Stearns. Equity investors sought to shed risk in response to the increasing concerns regarding a weakening financial system and a potential recession in the U.S. Equity markets were buoyed early in the second quarter by Federal Reserve actions and the perception of stabilizing credit markets. However, stocks began to retreat soon thereafter as rising commodity prices stoked inflation concerns and continued weakness in the U.S. housing market reignited economic concerns and credit market fears. Within the Russell 1000 Growth Index, losses during the period were broad-based with only two of ten sectors posting positive results. Energy (+16%) and Materials (+6%) performed best, while five sectors posted double-digit negative returns, led by Financials (-23%), Consumer Discretionary (-15%) and Health Care (-13%).
The Fund outperformed during the period due to stock selection across several sectors. Stock selection was particularly strong in Consumer Discretionary, Energy, Materials and Health Care, but was slightly offset by weaker selection in Financials, Telecommunication Services and Consumer Staples. Sector positioning, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, also contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance as our overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Energy and Materials more than offset an overweight to lagging Financials.

11

The three largest contributors to relative and absolute (i.e. total return) performance were Apache (Energy), Potash (Materials), and Gymboree (Consumer Discretionary). Shares of independent energy exploration and production company Apache rose during the period as surging oil prices helped the company report better-than-expected fourth quarter results and management announced several major development projects for 2008. Shares of Canadian fertilizer and feed products company Potash moved higher after reporting better-than-expected fourth quarter earnings and raising its guidance for the first quarter and all of 2008, as the company benefited from strong fertilizer price trends. Specialty children’s retailer Gymboree reported a strong holiday season in which the company met aggressive sales goals resulting in increased same-store sales growth for the fourth quarter.
Top detractors from relative performance included American International Group (AIG) (Financials), WellPoint (Health Care), and Coventry (Health Care). Shares of global insurance and financial services provider AIG fell after the company reported weaker-than-expected earnings, a sharp decline in book value, and a large write-down of troubled mortgage securities. Managed healthcare insurance provider WellPoint’s stock price fell after management reduced 2008 guidance citing an underestimation of medical cost trends. Coventry’s shares declined as the health maintenance organization lowered its earnings outlook citing higher Medicare and commercial medical cost trends. UnitedHealth Group (Health Care), Microsoft (Information Technology) and Google (Information Technology) also detracted from the Fund’s absolute performance.
What is the outlook?
The Fund seeks to add value through bottom-up security selection in a diversified portfolio of high-quality growth companies with attractive valuations. Investment decisions are based primarily on independent, bottom-up, fundamental research. As of the end of the period, the Fund was most overweight Health Care, where we are finding attractive growth opportunities and we believe the group should perform relatively well in a difficult economic environment. Top Health Care holdings included WellPoint, Amgen and Covidien. We were also overweight Financials, where we think improving fundamentals and the current depressed valuations make the sector increasingly attractive. The Fund also had and overweight exposure to the Materials sector. At the end of the period, the Fund was most underweight the Consumer Staples, Industrials and Utilities sectors relative to the Russell 1000 Growth Index.
Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	5.6%

Capital Goods	4.8

Consumer Cyclical	7.3

Consumer Staples	3.1

Energy	12.6

Finance	9.1

Health Care	16.7

Services	4.8

Technology	28.5

Transportation	1.3

Utilities	1.6

Short-Term Investments	6.0

Other Assets and Liabilities	(1.4)

Total	100.0%

12

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Lehman Brothers Global Aggregate Index USD Hedged (“Lehman Brothers Global Aggregate Index”) provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).
Investment goal — Seeks maximum long-term total rate of return.
Average Annual Returns(2,3) (as of 6/30/08)

	1 Year	5 Year	10 Year

Global Advisers IA	1.54%	8.61%	5.13%

Global Advisers IB	1.28%	8.34%	4.88%

Lehman Brothers Global Aggregate Index USD Hedged	4.95%	3.83%	5.41%

MSCI World Growth Index	-2.75%	12.24%	3.42%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Matthew D. Hudson, CFA	Robert L. Evans	Scott M. Elliot	Evan S. Grace, CFA
Vice President and Equity Portfolio Manager	SeniorVice President, Partner, and Fixed Income Portfolio Manager	Senior Vice President, Partner, and Director of Asset Allocation Strategies	Vice President and Director of Asset Allocation Research
How did the Fund perform?
The Class IA shares of the Hartford Global Advisers HLS Fund returned -7.66% for the six-month period ended June 30, 2008, versus the returns of -6.83% for the MSCI World Growth Index and 0.08% for the Lehman Brothers Global Aggregate Index USD Hedged. The Fund underperformed the -5.56% return of the average fund in the Lipper Global Flexible Portfolio VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity and fixed income markets were down for the six-months ended June 30, 2008. Markets were volatile during the period as investors remained concerned about higher energy and agricultural commodity prices and the potential impact of a U.S.-led economic recession on global economic growth. Global equity markets were granted a brief reprieve on better-than-expected first quarter earnings and economic growth reports as well as increasing optimism that the worst of the turmoil in the Financials sector had passed. However, renewed credit market concerns and rising inflationary expectations reignited fears of a global slowdown, pressuring stocks in the latter part of the period. The MSCI World Growth Index returned -6.83% over the six months. Sector returns within the MSCI World Growth Index were negative for all but Energy and Materials. Financials, Consumer Discretionary, and Telecommunication Services fell the most during the period.
Global fixed income markets were similarly fragile during the first-half of the year as the ongoing credit crunch, a deteriorating U.S. housing market, elevated inflationary pressures and slowing global growth led lower-quality assets to underperform higher quality assets like U.S. Treasuries. As investors flocked to the safety of government debt, yields in the U.S., particularly among shorter-dated issues, declined. Performance across other global fixed income markets was mixed as global central banks adopted a variety of policy measures in an effort to counteract inflationary pressures without stifling growth.
The Fund trailed its MSCI World Growth Index benchmark primarily due to weak relative (i.e. performance of the Fund as measured against the benchmark) returns in the equity portion of the Fund. The fixed income portion modestly outperformed its benchmark for the period. Allocation among equities, bonds, and cash had a negligible impact during the period.
The underperformance of the Fund’s equities relative to the MSCI World Growth Index during the period was a primarily a result of security selection. Positive stock selection in Materials and Telecommunication Services was more than offset by weaker stock selection in the Financials, Consumer Discretionary, and Information Technology sectors. Sector allocation, which is a fall-out of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative performance. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging Financials, Information Technology and Telecommunication Services hurt benchmark relative returns.
The top detractors from the equity portion of the Fund’s relative and absolute (i.e. total return) performance were MF Global (Financials), Suntech Power Holdings

13

(Industrials), and Las Vegas Sands (Consumer Discretionary). Shares of MF Global fell sharply after a rogue trader within the Bermuda-based independent derivatives brokerage firm caused significant losses by trading unauthorized wheat futures contracts. Shares of China-based solar energy company Suntech Power retreated after management released disappointing results and production guidance, citing pressures from tight silicon markets and high silicon prices. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings as gamblers at its properties had better-than-expected success. Google also detracted from absolute performance results. The company experienced a decline in its stock price after reporting weaker-than-expected earnings and slowing growth in paid ad clicks.
Elan (Health Care), Potash (Materials), and Seadrill (Materials) were the leading relative contributors to equity performance owned by the Fund. Shares of neuroscience-based biotechnology company Elan moved higher after the company announced positive data related to its multiple sclerosis drug TYSABRI. Canadian-based fertilizer and feed products company Potash advanced after the company reported better-than-expected first quarter earnings and raised its guidance for all of 2008. Shares of Norwegian deepwater drilling company, Seadrill, moved higher after the company posted better-than-expected operating profits and stated that day-rates for rigs were expected to continue to move higher due to strong demand. Oil and gas company Ultra Petroleum also contributed to the Fund’s absolute returns as shares skyrocketed after the company reported better than expected profits driven by increased commodity prices and higher production.
The fixed income portion of the fund outperformed its Lehman Brothers Global Aggregate Index USD Hedged benchmark during the period, driven by favorable performance among our credit and country strategies. In contrast, yield curve, currency and duration strategies detracted from results. Performance among credit strategies was driven primarily by second quarter overweights in residential and commercial mortgage backed securities, sectors particularly hard hit in the first quarter, as well as favorable security selection among high-quality, short-dated corporate bonds. Positioning in country strategies also was beneficial. Currency strategies detracted from performance as expectations for currency weakness in Eastern Europe, particularly in Hungary, detracted from results. Yield curve positioning was also a modest negative as weaker-performing positions in Germany offset more favorable performance in U.S. yield curve positions. Duration positioning also detracted as overweight duration positions in Australia and inflation-linked positions in Japan detracted during the period.
What is the outlook?
The headwinds from the housing downturn in the U.S. are impacting a number of large, global economies as well as a number of smaller, open economies. Significant policy stimulus in the U.S. may prevent the Federal Reserve from changing its interest rate posture, but many non-U.S. central banks are faced with difficult policy decisions as inflationary pressures remain high while growth has slowed.
Our equity positioning is the result of bottom-up fundamental research. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Information Technology, and Industrials stocks. The Fund held less-than-benchmark weights in Consumer Staples, Consumer Discretionary, and Utilities names.

Given our outlook, the fixed income portion of the Fund is positioned with a long duration bias outside of Canada, where we still have a short duration bias versus the major European economies. Among credit strategies, we continue to avoid sectors and issuers with elevated subprime consumer exposure and refinancing risk as new issuance has led to significant price declines in secondary markets. As markets have engaged more with the idea of global macroeconomic slowdown and higher inflation, we continue to focus positions on large industrial and banking companies with good sources of funding and strong balance sheets. We continue to favor U.S. dollar-denominated corporate credit although valuations are improving in Europe and the U.K.
From an asset allocation standpoint, the Fund ended the period with a slight underweight (i.e. the Fund’s sector position was less than the benchmark position) to equities and slight overweights to fixed income and cash.
Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets

Australia	1.6%

Austria	0.4

Brazil	0.8

Canada	4.2

China	0.4

Denmark	2.2

Finland	0.1

France	5.6

Germany	8.7

Greece	1.4

Ireland	1.7

Israel	0.9

Japan	2.8

Luxembourg	1.7

Mexico	0.9

Netherlands	2.2

Norway	1.0

Poland	0.1

Singapore	1.1

South Africa	0.1

Spain	2.6

Sweden	0.1

Switzerland	2.7

Taiwan	0.6

United Kingdom	6.3

United States	46.9

Short-Term Investments	9.0

Other Assets and Liabilities	(6.1)

Total	100.0%

Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	7.4%

Capital Goods	3.5

Consumer Cyclical	3.6

Consumer Staples	4.5

Energy	6.7

Finance	17.2

Foreign Governments	11.6

Health Care	8.2

Services	1.9

Technology	19.2

Transportation	1.9

U.S. Government Agencies	7.0

U.S. Government Securities	1.5

Utilities	2.9

Short-Term Investments	9.0

Other Assets and Liabilities	(6.1)

Total	100.0%

Distribution by Category
 as of June 30, 2008

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	3.7%

Common Stocks	55.7

Corporate Bonds: Investment Grade	29.1

Corporate Bonds: Non-Investment Grade	0.1

U.S. Government Agencies	7.0

U.S. Government Securities	1.5

Short-Term Investments	9.0

Other Assets and Liabilities	(6.1)

Total	100.0%

14

Hartford Global Communications HLS Fund  inception 12/27/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/27/00 - 6/30/08
Growth of $10,000 investment
MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Global Communications IA	-2.62%	20.18%	4.47%

Global Communications IB	-2.86%	19.88%	4.23%

MSCI AC (All Country) World Telecommunication Services Index	-5.98%	13.64%	1.87	%*

S&P 500 Index	-13.11%	7.58%	1.35	%*

*	Return is from 12/31/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager

 Archana Basi, CFA
Vice President, Global Industry Analyst
How did the Fund perform?
The Class IA shares of the Hartford Global Communications HLS Fund returned -13.09% for the six-month period ended June 30, 2008, outperforming its benchmark, the MSCI All Country World Free Telecommunication Services Index, which returned -15.96% for the same period. The Fund also outperformed the -14.12% return of the average fund in the Lipper Science & Technology VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equities fell during the period amid continued turmoil in the U.S. credit and housing markets and concerns regarding global economic growth. Telecommunication Services stocks trailed the broader market, falling -15.96% versus a -10.41% decline in the MSCI All Country World Index. This follows two consecutive calendar years of Telecommunications outperformance. Diversified telecommunications companies fell less than their wireless peers, while communications equipment stocks performed relatively well. On a regional basis, Telecommunications companies in Latin America and Asia have benefited from relatively strong stock price performance, while returns in North America, Europe, and other emerging markets have been more challenging.
The Fund benefited from a number of holdings within certain emerging markets where demand for telecommunication services continues to grow. Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period included Brazilian stocks Telemar Norte Leste and Brasil Telecom and Israeli wireless provider Partner Communications. Shares of Brazilian fixed line operator Telemar Norte Leste rose in anticipation of a possible corporate restructuring and acquisition of Brasil Telecom. Brasil Telecom, in turn, saw share price gains primarily in expectation of the buyout by Telemar Norte Leste. The market also was pleased by the company’s solid financial results for the fourth quarter of 2007, particularly in its mobile division. Partner Communications reported strong fourth quarter of 2007 results, which was driven by higher data

15

utilization and expanded minutes of use. Partner’s outlook remains positive as the company should continue to benefit from mobile number portability and its upcoming network upgrade that will enable higher data speeds. Other top relative and absolute contributors included UK fixed line operator Thus Group, Brazilian integrated service provider Tele Norte, and Italian diversified communications company Telecom Italia.
The largest detractors from relative performance included mobile operators in Turkey (Turkcell) and Russia (VimpelCom), Indian diversified operator Bharti Airtel, and Alaska-based integrated communications company General Communications. Shares of Turkcell declined on overall weakness in the Turkish stock market. Investor fears were stoked by worries over an expiring loan from the International Monetary Fund (IMF) and potential political instability caused by a judicial attempt to shut down the governing party. After strong price performance in 2007, VimpelCom shares pulled back as the company’s financial results for the fourth quarter of 2007 did not beat investors’ expectations. In addition, Russian stocks, in general, performed poorly in the first half of 2008 due to concerns over the global economic slowdown and its impact on emerging markets. Bharti Airtel saw its shares fall on concerns over how the company would fund its proposed purchase of South African global communications company MTN Group. Shares of General Communications traded lower when the company reported earnings below analyst expectations. Other detractors from absolute returns included Norway-based mobile provider Telenor and Spanish diversified communications company Telefonica.
What is the outlook?
The Fund’s stock selection focuses on companies with solid business fundamentals, but which consensus opinion has misperceived as being at a competitive disadvantage. Because of the uncertainty and volatility surrounding the Telecommunications sector, we believe that many such investing opportunities exist.
Using the approach described above, the Fund allocates its assets to selected areas or industries. Once these allocations are made, we envision low stock turnover as we monitor how well the industries perform. The Fund is currently positioned in line with our thinking that wireless stocks will outperform wireline stocks and emerging market Telecommunications stocks will outperform those in the developed markets.
At a meeting held on February 6, 2008, the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Global Communications HLS Fund, Global Financial Services HLS Fund and Global Technology HLS Fund (each, an “Acquired Fund”) and Global Equity HLS Fund (the “Acquiring Fund”), the reorganization of Global Communications HLS Fund with and into the Acquiring Fund, the reorganization of Global Financial Services HLS Fund with and into the Acquiring Fund and the reorganization of the Global Technology HLS Fund with and into the Acquiring Fund. The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund to be held on or about August 12, 2008, for the purpose of seeking the approval of each reorganization.
Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets

Internet Providers & Web Search Portal	5.5%

Other Telecommunications	29.8

Telecommunication Resellers	8.7

Wired Telecommunications Carriers	9.5

Wireless Communications Services	12.0

Wireless Telecommunications Carriers	33.1

Short-Term Investments	7.7

Other Assets and Liabilities	(6.3)

Total	100.0%

Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets

Argentina	0.8%

Brazil	12.0

Canada	0.9

Egypt	4.3

France	3.4

Germany	3.1

India	2.4

Indonesia	2.3

Israel	4.6

Italy	3.3

Luxembourg	6.7

Mexico	1.5

Norway	8.0

Russia	11.8

South Africa	4.4

Spain	8.6

Turkey	3.2

United Kingdom	1.6

United States	15.7

Short-Term Investments	7.7

Other Assets and Liabilities	(6.3)

Total	100.0%

16

Hartford Global Equity HLS Fund inception 1/31/2008
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 1/31/08 - 6/30/08
Growth of $10,000 investment
MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. The index consists of 23 developed-market country indices, including the United States.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns (as of 6/30/08)

Since
Inception

Global Equity IA	-2.13%

Global Equity IB	-2.23%

MSCI All Country World Index	-2.44%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Mark D. Mandel, CFA	Cheryl M. Duckworth, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Global Equity HLS Fund returned -2.13% for the five-month period ended June 30, 2008, outperforming its benchmark, the MSCI All Country World Index, which returned -2.44% for the same period. The Fund outperformed the -4.73% return of the average fund in the Lipper Global Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets continued to struggle during the first six-months of 2008 amid ongoing turmoil in the U.S. mortgage and credit markets. Equity markets were buoyed early in the second quarter by actions of the Federal Reserve and the perception of stabilizing credit markets; however, stocks began to retreat soon thereafter as rising commodity prices stoked inflation concerns and continued weakness in the U.S. housing market reignited economic concerns and credit market fears. These events in the U.S. had a broad impact and contributed to a complicated environment for monetary policy makers in the U.S. and Europe.
During the five-month period since its inception, the Fund has benefited from security selection in the Energy, Materials, and Financials sectors; stock selection was weaker in the Industrials, Consumer Staples, and Consumer Discretionary sectors. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to lagging Financials also aided relative (i.e. performance of the Fund as measured against the benchmark) performance.
Japan Tobacco (Consumer Staples), UnitedHealth Group (Health Care), and Smurfit-Stone Container (Materials) were among top detractors from relative performance during the period. Japan Tobacco’s share price declined after a lawmaker proposed a tax increase that would triple cigarette prices in Japan, which would hurt demand in the company’s largest market. Shares of managed care provider UnitedHealth fell on concerns that the company would lower its 2008 earnings guidance due to weakness in its commercial and Medicare businesses, along with higher medical cost trends and slower enrollment. Paper-based packaging products manufacturer Smurfit-Stone faced headwinds as higher energy prices drove up the costs of transportation and chemicals, pushing its shares lower. Other detractors from absolute returns included U.S.-based banks Bank of America and Washington Mutual.
Materials and Energy holdings were the primary contributors to relative and absolute (i.e. total return) returns during the period, led by Agrium (Materials), Vale (also known as Companhia Vale do Rio Doce) (Materials), and Potash (Materials). Shares of agricultural seed, chemicals, and fertilizer company Agrium rose after the company posted solid earnings as record world grain prices continued to spur demand for crop nutrients, seed, and chemicals. Diversified Brazilian

17

metals and mining business Vale saw its shares appreciate on higher-than-expected iron ore settlement prices. In an environment of rising costs, the firm is benefiting from its size and low cost structures. Potash is a Canadian-based fertilizer and feed products company. The company’s shares rose after it reported better-than-expected first quarter earnings and raised its guidance for all of 2008. Holding shares of Canada-based independent energy company Canadian Natural Resources (Energy) also contributed to absolute performance as the company reported earnings above consensus, driven by higher realized oil and natural gas prices and better-than-expected production volumes.
What is the outlook?
The Fund’s diversified portfolio is constructed by selecting companies across sectors and industries that are deemed attractive by a team of global industry analysts. As a result of bottom-up stock selection, at the end of the period we were most overweight the Health Care sector and underweight Financials and Industrials relative to the MSCI All Country World Index. Our holdings are geographically diverse. Within Health Care we favor pharmaceutical companies Schering Plough and Abbott Laboratories. At the end of the period, the Fund was significantly overweight to North America, which was offset by underweights in developed Europe and Japan relative to the Index. North American names that we favored included Canadian fertilizer company Agrium and U.S. software company Microsoft.
At a meeting held on February 6, 2008, the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Global Communications HLS Fund, Global Financial Services HLS Fund and Global Technology HLS Fund (each, an “Acquired Fund”) and Global Equity HLS Fund (the “Acquiring Fund”), the reorganization of Global Communications HLS Fund with and into the Acquiring Fund, the reorganization of Global Financial Services HLS Fund with and into the Acquiring Fund and the reorganization of the Global Technology HLS Fund with and into the Acquiring Fund. The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund to be held on or about August 12, 2008, for the purpose of seeking the approval of each reorganization.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	11.7%

Capital Goods	1.9

Consumer Cyclical	7.4

Consumer Staples	7.1

Energy	11.3

Finance	18.9

Health Care	12.9

Services	5.0

Technology	14.9

Transportation	0.9

Utilities	4.9

Short-Term Investments	2.2

Other Assets and Liabilities	0.9

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Australia	1.4%

Austria	0.7

Belgium	0.6

Brazil	3.7

Canada	7.7

China	1.0

Denmark	0.0

Egypt	0.3

France	4.5

Germany	4.1

Greece	0.2

Hong Kong	0.7

India	0.5

Indonesia	0.2

Ireland	0.4

Israel	0.4

Italy	0.9

Japan	6.0

Luxembourg	0.2

Malaysia	0.4

Mexico	0.1

Netherlands	2.0

Norway	1.0

Russia	2.8

Singapore	0.9

South Africa	0.3

Spain	0.8

Sweden	1.0

Switzerland	3.4

Taiwan	0.6

Turkey	0.3

United Kingdom	4.8

United States	45.0

Short-Term Investments	2.2

Other Assets and Liabilities	0.9

Total	100.0%

18

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/27/00 - 6/30/08
Growth of $10,000 investment
MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1	5	Since
	Year	Year	Inception

Global Financial Services IA	-28.39%	5.78%	1.24%

Global Financial Services IB	-28.57%	5.51%	1.00%

MSCI Finance ex Real Estate Index	-31.85%	6.84%	1.36	%*

S&P 500 Index	-13.11%	7.58%	1.35	%*

*	Return is from 12/31/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Mark T. Lynch, CFA
Senior Vice President, Partner,
Global Industry Analyst

How did the Fund perform?
The Class IA shares of the Hartford Global Financial Services HLS Fund returned -20.25% for the six-month period ended June 30, 2008, outperforming its benchmark, the MSCI Finance ex-Real Estate Index, which returned -23.27% for the same period. The Fund also outperformed the -24.49% return of the average fund in the Lipper Financial Services VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ending June 30, 2008 was one of the most volatile in recent history for the financial sector. Financial stocks were at the epicenter of market turmoil as volatility stemmed from events in the subprime mortgage market, which led to tightening credit availability and deterioration in the U.S. housing market. The extended credit crunch contributed to the near collapse of large investment bank Bear Stearns. Equity investors sought to shed risk in response to the increasing concerns regarding a shaky financial system and a potential recession in the U.S. Equity markets were buoyed early in the second quarter by actions of the Federal Reserve and the perception of stabilizing credit markets. However, stocks began to retreat soon thereafter as rising commodity prices stoked inflation concerns and continued weakness in the U.S. housing market reignited economic concerns and credit market fears. Financial stocks plummeted in the second half of June. In this environment, every industry in the MSCI Finance ex-Real Estate Index posted double-digit declines during the period. Thrifts & Mortgage Finance (-42%), Diversified Financial Services (-33%), and Capital Markets (-27%) stocks were hit the hardest.
The Fund outperformed during the period due to security selection, particularly in the Commercial Banks, Capital Markets, Diversified Financial Services, and Insurance industries. For the period, the only industry where stock selection detracted from results was Thrifts & Mortgage Finance.
Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance included Banco Itau (Banks), DBS Group Holdings (Banks) and American International Group (AIG) (Insurance). Shares of Banco Itau, a large Brazil-based bank, rose as the

19

company posted solid earnings growth due to robust loan growth. Shares of Singapore-based DBS Group Holdings rose as the bank reported results ahead of expectations due to higher interest income and strong loan growth. In addition, the Fund benefited from not investing in global insurance and financial services provider AIG as their shares fell after the company reported weaker-than-expected earnings and a large write-down of troubled mortgage securities. Lloyds TSB Group (Banks) and Toronto Dominion Bank (Banks) also contributed to absolute (i.e. total return) performance.
Washington Mutual (Banks), Old Mutual plc (Insurance) and HSBC Group Holdings (Banks) were the top detractors to relative performance during the period. U.S. thrift-holding company and residential mortgage lender Washington Mutual was hit hard on fears that the losses it will incur on its residential real estate portfolio could force another dilutive capital raise and cause massive losses for the next several years. Shares of Old Mutual, the U.K. domiciled insurer which still has half its business in South Africa, was hurt after economic concerns and sharp currency decline seen in that country. The Fund did not hold HSBC, which hurt relative performance as its shares substantially outperformed other financials due to the company’s strong capital base and exposure to emerging markets. Other top detractors from absolute performance included Diversified Financial Services firms UBS, Invesco, and Julius Baer.
What is the outlook?
The past year has been extremely volatile and complex for the financial sector. However, the disorder and turmoil caused by the subprime mortgage market and other structured vehicles has generated opportunities. We continue to focus on stocks with low P/Es (i.e. Price/Earnings ratio), opportunistically look for special situations, and avoid companies that are lacking strong customer franchises. Our holdings are geographically diverse. At the end of the period, we remained overweight (i.e. the Fund’s sector position was greater than the benchmark position) to North America and emerging markets, and underweight (i.e. the Fund’s sector position was less than the benchmark position) in Asia and the United Kingdom relative to the Fund’s benchmark. At the end of the period we were most overweight the Consumer Finance and Thrifts & Mortgage Finance industries and most underweight Diversified Financial Services and Commercial Banks.
At a meeting held on February 6, 2008, the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Global Communications HLS Fund, Global Financial Services HLS Fund and Global Technology HLS Fund (each, an “Acquired Fund”) and Global Equity HLS Fund (the “Acquiring Fund”), the reorganization of Global Communications HLS Fund with and into the Acquiring Fund, the reorganization of Global Financial Services HLS Fund with and into the Acquiring Fund and the reorganization of the Global Technology HLS Fund with and into the Acquiring Fund. The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund to be held on or about August 12, 2008, for the purpose of seeking the approval of each reorganization.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Commercial Banking	14.2%

Depository Credit Banking	29.9

Insurance Carriers	20.2

International Trade Financing (Foreign Banks)	5.6

Monetary Authorities — Central Bank	3.6

Nondepository Credit Banking	6.5

Other Financial Investment Activities	10.3

Real Estate Credit (Mortgage Banking)	3.7

Securities, Commodities and Brokerage	5.5

Short-Term Investments	5.9

Other Assets and Liabilities	(5.4)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Brazil	2.8%

Canada	17.2

China	2.5

France	7.8

Germany	5.7

Italy	4.4

Malaysia	0.5

Netherlands	6.5

Norway	4.4

Singapore	3.6

Switzerland	8.4

United Kingdom	7.6

United States	28.1

Short-Term Investments	5.9

Other Assets and Liabilities	(5.4)

Total	100.0%

20

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 9/30/98 - 6/30/08
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Global Growth IA	-2.36%	12.36%	9.94%

Global Growth IB	-2.60%	12.08%	9.70%

MSCI World Growth Index	-2.75%	12.24%	4.61%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Global Growth HLS Fund returned -13.90% for the six-month period ended June 30, 2008, underperforming its benchmark, the MSCI World Growth Index, which returned -6.83% for the same period. The Fund also underperformed the -13.03% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the fund.
Why did the Fund perform this way?
Global equity markets fell during the first half of 2008. Markets were volatile during the period as investors remained concerned about higher energy and agricultural commodity prices and the potential impact of a U.S.-led economic recession on global economic growth. Global equity markets were granted a brief reprieve on better-than-expected first quarter earnings and economic growth reports as well as increasing optimism that the worst of the turmoil in the Financials sector had passed. However, renewed credit market concerns and rising inflationary expectations reignited fears of a global slowdown, pressuring stocks in the latter part of the period. The MSCI World Growth Index (-6.83%) outperformed the MSCI World Value Index (-13.72%). Within the MSCI World Growth Index, sector returns were negative for all but Energy and Materials. Financials, Consumer Discretionary, and Telecommunication Services fell the most during the period.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI World Growth Index during the period was primarily a result of security selection. Positive stock selection in Materials and Telecommunication Services was more than offset by weaker stock selection in the Financials, Consumer Discretionary, and Information Technology sectors. Sector allocation, which is a fall-out of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative performance. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging Financials, Information Technology and Telecommunication Services hurt benchmark-relative returns.
The top detractors from the Fund’s relative and absolute (i.e. total return) performance were MF Global (Financials), Suntech Power Holdings (Industrials), and Las Vegas Sands (Consumer Discretionary). Shares of MF Global fell sharply after a rogue trader within the Bermuda-based independent derivatives brokerage firm caused significant losses by trading unauthorized wheat futures contracts. Shares of China-based solar energy company Suntech Power retreated after management released disappointing results and production guidance, citing pressures from tight silicon markets and high silicon prices. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings. Internet search and ad firm Google also detracted from absolute performance results. The company experienced a decline in its stock

21

price after reporting weaker-than-expected earnings and slowing growth in paid ad clicks.
Elan (Health Care), Potash (Materials), and Seadrill (Materials) were the leading contributors to benchmark-relative performance. Shares of neuroscience-based biotechnology company Elan moved higher after the company announced positive data related to its Alzheimer’s drug Bapineuzumab. Canadian-based fertilizer and feed products company Potash reported better-than-expected first quarter earnings and raised its guidance for all of 2008, sending its shares higher. Shares of Norwegian deepwater drilling company Seadrill moved higher after the company posted better-than-expected operating profits and stated that day-rates for rigs were expected to continue to move higher due to strong demand. Oil and gas company Ultra Petroleum also contributed to the Fund’s absolute returns as its shares skyrocketed after the company reported better than expected profits driven by increased commodity prices and higher production.
What is the outlook?
Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At period-end, we found attractive opportunities in the Telecommunications Services sector, with top positions in wireless infrastructure company American Tower and wireless service provider MetroPCS Communications. Based on our stock-by-stock investment process, we ended the period with greater-than-benchmark weights in Telecommunication Services, Information Technology, and Industrials stocks. The Fund held less-than-benchmark weights in Consumer Discretionary, Consumer Staples, and Utilities names. Our largest absolute exposure was in the Information Technology sector, driven by positions in gaming companies Electronic Arts and Nintendo.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	11.8%

Capital Goods	6.0

Consumer Cyclical	4.8

Consumer Staples	6.0

Energy	10.6

Finance	7.7

Health Care	12.1

Services	2.4

Technology	30.0

Transportation	3.0

Utilities	3.2

Short-Term Investments	13.0

Other Assets and Liabilities	(10.6)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Australia	1.4%

Brazil	1.3

Canada	5.9

China	0.7

Denmark	3.4

France	2.9

Germany	2.8

Greece	0.9

Ireland	3.3

Israel	1.5

Japan	4.2

Luxembourg	1.4

Mexico	1.0

Netherlands	2.2

Norway	2.0

Spain	4.6

Switzerland	4.5

Taiwan	1.1

United Kingdom	7.7

United States	44.8

Short-Term Investments	13.0

Other Assets and Liabilities	(10.6)

Total	100.0%

22

Hartford Global Health HLS Fund inception 5/1/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 - 6/30/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, NASDAQ or the New York Stock Exchange and meet certain established market capitalization levels.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Global Health IA	-6.76%	9.02%	10.58%

Global Health IB	-7.00%	8.75%	10.32%

S&P 500 Index	-13.11%	7.58%	0.16	%*

S&P North American Health Care Sector Index	-10.90%	4.89%	3.48	%*

*	Return is from 4/30/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Joseph H. Schwartz, CFA*	Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Vice President,	Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?
The Class IA shares of the Hartford Global Health HLS Fund returned -8.51% for the six-month period ended June 30, 2008, outperforming its benchmark, the S&P NA HealthCare Sector Index, which returned -12.32% for the same period. The Fund also outperformed the -9.17% return of the average fund in the Lipper Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
It has been a tough environment for investors across the board over the last six months, and health care has certainly not been spared. Global equity markets fell during the period as investors shed risk in response to disruptions in the credit markets, rising agricultural and energy prices and slowing economic growth. Health care volatility has increased over concerns about the potential implications of the upcoming U.S. elections. Health Care stocks, as measured by the S&P NA HealthCare
Sector Index, fell sharply during the period. Within the index, Biotechnology was the only industry to post positive returns, while Health Care Providers & Services and Pharmaceuticals stocks lagged. Health Care stocks trailed the broader U.S. market, which returned -11.91%, as measured by the S&P 500 Index, and the world market return of -10.25%, as measured by the MSCI World Index.
The Fund outperformed its benchmark due to stock selection. Security selection was particularly strong in Pharmaceuticals and Health Care Providers & Services stocks. Elan, Merck, and Millennium Pharmaceuticals were the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance during the period. Elan rose after it reported better than expexted revenues from sales of its multiple sclerosis drug TYSABRI. Not owning pharmaceutical firm Merck, whose shares fell significantly after bad news about its cholesterol drug VYTORIN, helped relative performance. Shares of U.S.-based biotech company Millennium

23

Pharmaceuticals rose on news of a proposed acquisition of the company by Japan’s biggest drugmaker Takeda Pharmaceutical. Among other top contributors to performance was biopharmaceutical company Gilead Sciences. Its shares advanced after the company reported better than expected earnings estimates.
Human Genome Sciences, Amgen and Wyeth were among leading detractors from performance on a relative basis. Shares of biotechnology company Human Genome Sciences fell on safety concerns of higher dosing levels of its hepatitis C drug, Albuferon, which is in late-stage trials. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) to biotechnology firm Amgen also detracted from relative returns. The company’s shares rose on positive news of the FDA’s support for wider use of the firm’s drug Enbrel, to include treatment of psoriasis in children. The Fund’s underweight position in major pharmaceuticals firm Wyeth also detracted from returns. Shares rose after the company released positive Phase 2 data for a promising alzheimer’s disease drug in development with Elan. The Fund was also hurt from not owning New-Jersey based health products maker Johnson & Johnson. The company reported strong profits driven by dollar weakness driving up foreign revenues. Health services firm UnitedHealth Group was a top detractor from absolute (i.e. total return) performance.
What is the outlook?
At the end of the period, the Fund remained overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Biotechnology sub-sector and underweight the Pharmaceutical sub-sector. We may now be entering a period where strong performance is not as concentrated. but more broadly diverse. Challenges in the remainder of 2008 will include high-profile patent expirations, U.S. presidential election year rhetoric, cost containment across the U.S., Europe and Japan, and a conservative FDA.
*Joseph H. Schwartz, CFA withdrew as a partner of Wellington Management Company effective June 30, 2008. Plans for Mr. Schwartz’s retirement had been made well in advance. Other members of the existing portfolio management team have taken over Mr. Schwartz’s responsibilities.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Drugs & Druggists Sundries Wholesalers	3.7%

Electromedical Manufacturing	7.6

General Medical and Surgical Hospitals	1.9

Health and Personal Care Stores	2.7

Individual and Family Services	0.2

Insurance Carriers	4.5

Medical and Diagnostic Laboratories	1.0

Medical Equipment & Supplies Manufacturing	9.1

Outpatient Care Centers	2.4

Pharmaceutical & Medicine Manufacturing	58.1

Professional Services — Computer System Design and Related	0.5

Scientific Research & Development Services	7.8

Short-Term Investments	8.4

Other Assets and Liabilities	(7.9)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Belgium	2.2%

Brazil	0.5

China	0.3

Denmark	0.6

France	3.0

Germany	1.4

Ireland	4.1

Israel	1.6

Italy	1.0

Japan	11.0

Spain	0.7

Switzerland	1.2

United Kingdom	1.9

United States	70.0

Short-Term Investments	8.4

Other Assets and Liabilities	(7.9)

Total	100.0%

24

Hartford Global Technology HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 - 6/30/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Technology Sector Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the Index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, NASDAQ or the New York Stock Exchange and meet certain established market capitalization levels.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Global Technology IA	-8.82%	10.16%	-5.89%

Global Technology IB	-9.05%	9.89%	-6.10%

S&P 500 Index	-13.11%	7.58%	0.16	%*

S&P North American Technology Sector Index	-6.95%	8.27%	-9.20	%*

* Return is from 4/30/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Scott E. Simpson	John F. Averill, CFA	Eric C. Stromquist	Bruce L. Glazer	Anita M. Killian, CFA
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?
The Class IA shares of the Hartford Global Technology HLS Fund returned -10.28% for the six-month period ended June 30, 2008, outperforming its benchmark, the S&P NA Technology Sector Index, which returned -12.16% for the same period. The Fund also outperformed the -14.13% return of the average fund in the Lipper Science and Technology Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell during the first half of 2008. Markets were volatile during the period as investors remained concerned about higher energy and agricultural commodity prices and the potential impact of a U.S.-led economic recession on global economic growth. Global equity markets moved higher in the first half of the second quarter on better-than-expected earnings and economic growth reports as well as increasing optimism that the worst of the turmoil in the Financials sector had passed. However, renewed credit market concerns and rising inflationary expectations reignited fears of a global slowdown, pressuring stocks in the latter part of the period. Technology stocks underperformed the broader U.S. market, which returned -11.91% during the period, as measured by the S&P 500 Index, and the world market return of -10.25%, as measured by the MSCI World Index. Within the S&P North American Technology Sector Index, Internet and Catalog Retail, Internet Software & Service, and Semiconductors & Semiconductor Equipment lagged while Electronic Equipment and Instruments and IT Services names performed the best.
During the period the Fund benefited from strong security selection in the Semiconductors & Semiconductor Equipment and the Communications Equipment industries. However, this was somewhat offset by weaker stock selection in the Software, Electronic Equipment & Instruments, and Internet Software & Services industries.
Qualcomm Inc, ON Semiconductor, and Marvell Technology were among the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period. Qualcomm, a leader in advanced

25

wireless semiconductors, benefited from strong demand for 3G handsets and is gaining market share in 3G chip market Code Division Multiple Access (CDMA) and Wideband Code Division Multiple Access (W-CDMA) wireless technologies. Shares of ON Semiconductor, a U.S.-based chip maker, rose after the company reported better than expected profits and forecasted revenues above Wall Street expectations. Marvell, a global semiconductor provider focused on broadband communication technologies reported very strong numbers due to results in storage and Ethernet. Research In Motion was among other top names contributing to absolute returns. The Canadian-based wireless telecommunications manufacturer and service provider benefited from strong demand for Smartphones and solid sales of the company’s Blackberry device.
Electronic Arts and Google were among the top detractors from relative and absolute performance during the period. Shares of interactive entertainment software company Electronic Arts fell after the company reported an annual profit outlook that fell short of profit expectations. Google’s stock price declined due to concerns about the company’s future search advertising revenue. In addition, our underweight (i.e. the Fund’s sector position was less than the benchmark position) in IBM hurt benchmark relative returns. Shares in the company, whose business spans computer hardware, software, semiconductors and IT services, outperformed the S&P North American Technology Sector Index during the period. Microsoft and Intel were among other top names that detracted from absolute returns during the period. Microsoft’s shares fell after the company announced plans to acquire Yahoo.
What is the outlook?
Economic activity is expected to deteriorate globally this year. The Technology sector is not immune to those economic challenges and could soften for a year or two but we remain optimistic about the future for Technology stocks overall. We prefer names with a diversified geographic base of customers, a diverse product line and those entering new product cycles.
At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Semiconductors & Semiconductor names and most underweight Computers & Peripherals names relative to the S&P NA Technology Sector Index.
At a meeting held on February 6, 2008, the Board of Directors of Hartford Series Fund, Inc. unanimously approved on behalf of Global Communications HLS Fund, Global Financial Services HLS Fund and Global Technology HLS Fund (each, an “Acquired Fund”) and Global Equity HLS Fund (the “Acquiring Fund”), the reorganization of Global Communications HLS Fund with and into the Acquiring Fund, the reorganization of Global Financial Services HLS Fund with and into the Acquiring Fund and the reorganization of the Global Technology HLS Fund with and into the Acquiring Fund. The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund to be held on or about August 12, 2008, for the purpose of seeking the approval of each reorganization.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Activities Related to Credit Banking	5.9%

Colleges, Universities and Prof Schools	0.7

Communications Equipment Manufacturing	8.5

Computer and Peripheral	11.8

Electrical and Electronic Merchandise Wholesalers	1.9

Electrical Equipment Manufacturing — Component Other	2.0

Electrical Goods	2.0

Employment Services	1.4

Industrial Machinery Manufacturing	1.1

Industrial Machinery, Equipment Rental & Leasing	4.7

Internet Providers & Web Search Portal	5.1

Management, Scientific, Technical Consulting Service	2.0

Other Telecommunications	3.0

Professional Services — Computer System Design and Related	4.6

Semiconductor, Electronic Component Manufacturing	23.6

Software Publishers	20.2

Short-Term Investments	12.2

Other Assets and Liabilities	(10.7)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Canada	3.6%

China	0.1

Germany	1.4

Hong Kong	0.9

Netherlands	1.9

South Korea	1.9

Switzerland	1.1

Taiwan	4.0

United States	83.6

Short-Term Investments	12.2

Other Assets and Liabilities	(10.7)

Total	100.0%

26

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/02 - 6/30/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Growth IA	-0.65%	8.85%	7.06%

Growth IB	-0.90%	8.59%	6.79%

Russell 1000 Growth Index	-5.96%	7.33%	4.32%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Andrew J. Shilling, CFA	John A. Boselli, CFA
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Growth HLS Fund returned -7.88% for the six-month period ended June 30, 2008 outperforming its benchmark, the Russell 1000 Growth Index, which returned -9.06% for the same period. The Fund also outperformed the -10.06% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Equity markets continued to deteriorate over the past six-months as investors shed risk amid turmoil in the bond and housing markets. Investors also remained concerned about higher energy and agricultural commodity prices, rising inflation, and the potential impact of a U.S.-led economic recession on global economic growth. The market’s decline was broad-based as growth and value, as well as large- and small-cap stocks, succumbed to the negative headwinds. Growth stocks led their value peers, as the Russell 1000 Growth Index’s -9.1% return was ahead of the -13.6% return of the Russell 1000 Value Index. Large-cap stocks, as measured by the Russell 1000 Index, trailed small-cap stocks, represented by the Russell 2000 Index, -11.2% to -9.4%. Only two of the ten sectors in the Russell 1000 Growth Index had positive returns: Energy stocks rose 16% and Materials stocks gained 6%. Financials (-23%), Consumer Discretionary (-15%), and Health Care (-13%) were the biggest laggards.
The Fund’s outperformance versus its benchmark was driven by both stock selection and sector positioning, which is a fallout of our bottom-up (i.e. stock by stock fundamental research) stock selection process. Security selection was strongest in Materials and Energy, offset by weaker results in Consumer Discretionary, Financials, and Health Care. In addition, relative (i.e. performance of the Fund as measured against the benchmark) returns benefited from our above-benchmark weight in Materials and Energy. Top contributors to relative and absolute (i.e. total return) returns included U.S. Steel (Materials), CONSOL Energy, Agrium (Materials), and Potash (Materials). Steel maker U.S. Steel, with operations in the U.S., Canada, and Central Europe, is benefiting from rising global demand, pushing prices and margins higher. Coal, gas, and services company CONSOL Energy saw its shares rise on continued high global demand for energy. Canadian agricultural products firms Agrium and Potash saw their shares gain on solid earnings reports as record world grain prices continue to spur demand for crop nutrients, seed, and chemicals.
MF Global (Financials), Suntech Power (Industrials), Focus Media (Consumer Discretionary), and Google (Information Technology) were among the top detractors from relative and absolute performance during the period. Shares of Bermuda-based independent derivatives broker MF Global fell sharply after a rogue trader within the firm caused significant losses by trading unauthorized wheat futures contracts. We eliminated the position. China-based solar energy company Suntech

27

Power lowered its first quarter and full-year revenue guidance below consensus estimates due to higher silicon costs and a negative weather impact, putting negative pressure on its share price. We eliminated the position as silicon supply has become tighter than expected. Shares of Chinese digital advertising and media company Focus Media trended lower due to concerns about management changes, accounting issues, and mobile spamming. Internet search firm Google announced disappointing earnings, driven by higher operating expenses and concerns of slowing growth in ad sales, pushing its shares lower.
What is the outlook?
Our investment approach is very much a bottom-up process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom-up stock selection, our largest exposures relative to the benchmark at the end of the period were in the Materials, Industrials, and Energy sectors. We remain underweight (i.e. the Fund’s sector position was less than the benchmark position) consumer stocks broadly as we believe fundamentals are likely to be impacted by a slowing economy and reduced consumer spending. At the end of the period we were most underweight the Consumer Staples, Utilities, and Consumer Discretionary sectors relative to the Russell 1000 Growth Index
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	17.8%

Capital Goods	8.2

Consumer Cyclical	7.6

Consumer Staples	1.0

Energy	11.3

Finance	5.4

Health Care	12.0

Services	5.3

Technology	27.1

Transportation	1.2

Short-Term Investments	7.0

Other Assets and Liabilities	(3.9)

Total	100.0%

28

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. . (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Growth Opportunities IA	-1.02%	15.87%	8.88%

Growth Opportunities IB	-1.27%	15.58%	8.61%

Russell 1000 Growth Index	-5.96%	7.32%	0.96%

Russell 3000 Growth Index	-6.38%	7.56%	1.08%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned -11.13% for the six-month period ended June 30, 2008, versus the returns of -9.05% for the Russell 3000 Growth Index and -9.06% for the Russell 1000 Growth Index. The Fund outperformed the -11.94% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets were down for the six-month period ended June 30, 2008 due to global inflation concerns and continued turmoil in the U.S. housing and credit markets. Large-cap stocks trailed small-cap and mid-cap stocks, when measured using the S&P 500 Index (-12%), Russell 2000 Index (-9%), and S&P 400 Index (-4%), respectively. Within the Russell 3000 Growth Index, only two sectors posted positive returns for the period. The Energy (+18%) and Materials (+4%) sectors were the strongest performers while the Financials (-22%), Consumer
Discretionary (-15%) and Health Care (-13%) sectors were the weakest.
The Fund underperformed due to weak security selection, particularly in the Consumer Discretionary, Health Care and Industrials sectors. Sector weight positioning, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, had a positive impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance because of overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Energy and Materials, which outperformed on a relative basis.
The top detractors from benchmark-relative returns were Suntech Power (Industrials), Focus Media (Consumer Discretionary), and Wellpoint (Health Care). Shares in Suntech Power, a China-based solar energy company, retreated after management released disappointing results and

29

production guidance, citing pressures from tight silicon markets. We eliminated the position. Shares of China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting practices, and mobile spamming. Wellpoint is a managed healthcare insurance provider. Management reduced 2008 guidance citing an underestimation of medical cost trends. In addition, Internet search giant Google detracted from absolute (i.e. total return) performance as disappointing earnings news, driven by higher operating expenses and concerns of slowing growth in ad sales, sent shares lower.
Stock selection within the Materials and Energy sectors added to relative performance. Arch Coal (Energy), Chesapeake Energy (Energy), EOG Resources (Energy), and U.S. Steel (Materials) were top contributors to relative and absolute performance. Coal producer Arch Coal saw significant end price increases due to extremely tight global coal markets brought on by strong developing world demand and supply shortages in China and Australia. Chesapeake Energy is an independent natural gas production company. During the period management raised production forecasts for 2008 and 2009, citing higher recovery expectations and increased drilling activity levels. The company is asset rich with a low-cost structure positioning the company for a high energy price environment. Shares in EOG Resources, an oil and natural gas exploration company, rose after management announced a large natural gas discovery in British Columbia and raised production forecasts for existing fields in Texas and Colorado. The company also benefited from higher energy prices. U.S. Steel benefited from rising global steel demand, pushing prices and margins higher.
What is your outlook?
We expect economic growth to continue to slow in the second half of 2008 as consumers face headwinds of expensive energy bills and higher credit card payments. Despite the recent actions of the Federal Reserve, we expect that modest core inflation gains and a slowing economy will soon move the Federal Reserve to make some difficult decisions. Currently, the Fund’s largest exposure is in Information Technology, followed by Industrials and Health Care. This is consistent with the overall view that there are ample opportunities across a number of different sectors regardless of the economic outlook. The Fund’s lowest weights are in the Consumer Staples, Financials, and Telecommunication Services sectors, with no exposure to Utilities.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	19.1%

Capital Goods	7.7

Consumer Cyclical	8.3

Consumer Staples	2.9

Energy	8.4

Finance	5.6

Health Care	15.2

Services	6.6

Technology	21.0

Transportation	0.8

Utilities	1.0

Short-Term Investments	12.1

Other Assets and Liabilities	(8.7)

Total	100.0%

30

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/98 - 6/30/08
Growth of $10,000 investment
Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.
Investment goal — Seeks high current income. Growth of capital is a secondary objective.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

High Yield IA	-2.71%	5.59%	4.84%

High Yield IB	-2.95%	5.32%	4.60%

Lehman Brothers High Yield Corporate Index	-2.26%	6.92%	5.54%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower .

Portfolio Managers

Mark Niland, CFA	Nasri Toutoungi	James Serhant, CFA
Managing Director	Managing Director	Senior Vice President, Senior Investment Analyst
How did the Fund perform?
The Class IA Shares of the Hartford High Yield HLS Fund returned -2.09% for the six-month period ended June 30, 2008, underperforming its benchmark, the Lehman Brothers High Yield Corporate Index, which returned -1.31%, and the Lipper High Current Yield VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -1.51%.
Why did the Fund perform this way?
The Fund trailed its benchmark for the overall reporting period primarily due to security selection decisions. Security selection within the Technology sector detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance, as the Fund’s position in a bank loan from software company Infor Global (an out-of-benchmark holding) declined sharply. The company’s most recent quarterly results came in weaker than expected and led to a delay in the company’s anticipated initial public offering of equity shares. In addition, the Fund’s position in drug store chain Rite Aid was adversely affected by concerns about the execution of a refinancing package that was ultimately consummated at the very beginning of the third quarter. However, the negative impact of security selection in these sectors was partially offset by strong security selection within the Media and Finance sectors.
Sector allocation decisions contributed positively to performance for the period. Specifically, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to the Cable Television sector enhanced returns. The sector was a solid performer during this period of economic turmoil as investors were attracted to its stable cash flow and decreased customer churn in a period of reduced housing turnover, which enhanced profit margins.
What is your outlook?
The consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment-grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, it seems unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern at least in the near term. As such, we expect the Federal Reserve to hold rates steady over the next few months.

31

Corporate credit defaults are clearly heading upward, as some of the more aggressively underwritten deals that were originated in 2005 through early 2007 are beginning to experience difficulties as the economy cools. In addition, the high yield market is absorbing a rising percentage of “fallen angels”, or former investment grade bonds that have migrated down to the speculative grade ranks, which have a higher tendency to default. At this point, the trailing twelve-month default rate as measured by Moody’s Investor Services is running at 2%, well below the long-term average of roughly 4.5%. The high yield market is currently pricing a default rate of over 12%. We are expecting that defaults will most likely be broader-based but not as severe as the last downturn. An important determinant of the extent of this current wave of defaults will likely be a function of corporate liquidity and cash flows. The Financial sector, along with Consumer Discretionary sectors, has felt the most pain so far in this cycle. But there is now clear evidence that the weakness is beginning to spread to the Transportation sectors, as well as other sectors that are heavily dependent on energy as an input to their cost structures. The second quarter’s earnings season will shed some important light on how severe this is likely to be. In this type of environment, there will certainly be some additional volatility in the price performance of high-yield bonds, but also pockets of opportunity.
Distribution by Credit Quality
as of June 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	0.4

BBB	0.4

BB	23.4

B	54.0

CCC	20.9

NR	0.9

Total	100.0%

Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	7.2%

Capital Goods	1.6

Consumer Cyclical	14.0

Consumer Staples	1.6

Energy	6.3

Finance	9.8

Health Care	7.5

Services	16.3

Technology	19.1

Transportation	1.8

Utilities	7.3

Short-Term Investments	16.1

Other Assets and Liabilities	(8.6)

Total	100.0%

32

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.
Average Annual Returns(2,3) (as of 6/30/08)

	1 Year	5 Year	10 Year

Index IA	-13.32%	7.21%	2.47%

Index IB	-13.54%	6.94%	2.24%

S&P 500 Index	-13.11%	7.58%	2.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Deane Gyllenhaal
Vice President
How did the Fund perform?
The Class IA shares of the Hartford Index HLS Fund returned -12.03% for the six-month period ended June 30, 2008, underperforming its benchmark, the S&P 500 Index, which returned -11.91%, and outperforming the Lipper S&P 500 Index Objective Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -12.07%.
Why did the Fund perform this way?
By design, the Fund is managed to mimic the performance of the S&P 500 Index. The performance of the Fund marginally differed with that of the benchmark for the six-month period due to changes in the index constituents, futures contract trading, and minimal cash exposure.
All but two sectors within the S&P 500 Index had negative returns for the six-month period under review. The major detracting sectors within the Index were Financials (-29.6%) and Telecommunications Services (-17.3%). The two sectors that realized positive returns for the period were Energy (+ 8.9%) and Materials (+ 1.2%).
On an individual stock basis, the two best performing stocks in the Index were Big Lots, the discount retailer which returned 95.3% during the period, and Nabors Industries, an industrial driller that returned 79.7%. A significant portion of the major detractors were within the Finance sector. Notably, specialty insurance providers MBIA Inc. and MGIC Investment dropped 76.4% and 72.6%, respectively, through June. Additionally, Bear Stearns, once the country’s fifth largest investment bank, declined dramatically as the firm was taken over by rival JPMorgan Chase in March. Bear Stearns’ stock value dropped by 89.2% from the end of 2007 until the time of its acquisition, and was deleted from the S&P 500 Index prior to the end of the second quarter.
What is your outlook?
The consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment-grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, it seems unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern, at least in the near term. As such, we expect the Federal Reserve to hold rates steady over the next few months.
The U.S. stock market could continue to be volatile as investors watch levels of unemployment, the value of the U.S. dollar, rising oil prices, the declining housing market, and potential changes in interest rates. The Fund will continue to be fully invested in the S&P 500 Index.

33

Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	4.0%

Capital Goods	4.9

Consumer Cyclical	7.4

Consumer Staples	7.4

Energy	14.8

Finance	14.9

Health Care	11.9

Services	5.6

Technology	22.7

Transportation	1.7

Utilities	4.0

Short-Term Investments	3.6

Other Assets and Liabilities	(2.9)

Total	100.0%

34

Hartford International Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/08
Growth of $10,000 investment
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

International Growth IA	-9.12%	15.76%	8.39%

International Growth IB	-9.34%	15.47%	8.13%

MSCI EAFE Growth Index	-4.07%	16.64%	7.26%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Andrew S. Offit, CPA	Matthew D. Hudson, CFA	Jean-Marc Berteaux
Senior Vice President, Partner	Vice President	Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford International Growth HLS Fund returned -18.58% for the six-month period ended June 30, 2008, underperforming its benchmark, the MSCI EAFE Growth Index, which returned -7.84% for the same period. The Fund also underperformed the -11.15% return of the average fund in the Lipper International Growth VP-UF Multi-Cap Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Non-U.S. equity markets fell during the period amid ongoing turmoil in global credit markets and a weakening outlook for corporate earnings growth. The MSCI EAFE Growth Index -7.84% outperformed the MSCI EAFE Value Index -13.32%. Within the MSCI EAFE Growth Index, sector returns were negative for all but Energy and Materials. Financials, Consumer Discretionary, and Telecommunication Services fell the most during the period.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI EAFE Growth Index was primarily a result of security selection. Positive stock selection in Materials was not enough to offset weaker stock selection in the Consumer Discretionary, Information Technology, and Consumer Staples sectors. Sector positioning, a fall-out of bottom-up (i.e. stock by stock fundamental research) stock selection, also detracted from relative results during the period primarily due to the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to the strong performing Materials sector.
Arcandor and Carphone Warehouse (both Consumer Discretionary) and easyJet (Industrials) were the leading relative detractors owned by the Fund. Shares of Arcandor, Germany’s largest department store chain, moved lower amid poor domestic consumer sentiment. Shares of Carphone Warehouse, the UK’s largest mobile phone retailer and broadband provider, fell sharply after the company reported a new venture with Best Buy and a weaker-than-expected outlook. European discount airline easyJet saw its shares decline amid soaring fuel prices and stagnating demand. Among other detractors from absolute (i.e. total return) returns was our position in wireless device manufacturer Nokia which was hurt as growth in global handset sales began to slow.
Top contributors to the Fund’s relative and absolute performance were K&S AG and Potash (both Materials), and Vestas Wind Systems (Industrials). Shares of K&S, a Germany-based chemical company and the European leader in potash products, and Potash, a Canadian-based fertilizer and feed products company, moved higher after reporting better-than-expected quarterly earnings and issuing optimistic earnings guidance for 2008. Both are benefiting from the global boom in agricultural products. Alternative energy firm Vestas Wind Systems’ share price benefited as rising energy prices continue to increase demand for renewable energy sources. Neuroscience-based biotechnology company Elan also contributed to relative returns as its shares moved higher after the company announced positive data related to its Alzheimer’s drug Bapineuzumab.

35

What is the outlook?
We select stocks individually based on their merits. At period-end, we found attractive opportunities in the Information Technology sector, with top positions in gaming company Electronic Arts and mobile communications device maker Research In Motion. Based on these stock-by-stock decisions, we ended the period with above benchmark weights in Information Technology, Financials, and Industrials stocks. The Fund held less-than-benchmark weights in Consumer Staples, Utilities, and Materials names. Our largest absolute exposure was in the Financials sector, with our largest positions in asset management company Man Group and global bank UBS.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	12.6%

Capital Goods	9.0

Consumer Cyclical	7.1

Consumer Staples	8.8

Energy	2.4

Finance	16.0

Health Care	8.9

Services	2.5

Technology	16.7

Transportation	4.7

Utilities	3.2

Short-Term Investments	16.6

Other Assets and Liabilities	(8.5)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Australia	2.0%

Belgium	1.5

Brazil	0.8

Canada	6.8

China	2.3

Denmark	5.8

Egypt	1.4

Finland	1.5

France	7.0

Germany	12.4

Ireland	4.4

Israel	1.2

Japan	7.4

Luxembourg	0.4

Netherlands	1.9

Norway	2.9

Russia	1.2

Spain	2.5

Switzerland	8.3

Taiwan	1.3

United Kingdom	18.9

Short-Term Investments	16.6

Other Assets and Liabilities	(8.5)

Total	100.0%

36

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
MSCI AC (All Country) World Free ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the United States. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
You cannot invest directly in an index.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

International Opportunities IA	1.78%	18.88%	6.63%

International Opportunities IB	1.53%	18.59%	6.39%

MSCI AC (All Country) World Free ex U.S. Index	-6.20%	19.42%	7.73%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President and Partner
How did the Fund perform?
The Class IA shares of the Hartford International Opportunities HLS Fund returned -11.28% for the six-month period ended June 30, 2008, underperforming its benchmark, the MSCI All Country World ex U.S. Index, which returned -9.84% for the same period. The Fund also underperformed the -10.66% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Non-U.S. equity markets fell during the period amid ongoing turmoil in global credit markets and a weakening outlook for corporate earnings growth. Within this environment, every sector in the MSCI All Country World ex U.S. Index but Materials (+7%) and Energy (+6%) fell, led by Financials (-20%), Consumer Discretionary (-17%), and Telecommunications (-16%). From a regional perspective, Emerging Markets (-17%), Europe (-12%), and Asia (-11%) declined while Latin America (+10%) and North America (+5%) performed well.
The Fund’s underperformance was primarily due to weak security selection. Selection in the Materials sector was not enough to offset weaker selection in Industrials, Consumer Staples, and Information Technology. Sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, was slightly additive due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and Consumer Staples and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Health Care.
Top detractors from relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance included Japan Tobacco (Consumer Staples), Nokia (Information Technology), and Deutsche Boerse (Financials). Shares of Japan Tobacco fell on concerns of slowing cigarette sales in Japan and a potential excise tax increase. Nokia, the world’s largest mobile phone maker, had been a strong performer coming into 2008. However, the company’s most recent earnings release disappointed investors, leading to a downdraft in the stock price. Deutsche Boerse is a German-based international financial marketplace operator. Shares fell due to a drop in the number of trades executed, increased competition, and continued uncertainty about the health of the global financial markets.
Top contributors to relative and absolute performance during the period included Xstrata (Materials), Canadian Natural Resources (Energy), and Elan (Health Care). Xstrata is a diversified mining company focusing on copper, coal, and nickel. News early in the year that Vale (also known as Companhia Vale do Rio Doce), the world’s largest iron ore producer, was in takeover discussions with Xstrata helped move shares

37

higher. Although the Vale deal ultimately fell apart, Xstrata continued to benefit from tight coal markets and high commodity prices. Canadian Natural Resources is a Calgary-based oil and gas exploration and production company. The company reported better-than-expected financial results, underpinned by very strong price realizations for both crude oil and natural gas. Elan is a neuroscience-based biotechnology company. The company’s shares moved higher after the company announced positive data related to its Alzheimer’s drug, Bapineuzumab.
What is the outlook?
Despite strong action from the U.S. Federal Reserve during the period, we expect a continued slowdown in the growth rate of world economies. Problems within U.S. financial markets are likely to continue to spread throughout the economy and take their toll on U.S. demand. We put little faith in the decoupling thesis, thus believing that U.S. weakness will spread to most global economies.
Sector weights are a fall out of our bottom-up stock selection process and at the end of the period Health Care, Consumer Staples, and Materials were our largest overweights relative to the benchmark and Consumer Discretionary, Financials, and Utilities were our largest underweights. In terms of regional allocation, we ended the period overweight Europe and underweight Japan and Asia ex Japan.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	16.1%

Capital Goods	1.5

Consumer Cyclical	6.0

Consumer Staples	9.1

Energy	10.3

Finance	21.2

Health Care	10.2

Services	1.8

Technology	13.9

Transportation	2.8

Utilities	3.5

Short-Term Investments	19.1

Other Assets and Liabilities	(15.5)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Australia	0.4%

Austria	1.5

Brazil	3.5

Canada	4.2

China	2.8

Denmark	1.0

Egypt	0.8

Finland	3.0

France	9.8

Germany	6.4

Hong Kong	1.3

India	0.4

Ireland	2.9

Israel	2.2

Japan	7.7

Luxembourg	2.0

Mexico	0.4

Netherlands	3.1

Norway	2.8

Qatar	0.3

Russia	4.1

South Africa	2.3

South Korea	0.2

Spain	1.6

Sweden	1.1

Switzerland	7.0

United Kingdom	19.9

United States	3.7

Short-Term Investments	19.1

Other Assets and Liabilities	(15.5)

Total	100.0%

38

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/08
Growth of $10,000 investment
S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada.
Investment goal — Seeks capital appreciation
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

International Small Company IA	-11.31%	18.30%	13.29%

International Small Company IB	-11.53%	18.00%	13.02%

S&P/Citigroup Extended Market Euro-Pacific Index	-15.41%	20.70%	14.07%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Simon H. Thomas	Daniel Maguire, CFA
Vice President	Vice President
How did the Fund perform?
The Class IA shares of the Hartford International Small Company HLS Fund returned -8.78% for the six-month period ended June 30, 2008, outperforming its benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, which returned -10.42% for the same period. The Fund also outperformed the -10.66% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Non-U.S. equity markets fell during the period amid ongoing turmoil in the credit markets and a weakening outlook for corporate earnings growth. Certain central banks acted aggressively to soften an economic slowdown, with the U.S. Federal Reserve lowering the federal funds rate and introducing multiple programs aimed at improving liquidity within financial markets. In response to increasing concerns over a shaky financial system and a likely U.S. recession, equity investors globally sought to shed risk. Eight of ten sectors in the S&P/Citigroup Extended Market Euro-Pacific Index fell during the period, led lower by Consumer Discretionary (-21%), Financials (-18%), and Telecommunications Services (-14%). Energy (+17%) and Materials (+3%), were the only sectors that rose during the period.
The Fund outperformed its benchmark primarily due to allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, the Fund benefited from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in relatively strong Energy stocks and an underweight (i.e. the Fund’s sector position was less than the benchmark position) among lagging Financials stocks. Stock selection was positive in six of ten sectors, with particular strength in Health Care, Energy, Consumer Discretionary, and Financials. This was largely offset by weaker selection in Industrials, Utilities, and Materials.
Among the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) returns were Lundin Petroleum (Energy), Hitachi Metals (Materials), and Nokian Renkaat Oyj (Consumer Discretionary). Investors rewarded Sweden-based oil and gas company Lundin Petroleum for receiving a long-awaited drilling permit in Russia, commencement of drilling operations in Africa, and further progress at its Alvheim offshore drilling operations. Japanese metals company Hitachi Metals benefited from continued demand for its industrial magnets from power plants and hybrid car applications. Shares of Finnish tire company Nokian Renkaat Oyj rose on strong quarterly results driven, in part, by brisk sales in Russia.

39

The largest detractors on a relative and absolute basis during the period were concentrated in the Industrials, Materials, and Consumer Discretionary sectors. Fears of a slowing European economy and higher jet fuel prices hurt the shares of U.K. discount airline easyJet (Industrials). We added to our position on weakness. French specialty chemicals company Rhodia (Materials) saw its shares decline on concerns about rising input costs as oil topped $140 per barrel. South Korean travel agency Hana Tour Service (Consumer Discretionary) was negatively impacted by concerns regarding the reduced spending power of Korean consumers. Shares of French waste treatment and services company Seche Environment (Industrials) fell after the company released revenue guidance below expectations due to the impact of a slowing economy on waste volumes. We still believe the company is a good long-term story benefiting from high barriers to entry due to regulated state permits.
What is the outlook?
We select stocks in the Fund one at a time based on their individual merits. At the end of the period we were most overweight Health Care and Energy stocks and most underweight Financials and Materials. In Health Care we have a focus on the high margin and recurring revenue potential of equipment & service companies. We also hold positions in several leading drug development and niche medical equipment companies. Our Energy overweight is based on the belief that the sector is well positioned to outperform due to compelling supply and demand fundamentals. Our holdings include conventional oil and gas as well as alternative fuel sources companies. We also see a favorable environment for energy services companies, which should benefit as rising oil demand is likely to support further exploration and development in addition to increased focus on improving utilization of existing resources. Our underweight in the Financials sector is based on our expectation of further weakness in the sector as companies, even if not involved in the wholesale funding segment of the market, disclose the extent of their exposure to troubled credit-related areas of the market.
On a regional basis, our greatest underweight position at the end of the period was in Europe, mostly due to less-than-benchmark exposures to Germany, Switzerland, France, and Spain, as valuations no longer appear compelling relative to the risk/reward profile of many companies in these regions. This was offset by overweight positions in Japan and select emerging markets.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	16.2%

Capital Goods	4.1

Consumer Cyclical	14.4

Consumer Staples	3.9

Energy	9.2

Finance	8.4

Health Care	15.6

Services	12.2

Technology	8.4

Transportation	6.1

Utilities	1.8

Short-Term Investments	19.2

Other Assets and Liabilities	(19.5)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Australia	6.2%

Belgium	1.0

Brazil	2.9

Canada	1.3

China	3.3

Cyprus	0.5

Denmark	0.8

Finland	2.5

France	7.6

Germany	5.2

Hong Kong	5.6

Indonesia	0.2

Israel	0.9

Italy	4.0

Japan	25.2

Liechtenstein	0.7

Malaysia	0.4

Netherlands	2.6

Norway	3.7

Papua New Guinea	0.5

Russia	0.4

Singapore	0.8

South Korea	3.3

Spain	1.7

Sweden	2.2

Switzerland	3.5

United Kingdom	13.3

Short-Term Investments	19.2

Other Assets and Liabilities	(19.5)

Total	100.0%

40

Hartford LargeCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 6/30/08)

	1 Year	5 Year	10 Year

LargeCap Growth IA	-10.60%	6.00%	2.35%

LargeCap Growth IB	-10.82%	5.74%	2.10%

Russell 1000 Growth Index	-5.96%	7.32%	0.96%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class IA shares of the Hartford LargeCap Growth HLS Fund returned -10.39% for the six-month period ended June 30, 2008, underperforming its benchmark, the Russell 1000 Growth Index, which returned -9.06%, and the Lipper Large Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -10.06%.
Why did the Fund perform this way?
The Fund’s underperformance versus its benchmark was attributable to weak security selection in the Health Care and Energy sectors, as well as an underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Industrials and Materials sectors and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Health Care. However, the Fund did benefit from security selection in the Consumer Discretionary, Industrials, and Materials sectors.
With regard to individual securities, the largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) returns were Big Lots and First Solar, both of which were overweighted. Big Lots has had very strong financial results this year and plans to continue to expand its store base. The company has benefited from a weaker economy that has caused consumers to be more price-sensitive. First Solar’s strong earnings helped propel its stock higher. The company has benefited from high energy prices, which have increased interest in First Solar’s alternative energy solutions. Conversely, the largest detractors from returns were overweights in Humana, Inc. and NVIDIA, a manufacturer of graphics-processor technologies. Despite an impressive fourth-quarter profit that beat Wall Street expectations, Humana, Inc. shares fell, along with most of the managed care industry, on profit warnings earlier this year. NVIDIA fell on disappointing earnings and concerns that an increase in competition and reduced demand may hurt the company’s historically high growth.
Our team invests in companies that we believe have compelling stock characteristics versus the Russell 1000 Growth Index. The team’s systematic approach weighs more than 70 fundamental characteristics across four broad categories, including: business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings

41

determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 1000 Growth Index over the long term.
As of the end of the period, the Fund’s top holdings included Microsoft and Apple. Microsoft is a top holding primarily due to a combination of good business performance represented by strong returns on capital, positive investor sentiment exhibited by good relative strength in the stock price, and strong management behavior as exhibited by the cash generated from the operations of the company. Similarly, Apple is a top holding because of its favorable investor sentiment, exhibited by good relative strength in the stock price; strong business performance represented by favorable returns on capital; and good management behavior as exhibited by favorable measures of earnings quality.
What is your outlook?
The consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment-grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, it seems unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern at least in the near term. As such, we expect the Federal Reserve to hold rates steady over the next few months.
On an absolute (i.e. total return) basis, the environment for stocks is improving. The declines we have seen over the last six to twelve months have improved the value of stocks relative to other asset classes. However, there are several threats to stocks. In particular, earnings growth continues to deteriorate and a looming recession may lead investors to believe the situation will not stabilize soon. On a relative basis, we see three key themes that could significantly impact performance relative to the Fund’s benchmark: volatility, credit spreads, and valuations. We expect volatility to level off at, or near, its current range through 2008. While periods of dramatically increasing volatility tend to be difficult for our strategy, if that volatility is driven by uncertainty and fear, the stocks with consistent earnings power that our strategy favors tend to benefit. Periods of widening credit spreads (i.e. short and long term interest rates moving farther apart), as has been the case recently, also favor quality stocks. We expect this trend to continue because spreads have not yet reached peak levels seen in the past. With regard to valuations, relative differences in valuations across the Fund’s investment universe have been tight by historical standards. This has made it difficult to make meaningful distinctions between attractively priced stocks and expensive stocks. As a result, our reliance on valuation has proven a disappointing tool to determine future relative performance recently. While there are indications that the dispersion in valuations is beginning to return to normal levels, a continuation of this lack of differentiation could be a headwind for the Fund.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	4.5%

Capital Goods	9.6

Consumer Cyclical	11.5

Consumer Staples	5.0

Energy	12.7

Finance	5.2

Health Care	12.3

Other Investment Pools and Funds	0.6

Services	7.1

Technology	26.8

Transportation	3.9

Utilities	0.6

Short-Term Investments	12.8

Other Assets and Liabilities	(12.6)

Total	100.0%

42

Hartford MidCap HLS Fund* inception 7/14/1997
(subadvised by Wellington Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 6/30/08)

	1 Year	5 Year	10 Year

MidCap IA	-3.80%	14.98%	14.79%

MidCap IB	-4.04%	14.69%	14.52%

S&P 400 MidCap Index	-7.34%	12.61%	9.84%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
*The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford MidCap HLS Fund returned -2.74% for the six-month period ended June 30, 2008, outperforming its benchmark, the S&P 400 MidCap Index, which returned -3.90% for the same period. The Fund also outperformed the -6.53% return of the average fund in the Lipper Mid-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell in the first half of 2008 amidst continued turmoil in the U.S. bond and housing markets and the extended credit crunch that contributed to the near collapse of large investment bank Bear Stearns. In response to increasing concerns of a shaky financial system and a potential recession in the U.S., equity investors sought to shed risk. Equity markets were buoyed early in the second quarter by Federal Reserve actions and the perception of stabilizing credit markets; however, stocks began to retreat soon thereafter as rising commodity prices stoked inflation concerns and continued weakness in the U.S. housing market reignited economic concerns and credit market fears. Mid-cap stocks (-4%) outperformed small-cap (-9%) and large-cap stocks (-12%) during the period, as measured by the S&P 400 MidCap, Russell 2000 and S&P 500 Indices, respectively. Growth stocks (-9%) out-paced Value stocks (-14%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. Within the S&P 400 MidCap Index, eight out of ten sectors posted negative returns. Telecommunication Services (-24%), Consumer Discretionary (-14%), and Financials (-13%) were the biggest laggards. Energy (+38%) and Materials (+10) were the only sectors to post positive returns.
Strong security selection in Materials, Health Care, and Information Technology contributed to positive relative (i.e. performance of the Fund as measured against the benchmark) performance for the Fund, and more than offset weaker stock selection in the Financials, Industrials, and Consumer Discretionary. Sector positioning, driven by security selection, also contributed positively to benchmark-relative returns during the period, primarily due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary.
Top contributors to returns on a relative basis included Forest Oil (Energy), St. Mary Land & Exploration (Energy), and Agrium (Materials). Shares of Forest Oil Corporation, an independent oil and gas company, rose as the low cost and financially disciplined company benefited from higher realized commodity prices and lower operating costs. Oil and gas exploration and production company, St. Mary Land & Exploration, saw its shares rise as the firm’s significant oil exposure contributed to strong operating margins amid rising oil prices and earnings exceeded expectations, with better-than-anticipated production

43

and lease operating cost results. Shares of agricultural seed, chemicals, and fertilizer company, Agrium, rose after management raised guidance citing strong retail and wholesale operations amid high crop prices and unprecedented demand for crop inputs. Other top contributors to absolute (i.e. total return) performance included drug developer Millennium Pharmaceuticals (Health Care) and natural gas and iron ore pellet producer Cleveland-Cliffs (Materials).
Top detractors from absolute and relative performance included Toro (Industrials), Autodesk (Information Technology), and Washington Mutual (Financials). Shares in residential and commercial landscape equipment company Toro retreated with lowered guidance and concerns about a slowing domestic economy. Shares of engineering and design software and services company Autodesk declined with higher marketing costs and slowing North American sales. U.S. thrift holding company and residential mortgage lender Washington Mutual was hit hard on fears that the losses it will incur on its residential real estate portfolio could force another dilutive capital raise and pressure earnings for the next several years. Electronic design automation software and hardware company Cadence Design Systems (Information Technology) and active wear manufacturer Gildan Activewear (Consumer Discretionary) were also among the top detractors from absolute performance.
What is the outlook?
Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions versus the benchmark in the Information Technology, Health Care, and Materials sectors. Information Technology exposure favors Software & Services companies such as Western Union and VeriSign, while out top Health Care holdings include health care equipment and services firms Beckman Coulter and Community Health Systems. At the end of the period, the Fund’s largest underweight remained Financials, an area that continues to be under significant stress amid volatile credit markets. The Fund ended the period underweight the Utilities and Consumer Discretionary sectors.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	14.9%

Capital Goods	3.1

Consumer Cyclical	9.6

Consumer Staples	1.6

Energy	11.0

Finance	9.0

Health Care	12.1

Services	14.0

Technology	15.6

Transportation	3.1

Utilities	2.2

Short-Term Investments	16.4

Other Assets and Liabilities	(12.6)

Total	100.0%

44

Hartford MidCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell Midcap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.
S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 6/30/08)

	1 Year	5 Year	10 Year

MidCap Growth IA	-12.30%	9.46%	6.04%

MidCap Growth IB	-12.52%	9.18%	5.78%

Russell Midcap Growth Index	-6.43%	12.32%	5.64%

S&P 400 MidCap Index	-7.34%	12.61%	9.84%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class IA shares of the Hartford MidCap Growth HLS Fund returned -9.79% for the six-month period ended June 30, 2008, underperforming its benchmark, the Russell Midcap Growth Index, which returned -6.81%, and the Lipper Mid-Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -8.66%.
Why did the Fund perform this way?
The Fund’s underperformance versus the benchmark was primarily due to adverse security selection in the Energy, Financials, and Health Care sectors. An underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Energy sector also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance. This was somewhat offset, however, by strong security selection in the Information Technology and Industrials sectors, as well as overweights (i.e. the Fund’s sector position was greater than the benchmark position) in the Materials and Consumer Discretionary sectors.
With regard to individual securities, the largest contributors to relative returns included energy companies W&T Offshore and Unit Corporation, both of which benefited from rising oil prices. Conversely, the primary detractors from relative returns were a large overweight position in Tesoro, a petroleum refining company that posted an unexpectedly large quarterly loss, and health insurance provider Humana, Inc., whose share price fell after the company dramatically cut its second-quarter earnings guidance.
Our team invests in companies that we believe have compelling stock characteristics versus the Russell Midcap Growth Index. The team’s systematic approach weighs 30 fundamental characteristics across four broad categories, including: business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and higher margins. We believe this approach will yield attractive risk-adjusted returns relative to the Russell Midcap Growth Index over the long term. As of the end of the period, the Fund’s top holdings included overweight positions in Chemtura, a global chemical manufacturer, and Telephone & Data Systems, a diversified telecommunications company. Both companies are top holdings due to their attractive valuations.

45

What is your outlook?
The consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment-grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, it seems unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern at least in the near term. As such, we expect the Federal Reserve to hold rates steady over the next few months.
On an absolute (i.e. total return) basis, the environment for stocks is improving. The decline we have seen over the last six to twelve months have improved the value of stocks relative to other asset classes. However, there are several threats to stocks. In particular, earnings growth continues to deteriorate, and a looming recession may lead investors to believe the situation will not stabilize soon. On a relative basis, we see three key themes that could significantly impact performance relative to the Fund’s benchmark: volatility, credit spreads, and valuations. We expect volatility to level off at or near its current range through 2008. While periods of dramatically increasing volatility tend to be difficult for our strategy, if that volatility is driven by uncertainty and fear, the stocks with consistent earnings power that our strategy favors tend to benefit. Periods of widening credit spreads (i.e. short and long term interest rates moving farther apart), as has been the case recently, also favor quality stocks. We expect this trend to continue because spreads have not yet reached peak levels seen in the past. With regard to valuations, relative differences in valuations across the Fund’s investment universe have been tight by historical standards. This has made it difficult to make meaningful distinctions between attractively priced stocks and expensive stocks. As a result, our reliance on valuation has proven a disappointing tool to determine future relative performance recently. While there are indications that the dispersion in valuations is beginning to return to normal levels, a continuation of this lack of differentiation could be a headwind for the Fund.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	8.4%

Capital Goods	8.2

Consumer Cyclical	10.8

Consumer Staples	3.0

Energy	11.7

Finance	7.7

Health Care	9.8

Other Investment Pools and Funds	0.3

Services	11.7

Technology	24.6

Transportation	1.5

Utilities	2.0

Short-Term Investments	26.3

Other Assets and Liabilities	(26.0)

Total	100.0%

46

Hartford MidCap Value HLS Fund* inception 4/30/2001
(subadvised by Wellington Management Company)

Performance Overview(1) 4/30/01 - 6/30/08
Growth of $10,000 investment
Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
You cannot invest directly in an index.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

MidCap Value IA	-25.94%	10.15%	6.88%

MidCap Value IB	-26.13%	9.88%	6.62%

Russell 2500 Value Index	-19.91%	10.91%	8.96%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager

James N. Mordy
Senior Vice President,
Partner

How did the Fund perform?
The Class IA shares of the Hartford MidCap Value HLS Fund returned -15.70% for the six-month period ended June 30, 2008, underperforming its benchmark, the Russell 2500 Value Index, which returned -8.37% for the same period. The Fund also underperformed the -9.90% return of the average fund in the Lipper Mid-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, oil and grain prices hit new record highs and central banks became increasingly determined to fight inflation at the expense of economic growth. These negative shocks came on top of the existing concerns about the state of the U.S. economy and the health of the global financial system.
During the period, mid-cap stocks outperformed small-cap and large-cap stocks, as measured by the S&P Midcap 400 -3.9%, Russell 2000 -9.4% and S&P 500 -11.9% Indices, respectively. Value stocks significantly underperformed growth stocks, as measured by the Russell 1000 Value -13.6% and Russell 1000 Growth -9.1% Indices. Within the Fund’s benchmark, only a narrow segment of the market performed well as Energy and Materials were the only sectors that posted positive returns while Telecommunication Services and Media, Financials and Consumer Discretionary lagged significantly.
The Fund’s underperformance was driven primarily by weak stock selection particularly within Financials, Industrials and Energy. Overall sector allocation contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance, particularly our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Materials and our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials.
The largest detractors from performance included R.H. Donnelley (Consumer Discretionary), Financials stocks Ambac and Thornburg Mortgage, and Northwest Airlines (Industrials). U.S. Yellow Pages company R.H. Donnelley’s stock price fell as investors worried about the negative impact of softer advertising sales during a recession on earnings and cash flow, given the company’s financial leverage. Shares of insurer Ambac fell due to concerns regarding losses from the company’s financial guarantee contracts as well as a dilutive stock offering in the fourth quarter. Thornburg Mortgage, a residential

47

mortgage lender, was caught in a liquidity squeeze as credit markets seized up, forcing the sale of its high quality mortgage portfolio at deep losses and necessitating an extremely dilutive capital raise. A significant increase in fuel costs and fears of a decline in travel demand weighed on Northwest Airline’s stock price.
Among the top contributors to performance were Materials stocks Cleveland-Cliffs, FMC and Agrium and Energy stocks Newfield Exploration and Arch Coal. Shares of iron ore pellet producer Cleveland-Cliffs benefited from tight fundamentals in global iron ore markets due to strong worldwide demand for steel. Diversified global chemical company FMC’s shares rose due to strong demand for the company’s herbicides, used to protect crops. In addition, the company has a large lithium resource, which is used to make batteries for laptops and electric cars. Agrium’s stock price also continued to benefit from the tight supply and rising demand for fertilizer. Newfield Exploration’s shares appreciated as natural gas and oil prices made new highs, and the company increased its production guidance above market expectations. U.S. coal producer Arch Coal’s shares benefited from a favorable pricing environment for coal.
What is the outlook?
High double-digit increases in the prices of energy and key food commodities, severe credit tightening by financial institutions, rapidly declining home values, and a surge in unemployment have finally pushed consumers over the edge. Consumer confidence numbers now sit at a 28 year low. Were it not for the tax rebate stimulus, we believe the second quarter would mark the first official quarter of the current U.S. economic recession. With Europe also slowing materially, and the pace of emerging market growth now threatened by efforts to combat inflation, we expect global growth to slow materially in the coming quarters. In time, this should begin to ease pressures on commodity costs and help reduce inflation concerns. However in the near term, we do not see any prospect of Federal Reserve easing.
The temporary boost to the U.S. consumer from tax rebate checks is now almost behind us, and we see renewed retrenchment ahead. Pressure on corporate profits will likely lead businesses to trim investment plans, while state and local governments reduce spending to avoid or reduce budgetary deficits. This should reinforce negative employment trends now in place. We have reduced somewhat both our Consumer Discretionary and Industrial exposures in the portfolio. We have also moved to a slight underweight in the Energy sector and have been taking some profits within our Materials holdings.
While it is difficult to find tremendous value in many defensive areas of the market, we remain strongly overweight in Health Care, and have continued to increase our exposure to Consumer Staples, where we have found some reasonably priced names, in particular within the protein and dairy industries. Overall, we remain cautious, as Wall Street earnings expectations for the Russell 2500 universe of companies appear quite optimistic to us.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	16.2%

Capital Goods	7.0

Consumer Cyclical	8.5

Consumer Staples	6.7

Energy	6.9

Finance	17.5

Health Care	9.1

Services	4.7

Technology	14.1

Transportation	2.4

Utilities	5.7

Short-Term Investments	21.0

Other Assets and Liabilities	(19.8)

Total	100.0%

48

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Goverment National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.
You cannot invest directly in an index.
Investment goal — Seeks maximum current income consistent with safety or principal and maintenance of liquidity by investing primarily in mortgage-related securities.
Average Annual Returns(2,3) (as of 6/30/08)

	1 Year	5 Year	10 Year

Mortgage Securities IA	0.87%	2.76%	4.57%

Mortgage Securities IB	0.62%	2.50%	4.31%

Lehman Mortgage-Backed Securities Index	7.83%	4.56%	5.76%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Christopher Hanlon, CFA*	Russell M. Regenauer	Timothy Wilhide	John Hendricks
Executive Vice President	Senior Vice President	Senior Vice President	Senior Vice President
How did the Fund perform?
The Class IA Shares of the Hartford Mortgage Securities HLS Fund returned -1.43% for the six-month period ended June 30, 2008, underperforming its benchmark, the Lehman Brothers Mortgage-Backed Securities Index, which returned 1.93%, and the Lipper U. S. Mortgage VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -0.32%.
Why did the Fund perform this way?
The Fund’s underperformance was almost entirely due to allocations to the commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) sectors. Holdings of non-Agency collateralized mortgage obligations (CMOs) also detracted, but to a much lesser extent. Over the course of the six-month period, these sectors were adversely affected by the ongoing retraction of credit in the economy and the continued selling of securities by leveraged players in the market, although their performance did improve somewhat in the latter months.
Conversely, the Fund’s duration (a measure of interest-rate sensitivity) and yield-curve positioning were additive to performance. We positioned the Fund to benefit from a steepening in the U.S. Treasury yield curve (i.e. short and long term interest rates moving farther apart), which materialized over the course of the period as the financial system distress led to a flight to quality that drove yields markedly lower, particularly on the front end of the curve.
What is your outlook?
The consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment-grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, it seems unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern at least in the near term. As such, we expect the Federal Reserve to hold rates steady over the next few months.
We will maintain our investments in CMBS, ABS, and non-Agency CMOs, as we believe the fundamental value of these securities is significantly above current market valuations. We expect continued

49

improvement in the availability of mortgage credit as both political and fiscal policies continue to be enacted. While we do expect overall volatility in the markets to continue, we believe the spread cycle is starting to turn.
At a meeting held on May 6-7, 2008, the Board of Directors of Hartford Series Fund, Inc. approved on behalf of Hartford Mortgage Securities HLS Fund (the “Acquired Fund”), and the Board of Directors of Hartford HLS Series Fund II, Inc. approved on behalf of Hartford U.S. Government Securities HLS Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund. The Board of Directors of Hartford Series Fund, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about September 3, 2008, for the purpose of seeking the approval of the reorganization.
*  Effective June 1, 2008, Timothy Wilhide and John Hendricks assumed the portfolio management responsibilities previously held by Christopher Hanlon. Mr. Wilhide and Mr. Hendricks will manage the Fund alongside Russell M. Regenauer.
Distribution by Credit Quality
as of June 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	91.8

AA	5.8

A	1.9

BBB	0.3

B	0.1

CCC	0.1

Total	100.0%

Distribution by Category
as of June 30, 2008

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	29.2%

Corporate Bonds: Investment Grades	0.3

U.S. Government Agencies	83.5

Short-Term Investments	1.7

Other Assets and Liabilities	(14.7)

Total	100.0%

50

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP
                          Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)
You cannot invest directly in an index.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Small Company IA	-8.64%	14.64%	8.08%

Small Company IB	-8.83%	14.36%	7.85%

Russell 2000 Growth Index	-10.83%	10.37%	2.80%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Wellington Management Company, LLP			Hartford Investment Management Company
Steven C. Angeli, CFA	Stephen C. Mortimer	Mario E. Abularach, CFA	Hugh Whelan
Senior Vice President, Partner	Vice President	Vice President	Managing Director

How did the Fund perform?
The Class IA shares of the Hartford Small Company HLS Fund returned -10.26% for the six-month period ended June 30, 2008, underperforming its benchmark, the Russell 2000 Growth Index which returned -8.93% for the same period. The Fund outperformed the - 11.58% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets were down for the six months ended June 30, 2008 due to global inflation concerns, continued turmoil in the U.S. housing and credit markets, and slowing economic growth. Within the Russell 2000 Growth Index, all sectors but one lost ground. Energy (+44%) was the only positive performer, while Industrials (-26%), Consumer Discretionary (-18%), and Health Care (-17%) were down the most.
The Fund’s underperformance versus its benchmark was driven primarily by stock selection. Sector positioning, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, also had a slightly negative impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. Security selection was weakest in the Financials, Industrials, and Consumer Discretionary sectors and strongest in the Materials, Health Care, and Telecommunications Services sectors.
The stocks that detracted the most from relative performance during the period included MF Global (Financials), Focus Media (Consumer Discretionary), and Pilgrim’s Pride (Consumer Staples). MF Global is a leading broker of exchange traded futures and options. The company’s share price fell significantly amid a rogue trading incident and consequent questions concerning the company’s controls and counterparty credit risk. We eliminated the position in favor of more attractive opportunities. Focus Media is China’s largest out-of-home advertising firm with over 90 percent market share in LCD display and poster frame networks. A top contributor during 2007, the company’s stock was severely reined in during the first six months of 2008 by a host of issues, including news that the company’s founder would relinquish his Chief Executive Officer role to the president, China Mobile’s decision to shut down Focus’ instant messaging access, and an earthquake-related business slowdown. Pilgrim’s Pride is the largest fresh poultry producer in the U.S. and Mexico. Shares fell after competitor Tyson Foods announced that it had discovered low-pathogenic avian influenza antibodies in a breeding flock in Arkansas.

51

In addition, wet weather in the Midwest drove corn prices higher, potentially delaying the company’s anticipated earnings turnaround and putting additional downward pressure on the stock. Blue Coat Systems (Information Technology) also hurt relative performance. During the period, Blue Coat Systems’ shares fell after the company announced that it was raising capital to acquire Packeteer and again after it reported quarter results below expectations. Additional detractors from absolute (i.e. total return) performance included Hologic (Health Care) and Iron Mountain (Information Technology).
The top relative contributors to performance during the period were Arch Coal (Energy), Cabot Oil & Gas (Energy), and FMC (Materials). Arch Coal’s shares benefited from extremely tight global coal markets, brought on by the confluence of supply outages in major producing countries China and Australia and robust demand growth. Cabot Oil & Gas is an independent exploration and production company with oil and gas properties in North America. The company’s share price rose during the period due to rising natural gas prices, impressive results in their East Texas acreage that helped boost reserves, and disciplined execution that helped control exploration and development costs. FMC is a leading producer of chemicals for industry and agriculture. The company was able to raise prices for soda ash as the market remains sold out worldwide. Accelerating demand for energy storage (such as batteries for electric vehicles) bodes well for FMC’s lithium business; meanwhile, favorable agricultural chemical market conditions are leading to higher margins for the company’s crop protection products. Another contributor to relative performance was Grey Wolf, Inc. (Energy). Its shares rose on unsolicited acquisition offers during the period. Millennium Pharmaceuticals (Health Care) was a top contributor to absolute performance. Shares of this biopharmaceutical firm rose after it announced that it would be acquired by Japan-based Takeda Pharmaceuticals.
What is the outlook?
The Fund focuses on stocks of companies we see as having unique business models or special market opportunities that should allow them to deliver superior growth. As such, changes in the overall positioning of the Fund are the result of bottom up stock decisions as opposed to top-down macro themes. At the end of the period the Fund’s largest overweight allocations relative to the Russell 2000 Growth Index were to the Materials, Financials, and Information Technology sectors, while the largest underweight allocations were to Industrials, Health Care, and Utilities. Within Materials the Fund held chemicals company FMC and fertilizer company Terra Industries. Financial names that the Fund favored included insurance companies Allied World Assurance and ProAssurance.
At the end of the period, 51% of the Fund’s assets were managed by Wellington Management Company and 49% were managed by Hartford Investment Management Company.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	9.6%

Capital Goods	6.5

Consumer Cyclical	10.0

Consumer Staples	1.7

Energy	8.3

Finance	6.6

Health Care	15.5

Other Investment Pools and Funds	1.0

Services	9.8

Technology	22.2

Transportation	3.2

Utilities	0.3

Short-Term Investments	23.7

Other Assets and Liabilities	(18.4)

Total	100.0%

52

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by: Wellington Management Company, LLP
                         Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08

Growth of $10,000 investment

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

SmallCap Growth IA	-16.22%	9.88%	7.29%

SmallCap Growth IB	-16.43%	9.61%	7.03%

Russell 2000 Growth Index	-10.83%	10.37%	2.80%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Wellington Management Company, LLP		Hartford Investment Management Company
David J. Elliot, CFA	Doris T. Dwyer	Hugh Whelan
Vice President	Vice President	Managing Director
How did the Fund perform?
The Class IA shares of the Hartford SmallCap Growth HLS Fund returned -6.87% for the six-month period ended June 30, 2008, outperforming its benchmark, the Russell 2000 Growth Index, which returned -8.93%. For the same period, the Fund outperformed the -11.58% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Small cap growth stocks, as measured by the Russell 2000 Growth Index, experienced a high degree of volatility during the first half of the year. From January through March small-cap growth stocks declined precipitously, falling nearly 13% amid continued turmoil in the U.S. bond and housing markets. Markets rebounded throughout most of the second calendar quarter as investors began to believe the worst of the bad news was reflected in stock prices, and the Russell 2000 Growth Index recouped most of its losses through early June. The final few weeks of the period brought more selling as economic news seemed to indicate the potential for a more protracted downturn than many expected. Performance across sectors was almost exclusively negative.
For the full period only Energy (+44%) gained; nine of the ten sectors in the Index fell, led by Telecommunications Services (-26%), Consumer Discretionary (-18%), and Health Care (-17%).
Fund performance was driven by stock selection; sector allocation had very little impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. Strong stock selection in the Materials and Consumer Discretionary sectors drove outperformance relative to the index. Stock selection was weaker in the Financials, Energy, and Health Care sectors.
Among the top contributors to relative and absolute (i.e. total return) performance were Cleveland-Cliffs (Materials), Complete Production (Energy), and St. Mary Land & Exploration (Energy). Cleveland-Cliffs, an iron ore pellet producer, benefited from tight fundamentals in global iron ore markets driven by strong worldwide demand for steel. Oilfield services company Complete Production saw its shares gain on strong earnings and revenues as exploration and drilling activity for natural gas remained robust. Exploration and production company St. Mary Land & Exploration reported better-than-expected earnings due to higher volumes and prices, pushing its shares higher. Other top contributors to

53

results included oil and gas producer Cabot Oil and Gas (Energy) and coal supplier Massey Energy (Energy).
Regeneron (Health Care) and ON Semiconductor (Information
Technology) significantly detracted from relative performance. Relative results also were hurt by not owning shares of Petrohawk Energy, whose shares rose strongly during the period. Biopharmaceutical company Regeneron reported disappointing data from a late-stage trial of its ovarian cancer drug Aflibercept, sending its shares down sharply. Power and data management chip producer ON Semiconductor saw its shares decline during the first part of the period. We eliminated the position prior to a rebound in the company’s stock price, negatively impacting relative performance. Among other detractors from absolute returns were mattress maker Tempur-Pedic (Consumer Discretionary) and storage networking company Emulex (Information Technology).
What is the outlook?
The U.S. economic outlook has dimmed as falling home prices, rising food and energy costs, and declining consumer confidence have contributed to a pull-back in stock prices, particularly for companies involved with selling to consumers. The Federal Open Market Committee (FOMC) action has been impressive in attempting to curb a slowdown, but the ultimate results have yet to be seen.
At the end of the period the Fund was underweight (i.e. the Fund’s sector position was less than the benchmark position) Financials, Consumer Discretionary, and Utilities and overweight (i.e. the Fund’s sector position was greater than the benchmark position) Consumer Staples and Health Care.
At the end of the period, 90% of the Fund’s assets were managed by Wellington Management Company and 10% were managed by Hartford Investment Management Company.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	6.8%

Capital Goods	7.3

Consumer Cyclical	9.2

Consumer Staples	1.3

Energy	10.5

Finance	6.4

Health Care	18.4

Services	12.8

Technology	22.5

Transportation	2.2

Short-Term Investments	26.7

Other Assets and Liabilities	(24.1)

Total	100.0%

54

Hartford SmallCap Value HLS Fund inception 5/1/1998

(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC SSgA Funds Management, Inc.)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2,3) (as of 6/30/08)

	1	5	10
	Year	Year	Year

SmallCap Value IA	-21.50%	8.51%	9.57%

SmallCap Value IB	-21.71%	8.29%	9.32%

Russell 2000 Value Index	-21.63%	10.02%	7.47%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

(3)	Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects the actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
Portfolio Managers

Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf, CFA	Gary W. Lisenbee	Ric Thomas, CFA
Managing Director	President	Principal
Sandi L. Gleason, CFA	Samir Sikka	Chuck Martin, CFA
	Senior Vice President	Principal
How did the fund perform?
The Class IA shares of the Hartford SmallCap Value HLS Fund returned -12.30% for the six-month period ended June 30, 2008. The Fund underperformed the -9.84% return of its benchmark, the Russell 2000 Value Index and the -8.03% return of the average Fund in the Lipper Small Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall equity market performance was weak for the period amid continued turmoil in the U.S. bond and housing markets. Within the Russell 2000 Value Index, eight out of the ten sectors posted negative returns for the period led by Telecommunication Services (-21%), Financials (-18%), and Consumer Discretionary (-18%). The top performing sector for the period was Energy (+45%) as oil prices continued to increase driven by growing demand from emerging markets.
Stock selection was the primary driver of our underperformance during the period. Detractors from performance included Tempur-Pedic International (Consumer Discretionary) and National Financial Partners (Financials). Tempur-Pedic, which was one of our top performers in 2007, fell hard on weak sales and increased competition. National Financial Partners, an independent distributor of financial service products, dropped during the period on sputtering sales and several analysts’ downgrades. Performance also was negatively impacted by holding underweighted positions (i.e. the Fund’s position percent was less than the benchmark position percent) in several Energy stocks (Petrohawk Energy Corp, Encore Acquisitions Company and EXCO Resources Inc.) which increased over 125% during the period.
Landstar Systems (Industrials) and Navigant Consulting (Industrials) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. Shares of transportation company Landstar rose as a result of posting strong financial results. Landstar is likely to generate further earnings growth through continued new customer additions and an increase in non-truckload routes. Specialty legal consulting firm Navigant benefited as consulting firms are expected to see an increase in litigation and bankruptcy business due to the turmoil in the credit and housing markets.

55

What is the outlook?
We remain hopeful regarding the long-term prospects for U.S. equity markets. At the end of the period, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark were in Industrials and Health Care. Conversely, the Fund’s largest underweight position relative to the benchmark continues to be in Financials, which we consider unattractive given the continued slowdown in the housing market. We believe that the complementary style of the three sub-advisers provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	7.4%

Capital Goods	5.9

Consumer Cyclical	14.7

Consumer Staples	3.0

Energy	6.9

Finance	21.4

Health Care	4.9

Services	13.9

Technology	10.9

Transportation	4.7

Utilities	1.7

Short-Term Investments	35.2

Other Assets and Liabilities	(30.6)

Total	100.0%

56

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Stock IA	-17.68%	6.47%	2.04%

Stock IB	-17.89%	6.20%	1.81%

S&P 500 Index	-13.11%	7.58%	2.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President and Partner
How did the Fund perform?
The Class IA shares of the Hartford Stock HLS Fund returned -14.28% for the six-month period ended June 30, 2008, underperforming its benchmark, the S&P 500 Index which returned -11.91% for the same period. The Fund also underperformed the -11.56% return of the average fund in the Lipper Large Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell in the first half of 2008 amidst continued turmoil in the U.S. bond and housing markets and an extended credit crunch that contributed to the near collapse of large investment bank Bear Stearns. Equity investors sought to shed risk in response to increasing concerns regarding a shaky financial system and a potential recession in the U.S. Equity markets were buoyed early in the second quarter by Federal Reserve actions and the perception of stabilizing credit markets. However, stocks began to retreat soon thereafter as rising commodity prices stoked inflation concerns and continued weakness in the U.S. housing market reignited economic concerns and credit market fears. Mid-cap stocks (-4%) outperformed small-cap (-9%) and large-cap stocks (-12%) during the period, as measured by the S&P 400 MidCap, Russell 2000 and S&P 500 Indices, respectively. Growth stocks (-9%) out-paced Value (-14%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices. Within the S&P 500 Index, eight out of ten sectors posted negative returns. Financials (-30%), Telecommunications Services (-17%), and Industrials (-14%) were the biggest laggards. Energy (+9%) and Materials (+1%) were the only sectors to post positive returns.
The Fund’s underperformance versus the benchmark was driven primarily by sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection. In particular, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Energy and Utilities sectors and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to out-of-favor Financials hurt relative (i.e. performance of the Fund as measured against the benchmark) returns. Strong stock selection in Health Care, Energy, Consumer Discretionary, and Materials was offset by weaker selection in Industrials, Financials, and Consumer Staples.
Stocks that detracted the most from relative returns during the period included UnitedHealth Group (Health Care), UBS (Financials) and Washington Mutual (Financials). Shares of managed care provider UnitedHealth fell on concerns that the company would lower its 2008 earnings guidance due to weakness in its commercial and Medicare businesses, along with higher medical cost trends and slower enrollment. Zurich-based bank UBS experienced losses relating to subprime mortgages and in their investment banking division. This forced the company to raise additional dilutive equity capital to help absorb write-downs, pushing the stock price lower. Shares of consumer and small business banking company Washington Mutual fell significantly on fears that the losses it will incur on its residential real estate portfolio could force another dilutive capital raise and depress

57

earnings for the next several years. Significant detractors from absolute returns also included American International Group (AIG) (Financials) and General Electric (Industrials).
Top relative and absolute (i.e. total return) contributors during the period included Elan (Health Care), Hess (Energy), and Chesapeake Energy (Energy). Shares of neuroscience-based biotechnology company Elan moved higher after the company reported positive data related to its multiple sclerosis drug TYSABRI and Alzheimer’s drug Bapineuzumab. Integrated petroleum company Hess saw its stock price increase based on a number of successful wells drilled in Brazil, the Gulf of Mexico, and offshore Australia. Independent natural gas company Chesapeake Energy’s shares climbed as management raised production forecasts for 2008 and 2009, citing higher recovery expectations and increased drilling activity levels. Canadian gas producer EnCana (Energy) and steelmaker ArcelorMittal (Materials) also contributed to the Fund’s returns on a relative and absolute basis.
What is the outlook?
The Hartford Stock Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, and Consumer Discretionary, as we found a number of attractive investment opportunities in these sectors. Health Care holdings favored pharmaceutical firms, with large positions in Wyeth, Elan and Schering-Plough. The largest Information Technology positions were in software and services firm Microsoft and technological hardware and equipment company Cisco Systems. At the end of the period, the Fund’s largest underweights relative to the S&P 500 were in Consumer Staples, Utilities, and Energy.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	4.8%

Consumer Cyclical	8.6

Consumer Staples	2.6

Energy	11.1

Finance	18.3

Health Care	16.2

Services	11.0

Technology	25.2

Transportation	0.7

Utilities	0.8

Short-Term Investments	6.6

Other Assets and Liabilities	(5.9)

Total	100.0%

58

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
Investment goal — Seeks a competitive total return, with income as a secondary objective.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Total Return Bond IA	3.59%	3.54%	5.58%

Total Return Bond IB	3.33%	3.29%	5.35%

Lehman Brothers U.S. Aggregate Bond Index	7.12%	3.86%	5.68%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nasri Toutoungi
Managing Director
How did the Fund perform?
The Class IA Shares of the Hartford Total Return Bond HLS Fund returned -0.29% for the six-month period ended June 30, 2008, underperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 1.13%, and the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -0.14%.
Why did the Fund perform this way?
The market experienced extreme volatility and broad-based spread widening (i.e. short and long term interest rates moving farther apart) throughout the six-month period. At the same time, investor risk aversion fueled a Treasury market rally that persisted throughout much of the period. Because of this, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to the U.S. Treasury and Agency sectors in favor of an allocation to high-yield corporate bonds and overweights (i.e. the Fund’s sector position was greater than the benchmark position) to investment-grade corporate and asset-backed securities (ABS) hindered performance.
Security selection within the investment-grade corporate, ABS and commercial mortgaged-backed (CMBS) sectors also detracted from performance. Within the investment-grade corporate sector, an overweight to financials, particularly in bank and brokerage firms, as well as small exposures to home equity loans and small business loans backed by commercial mortgages, negatively impacted returns as financial institutions recognized significant losses. This was partially offset, however, by strong security selection within the mortgage-backed securities (MBS) sector.
The Fund’s yield-curve positioning proved beneficial as the spread between two-year and 10-year Treasury yields increased by 38 basis points during the period. Tactical exposures to the Euro and Yen were also additive as the U.S. Dollar saw new lows on a trade-weighted basis relative to most major currencies.
Although we have increased risk exposure in the portfolio, we are not at a maximum risk position, nor are we indiscriminately buying across asset classes. We continue to favor investment-grade corporates and have an overweight position to Financials. However, we could see more volatility in the sector. CMBS have recovered a great deal from their wide spread levels in March, but continue to offer good value in our view.
What is your outlook?
The consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative

59

territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment-grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, it seems unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern at least in the near term. As such, we expect the Federal Reserve to hold rates steady over the next few months.
It is our belief that asset prices may recover before the economy does. Spreads on a variety of asset classes tightened (i.e. short and long term interest rates moving closer together) moderately in April and May, and have deteriorated since, but, on the whole, remain attractive. Given the uncertain short-term outlook, we expect to remain overweight spread product (i.e. issues yielding more than treasuries), but will wait for a more advantageous entry point to continue adding to current exposure. We have a cautious view on regional banks and bonds in cyclical industries and we continue to favor high-quality bonds in the high-yield and bank loan space.
Distribution by Credit Quality
as of June 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	52.9%

AA	7.7

A	15.3

BBB	12.9

BB	7.8

B	3.0

CCC	0.3

NR	0.1

Total	100.0%

Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	1.9%

Capital Goods	0.9

Consumer Cyclical	2.1

Consumer Staples	1.2

Energy	1.8

Finance	34.2

Foreign Governments	2.6

General Obligations	0.2

Health Care	1.9

Services	3.8

Technology	7.0

Transportation	1.2

U.S. Government Agencies	31.8

U.S. Government Securities	4.5

Utilities	3.5

Short-Term Investments	5.8

Other Assets and Liabilities	(4.4)

Total	100.0%

60

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.
Investment goal - Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

U.S. Government Securities IA	3.62%	2.26%	4.64%

U.S. Government Securities IB	3.36%	2.01%	4.38%

Lehman Brothers Intermediate Government Bond Index	9.17%	3.61%	5.43%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Christopher Hanlon*	Russell M. Regenauer	Timothy Wilhide	John Hendricks
Executive Vice President	Senior Vice President	Senior Vice President	Senior Vice President
How did the Fund perform?
The Class IA Shares of the Hartford U.S. Government Securities HLS Fund returned 0.26% for the six-month period ended June 30, 2008, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 2.19%, and the Lipper General U.S. Government VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 1.85%.
Why did the Fund perform this way?
Sector allocation was the primary contributor to the Fund’s underperformance versus the benchmark as the Fund’s asset-backed securities (ABS) allocation, particularly home equity exposure, suffered from ongoing illiquidity related to the housing market turmoil and credit quality downgrades. Security selection also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance. Specifically, the Fund’s Small Business Administration (SBA) securities, which are essentially U.S. government-guaranteed small business loans backed by mortgages, struggled amid the general illiquidity of the broad commercial mortgage-backed securities (CMBS) sector.
Conversely, the Fund’s duration (a measure of interest-rate sensitivity) and yield curve positioning were additive to performance. We positioned the Fund to benefit from a steepening in the U.S. Treasury yield curve (i.e. short and long term interest rates moving farther apart), which materialized over the course of the period as the financial system distress led to a flight to quality that drove yields, particularly on the front end of the curve, markedly lower.
What is your outlook?
The consensus appears to be that while economic growth will remain below the long-term trend, the economy will avoid recession and strengthen in late 2008 and 2009. We believe, however, that growth for the remainder of the year will be erratic and possibly fall into negative territory in the third and fourth quarters as the severity and extent of the credit crunch is still unknown and may worsen. Although the investment grade corporate bond market has improved, we see little evidence that credit is more available generally or is priced any more favorably than it was at the end of the first quarter. When coupled with the oppressive effect of high energy prices and slow growth abroad, we believe it is unlikely the U.S. economy will follow the consensus path. We also believe inflation will remain a concern at least in the near term. As such, we expect the Federal Reserve to holds rates steady over the next few months.
Credit spreads on high quality U.S. Agency debt and Agency backed mortgage-backed securities (MBS) are still historically very wide as the liquidity crisis has taken a toll on these markets, as well as others. Approximately 55% of the Fund’s current net asset value (NAV) is held in Agency debt and 25% in Agency MBS to capture the higher yields on very high-quality debt. We expect to maintain the CMBS and ABS positions in the portfolio as our sector teams’ evaluation of the

61

underlying fundamentals of these positions is still positive relative to market pricing.
At a meeting held on May 6-7, 2008, the Board of Directors of Hartford Series Fund, Inc. approved on behalf of Hartford Mortgage Securities HLS Fund (the “Acquired Fund”), and the Board of Directors of Hartford HLS Series Fund II, Inc. approved on behalf of Hartford U.S. Government Securities HLS Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund. The Board of Directors of Hartford Series Fund, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about September 3, 2008, for the purpose of seeking the approval of the reorganization.
* Effective June 1, 2008, Timothy Wilhide and John Hendricks assumed the portfolio management responsibilities previously held by Christopher Hanlon. Mr. Wilhide and Mr. Hendricks will manage the Fund alongside Russell M. Regenauer.
Distribution by Credit Quality
as of June 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	96.5

AA	2.5

A	0.2

BBB	0.6

B	0.1

CCC	0.1

Total	100.0%

Distribution by Category
as of June 30, 2008

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	13.9%

Corporate Bonds: Investment Grades	0.1

U.S. Government Agencies	75.2

U.S. Government Securities	7.9

Short-Term Investments	30.4

Other Assets and Liabilities	(27.5)

Total	100.0%

62

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/08
Growth of $10,000 investment
Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks long-term total return.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Value IA	-9.49%	10.62%	5.11%

Value IB	-9.72%	10.35%	4.86%

Russell 1000 Value Index	-18.78%	8.92%	4.61%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

John R. Ryan, CFA*	Ian Link, CFA	Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President, Managing Partner	Vice President	Vice President	Vice President
How did the Fund perform?
The Class IA shares of the Hartford Value HLS Fund returned -9.64% for the six-month period ended June 30, 2008, outperforming its benchmark, the Russell 1000 Value Index, which returned -13.57% for the same period. The Fund also outperformed the -13.66% return of the average fund in the Lipper Large Cap Value Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, oil and grain prices hit new record highs and central banks became increasingly determined to fight inflation at the expense of economic growth. These negative shocks came on top of the existing concerns about the state of the U.S. economy and the health of the global financial system.
During the period, value stocks significantly underperformed growth stocks, as measured by the Russell 1000 Value -13.6% and Russell 1000 Growth -9.1% Indices. Within the Fund’s benchmark, Energy was the only sector that posted positive returns. Financials, Telecommunication Services, Consumer Discretionary and Industrials were significant laggards.
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was stock selection, particularly within Financials, Materials and Information Technology. In addition, while the Fund’s investment strategy is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Consumer Staples and Utilities helped relative performance.
Among the top contributors to relative and absolute (i.e. total return) performance were Energy stocks Occidental Petroleum and Newfield Exploration, Materials stocks Agrium and Cleveland-Cliffs and Industrials stock Cummins. Occidental Petroleum benefited from the rally in crude oil prices and a widening in U.S. refining margins. Newfield Exploration’s shares rose as management started its offshore gas exploration project in Malaysia and increased its production supply expectations for the remainder of the year. Agrium, a fertilizer producer, benefited from excess fertilizer demand associated with higher crop prices. Shares of Cleveland-Cliffs, an international mining company and supplier of metallurgical coal to the global steelmaking industry, appreciated significantly due to high metallurgical coal prices. Cummins, a manufacturer and designer of diesel, gas and electric engines, saw its shares rise due to the company’s increased market share, improvement in the company’s geographic and business diversification and strong credit metrics.

63

Among the top detractors from relative performance were Delta Air Lines (Industrials), UBS (Financials) and WellPoint (Health Care Services). Delta’s shares underperformed following a dramatic rise in jet fuel prices and a further weakening U.S. economy. UBS shares declined due to general concerns about liquidity and the company’s exposure to subprime-related securities. WellPoint’s shares declined following the company’s first quarter earnings shortfall which resulted from higher than expected medical reimbursement costs. General Electric (Industrials) and Bank of America (Financials) were the largest detractors on an absolute basis. General Electric’s shares declined as management announced the company would miss its earnings estimates for the first quarter, while Bank of America shares were hurt by the liquidity and subprime concerns affecting the entire financial sector.
What is the outlook?
The U.S. economic outlook deteriorated in the second quarter, as the extended housing downturn and oil-price shocks reverberated through the system. Rising food and energy prices continue to pressure consumer confidence and spending levels. Although the Federal Reserve held interest rates steady at its June 2008 meeting, pressure is mounting to hike interest rates to combat rising inflation.
In this environment, the Fund maintains a somewhat defensive posture via an overweight to Consumer Staples and underweights to Financials and Consumer Discretionary sectors relative to the Russell 1000 Value Index. During the period, we made some incremental moves in the Fund to enhance these positions. Exposure to the Consumer Staples sector increased as we established positions in Food & Beverage. The Fund’s underweight to Consumer Discretionary increased as we reduced our Retailing exposure in favor of less economically sensitive companies.
* As disclosed in the Fund’s prospectus, as of July 1, 2008, John R. Ryan is no longer involved in the management of the Fund. Ms. Grimes has succeeded Mr. Ryan in the management of the Fund.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	6.4%

Capital Goods	1.6

Consumer Cyclical	6.1

Consumer Staples	7.5

Energy	18.9

Finance	22.8

Health Care	7.7

Services	2.8

Technology	13.9

Transportation	1.6

Utilities	8.3

Short-Term Investments	2.3

Other Assets and Liabilities	0.1

Total	100.0%

64

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Value Opportunities IA	-30.59%	7.54%	4.55%

Value Opportunities IB	-30.77%	7.28%	4.29%

Russell 1000 Value Index	-18.78%	8.92%	4.91%

Russell 3000 Value Index	-19.02%	8.99%	5.07%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner Senior	Vice President, Partner	Vice President
How did the Fund perform?
The Class IA shares of the Hartford Value Opportunities HLS Fund returned -18.35% for the six-month period ended June 30, 2008, versus the returns of -13.28% for the Russell 3000 Value Index and -13.57% for the Russell 1000 Value Index. The Fund underperformed the - 13.59% return of the average fund in the Lipper Multi Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, oil and grain prices hit new record highs and central banks became increasingly determined to fight inflation at the expense of economic growth. These negative shocks came on top of the existing concerns about the state of the U.S. economy and the health of the global financial system.
During the period, mid-cap stocks outperformed large-cap and small-cap stocks as indicated by the -3.9% return of the S&P MidCap 400 Index versus the -11.9% return of the S&P 500 Index and the -9.4% return of the Russell 2000 Index. Value stocks significantly underperformed growth stocks, as measured by the Russell 1000 Value -13.6% and Russell 1000 Growth -9.1% Indices. Within the Fund’s benchmark, Energy and Materials were the only broad sectors that posted a positive return.
Stock selection was the primary driver of the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance, and was particularly weak in Industrials, Financials and Materials. Overall sector allocation also detracted modestly from the Fund’s performance. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Energy and Utilities hurt relative performance; however, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position)

65

position in Health Care and its underweight position in Financials, helped relative performance.
The largest detractors from both absolute (i.e. total return) and benchmark relative performance were Ambac Financial (Financials), Northwest Airlines (Industrials) and R.H. Donnelley (Consumer Discretionary). Widespread uncertainty regarding Ambac’s eventual losses from its financial guaranty contracts made this municipal bond insurer a household name. The timing and execution of the company’s stock issuance was more dilutive than we expected. A significant increase in fuel costs and fears of a decline in travel demand weighed on Northwest Airline’s stock price. Yellow Pages company R.H. Donnelley’s stock price fell as investors worried about the negative impact of softer advertising sales during a recession on earnings and cash flow, given the company’s financial leverage.
The largest contributors to relative performance included Energy companies Arch Coal and Newfield Exploration, Comcast (Consumer Discretionary) and Wyeth (Health Care). U.S. coal producer Arch’s shares benefited from production cuts in Australia and strong international demand, caused by a favorable pricing environment. Oil and natural gas explorer Newfield Exploration’s shares rose due to a sharp increase in prices and positive performance from several of its fields which allowed the company to raise its production estimates. Comcast’s shares rose following solid first quarter results. Drug-maker Wyeth’s shares increased on news that the company’s Alzheimer’s drug Bapineuzumab helped a large subgroup of the patient population during Phase II clinical trials.
In addition, the Fund’s relative return benefited from our decision to avoid General Electric (Industrials), whose shares declined as management announced the company would miss its earnings estimates for the first quarter.
What is the outlook?
Record oil and food prices, lingering credit market distress, and a new determination of central banks to fight inflation are negative shocks to the global economy. We believe the dynamic growth environment in key emerging markets such as China, Brazil, Russia and the Middle East should prevent an outright global recession, but the odds of such a case have risen. We believe inflation in the U.S. and Europe is likely to peak in coming months and should be held back in 2009 by the expected cyclical weakness. Medium-term, inflation will remain a concern as the expanding Emerging Markets will keep the pressure on commodities to drift higher.
We did not make any major shifts to the Fund’s positioning during the period, with most of the variances in relative weighting coming from price performance. We retained our largest overweighting in Information Technology, concentrated in companies with strong product positions and, in many cases, net-cash balance sheets. At the end of the period, we remained underweight in sectors perceived as “safe” such as Utilities and Telecommunication Services.
Against the backdrop of great concern over consumer and real estate credit, we are looking for enticing opportunities to reduce our Financials sector underweight, with a preference for those companies who have already taken steps to fill in any capital holes created by poor lending or asset purchase decisions. We would also anticipate starting to invest more aggressively in Consumer Discretionary names as earnings expectations for the sector are reset lower.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	5.9%

Capital Goods	6.4

Consumer Cyclical	4.9

Consumer Staples	8.6

Energy	12.0

Finance	25.6

Health Care	13.4

Services	7.4

Technology	12.0

Transportation	2.7

Utilities	1.0

Short-Term Investments	11.0

Other Assets and Liabilities	(10.9)

Total	100.0%

66

Hartford Advisers HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 67.2%
	Basic Materials — 3.4%
1,694	Alcoa, Inc.	$60,351
351	ArcelorMittal ADR (G)	34,783
934	Cameco Corp.	40,019
362	Freeport-McMoRan Copper & Gold, Inc. (G)	42,435
1,056	International Paper Co.	24,612

		202,200

	Consumer Cyclical — 5.9%
11,241	Buck Holdings L.P. (A)(D)(H)	10,117
5,002	Ford Motor Co. (D)(G)	24,059
720	Honda Motor Co., Ltd.	24,575
1,846	Kohl’s Corp. (D)	73,910
2,486	Lowe’s Co., Inc.	51,576
326	Nordstrom, Inc. (G)	9,881
115	Reliance Industries GDR (I)	11,171
1,216	Safeway, Inc. (G)	34,702
2,306	Staples, Inc. (G)	54,760
993	Supervalu, Inc.	30,674
532	Wal-Mart Stores, Inc.	29,904

		355,329

	Consumer Staples — 1.8%
49	Bunge Ltd. Finance Corp. (G)	5,266
6	Japan Tobacco, Inc.	24,399
794	PepsiCo, Inc.	50,484
448	Procter & Gamble Co.	27,231

		107,380

	Energy — 7.5%
239	Canadian Natural Resources Ltd.	23,960
897	Chesapeake Energy Corp. (G)	59,186
201	EnCana Corp.	18,286
1,271	Exxon Mobil Corp.	112,031
726	Hess Corp.	91,639
1,318	Marathon Oil Corp.	68,349
1,334	OAO Gazprom Class S ADR	77,360

		450,811

	Finance — 12.2%
1,608	American International Group, Inc.	42,537
1,623	Bank of America Corp.	38,742
1,506	Capital One Financial Corp. (G)	57,239
2,026	Citigroup, Inc.	33,954
2,531	Discover Financial Services, Inc. (G)	33,333
1,597	Federal Home Loan Mortgage Corp. (G)	26,184
1,627	Federal National Mortgage Association (G)	31,745
380	Goldman Sachs Group, Inc.	66,479
2,839	Invesco Ltd.	68,077
271	Julius Baer Holding Ltd.	18,204
1,774	Lehman Brothers Holdings, Inc. (G)	35,151
5,556	Sovereign Bancorp, Inc. (G)	40,894
491	State Street Corp.	31,387
67	UBS AG (D)	1,401
1,882	UBS AG Reg (D)(G)	38,882
2,599	UnitedHealth Group, Inc.	68,229
1,074	Wachovia Corp. (G)	16,671
3,956	Washington Mutual, Inc. (G)	19,502
4,194	Washington Mutual, Inc. with Warrants †(H)	18,610
1,854	Western Union Co. (G)	45,841

		733,062

	Health Care — 10.7%
457	Astellas Pharma, Inc.	19,426
563	AstraZeneca plc	23,944
662	Daiichi Sankyo Co., Ltd.	18,245
520	Eisai Co., Ltd.	18,369
2,280	Elan Corp. plc ADR (D)(G)	81,051
1,265	Eli Lilly & Co.	58,383
557	Genentech, Inc. (D)	42,292
1,378	Medtronic, Inc.	71,327
514	Sanofi-Aventis S.A. ADR (G)	17,090
3,221	Schering-Plough Corp.	63,422
2,656	Shionogi & Co., Ltd.	52,588
480	UCB S.A.	17,699
697	Vertex Pharmaceuticals, Inc. (D)	23,332
987	Walgreen Co.	32,100
2,106	Wyeth	100,989

		640,257

	Services — 7.6%
541	Accenture Ltd. Class A	22,042
5,392	Comcast Corp. Class A	102,277
594	FedEx Corp.	46,825
899	Monster Worldwide, Inc. (D)(G)	18,534
4,848	Time Warner, Inc. (G)	71,746
1,165	United Parcel Service, Inc. Class B	71,600
1,362	Viacom, Inc. Class B (D)	41,580
1,404	Waste Management, Inc.	52,941
3,615	XM Satellite Radio Holdings, Inc. Class A (D)(G)	28,345

		455,890

	Technology — 17.1%
3,462	Applied Materials, Inc. (G)	66,080
398	Canon, Inc.	20,498
4,338	Cisco Systems, Inc. (D)	100,893
1,041	Electronic Arts, Inc. (D)	46,269
3,005	Flextronics International Ltd. (D)(G)	28,251
5,213	General Electric Co.	139,138
88	Google, Inc. (D)	46,378
2,221	Infineon Technologies AG (D)	18,945
3,923	Intel Corp.	84,268
754	Lam Research Corp. (D)	27,239
437	Lockheed Martin Corp.	43,065
3,288	Maxim Integrated Products, Inc.	69,547
2,189	MetroPCS Communications, Inc. (D)(G)	38,765
4,244	Microsoft Corp.	116,755
2,666	NetApp, Inc. (D)(G)	57,748
635	Nokia Corp.	15,567
23	Nortel Networks Corp. (D)	185
1,428	Qualcomm, Inc.	63,378
198	Siemens AG ADR	21,773
813	Yahoo!, Inc. (D)(G)	16,797

		1,021,539

	Transportation — 0.5%
5,053	Delta Air Lines, Inc. (D)(G)	28,801

	Utilities — 0.5%
785	Suntech Power Holdings Co., Ltd. ADR (D)(G)	29,406

	Total common stock (cost $4,663,128)	$4,024,675

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 4.2%
	Finance — 4.2%
	Asset Securitization Corp.
$17,200	6.93%, 02/14/2043	$17,983
	Banc of America Commercial Mortgage, Inc.
4,590	5.35%, 09/10/2047 (L)	4,412
	Bear Stearns Commercial Mortgage Securities, Inc.
9,575	5.15%, 10/12/2042 (L)	9,194
13,550	5.54%, 10/12/2041	12,965
	BMW Vehicle Lease Trust
10,000	4.64%, 11/16/2009	10,074
	Capital Automotive Receivables Asset Trust
12,600	5.04%, 05/17/2010	12,720
	Citibank Credit Card Issuance Trust
11,945	5.65%, 09/20/2019	11,736
	Citigroup/Deutsche Bank Commercial Mortgage Trust
7,000	5.40%, 07/15/2044 (L)	6,750
	Commercial Mortgage Pass-Through Certificates
5,000	5.12%, 06/10/2044	4,776
	Countrywide Home Loans, Inc.
3,301	5.25%, 11/25/2035 (L)	3,011
	Credit Suisse Mortgage Capital Certificates
7,365	5.47%, 09/15/2039	7,001
	Ford Credit Automotive Owner Trust
11,228	5.26%, 10/15/2010	11,340
	GSR Mortgage Loan Trust
7,029	5.78%, 05/25/2047 (L)	6,532
	Harley-Davidson Motorcycle Trust
3,811	2.53%, 11/15/2011	3,806
12,375	5.21%, 06/17/2013	12,605
	Household Automotive Trust
7,063	5.28%, 09/17/2011	7,121
	JP Morgan Chase Commercial Mortgage Security Corp.
6,305	5.34%, 12/15/2044 (L)	6,073
7,755	5.48%, 12/12/2044 (L)	7,430
6,500	6.07%, 04/15/2045 (L)	6,385
	Marriott Vacation Club Owner Trust
1,544	5.36%, 10/20/2028 (I)	1,486
	Merrill Automotive Trust Securitization
7,941	5.43%, 01/15/2010	7,989
	Merrill Lynch Mortgage Trust
5,000	5.05%, 07/12/2038	4,754
	Morgan Stanley Capital I
9,580	5.23%, 09/15/2042 (G)	9,212
	Residential Accredit Loans, Inc.
8,806	5.23%, 02/25/2035 (L)	7,108
	Sequoia Mortgage Trust
10,349	5.76%, 02/20/2047 (L)	9,868
	Susquehanna Automotive Lease Trust
4,615	5.21%, 03/16/2009 (I)	4,625
	USAA Automotive Owner Trust
11,285	4.50%, 10/15/2013	11,174
7,580	5.36%, 02/15/2011	7,657
	Wells Fargo Mortgage Backed Securities Trust
8,011	4.54%, 03/25/2035 (L)	7,737
11,174	5.54%, 04/25/2036 (L)	10,841
5,476	6.02%, 09/25/2036 (L)	5,316

	Total asset & commercial mortgage backed securities (cost $255,044)	$249,681

CORPORATE BONDS: INVESTMENT GRADE — 15.4%
	Capital Goods — 0.2%
	Pitney Bowes, Inc.
$4,775	5.75%, 09/15/2017	$4,747
	Xerox Corp.
6,000	5.50%, 05/15/2012	5,931

		10,678

	Consumer Cyclical — 0.8%
	DaimlerChrysler NA Holdings Corp.
5,400	5.88%, 03/15/2011	5,469
9,550	6.50%, 11/15/2013	9,903
	Federated Retail Holdings, Inc.
3,084	5.90%, 12/01/2016	2,679
	Lowe’s Co., Inc.
6,475	6.65%, 09/15/2037	6,312
	SCL Term Aereo Santiago S.A.
10,465	6.95%, 07/01/2012 (I)	10,984
	Target Corp.
14,200	5.88%, 11/01/2008	14,307

		49,654

	Consumer Staples — 1.2%
	Cargill, Inc.
6,015	5.60%, 09/15/2012 (I)	6,061
	Coca-Cola Enterprises, Inc.
6,500	6.75%, 09/15/2028	6,908
500	8.50%, 02/01/2022	614
	ConAgra Foods, Inc.
6,537	7.88%, 09/15/2010	6,910
	Diageo Capital plc
9,825	4.38%, 05/03/2010	9,835
	Kraft Foods, Inc.
12,275	6.25%, 06/01/2012	12,540
	PepsiAmericas, Inc.
13,400	6.38%, 05/01/2009	13,723
	Procter & Gamble Co.
11,953	9.36%, 01/01/2021	15,019
	Weyerhaeuser Co.
2,975	7.38%, 03/15/2032	2,951

		74,561

	Energy — 0.3%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	5,805
	Weatherford International Ltd.
11,000	5.95%, 06/15/2012	11,217

		17,022

	Finance — 8.1%
	Ace INA Holdings, Inc.
9,800	5.88%, 06/15/2014	9,824
	American Express Centurion Bank
12,670	6.00%, 09/13/2017	12,225

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	American International Group, Inc.
$1,200	6.25%, 03/15/2037	$939
	AXA Financial, Inc.
15,000	7.00%, 04/01/2028	15,046
	Bank of America Corp.
10,000	5.88%, 02/15/2009	10,110
	Bank of New York Mellon Corp.
6,345	4.95%, 11/01/2012	6,327
	BB&T Corp.
4,830	4.90%, 06/30/2017	4,127
	Berkshire Hathaway Finance Corp.
10,500	4.85%, 01/15/2015	10,342
	Brandywine Operating Partnership
9,585	6.00%, 04/01/2016	8,525
	Capital One Bank
3,750	6.50%, 06/13/2013	3,672
	Capital One Capital IV
4,125	6.75%, 02/17/2037	3,082
	Capital One Financial Corp.
3,900	5.70%, 09/15/2011	3,709
	Cincinnati Financial Corp.
10,000	6.92%, 05/15/2028	9,894
	CIT Group, Inc.
5,995	7.63%, 11/30/2012 (G)	4,983
	Citigroup, Inc.
6,500	3.63%, 02/09/2009	6,491
8,800	6.00%, 10/31/2033	7,390
1,000	6.50%, 01/18/2011	1,028
	Credit Suisse First Boston USA, Inc.
8,920	4.88%, 01/15/2015	8,509
	Developers Diversified Realty Corp.
7,900	5.38%, 10/15/2012	7,411
	Discover Financial Services, Inc.
7,220	6.45%, 06/12/2017	6,102
	Eaton Vance Corp.
3,180	6.50%, 10/02/2017	3,208
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,346
	General Electric Capital Corp.
12,000	6.75%, 03/15/2032	12,083
	Genworth Financial, Inc.
8,000	6.15%, 11/15/2066	6,289
	Goldman Sachs Group, Inc.
11,000	5.30%, 02/14/2012	11,071
6,000	5.63%, 01/15/2017	5,559
6,000	6.45%, 05/01/2036	5,350
	Health Care Properties
9,780	6.00%, 01/30/2017	8,417
	HSBC Bank USA
11,550	3.88%, 09/15/2009	11,409
	HSBC Finance Corp.
12,500	5.50%, 01/19/2016	12,008
	International Lease Finance Corp.
10,500	5.00%, 09/15/2012	9,110
6,350	5.63%, 09/15/2010	6,189
	Jackson National Life Insurance Co.
12,650	8.15%, 03/15/2027 (I)	13,896
	John Deere Capital Corp.
8,320	4.88%, 10/15/2010	8,433
	JP Morgan Chase & Co.
14,375	5.13%, 09/15/2014	13,977
	KeyCorp Capital II
750	6.88%, 03/17/2029	582
	Kimco Realty Corp.
7,880	5.78%, 03/15/2016	7,269
	Lehman Brothers Holdings, Inc.
11,000	5.25%, 02/06/2012	10,410
5,000	6.50%, 07/19/2017	4,626
	Liberty Mutual Group, Inc.
8,750	5.75%, 03/15/2014 (G)(I)	8,446
	Liberty Property L.P.
1,325	6.63%, 10/01/2017	1,239
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	9,962
1,000	6.40%, 08/28/2017	927
	Morgan Stanley
13,000	5.38%, 10/15/2015	11,894
6,000	5.45%, 01/09/2017	5,449
	National City Corp.
4,250	6.88%, 05/15/2019	3,134
	New England Mutual Life Insurance Co.
30,000	7.88%, 02/15/2024 (I)	34,477
	Prologis Trust
6,500	5.63%, 11/15/2016	6,020
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	7,806
3,500	5.80%, 06/15/2012	3,570
	Realty Income Corp.
4,830	6.75%, 08/15/2019	4,549
	Republic New York Capital I
500	7.75%, 11/15/2026	476
	Santander Central Hispano Issuances Ltd.
1,250	7.63%, 11/03/2009	1,282
	Simon Property Group L.P.
15,100	6.10%, 05/01/2016	14,775
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	4,573
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	5,791
	Torchmark Corp.
14,600	8.25%, 08/15/2009	15,242
	UnitedHealth Group, Inc.
5,500	4.75%, 02/10/2014	5,105
2,500	5.50%, 11/15/2012	2,453
	US Bank NA
9,900	4.95%, 10/30/2014	9,760
	Wachovia Corp.
10,000	5.25%, 08/01/2014	9,311
	WEA Finance LLC
5,000	7.13%, 04/15/2018 (I)	5,125
	Wells Fargo Bank NA
13,000	4.75%, 02/09/2015	12,400
1,000	6.45%, 02/01/2011	1,045
	Willis North America, Inc.
2,760	5.63%, 07/15/2015	2,481
2,910	6.20%, 03/28/2017	2,571

		483,831

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance — (continued)
	Health Care — 0.7%
	AstraZeneca plc
$6,330	5.40%, 09/15/2012	$6,473
	Becton, Dickinson & Co.
9,000	6.70%, 08/01/2028	9,427
	CVS Corp.
7,725	6.13%, 08/15/2016	7,791
	Schering-Plough Corp.
9,000	5.55%, 12/01/2013	9,060
	Wyeth
8,000	7.25%, 03/01/2023	8,592

		41,343

	Services — 1.0%
	Comcast Corp.
15,000	5.90%, 03/15/2016	14,656
	COX Communications, Inc.
9,000	5.45%, 12/15/2014	8,649
	Time Warner, Inc.
5,530	5.50%, 11/15/2011	5,449
	United Parcel Service, Inc.
12,000	4.50%, 01/15/2013	12,024
	Viacom, Inc.
15,020	6.88%, 04/30/2036	14,105
	Wyndham Worldwide Corp.
3,100	6.00%, 12/01/2016	2,738

		57,621

	Technology — 1.6%
	AT&T, Inc.
2,510	6.80%, 05/15/2036	2,515
	BellSouth Telecommunications
10,000	6.38%, 06/01/2028	9,610
650	7.00%, 12/01/2095	608
	Deutsche Telekom International Finance B.V.
8,500	8.75%, 06/15/2030	9,753
	Fiserv, Inc.
6,400	6.13%, 11/20/2012	6,432
	General Electric Co.
12,925	5.00%, 02/01/2013	13,018
	Hewlett-Packard Co.
6,000	5.25%, 03/01/2012	6,147
	Intuit, Inc.
7,900	5.40%, 03/15/2012	7,828
	SBC Communications
4,825	6.45%, 06/15/2034	4,658
	Siemens Finance
14,325	5.75%, 10/17/2016 (I)	14,344
	Time Warner Cable, Inc.
4,580	5.85%, 05/01/2017	4,350
	Verizon Communications, Inc.
5,000	5.35%, 02/15/2011	5,105
	Verizon Global Funding Corp.
500	7.25%, 12/01/2010	531
9,500	7.75%, 12/01/2030	10,206

		95,105

	Transportation — 0.2%
	Continental Airlines, Inc.
4,140	5.98%, 04/19/2022	3,426
	Southwest Airlines Co.
8,700	5.75%, 12/15/2016	8,167
3,449	6.15%, 08/01/2022 (G)	3,240

		14,833

	Utilities — 1.3%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	4,490
	Enel Finance International
4,045	6.80%, 09/15/2037 (I)	4,079
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 (I)	7,766
	Kinder Morgan Energy Partners L.P.
10,000	6.95%, 01/15/2038	9,925
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,155
	Northern Border Pipeline Co.
17,285	7.75%, 09/01/2009	17,888
	Northern States Power Co.
11,750	6.20%, 07/01/2037	11,856
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	7,477
	Taqa Abu Dhabi National Energy Co.
3,200	5.62%, 10/25/2012 (I)	3,224
3,335	5.88%, 10/27/2016 (I)	3,268
	TransCanada Pipelines Ltd.
750	6.49%, 01/21/2009	761

		76,889

	Total corporate bonds: investment grade (cost $944,787)	$921,537

MUNICIPAL BONDS — 0.4%
	General Obligations — 0.3%
	Oregon School Boards Association, Taxable Pension
$10,000	4.76%, 06/30/2028	$9,274
	State of Illinois, Taxable Pension
10,000	5.10%, 06/01/2033	9,414

		18,688

	Prerefunded — 0.1%
	New Jersey Econ DA
5,000	5.25%, 06/15/2021	5,423

	Total municipal bonds (cost $25,306)	$24,111

U.S. GOVERNMENT AGENCIES — 2.9%
	Federal Home Loan Mortgage Corporation — 0.8%
	Mortgage Backed Securities:
$42,822	6.50%, 2035 — 2036	$44,206
	Remic — Pac’s:
1,886	2.50%, 2013	1,882

		46,088

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Federal National Mortgage Association — 0.4%
	Mortgage Backed Securities:
$24,432	5.50%, 2036 — 2037		$24,115
101	6.50%, 2036		104

			24,219

	Government National Mortgage Association — 1.0%
	Mortgage Backed Securities:
39,573	5.50%, 2037		39,448
8,119	6.00%, 2024 — 2035		8,285
2,843	6.50%, 2026 — 2035		2,955
10,427	7.00%, 2031 — 2033		11,086
1,636	8.00%, 2026 — 2031		1,791
138	9.00%, 2016 — 2022		150
	Remic — Pac’s:
98	7.50%, 2035		104

			63,819

	Other Government Agencies — 0.7%
	Small Business Administration
	Participation Certificates:
33,324	8.95%, 2022		42,646

	Total U.S. government agencies (cost $169,343)		$176,772

U.S. GOVERNMENT SECURITIES — 9.1%
	Other Direct Federal Obligations — 2.3%
	Federal Financing Corporation:
$17,617	4.40%, 2013 (M)		$14,260
	Federal Home Loan Bank:
6,000	4.88%, 2011		6,201
	Tennessee Valley Authority:
64,300	4.38%, 2015		63,687
50,000	6.00%, 2013		53,742

			117,429

			137,890

	U.S. Treasury Securities — 6.8%
	U.S. Treasury Bonds:
37,000	4.38%, 2038 (G)		36,063
25,200	5.38%, 2031 (G)		27,999
33,650	6.25%, 2023 (G)		40,036

			104,098

	U.S. Treasury Notes:
118,300	3.50%, 2010 (G)		120,296
100,000	3.88%, 2018 (G)		99,164
40,135	4.13%, 2010 (G)		41,352
13,000	4.50%, 2017		13,540
6,425	4.63%, 2016		6,777
19,950	4.75%, 2012 (G)		21,096

			302,225

			406,323

	Total U.S. government securities (cost $530,255)		$544,213

	Total long-term investments (cost $6,587,863)		$5,940,989

SHORT-TERM INVESTMENTS — 12.4%
	Repurchase Agreements — 0.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $10,124, collateralized by FNMA 5.50%, 2038, value of $10,325)
$10,123	2.50% dated 06/30/2008		$10,123

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $10,934, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $11,151)

10,933	2.40% dated 06/30/2008		10,933
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,840, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $1,876)
1,839	2.70% dated 06/30/2008		1,839
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $16,209, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $16,532)
16,208	2.70% dated 06/30/2008		16,208
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $22, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $22)
22	1.80% dated 06/30/2008		22

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,628, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $4,720)

4,628	2.55% dated 06/30/2008		4,628

			43,753

Shares
	Securities Purchased with Proceeds from Security Lending — 11.7%
	Cash Collateral Reinvestment Fund:
700,842	Goldman Sachs FS Prime Obligation/Institutional Fund		700,842

	Total short-term investments (cost $744,595)		$744,595

	Total investments (cost $7,332,458) (C)	111.6%	$6,685,584
	Other assets and liabilities	(11.6)%	(695,313)

	Total net assets	100.0%	$5,990,271

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.20% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $7,371,991 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$201,543
Unrealized Depreciation	(887,950)

Net Unrealized Depreciation	$(686,407)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $28,727, which represents 0.48% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $128,952, which represents 2.15% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$11,253
04/2008	4,194	Washington Mutual, Inc. with Warrants	36,700

The aggregate value of these securities at June 30, 2008 was $28,727 which represents 0.48% of total net assets.

DA	— Development Authority

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$262,994	$258,836	09/03/08	$(4,158)
Japanese Yen (Sell)	5,994	6,038	07/03/08	44

				$(4,114)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.2%
	Basic Materials — 19.0%
48	Agrium, Inc.	$5,183
4,104	Alcoa, Inc.	146,160
1,033	Aracruz Celulose S.A. ADR (G)	75,832
131	Arcelor	12,900
1,504	Arch Coal, Inc. (G)	112,868
578	BHP Billiton Ltd. ADR (G)	49,253
381	BHP Billiton plc	14,608
5,290	Cameco Corp. (G)	226,786
66	Celanese Corp. (G)	3,025
76	Century Aluminum Co. (D)(G)	5,047
484	Cleveland-Cliffs, Inc.	57,742
5,468	Companhia Vale do Rio Doce ADR (G)	195,881
1,351	Consol Energy, Inc.	151,823
293	FMC Corp.	22,713
104	Foundation Coal Holdings, Inc. (G)	9,177
1,618	Freeport-McMoRan Copper & Gold, Inc. (G)	189,552
247	Gammon Gold, Inc. (D)	2,679
786	Holcim Ltd.	63,522
365	Impala Platinum Holdings Ltd.	14,362
446	Makhteshim-Agan Industries Ltd.	4,149
1,140	Michelin (C.G.D.E.) Class B	81,551
76	MMX Mineracao E Metalicos S.A. (D)	2,331
150	Mobile Mini, Inc. (D)(G)	3,004
498	Norsk Hydro ASA	7,257
73	Outotec Oyj	4,592
71	Owens-Illinois, Inc. (D)	2,952
117	Peabody Energy Corp.	10,302
30	Potash Corp. of Saskatchewan, Inc.	6,789
1,601	Praxair, Inc. (G)	150,859
24	Precision Castparts Corp.	2,322
555	Rexam plc	4,264
541	SABMiller plc	12,358
130	Sealed Air Corp.	2,464
1,063	Smurfit-Stone Container Corp. (D)(G)	4,328
641	Solutia, Inc. (D)(G)	8,216
123	Steel Dynamics, Inc. (G)	4,817
62	Syngenta AG ADR	4,011
867	Teck Cominco Ltd. Class B	41,812
170	Terra Industries, Inc. (G)	8,394
1,126	United States Steel Corp.	208,044
91	Uralkali (I)	6,591
1,689	Uranium One, Inc. (D)	7,950
1,609	USEC, Inc. (D)(G)	9,782
4,514	Vedanta Resources plc	194,961
3,463	Xstrata plc	275,883
269	Yamana Gold, Inc. (G)	4,443
84	Yara International ASA	7,414

		2,440,953

	Capital Goods — 5.1%
521	ABB Ltd. ADR (D)	14,766
64	Alliant Techsystems, Inc. (D)(G)	6,477
247	Baker Hughes, Inc.	21,582
3,290	Boeing Co. (G)	216,245
1,017	Capstone Turbine Corp. (D)(G)	4,263
1,270	Caterpillar, Inc. (G)	93,685
184	Cummins, Inc. (G)	12,036
135	Deere & Co.	9,730
142	Dril-Quip, Inc. (D)(G)	8,959
20	Flowserve Corp.	2,775
32	Gamesa Corporacion Tecnologica S.A.	1,542
7,851	Hansen Transmissions (D)	41,866
480	Honeywell International, Inc.	24,109
128	Kennametal, Inc.	4,163
105	Manitowoc Co., Inc. (G)	3,416
296	Marvel Entertainment, Inc. (D)(G)	9,510
181	National Oilwell Varco, Inc. (D)	16,085
136	Parker-Hannifin Corp.	9,664
615	Sandvik Ab	8,356
121	Smith International, Inc.	10,085
74	Textron, Inc.	3,566
64	United Technologies Corp.	3,949
383	Varian Semiconductor Equipment Associates, Inc. (D)(G)	13,350
858	Vestas Wind Systems A/S (D)	111,709

		651,888

	Consumer Cyclical — 6.1%
38	Abercrombie & Fitch Co. Class A (G)	2,357
130	American Eagle Outfitters, Inc.	1,768
1,787	Ariba, Inc. (D)(G)	26,283
132	Big Lots, Inc. (D)(G)	4,111
29,056	Buck Holdings L.P. (A)(D)(H)	26,150
164	Coach, Inc. (D)	4,748
75	Costco Wholesale Corp. (G)	5,232
383	Dick’s Sporting Goods, Inc. (D)(G)	6,791
199	Dufry South America Ltd.	4,188
143	eBay, Inc. (D)	3,903
36,711	Ford Motor Co. (D)(G)	176,579
266	Hill International Inc. (D)	4,371
421	Home Depot, Inc.	9,867
632	Kohl’s Corp. (D)	25,313
2,881	Liz Claiborne, Inc. (G)	40,771
108	MDC Holdings, Inc.	4,218
361	Mitsui & Co., Ltd.	7,968
4,742	Newell Rubbermaid, Inc.	79,610
156	NIKE, Inc. Class B (G)	9,305
6	Nintendo Co., Ltd.	3,573
164	Nutri/System, Inc. (G)	2,313
6,338	Staples, Inc. (G)	150,539
3,107	TJX Cos., Inc. (G)	97,774
374	TRW Automotive Holdings Corp. (D)(G)	6,910
141	UbiSoft Entertainment S.A. (D)	12,359
415	Wal-Mart Stores, Inc.	23,329
1,811	Whole Foods Market, Inc. (G)	42,891
949	Wolseley plc	7,073

		790,294

	Consumer Staples — 2.0%
205	Avon Products, Inc.	7,366
3,607	Chaoda Modern Agriculture	4,563
3,315	Cosan Ltd. (D)	41,928
2,925	Cosan S.A. Industria E Comercio	50,441
398	Dean Foods Co. (D)(G)	7,803
130	Hansen National Corp. (D)(G)	3,741
767	Imperial Tobacco Group plc	28,479
2	Japan Tobacco, Inc.	8,351
13,966	Marine Harvest (D)	10,230
1,511	Nestle S.A.	68,088

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Consumer Staples — (continued)
135	PepsiCo, Inc.	$8,578
212	Philip Morris International, Inc.	10,461
194	Pilgrim’s Pride Corp. (G)	2,520
332	Unilever N.V. NY Shares ADR	9,437

		261,986

	Energy — 12.6%
4,184	Acergy S.A.	93,235
193	Aegean Marine Petroleum Network (G)	7,869
67	Anadarko Petroleum Corp.	5,022
185	Apache Corp.	25,715
338	Brasil EcoDiesel Industria (D)	870
242	Canadian Natural Resources Ltd.	23,971
41	Canadian Natural Resources Ltd.	4,140
2,463	Chesapeake Energy Corp. (G)	162,446
111	Diamond Offshore Drilling, Inc. (G)	15,403
2,003	Dockwise Ltd. (D)	7,457
859	EnCana Corp.	78,063
534	EOG Resources, Inc.	69,930
172	Exxon Mobil Corp.	15,167
189	Forest Oil Corp. (D)	14,051
5,814	Halliburton Co. (G)	308,554
669	Hess Corp.	84,425
121	Karoon Gas Australia Ltd. (D)	525
670	Karoon Gas Australia Ltd. Private Placement (A)(D)(H)(Q)	2,627
1,021	Lundin Petroleum Ab (D)	15,025
187	Marathon Oil Corp.	9,720
244	Newfield Exploration Co. (D)	15,908
147	Noble Energy, Inc.	14,742
650	OAO Gazprom Class S ADR	37,701
829	OAO Rosneft Oil Co. (K)	9,618
82	Occidental Petroleum Corp.	7,324
1,485	OMV AG	115,994
145	Patterson-UTI Energy, Inc. (G)	5,233
136	Petro-Canada	7,594
707	Petroleo Brasileiro S.A. ADR (G)	50,091
196	Schlumberger Ltd.	21,046
2,735	Seadrill Ltd.	83,468
107	St. Mary Land & Exploration Co. (G)	6,910
461	Talisman Energy, Inc.	10,193
175	Total S.A. ADR (G)	14,956
229	Transocean, Inc. (G)	34,922
77	UGI Corp. (G)	2,214
2,000	Weatherford International Ltd. (D)	99,180
2,001	XTO Energy, Inc.	137,069

		1,618,378

	Finance — 13.9%
5,097	ACE Ltd.	280,794
251	Aetna, Inc.	10,165
64	Affiliated Managers Group, Inc. (D)(G)	5,764
657	AMBAC Financial Group, Inc. (G)	880
4,301	American International Group, Inc.	113,820
209	Augsburg Re AG (A)(D)(H)	–
192	Babcock & Brown Air Ltd. (G)	1,912
587	Banco Bradesco S.A. (G)	12,009
323	Banco Itau Holding Financeira S.A.	6,561
1,043	Bank of America Corp.	24,894
95	BNP Paribas	8,538
653	Bolsa De Mercadorias e Futuros	5,625
217	Bovespa Holding S.A.	2,678
268	British Land Co. plc	3,763
417	Capital One Financial Corp. (G)	15,860
3,478	China Merchants Bank Co., Ltd.	10,953
680	CIT Group, Inc. (G)	4,628
4,203	Citigroup, Inc. (G)	70,434
1,351	Comerica, Inc. (G)	34,631
144	Comverse Technology, Inc. (D)	2,436
418	Deutsche Boerse AG	47,255
141	Discover Financial Services, Inc.	1,862
1,935	Eurocastle Investment Ltd.	18,599
4,400	European Capital Ltd.	42,706
140	Everest Re Group Ltd.	11,135
918	Federal Home Loan Mortgage Corp. (G)	15,047
2,593	Federal National Mortgage Association (G)	50,583
186	Genesis Lease Ltd.	1,925
1,122	Goldman Sachs Group, Inc. (G)	196,259
71	Humana, Inc. (D)	2,812
1,200	Huntington Bancshares, Inc. (G)	6,926
132,443	Industrial and Commercial Bank of China	90,555
204	Invesco Ltd.	4,887
399	JP Morgan Chase & Co. (G)	13,697
1,948	Julius Baer Holding Ltd.	130,616
1,005	Lehman Brothers Holdings, Inc. (G)	19,911
137	Mastercard, Inc. (G)	36,350
1	Merrill Lynch & Co., Inc. (G)	32
215	MSCI, Inc. (D)	7,806
153	National City Corp.	728
308	Oaktree Capital (D)(I)	8,624
534	ORIX Corp.	76,526
276	PennantPark Investment Corp.	1,989
141	Platinum Underwriters Holdings Ltd.	4,608
367	PNC Financial Services Group, Inc.	20,950
3,375	Royal Bank of Scotland Group plc	14,368
13,092	Shun Tak Holdings Ltd.	12,272
1,452	Sovereign Bancorp, Inc. (G)	10,688
662	Standard Chartered plc	18,751
378	TD Ameritrade Holding Corp. (D)(G)	6,840
743	UBS AG ADR (D)	15,350
7,266	UnitedHealth Group, Inc.	190,726
495	Visa, Inc. (D)(G)	40,257
2,703	Washington Mutual, Inc. (G)	13,323
469	Washington Mutual, Inc. with Warrants (A)(H)	2,079
350	Wellpoint, Inc. (D)(G)	16,681
678	Western Union Co.	16,770

		1,786,838

	Health Care — 8.8%
194	Abbott Laboratories	10,297
224	Alkermes, Inc. (D)(G)	2,767
2,107	Amgen, Inc. (D)	99,366
618	Amylin Pharmaceuticals, Inc. (D)(G)	15,695
452	Arena Pharmaceuticals, Inc. (D)(G)	2,344
91	Astellas Pharma, Inc.	3,853
599	AstraZeneca plc	25,461
100	Auxilium Pharmaceuticals, Inc. (D)(G)	3,352

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)

	Health Care — (continued)
166	Becton, Dickinson & Co.	$13,480
1,779	Cardinal Health, Inc.	91,761
28	Charles River Laboratories International, Inc. (D)(G)	1,809
219	Cie Generale d’Optique Essilor International S.A. (D)	13,386
387	Cooper Co., Inc. (G)	14,362
285	Coventry Health Care, Inc. (D)	8,673
108	Covidien Ltd.	5,163
194	Eisai Co., Ltd.	6,843
1,898	Elan Corp. plc ADR (D)(G)	67,476
483	Eli Lilly & Co.	22,281
20	Genentech, Inc. (D)	1,480
219	Genzyme Corp. (D)	15,780
43	Herbalife Ltd.	1,682
315	Impax Laboratories, Inc. (A)(D)(H)	2,520
20	Intuitive Surgical, Inc. (D)(G)	5,346
153	Invitrogen Corp. (D)(G)	6,022
1,701	McKesson Corp.	95,120
3,500	Medtronic, Inc.	181,125
369	Merck & Co., Inc.	13,919
2,640	Novavax, Inc. (D)(G)	6,573
338	Pharmaceutical Product Development, Inc. (G)	14,483
85	Sanofi-Aventis S.A.	5,623
11,230	Schering-Plough Corp.	221,119
421	Shionogi & Co., Ltd.	8,345
2,004	Teva Pharmaceutical Industries Ltd. ADR (G)	91,765
56	Theravance, Inc. (D)(G)	660
191	UCB S.A.	7,055
933	Wyeth	44,729

		1,131,715

	Services — 4.6%
80	Accenture Ltd. Class A	3,266
160	Aecom Technology Corp. (D)	5,189
136	American Ecology Corp. (G)	4,025
86	Apollo Group, Inc. Class A (D)(G)	3,797
141	Atheros Communications, Inc. (D)(G)	4,227
1,752	Bare Escentuals, Inc. (D)(G)	32,809
1,674	Brookfield Asset Management, Inc.	54,469
201	CACI International, Inc. Class A (D)(G)	9,209
2,004	Cadence Design Systems, Inc. (D)(G)	20,235
836	Comcast Corp. Class A	15,851
798	Comcast Corp. Special Class A (G)	14,976
311	Corrections Corp. of America (D)	8,535
456	DreamWorks Animation SKG, Inc. (D)	13,599
59	Fluor Corp.	10,923
1,836	Focus Media Holding Ltd. ADR (D)(G)	50,907
399	Giant Interactive Group, Inc. (D)(G)	4,831
30	Harvey Weinstein Master L.P. (A)(D)(H)	8,872
194	Hub Group, Inc. (D)(G)	6,618
108	Jacobs Engineering Group, Inc. (D)	8,699
1,816	Monster Worldwide, Inc. (D)(G)	37,432
8,229	News Corp. Class A (G)	123,760
375	R.H. Donnelley Corp. (D)(G)	1,125
10,538	Shangri-La Asia Ltd.	24,692
240	TeleTech Holdings, Inc. (D)	4,794
137	United Parcel Service, Inc. Class B	8,403
323	Viacom, Inc. Class B (D)(G)	9,864
3,162	Walt Disney Co. (G)	98,642
835	XM Satellite Radio Holdings, Inc. Class A (D)(G)	6,546

		596,295

	Technology — 22.7%
134	Adobe Systems, Inc. (D)	5,270
196	Akamai Technologies, Inc. (D)(G)	6,808
2,720	Altera Corp. (G)	56,304
3,030	Amdocs Ltd. (D)	89,134
178	Apple, Inc. (D)	29,754
11,054	Applied Materials, Inc. (G)	211,024
265	Arris Group, Inc. (D)	2,238
295	Arrow Electronics, Inc. (D)(G)	9,069
307	ASML Holding N.V.	7,514
8	ASML Holding N.V. ADR	190
2,099	AT&T, Inc. (G)	70,698
521	BMC Software, Inc. (D)(G)	18,767
114	Brasil Telecom S.A. ADR (G)	3,652
2,435	Broadcom Corp. Class A (D)	66,457
311	C&D Technologies, Inc. (D)	2,631
211	Canon, Inc.	10,872
8,395	Cisco Systems, Inc. (D)	195,265
249	Clearwire Corp. (D)(G)	3,230
619	CMGI, Inc. (D)(G)	6,560
100	Concur Technologies, Inc. (D)	3,326
916	Corning, Inc. (G)	21,111
223	Ctrip.Com International Ltd.	10,209
166	Danaher Corp. (G)	12,863
2,513	EMC Corp. (D)(G)	36,920
438	Emerson Electric Co.	21,654
396	Emulex Corp. (D)(G)	4,617
75	Energy Conversion Devices, Inc. (D)(G)	5,523
535	Energy Focus, Inc. (D)(G)	1,257
103	Equinix, Inc. (D)(G)	9,208
1,042	Evergreen Solar, Inc. (D)(G)	10,094
295	Fairchild Semiconductor International, Inc. (D)(G)	3,459
1,791	Flextronics International Ltd. (D)	16,834
129	FLIR Systems, Inc. (D)(G)	5,229
1,775	Foxconn International Holdings Ltd. (D)	1,722
7,353	General Electric Co.	196,253
387	Google, Inc. (D)	203,588
2,737	Hewlett-Packard Co.	120,978
22,087	Hon Hai Precision Industry Co., Ltd.	108,615
2,657	Intel Corp. (G)	57,072
2,348	International Business Machines Corp. (G)	278,332
—	International Rectifier Corp. (D)(G)	8
404	JA Solar Holdings Co. Ltd. ADR (D)(G)	6,809
884	JDS Uniphase Corp. (D)(G)	10,040
459	Lam Research Corp. (D)(G)	16,595
100	Leap Wireless International, Inc. (D)(G)	4,306
273	Maxim Integrated Products, Inc.	5,783
2,618	McAfee, Inc. (D)	89,097
34	MEMC Electronic Materials, Inc. (D)	2,105
1,141	MetroPCS Communications, Inc. (D)(G)	20,204
1,906	Microsoft Corp.	52,423
4,000	MTN Group Ltd.	63,316
605	NetApp, Inc. (D)(G)	13,108

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — (continued)

		Technology — (continued)
	216	Netease.Com, Inc. (D)(G)	$4,715
	191	Nokia Corp.	4,672
	500	Nokia Oyj	12,220
	551	ON Semiconductor Corp. (D)	5,055
	6,042	Oracle Corp. (D)(G)	126,886
	1,216	Orascom Telecom Holding SAE GDR	77,841
	128	PerkinElmer, Inc.	3,573
	269	QLogic Corp. (D)(G)	3,928
	3,350	Qualcomm, Inc.	148,642
	2,627	Raytheon Co.	147,881
	298	Red Hat, Inc. (D)(G)	6,159
	458	Research In Motion Ltd. (D)	53,517
	116	Rockwell Collins, Inc.	5,549
	75	Salesforce.com, Inc. (D)(G)	5,084
	160	SAVVIS, Inc. (D)(G)	2,063
	139	Shanda Interactive Entertainment Ltd. (D)	3,762
	53	Siemens AG	5,920
	75	Solar Cayman Ltd. (A)(D)(H)	1,029
	6	Sprint Nextel Corp.	58
	3,911	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (D)	42,668
	1,800	TW Telecom, Inc. (D)(G)	28,854
	190	VeriSign, Inc. (D)(G)	7,193
	455	Virgin Media, Inc. (G)	6,187
	3,493	Vodafone Group plc	10,292
	154	Xilinx, Inc. (G)	3,899

			2,925,742

		Transportation — 1.4%
	1,375	British Airways plc	5,858
	699	Burlington Northern Santa Fe Corp. (G)	69,793
	2,815	Delta Air Lines, Inc. (D)(G)	16,044
	89	DryShips, Inc. (G)	7,136
	79	General Dynamics Corp.	6,643
	203	Grupo Aeroportuario Del ADR	3,368
	108	Kansas City Southern (D)(G)	4,760
	125	Landstar System, Inc.	6,925
	223	Norfolk Southern Corp.	13,944
	3,669	Northwest Airlines Corp. (D)(G)	24,438
	314	Ryanair Holdings plc ADR (D)(G)	8,999
	2,422	US Airways Group, Inc. (D)(G)	6,056
	272	UTI Worldwide, Inc.	5,430

			179,394

		Utilities — 1.0%
	409	Exelon Corp.	36,811
	140	Northeast Utilities	3,574
	202	Progress Energy, Inc.	8,454
	188	Sunpower Corp. (D)(G)	13,557
	1,641	Suntech Power Holdings Co., Ltd. ADR (D)(G)	61,451

			123,847

		Total common stock (cost $12,201,156)	$12,507,330

WARRANTS — 0.7%
		Basic Materials — 0.4%
	3,220	TATA Steel Ltd. (H)	$54,541

		Utilities — 0.3%
	2,257	Suzlon Energy Acc (D)(H)	36,976

		Total warrants (cost $119,909)	$91,517

EXCHANGE TRADED FUNDS — 0.3%
		Other Investment Pools and Funds — 0.3%
	152	S & P 500 Depositary Receipt (G)	$19,389
	136	S & P Mid-Cap 400 Depositary Receipts (G)	20,163

		Total exchange traded funds (cost $39,974)	$39,552

PREFERRED STOCK — 0.0%
		Finance — 0.0%
	—	National City Corp. (A)(D)(H)(X)	$5,066

		Total preferred stock (cost $5,900)	$5,066

Principal
Amount (B)

CORPORATE BONDS: INVESTMENT GRADE — 0.4%
		Finance — 0.4%
		Augsburg Re AG
GBP	412	0.00%, 12/31/2049 (A)(H)(X)	$135
		MBIA Insurance Co.
	53,500	14.00%, 01/15/2033 (I)(L)	22,203
		UBS Luxembourg S.A.
	26,500	6.23%, 02/11/2015 #	26,187

		Total corporate bonds: investment grade (cost $80,619)	$48,525

		Total long-term investments (cost $12,447,558)	$12,691,990

SHORT-TERM INVESTMENTS — 13.9%
		Repurchase Agreements — 1.7%
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $49,970, collateralized by FNMA 5.50%, 2038, value of $50,966)
	$49,966	2.50% dated 06/30/2008	$49,966

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $53,967, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $55,043)

	53,963	2.40% dated 06/30/2008	53,963
		Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $9,080, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $9,261)
	9,080	2.70% dated 06/30/2008	9,080

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $80,009, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $81,603)
$80,003	2.70% dated 06/30/2008		$80,003
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $109, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $111)
109	1.80% dated 06/30/2008		109

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $22,843, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $23,299)

22,842	2.55% dated 06/30/2008		22,842

			215,963

Shares

	Securities Purchased with Proceeds from Security
	Lending — 12.2%
	Cash Collateral Reinvestment Fund:
1,566,587	Goldman Sachs FS Prime Obligation/Institutional Fund		$1,566,587

	Total short-term investments (cost $1,782,550)		$1,782,550

	Total investments (cost $14,230,108) (C)	112.5%	$14,474,540
	Other assets and liabilities	(12.5)%	(1,605,541)

	Total net assets	100.0%	$12,868,999

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.76% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $14,273,738 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,773,614
Unrealized Depreciation	(1,572,812)

Net Unrealized Appreciation	$200,802

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $48,478, which represents 0.38% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $37,418, which represents 0.29% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2008, the market value of these securities amounted to $9,618 or 0.07% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2008 was $2,219.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

GBP	— British Pound

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2006	412	Augsburg Re AG, 0.00%, 12/31/2049 - 144A	$766
06/2006	209	Augsburg Re AG - 144A	67
06/2007	29,056	Buck Holdings L.P.	29,086
10/2005	30	Harvey Weinstein Master L.P. - Reg D	27,951
01/2007–
11/2007	315	Impax Laboratories, Inc.	3,114
06/2008	670	Karoon Gas Australia Ltd. Private Placement	2,219
04/2008	—	National City Corp.	5,900
03/2007	75	Solar Cayman Ltd.	1,121
12/2007–
01/2008	2,257	Suzlon Energy Acc - 144A	69,189
07/2007–
02/2008	3,220	TATA Steel Ltd. - 144A	50,720
04/2008	469	Washington Mutual, Inc. with Warrants	4,100

The aggregate value of these securities at June 30, 2008 was $139,995 which represents 1.09% of total net assets.

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$27	$27	07/01/08	$—
Australian Dollar (Buy)	25	25	07/02/08	—
Australian Dollar (Buy)	25	25	07/03/08	—
British Pound (Buy)	93	93	07/01/08	—
British Pound (Buy)	13,745	13,756	07/02/08	(11)
British Pound (Buy)	1,778	1,778	07/03/08	—
British Pound (Sell)	13,310	13,104	07/31/08	(206)
British Pound (Sell)	8,673	8,545	09/05/08	(128)
Euro (Sell)	5,118	5,127	07/02/08	9
Euro (Sell)	780,115	718,618	12/19/08	(61,497)
Hong Kong Dollar (Buy)	337	337	07/03/08	—
Japanese Yen (Buy)	136	134	07/01/08	2
Japanese Yen (Sell)	1,619	1,617	07/02/08	(2)
Japanese Yen (Sell)	1,276	1,285	07/03/08	9
Norwegian Krone (Buy)	116	117	07/01/08	(1)
Norwegian Krone (Sell)	1,267	1,273	07/02/08	6
Norwegian Krone (Sell)	460	461	07/03/08	1
South African Rand (Sell)	933	911	07/01/08	(22)
South African Rand (Sell)	430	425	07/02/08	(5)
Swedish Krona (Buy)	1,297	1,306	07/01/08	(9)
Swiss Franc (Sell)	4,366	4,377	07/02/08	11

				$(61,843)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets
Australia	0.4%

Austria	0.9

Belgium	0.4

Brazil	3.5

Canada	4.1

China	1.9

Denmark	0.9

Egypt	0.6

Finland	0.2

France	1.1

Germany	0.7

Greece	0.1

Hong Kong	0.3

India	0.3

Ireland	0.6

Israel	0.8

Japan	1.0

Luxembourg	1.4

Netherlands	0.2

Norway	0.8

Russia	0.4

South Africa	0.6

Sweden	0.2

Switzerland	2.3

Taiwan	1.2

United Kingdom	4.9

United States	68.8

Short-Term Investments	13.9

Other Assets and Liabilities	(12.5)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 99.4%
	Basic Materials — 2.8%
51	Freeport-McMoRan Copper & Gold, Inc. (G)	$5,953
405	Kimberly-Clark Corp.	24,217
96	Owens-Illinois, Inc. (D)	4,007
55	United States Steel Corp. (G)	10,218

		44,395

	Capital Goods — 3.2%
95	Deere & Co.	6,845
407	Parker-Hannifin Corp.	29,052
1,100	Xerox Corp. (G)	14,916

		50,813

	Consumer Cyclical — 9.8%
438	Avnet, Inc. (D)	11,935
223	BJ’s Wholesale Club, Inc. (D)(G)	8,622
150	Costco Wholesale Corp. (G)	10,500
1,613	Gap, Inc. (G)	26,880
644	Ingram Micro, Inc. (D)	11,438
117	Mosaic Co. (D)(U)	16,916
417	NIKE, Inc. Class B	24,863
263	TJX Cos., Inc.	8,274
598	Wal-Mart Stores, Inc.	33,585

		153,013

	Consumer Staples — 4.0%
62	Bunge Ltd. Finance Corp. (G)	6,677
209	Hormel Foods Corp. (G)	7,240
268	PepsiCo, Inc.	17,036
656	Philip Morris International, Inc.	32,399

		63,352

	Energy — 13.6%
199	Chevron Corp.	19,747
407	ConocoPhillips Holding Co.	38,379
271	Exxon Mobil Corp.	23,874
259	Halliburton Co. (G)	13,751
273	Hess Corp. (U)	34,500
662	Marathon Oil Corp.	34,338
537	Occidental Petroleum Corp. (U)	48,228

		212,817

	Finance — 20.8%
569	ACE Ltd.	31,341
525	Aetna, Inc.	21,282
451	Allied World Assurance Holdings Ltd.	17,857
356	American International Group, Inc.	9,415
588	Assurant, Inc.	38,804
579	Axis Capital Holdings Ltd.	17,254
903	Bank of America Corp.	21,545
346	Capital One Financial Corp. (G)	13,136
385	Everest Re Group Ltd.	30,704
198	Goldman Sachs Group, Inc.	34,630
464	Invesco Ltd.	11,136
381	Lehman Brothers Holdings, Inc. (G)	7,556
330	State Street Corp. (G)	21,123
660	UnitedHealth Group, Inc.	17,322
486	Unum Group	9,939
321	Washington Mutual, Inc.	1,584
916	Western Union Co.	22,646

		327,274

	Health Care — 13.3%
153	Abbott Laboratories	8,099
426	Amgen, Inc. (D)(G)	20,104
340	Amylin Pharmaceuticals, Inc. (D)(G)	8,633
1,055	Bristol-Myers Squibb Co.	21,657
178	Cephalon, Inc. (D)(G)	11,891
639	Eli Lilly & Co.	29,506
753	Forest Laboratories, Inc. (D)	26,159
102	Gilead Sciences, Inc. (D)	5,417
583	McKesson Corp.	32,612
1,186	Schering-Plough Corp. (U)	23,348
142	Universal Health Services, Inc. Class B	8,954
281	Watson Pharmaceuticals, Inc. (D)(G)	7,638
101	Wyeth	4,854

		208,872

	Services — 7.8%
425	Accenture Ltd. Class A	17,298
227	Apollo Group, Inc. Class A (D)(G)	10,047
557	Autodesk, Inc. (D)	18,842
679	DirecTV Group, Inc. (D)(G)	17,596
404	DISH Network Corp. (D)(U)	11,814
265	Expedia, Inc. (D)(G)	4,874
255	Manpower, Inc. (G)	14,863
259	Viacom, Inc. Class B (D)	7,910
604	Walt Disney Co.	18,845

		122,089

	Technology — 19.0%
1,106	AT&T, Inc.	37,246
471	BMC Software, Inc. (D)	16,938
295	CenturyTel, Inc.	10,488
470	Corning, Inc. (G)	10,836
330	Dover Corp.	15,977
951	Hewlett-Packard Co. (U)	42,052
256	Intel Corp. (G)	5,501
68	International Business Machines Corp.	8,107
342	Lam Research Corp. (D)	12,356
363	Lockheed Martin Corp.	35,853
1,236	Microsoft Corp.	34,011
464	NetApp, Inc. (D)(G)	10,041
1	Nortel Networks Corp. (D)	12
1,262	Oracle Corp. (D)	26,500
282	Qualcomm, Inc.	12,495
77	Raytheon Co.	4,328
403	Seagate Technology	7,715
226	VeriSign, Inc. (D)(G)(U)	8,528

		298,984

	Utilities — 5.1%
509	Duke Energy Corp.	8,851
127	Entergy Corp. (G)	15,253
130	Exelon Corp.	11,668
173	FirstEnergy Corp.	14,276

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Utilities — (continued)
306	FPL Group, Inc.		$20,048
213	Public Service Enterprise Group, Inc.		9,783

			79,879

	Total common stock (cost $1,577,881)		$1,561,488

Principal
Amount

SHORT-TERM INVESTMENTS — 7.3%
	Repurchase Agreements — 0.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $984, collateralized by FNMA 5.50%, 2038, value of $1,003)
$983	2.50% dated 06/30/2008		$983

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,062, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $1,083)

1,062	2.40% dated 06/30/2008		1,062
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $179, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $182)
179	2.70% dated 06/30/2008		179
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,575, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $1,606)
1,575	2.70% dated 06/30/2008		1,575
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $2)
2	1.80% dated 06/30/2008		2

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $450, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $459)

450	2.55% dated 06/30/2008		450

			4,251

Shares
	Securities Purchased with Proceeds from Security Lending — 7.0%
	Cash Collateral Reinvestment Fund:
109,682	Goldman Sachs FS Prime Obligation/Institutional Fund		109,682
	U.S. Treasury Bills — 0.0%
1,000	1.24%, 07/24/2008 (M)		999

	Total short-term investments (cost $114,932)		$114,932

	Total investments (cost $1,692,813) (C)	106.7%	$1,676,420
	Other assets and liabilities	(6.7)%	(105,332)

	Total net assets	100.0%	$1,571,088

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,692,859 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$161,527
Unrealized Depreciation	(177,966)

Net Unrealized Depreciation	$(16,439)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(U)	At June 30, 2008, securities valued at $22,767 were designated to cover open call options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Dish Network Corp. Call	539	$32.50	Jul 2008	$11	$24
Hess Corp.	318	145.00	Jul 2008	24	48
Hewlett-Packard Co. Call	709	47.50	Jul 2008	14	42
Mosaic Co. Call	260	140.00	Jul 2008	265	138
Occidental Petroleum Corp. Call	460	95.00	Jul 2008	67	72
Schering-Plough Corp. Call	1,238	22.50	Jul 2008	9	31
VeriSign, Inc. Call	498	45.00	Jul 2008	3	49

				$393	$404

* The number of contracts does not omit 000’s.

At June 30, 2008, cash of $3,694 was designated to cover open put options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Capital One Financial Corp. Put	534	$40.00	Jul 2008	$197	$54
Freeport — McMoRan Copper & Gold, Inc. Put	104	95.00	Jul 2008	3	20
Microsoft Corp. Put	1,227	25.00	Jul 2008	17	48

				$217	$122

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 98.8%
	Basic Materials — 7.9%
236	AbitibiBowater, Inc. (G)	$2,201
965	Agrium, Inc.	103,819
1,142	Alcoa, Inc.	40,660
919	Barrick Gold Corp.	41,792
590	Dow Chemical Co.	20,590
1,742	E.I. DuPont de Nemours & Co.	74,699
2,469	International Paper Co.	57,532
872	Kimberly-Clark Corp.	52,128
1,197	Pentair, Inc. (G)	41,902
979	Rhodia S.A. (G)	18,077
925	Rohm & Haas Co. (G)	42,952

		496,352

	Capital Goods — 3.6%
1,443	Deere & Co.	104,069
638	Illinois Tool Works, Inc.	30,288
230	Parker-Hannifin Corp.	16,432
1,405	Spirit Aerosystems Holdings, Inc. (D)	26,948
3,647	Xerox Corp.	49,448

		227,185

	Consumer Cyclical — 7.4%
2,029	Altria Group, Inc.	41,716
751	Avery Dennison Corp.	32,983
243	Avnet, Inc. (D)	6,624
1,795	Honda Motor Co., Ltd. ADR (G)	61,097
1,159	Limited Brands, Inc.	19,528
1,794	Masco Corp.	28,224
1,506	SABMiller plc	34,523
2,588	Staples, Inc.	61,465
2,125	Sysco Corp.	58,467
2,231	Wal-Mart Stores, Inc.	125,365

		469,992

	Consumer Staples — 3.8%
722	Nestle S.A. ADR	81,752
1,176	PepsiCo, Inc.	74,757
1,192	Procter & Gamble Co.	72,510
330	Unilever N.V.	9,369

		238,388

	Energy — 20.2%
1,446	Anadarko Petroleum Corp.	108,181
595	BP plc ADR	41,359
2,835	Chevron Corp.	280,994
670	ConocoPhillips Holding Co.	63,251
1,333	EnCana Corp.	121,188
2,344	Exxon Mobil Corp.	206,609
1,634	Marathon Oil Corp.	84,766
775	Schlumberger Ltd.	83,226
2,035	Total S.A. ADR	173,550
1,698	XTO Energy, Inc.	116,313

		1,279,437

	Finance — 12.2%
1,199	ACE Ltd.	66,025
1,616	Allstate Corp.	73,664
1,334	American International Group, Inc.	35,287
3,949	Bank of America Corp.	94,253
1,221	Capital One Financial Corp. (G)	46,391
3,219	Citigroup, Inc.	53,945
1,177	Comerica, Inc. (G)	30,177
2,060	Federal Home Loan Mortgage Corp. (G)	33,789
983	ING Groep N.V. ADR (G)	30,998
731	Lehman Brothers Holdings, Inc. (G)	14,471
258	Marsh & McLennan Cos., Inc.	6,847
657	PNC Financial Services Group, Inc.	37,526
774	Prudential Financial, Inc.	46,221
1,003	State Street Corp.	64,169
1,163	Synovus Financial Corp. (G)	10,155
2,497	UBS AG ADR (D)(G)	51,592
1,365	UnitedHealth Group, Inc.	35,818
1,019	US Bancorp	28,412
1,607	Washington Mutual, Inc. (G)	7,922
1,554	Washington Mutual, Inc. with Warrants (A)(H)	6,896

		774,558

	Health Care — 11.8%
2,055	Abbott Laboratories	108,864
1,603	AstraZeneca plc ADR	68,193
2,831	Bristol-Myers Squibb Co.	58,124
2,876	Eli Lilly & Co.	132,747
2,183	Medtronic, Inc.	112,986
1,169	Sanofi-Aventis S.A. ADR (G)	38,849
4,674	Schering-Plough Corp.	92,033
670	Teva Pharmaceutical Industries Ltd. ADR	30,695
955	Walgreen Co.	31,034
1,581	Wyeth	75,834

		749,359

	Services — 8.3%
1,621	Accenture Ltd. Class A	65,987
1,399	Automatic Data Processing, Inc.	58,635
2,986	Comcast Corp. Class A	56,638
1,274	Comcast Corp. Special Class A	23,896
873	FedEx Corp.	68,799
780	McGraw-Hill Cos., Inc. (G)	31,298
1,390	New York Times Co. Class A (G)	21,394
2,487	Time Warner, Inc.	36,802
236	United Parcel Service, Inc. Class B	14,519
721	Viacom, Inc. Class B (D)	22,012
1,697	Walt Disney Co.	52,937
1,901	Waste Management, Inc. (G)	71,679

		524,596

	Technology — 15.6%
2,644	Applied Materials, Inc.	50,470
1,892	ASML Holding N.V. (G)	46,175
7,657	AT&T, Inc.	257,950
5,381	General Electric Co.	143,610
1,747	Intel Corp.	37,534
1,468	International Business Machines Corp.	173,943
761	Lockheed Martin Corp.	75,120
2,107	Maxim Integrated Products, Inc.	44,557
2,096	Microsoft Corp.	57,672
2	Nortel Networks Corp. (D)	20
255	Siemens AG ADR	28,105
563	Total System Services, Inc.	12,508
1,727	Verizon Communications, Inc.	61,141

		988,805

	Transportation — 1.2%
1,367	Royal Caribbean Cruises Ltd. (G)	30,712
3,546	Southwest Airlines Co. (G)	46,244

		76,956

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Utilities — 6.8%
2,253	Dominion Resources, Inc.		$107,000
682	El Paso Corp.		14,833
1,411	Exelon Corp.		126,909
1,457	FPL Group, Inc.		95,543
1,490	PG&E Corp.		59,150
456	Veolia Environment ADR (G)		25,479

			428,914

	Total common stock (cost $5,828,982)		$6,254,542

Principal
Amount
SHORT-TERM INVESTMENTS — 6.0%
	Repurchase Agreements — 1.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $20,255, collateralized by FNMA 5.50%, 2038, value of $20,659)
$20,254	2.50% dated 06/30/2008		$20,254

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $21,876, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $22,311)

21,874	2.40% dated 06/30/2008		21,874
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,681, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $3,754)
3,680	2.70% dated 06/30/2008		3,680
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $32,431, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $33,078)
32,429	2.70% dated 06/30/2008		32,429
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $44, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $45)
44	1.80% dated 06/30/2008		44

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $9,259, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $9,444)

9,259	2.55% dated 06/30/2008		9,259

			87,540

	Securities Purchased with Proceeds from Security Lending — 4.6%
	Cash Collateral Reinvestment Fund:
296,498	Goldman Sachs FS Prime Obligation/Institutional Fund		$296,498

	Total short-term investments (cost $384,038)		$384,038

	Total investments (cost $6,213,020) (C)	104.8%	$6,638,580
	Other assets and liabilities	(4.8)%	(306,214)

	Total net assets	100.0%	$6,332,366

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.93% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $6,220,473 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,142,576
Unrealized Depreciation	(724,469)

Net Unrealized Appreciation	$418,107

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $6,896, which represents 0.11% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	1,554	Washington Mutual, Inc. with Warrants	$13,600

The aggregate value of these securities at June 30, 2008 was $6,896 which represents 0.11% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Equity Income HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 99.7%
	Basic Materials — 8.7%
65	Air Products and Chemicals, Inc.	$6,446
133	Dow Chemical Co.	4,651
99	E.I. DuPont de Nemours & Co.	4,242
139	International Paper Co.	3,231
120	Kimberly-Clark Corp.	7,156
64	PPG Industries, Inc.	3,649
458	Rexam plc	3,516

		32,891

	Capital Goods — 0.9%
51	3M Co.	3,542
	Consumer Cyclical — 4.3%
221	Altria Group, Inc.	4,544
116	Genuine Parts Co.	4,615
74	Home Depot, Inc.	1,733
44	PACCAR, Inc.	1,836
110	Supervalu, Inc.	3,383

		16,111

	Consumer Staples — 9.0%
155	ConAgra Foods, Inc.	2,979
47	Diageo plc ADR	3,442
101	General Mills, Inc.	6,153
29	Lorillard, Inc. (D)	1,978
32	Nestle S.A. ADR	3,614
73	PepsiCo, Inc.	4,629
165	Philip Morris International, Inc.	8,166
99	Unilever N.V. NY Shares ADR	2,817

		33,778

	Energy — 18.4%
124	BP plc ADR	8,613
244	Chevron Corp.	24,138
79	ConocoPhillips Holding Co.	7,449
159	Exxon Mobil Corp.	14,029
81	Marathon Oil Corp.	4,191
48	Royal Dutch Shell plc ADR	3,857
82	Total S.A. ADR	6,958

		69,235

	Finance — 20.7%
107	ACE Ltd.	5,906
166	Allstate Corp.	7,582
297	Bank of America Corp.	7,083
151	Bank of New York Mellon Corp.	5,713
141	Chubb Corp.	6,895
250	Citigroup, Inc.	4,182
143	Federal National Mortgage Association	2,784
330	Host Hotels & Resorts, Inc.	4,506
249	JP Morgan Chase & Co.	8,550
197	Lloyd’s TSB Group plc ADR (G)	4,867
85	Morgan Stanley	3,051
107	PNC Financial Services Group, Inc.	6,108
390	US Bancorp	10,863

		78,090

	Health Care — 8.7%
119	Abbott Laboratories	6,277
78	Baxter International, Inc.	4,984
229	Bristol-Myers Squibb Co.	4,695
86	Eli Lilly & Co.	3,947
80	GlaxoSmithKline plc ADR	3,524
269	Pfizer, Inc.	4,696
101	Wyeth	4,831

		32,954

	Services — 2.1%
207	Waste Management, Inc. (G)	7,806
	Technology — 13.1%
369	AT&T, Inc.	12,436
545	General Electric Co.	14,549
304	Intel Corp.	6,534
48	Schneider Electric S.A.	5,134
302	Verizon Communications, Inc.	10,700

		49,353

	Transportation — 1.1%
69	Norfolk Southern Corp.	4,318
	Utilities — 12.7%
124	American Electric Power Co., Inc.	4,968
184	Consolidated Edison, Inc.	7,185
222	Dominion Resources, Inc.	10,527
36	Entergy Corp.	4,301
210	FPL Group, Inc.	13,781
95	PG&E Corp.	3,759
85	SCANA Corp.	3,146

		47,667

	Total common stock (cost $386,031)	$375,745

Principal
Amount
SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 0.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $31, collateralized by FNMA 5.50%, 2038, value of $32)
$31	2.50% dated 06/30/2008	$31

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $34, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $34)

34	2.40% dated 06/30/2008	34
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $6)
6	2.70% dated 06/30/2008	6
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $50, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $51)
50	2.70% dated 06/30/2008	50

The accompanying notes are an integral part of these financial statements.

Hartford Equity Income HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $—, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $—)
$—	1.80% dated 06/30/2008		$—

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $14, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $15)

14	2.55% dated 06/30/2008		14

			135

Shares
	Securities Purchased with Proceeds from Security Lending — 1.3%
	Cash Collateral Reinvestment Fund:
4,982	Goldman Sachs FS Prime Obligation/Institutional Fund		4,982

	Total short-term investments (cost $5,117)		$5,117

	Total investments (cost $391,148) (C)	101.1%	$380,862
	Other assets and liabilities	(1.1)%	(4,057)

	Total net assets	100.0%	$376,805

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.30% of total net assets at June 30, 2008. The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $391,186 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$33,811
Unrealized Depreciation	(44,135)

Net Unrealized Depreciation	$(10,324)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 95.4%
	Basic Materials — 5.6%
15	Alcoa, Inc.	$542
43	Companhia Vale do Rio Doce ADR	1,526
22	Freeport-McMoRan Copper & Gold, Inc.	2,531
6	Potash Corp. of Saskatchewan, Inc.	1,371

		5,970

	Capital Goods — 4.8%
44	ABB Ltd. ADR (D)	1,246
16	Caterpillar, Inc.	1,159
22	Honeywell International, Inc.	1,081
5	National Oilwell Varco, Inc. (D)	417
24	Terex Corp. (D)	1,207

		5,110

	Consumer Cyclical — 7.3%
40	Coach, Inc. (D)	1,149
37	Gymboree Corp. (D)	1,495
51	Kohl’s Corp. (D)	2,034
29	NIKE, Inc. Class B	1,747
57	Staples, Inc.	1,344

		7,769

	Consumer Staples — 3.1%
20	PepsiCo, Inc.	1,278
16	Philip Morris International, Inc.	781
20	Procter & Gamble Co.	1,204

		3,263

	Energy — 12.6%
25	Apache Corp.	3,489
11	Devon Energy Corp.	1,358
8	EOG Resources, Inc.	1,102
22	Halliburton Co.	1,173
8	Hess Corp.	1,022
10	Marathon Oil Corp.	539
30	Noble Corp.	1,962
12	Schlumberger Ltd.	1,246
10	Transocean, Inc.	1,542

		13,433

	Finance — 9.1%
29	Aflac, Inc.	1,796
34	American International Group, Inc.	892
87	Banco Itau Holding Financeira S.A.	1,757
63	Invesco Ltd.	1,515
35	Morgan Stanley	1,252
52	Wellpoint, Inc. (D)	2,454

		9,666

	Health Care — 16.7%
25	Abbott Laboratories	1,340
36	Amgen, Inc. (D)	1,698
33	AstraZeneca plc ADR (G)	1,387
45	Coventry Health Care, Inc. (D)	1,369
35	Covidien Ltd.	1,662
58	CVS/Caremark Corp.	2,279
31	Elan Corp. plc ADR (D)	1,091
19	Genentech, Inc. (D)	1,412
18	Johnson & Johnson	1,177
18	Medtronic, Inc.	937
40	St. Jude Medical, Inc. (D)	1,643
22	Teva Pharmaceutical Industries Ltd. ADR	1,003
11	Zimmer Holdings, Inc. (D)	769

		17,767

	Services — 4.8%
44	Accenture Ltd. Class A	1,775
36	Manpower, Inc.	2,067
11	Priceline.com, Inc. (D)(G)	1,282

		5,124

	Technology — 28.5%
11	Apple, Inc. (D)	1,825
73	Applied Materials, Inc.	1,384
53	AT&T, Inc.	1,779
108	Cisco Systems, Inc. (D)	2,515
109	Corning, Inc.	2,503
25	General Electric Co.	667
4	Google, Inc. (D)	1,948
60	Hewlett-Packard Co.	2,635
47	Infosys Technologies Ltd. ADR (G)	2,047
47	Intel Corp.	1,005
17	International Business Machines Corp.	2,003
108	Microsoft Corp.	2,957
42	Nokia Corp.	1,017
107	Oracle Corp. (D)	2,241
34	Qualcomm, Inc.	1,495
12	Research In Motion Ltd. (D)	1,380
26	Thomas & Betts Corp. (D)	999

		30,400

	Transportation — 1.3%
22	Norfolk Southern Corp.	1,391
	Utilities — 1.6%
19	Exelon Corp.	1,673

	Total common stock (cost $101,660)	$101,566

Principal
Amount

SHORT-TERM INVESTMENTS — 6.0%
	Repurchase Agreements — 2.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $701, collateralized by FNMA 5.50%, 2038, value of $715)
$701	2.50% dated 06/30/2008	$701

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $757, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $772)

757	2.40% dated 06/30/2008	757

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $127, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $130)
$127	2.70% dated 06/30/2008		$127
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,122, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $1,144)
1,122	2.70% dated 06/30/2008		1,122
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $2)
1	1.80% dated 06/30/2008		1

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $320, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $327)

320	2.55% dated 06/30/2008		320

			3,028

Shares

	Securities Purchased with Proceeds from Security Lending — 3.2%
	Cash Collateral Reinvestment Fund:
3,358	Goldman Sachs FS Prime Obligation/Institutional Fund		3,358

	Total short-term investments (cost $6,386)		$6,386

	Total investments (cost $108,046) (C)	101.4%	$107,952
	Other assets and liabilities	(1.4)%	(1,458)

	Total net assets	100.0%	$106,494

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.98% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $108,268 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,868
Unrealized Depreciation	(7,184)

Net Unrealized Depreciation	$(316)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 55.7%
	Basic Materials — 6.8%
72	Alcoa, Inc.	$2,558
148	BHP Billiton plc	5,694
54	Cameco Corp. (G)	2,302
67	Companhia Vale do Rio Doce ADR	2,393
18	Potash Corp. of Saskatchewan, Inc.	4,023
30	Praxair, Inc.	2,855
56	Xstrata plc	4,440

		24,265

	Capital Goods — 3.3%
16	Alstom RGPT	3,649
25	Boeing Co. #	1,636
51	Gamesa Corporacion Tecnologica S.A.	2,513
31	Vestas Wind Systems A/S (D)	4,004

		11,802

	Consumer Cyclical — 2.7%
112	Arcandor AG (D)	1,308
168	Mitsui & Co., Ltd.	3,708
8	Nintendo Co., Ltd.	4,423

		9,439

	Consumer Staples — 3.5%
33	Carlsberg A/S Class B	3,205
98	Nestle S.A.	4,400
51	Reckitt Benckiser Group plc	2,596
85	Unilever N.V. CVA	2,391

		12,592

	Energy — 5.8%
19	Diamond Offshore Drilling, Inc. (G)	2,644
22	Hess Corp.	2,801
59	Nabors Industries Ltd. (D)(G)	2,909
33	Schlumberger Ltd. #	3,524
119	Seadrill Ltd.	3,623
40	Suncor Energy, Inc.	2,293
30	Ultra Petroleum Corp. (D)	2,966

		20,760

	Finance — 4.5%
10	Deutsche Boerse AG #	1,108
16	Goldman Sachs Group, Inc. #	2,711
35	Julius Baer Holding Ltd.	2,338
114	Lehman Brothers Holdings, Inc. (G)	2,262
278	Man Group plc	3,436
36	National Bank of Greece	1,602
27	Societe Generale Class A	2,367

		15,824

	Health Care — 6.9%
82	Allergan, Inc.	4,242
85	CSL Ltd.	2,921
116	Elan Corp. plc ADR (D)	4,120
57	Gilead Sciences, Inc. (D)	3,039
31	Monsanto Co. #	3,894
69	St. Jude Medical, Inc. (D)	2,809
72	Teva Pharmaceutical Industries Ltd. ADR	3,298

		24,323

	Services — 1.4%
24	FedEx Corp.	1,907
56	Focus Media Holding Ltd. ADR (D)(G)	1,555
31	Las Vegas Sands Corp. (D)(G)	1,489

		4,951

	Technology — 17.3%
96	ABB Ltd. (D)	2,728
39	America Movil S.A.B de C.V. ADR #	2,041
103	American Tower Corp. Class A (D)#	4,343
21	Apple, Inc. (D)	3,533
88	ASML Holding N.V.	2,154
124	Corning, Inc. #	2,858
38	Danaher Corp. #	2,922
157	Electronic Arts, Inc. (D)	6,989
5	Google, Inc. (D)#	2,737
47	Hewlett-Packard Co. #	2,087
400	Hon Hai Precision Industry Co., Ltd.	1,966
170	Infineon Technologies AG (D)	1,471
43	MEMC Electronic Materials, Inc. (D)	2,622
240	MetroPCS Communications, Inc. (D)	4,256
28	Millicom International Cellular S.A.	2,929
2	Nortel Networks Corp. (D)	17
227	Oracle Corp. (D)	4,775
73	Qualcomm, Inc.	3,239
30	Research In Motion Ltd. (D)	3,449
19	Siemens AG	2,154
84	Telefonica S.A.	2,221

		61,491

	Transportation — 1.7%
26	General Dynamics Corp.	2,215
86	Royal Caribbean Cruises Ltd.	1,928
70	Ryanair Holdings plc ADR (D)(G)	1,998

		6,141

	Utilities — 1.8%
465	Iberdrola Renovables (D)	3,580
38	Sunpower Corp. (D)(G)	2,699

		6,279

	Total common stock (cost $174,339)	$197,867

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 3.7%
	Finance — 3.7%
	ARMS II
$66	2.91%, 09/10/2034 (L)	$65
	Banc of America Commercial Mortgage, Inc.
660	5.35%, 09/10/2047 (L)	634
	Bank One Issuance Trust
500	2.58%, 06/15/2011 (L)	500
	Bear Stearns Commercial Mortgage Securities, Inc.
595	4.68%, 08/13/2039 #	580
450	5.61%, 11/15/2033 #	454
	Capital One Prime Automotive Receivables Trust
522	2.49%, 04/15/2011 (L)#	521

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

		Finance — (continued)
		Collegiate Funding Services Education Loan Trust I
	$242	2.81%, 09/28/2017 (L)	$242
		Commercial Mortgage Asset Trust
	661	6.64%, 01/17/2032	668
		Crusade Global Trust
	136	2.86%, 06/17/2037 (L)#	130
	41	2.86%, 01/16/2035 (L)	39
	53	2.92%, 01/17/2034 (L)	50
	93	3.00%, 09/18/2034 (L)#	91
		CS First Boston Mortgage Securities Corp.
	450	3.94%, 05/15/2038 #	417
		European Loan Conduit
GBP	72	6.09%, 11/01/2029 (I)(L)	137
		Ford Credit Automotive Owner Trust
	1,073	2.84%, 06/15/2010 (L)	1,073
		GE Commercial Loan Trust
	504	2.88%, 07/19/2015 (I)(L)#	494
	153	2.88%, 04/19/2015 (I)(L)	152
		Goldman Sachs Mortgage Securities Corp. II
	110	2.97%, 03/06/2020 (I)(L)	100
		Gracechurch Mortgage Financing plc
	405	2.72%, 08/20/2032 (I)(L)	404
		Granite Master Issuer plc
	26	2.51%, 12/20/2030 (L)	26
		Interstar Millennium Trust
	406	2.91%, 07/07/2034 (L)	401
		J.P. Morgan Chase Commercial Mortgage Security Corp.
	540	5.34%, 08/12/2037	524
		Lanark Master Issuer plc
	364	2.71%, 07/22/2032 (I)(L)	362
		MBNA Credit Card Master Note Trust
	904	2.47%, 12/15/2010 (L)#	904
		Medallion Trust
	220	2.68%, 02/27/2039 (L)	215
	94	2.77%, 05/25/2035 (L)	90
	103	2.99%, 12/21/2033 (L)	93
		Morgan Stanley Capital I
	375	5.23%, 09/15/2042 #	361
		National RMBS Trust
	281	2.65%, 03/20/2034 (L)	268
		New Century Home Equity Loan Trust
	8	2.77%, 03/25/2035 (L)	7
		Nomura Asset Securities Corp.
	34	6.59%, 03/15/2030 #	34
		Prudential Commercial Mortgage Trust
	570	4.49%, 02/11/2036 #	542
		USAA Automotive Owner Trust
	849	5.04%, 04/15/2010 (L)	854
		Volkswagen Credit Automotive Master Trust
	895	2.50%, 07/20/2010 (L)#	895
		Wachovia Bank Commercial Mortgage Trust
	523	2.63%, 07/15/2042 (L)	512
		Westpac Securitisation Trust
	211	2.87%, 03/23/2036 (L)	196

		Total asset & commercial mortgage backed securities (cost $13,151)	$13,035

CORPORATE BONDS: INVESTMENT GRADE — 29.1%
		Basic Materials — 0.6%
		Bayer AG
EUR	550	5.08%, 05/25/2009 (L)	$864
GBP	350	5.63%, 05/23/2018	632
		Vale Overseas Ltd.
	770	6.25%, 01/23/2017 #	745

			2,241

		Capital Goods — 0.2%
		United Technologies Corp.
	595	2.75%, 06/01/2009 (L)#	595
		Xerox Corp.
	215	5.50%, 05/15/2012 #	212

			807

		Consumer Cyclical — 0.8%
		DaimlerChrysler NA Holdings Corp.
	485	4.88%, 06/15/2010 #	488
		Enterprise Inns plc
GBP	340	6.50%, 12/06/2018	585
		Home Depot, Inc.
	310	2.90%, 12/16/2009 (L)	302
		Tesco plc
	820	3.00%, 09/08/2008 (M)	815
		Wal-Mart Stores, Inc.
	475	4.25%, 04/15/2013	473

			2,663

		Consumer Staples — 1.0%
		Anheuser-Busch Cos., Inc.
	170	5.50%, 01/15/2018 #	159
		Cia Brasileira de Bebidas
	130	8.75%, 09/15/2013 #	147
	300	10.50%, 12/15/2011 #	343
		Diageo Capital plc
	430	5.20%, 01/30/2013 #	430
		Kellogg Co.
	430	4.25%, 03/06/2013 #	418
	325	5.13%, 12/03/2012 #	329
		Miller Brewing Co.
	500	4.25%, 08/15/2008 (I)#	501
		PepsiCo, Inc.
	395	4.65%, 02/15/2013 #	401
		Philip Morris International, Inc.
	520	5.65%, 05/16/2018	505
	395	6.38%, 05/16/2038	385

			3,618

		Energy — 0.9%
		Anadarko Petroleum Corp.
	510	3.18%, 09/15/2009 (L)#	504
		ConocoPhillips
	470	4.40%, 05/15/2013 (G)	461
		ConocoPhillips Australia Funding Co.
	684	2.81%, 04/09/2009 (L)#	684
		EnCana Corp.
	655	5.90%, 12/01/2017 #	658
		Gaz Capital S.A.
EUR	240	5.88%, 06/01/2015	337
		Petrobras International Finance Co.
	225	5.88%, 03/01/2018 #	216

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Energy — (continued)
		XTO Energy, Inc.
	$1390	5.50%, 06/15/2018	$373

			3,233

		Finance — 9.0%
		Ace INA Holdings, Inc.
	435	5.70%, 02/15/2017 #	418
		Allied World Assurance
	260	7.50%, 08/01/2016 #	243
		Aviva plc
	400	3.15%, 06/19/2017 (L)	366
		AXA S.A.
GBP	160	7.13%, 12/15/2020	303
		Bank of America Corp.
EUR	785	4.98%, 11/20/2008 (L)#	1,232
	740	5.65%, 05/01/2018	691
		BNP Paribas Finance
	2,170	2.76%, 08/07/2008 (L)#	2,170
		Boeing Capital Corp.
	450	4.75%, 08/25/2008 #	452
		Caisse Eparg ECR
EUR	1,050	4.76%, 07/17/2008 (L)	1,653
		Caterpillar Financial Services Corp.
	820	4.25%, 02/08/2013 #	801
	325	4.85%, 12/07/2012 #	324
		Credit Suisse New York
	745	5.00%, 05/15/2013	725
		Deutsche Bank AG
	670	5.00%, 10/12/2010 #	680
		Eaton Vance Corp.
	125	6.50%, 10/02/2017 #	126
		ERAC USA Finance Co.
	425	3.15%, 04/30/2009 (I)(L)	418
		European Investment Bank
AUD	790	7.00%, 01/24/2012	745
		HCP, Inc.
	565	6.70%, 01/30/2018 #	508
		Honda Canada Finance, Inc.
CAD	530	5.68%, 09/26/2012	524
		HSBC Holding plc
	225	6.50%, 09/15/2037	205
		HSBC Holdings plc
	225	6.80%, 06/01/2038	212
		Institut Credito Oficial
AUD	850	5.50%, 03/08/2011	770
		International Lease Finance Corp.
	920	5.40%, 02/15/2012 #	826
		J.P. Morgan Chase & Co.
	740	4.75%, 05/01/2013	719
		J.P. Morgan Chase Bank
	555	6.00%, 10/01/2017 #	539
		John Deere Bank S.A.
EUR	1,005	4.95%, 09/08/2008 (L)	1,582
		Kreditanstalt fuer Wiederaufbau
	1,470	3.25%, 02/15/2011 #	1,471
AUD	1,650	7.50%, 08/26/2011	1,574
		Lehman Brothers Holdings, Inc.
EUR	250	5.15%, 03/17/2011 (L)	355
		Lloyds TSB Bank plc
EUR	800	5.25%, 07/14/2008 #	1,260
		Metlife Global Funding
GBP	250	5.25%, 01/09/2014 #	455
		Mizuho Financial Group, Inc.
	525	5.79%, 04/15/2014 (I)#	535
		National Australia Bank Ltd.
EUR	505	4.50%, 06/23/2016 (L)	745
		National Rural Utilities Cooperative Finance Corp.
	750	5.50%, 07/01/2013	759
		New York Life Global Funding
EUR	535	3.75%, 10/19/2009	817
		Nordea Bank Finland plc
EUR	225	5.85%, 03/26/2014 (L)	354
		Northern Trust Co.
GBP	350	5.38%, 03/11/2015	637
		Oesterreichische Kontrollbank AG
	1,480	2.88%, 03/15/2011 #	1,456
		Principal Life Income Funding
	290	2.84%, 11/15/2010 (L)#	286
		RSHB Capital
	290	7.13%, 01/14/2014 (I)	286
		Santander Central Hispano Issuances Ltd.
EUR	250	5.43%, 10/24/2017 (L)	376
		Southern Capital Corp.
	100	5.70%, 06/30/2022 (I)#	105
		Standard Chartered Bank
	425	6.40%, 09/26/2017 (I)#	415
		Temasek Financial I Ltd.
	1,505	4.50%, 09/21/2015 (I)#	1,435
		Unicredito Luxem Finance
	730	2.97%, 10/24/2008 (I)(L)	729
		VTB Capital (Vneshtorgbank)
	565	3.38%, 08/01/2008 (I)(L)#	564

			31,846

		Foreign Governments — 11.6%
		Australian Government
AUD	460	6.00%, 02/15/2017	428
		Canadian Government
CAD	526	4.25%, 12/01/2021	698
CAD	825	5.75%, 06/01/2033 #	1,015
		Denmark (Kingdom of)
DKK	3,676	6.00%, 11/15/2009	786
		Deutschland Bundesrepublic
EUR	210	3.50%, 01/04/2016	307
EUR	6,995	3.75%, 01/04/2017	10,339
EUR	4,825	5.00%, 01/04/2012	7,665
EUR	765	5.25%, 07/04/2010	1,218
		French Government
EUR	530	3.15%, 07/25/2032	968
EUR	2,655	3.50%, 07/12/2011	4,034
EUR	1,605	4.00%, 04/25/2013 #	2,441
EUR	250	4.25%, 04/25/2019	374
EUR	685	5.00%, 10/25/2016 #	1,094
		Government of Singapore
SGD	2,995	3.63%, 07/01/2014	2,286
		Hellenic Republic
EUR	2,335	4.10%, 08/20/2012	3,530
		Japanese Government
JPY	178,700	1.40%, 09/20/2011	1,707
		Poland Government
PLN	580	6.25%, 10/24/2015	265
		South Africa (Republic of)
ZAR	2,750	8.25%, 09/15/2017	300
		Swedish Government
SEK	2,545	4.50%, 08/12/2015	420

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Foreign Governments — (continued)
		United Mexican States
	$1,000	3.41%, 01/13/2009 (L)#	$1,001
	132	5.63%, 01/15/2017 #	133

			41,009

		Health Care — 1.3%
		Amgen, Inc.
	695	2.73%, 11/28/2008 (L)#	693
		AstraZeneca plc
	710	5.40%, 09/15/2012 #	726
		CVS Caremark Corp.
	375	2.98%, 06/01/2010 (L)#	366
	865	5.75%, 06/01/2017 #	851
		Glaxosmithkline Capital, Inc.
	520	5.65%, 05/15/2018	518
	515	6.38%, 05/15/2038	511
		Schering-Plough Corp.
EUR	700	5.38%, 10/01/2014	1,014

			4,679

		Services — 0.5%
		Comcast Corp.
	800	3.01%, 07/14/2009 (L)#	794
	530	5.45%, 11/15/2010 (G)#	539
		COX Communications, Inc.
	440	4.63%, 06/01/2013 #	416

			1,749

		Technology — 1.9%
		AT&T, Inc.
	740	5.50%, 02/01/2018 #	717
		Cingular Wireless Services, Inc.
	475	7.88%, 03/01/2011 #	506
		France Telecom S.A.
EUR	510	4.75%, 02/21/2017	735
		General Electric Co.
	630	5.00%, 02/01/2013 #	635
		IBM Corp.
	230	5.70%, 09/14/2017 #	233
		OTE plc
EUR	390	5.38%, 02/14/2011	602
		Siemens Finance
	1,330	2.73%, 08/14/2009 (I)(L)#	1,330
		Telecom Italia Finance S.A.
EUR	225	6.58%, 07/30/2009 #	357
		Time Warner Cable, Inc.
	935	5.85%, 05/01/2017 #	888
		Verizon Communications, Inc.
	240	4.35%, 02/15/2013 #	231
		Verizon New England, Inc.
	375	6.50%, 09/15/2011 #	385

			6,619

		Transportation — 0.2%
		Burlington Northern Santa Fe Corp.
	525	5.75%, 03/15/2018 #	513
		CSX Corp.
	355	5.75%, 03/15/2013 (G)#	348

			861

		Utilities — 1.1%
		CenterPoint Energy Resources Corp.
	205	6.00%, 05/15/2018	196
		E.On International Finance
	530	5.80%, 04/30/2018 (I)	520
	530	6.65%, 04/30/2038 (I)	528
		EDP Finance B.V.
	845	5.38%, 11/02/2012 (I)#	842
		Enel Finance International
	855	5.70%, 01/15/2013 (I)#	865
		MidAmerican Energy Co.
	340	5.30%, 03/15/2018 #	331
		NSTAR
	300	8.00%, 02/15/2010 #	318
		Virginia Electric & Power Co.
	185	5.95%, 09/15/2017 #	186

			3,786

		Total corporate bonds: investment grade (cost $100,190)	$103,111

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.1%
		Consumer Cyclical — 0.1%
		D.R. Horton, Inc.
	$295	8.00%, 02/01/2009 #	$294

		Total corporate bonds: non-investment grade (cost $299)	$294

U.S. GOVERNMENT AGENCIES — 7.0%
		Federal Home Loan Mortgage Corporation — 1.8%
		Mortgage Backed Securities:
	$290	5.50%, 2019 — 2020 #	$295
	4,201	5.50%, 2038 (Q)	4,138
	309	6.04%, 2029 (L)#	314

			4,747

		Remic — Pac’s:
	1,714	2.82%, 2036 (L)#	1,682

			6,429

		Federal National Mortgage Association — 4.7%
		Mortgage Backed Securities:
	949	4.78%, 2014 (L)#	936
	1,521	4.97%, 2013 (L)#	1,512
	1,408	5.00%, 2019 — 2036	1,371
	2,750	5.00%, 2019 — 2035 #	2,714
	1,055	5.00%, 2038 (Q)	1,011
	1,974	5.50%, 2034 — 2036	1,950
	2,594	5.50%, 2034 — 2036 #	2,561
	1,000	5.50%, 2037 (Q)	986
	80	6.50%, 2013	83
	1,632	6.50%, 2036 #	1,683
	6	7.00%, 2029	7

			14,814

		Notes:
	1,430	3.25%, 2013 (G)	1,376
		Remic — Pac’s:
	368	2.88%, 2036 (L)	361

			16,551

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Government National Mortgage Association — 0.5%
	Mortgage Backed Securities:
$1,149	5.00%, 2035 #		$1,116
363	6.00%, 2028 — 2035 #		369
55	6.50%, 2028 #		57
42	8.00%, 2029 — 2030 #		45

			1,587

	Remic — Pac’s:
355	7.50%, 2035		381

			1,968

	Total U.S. government agencies (cost $24,933)		$24,948

U.S. GOVERNMENT SECURITIES — 1.5%
	U.S. Treasury Securities — 1.5%
	U.S. Treasury Bonds:
$250	3.63%, 2028 (O)		$414
570	4.50%, 2036		566

			980

	U.S. Treasury Notes:
1,680	4.13%, 2012 (S)		1,739
240	4.63%, 2016 (G)#		253
260	4.75%, 2017		275
2,165	4.88%, 2009 — 2011 (S)		2,253

			4,520

	Total U.S. government securities (cost $5,403)		$5,500

	Total long-term investments (cost $318,315)		$344,755

SHORT-TERM INVESTMENTS — 9.0%
	Finance — 0.4%
	Lloyds TSB Group plc
$740	2.61%, 08/20/2008		$740
	Unicredito Italiano plc
620	2.92%, 08/19/2008		620

			1,360

	Repurchase Agreements — 3.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,069, collateralized by FNMA 5.50%, 2038, value of $3,130)
3,069	2.50% dated 06/30/2008		3,069

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,315, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $3,381)

3,314	2.40% dated 06/30/2008		3,314
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $558, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $569)
558	2.70% dated 06/30/2008		558
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,914, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $5,012)
4,914	2.70% dated 06/30/2008		4,914
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $7, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $7)
7	1.80% dated 06/30/2008		7

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,403, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $1,431)

1,403	2.55% dated 06/30/2008		1,403

			13,265

Shares

	Securities Purchased with Proceeds from Security Lending — 4.9%
	Cash Collateral Reinvestment Fund:
17,355	Goldman Sachs FS Prime Obligation/Institutional Fund		17,355

	Total short-term investments (cost $31,980)		$31,980

	Total investments (cost $350,295) (C)	106.1%	$376,735
	Other assets and liabilities	(6.1)%	(21,794)

	Total net assets	100.0%	$354,941

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 50.64% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $350,506 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$41,444
Unrealized Depreciation	(15,215)

Net Unrealized Appreciation	$26,229

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $10,722, which represents 3.02% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2008 was $6,101.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
CAD	— Canadian Dollar
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
PLN	— Polish New Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	20	Long	Sep 2008	$19
5 Year U.S. Treasury Note	43	Short	Sep 2008	(26)
10 Year U.S. Treasury Note	69	Short	Sep 2008	(48)
90 Day Euro Futures	37	Short	Sep 2008	(22)
AUST 3 Year Bond Future	39	Short	Sep 2008	(22)
AUST 10 Year Bond Future	79	Long	Sep 2008	138
Canadian 10 Year Bond Future	90	Short	Sep 2008	(27)
DJ Euro STOXX 50 Future	32	Short	Sep 2008	106
Euro Bond Future	40	Long	Sep 2008	8
Euro Bond Future	13	Short	Sep 2008	3
Euro BUXL 30 Year Bond Future	8	Long	Sep 2008	(16)
Euro-Schatz Future	91	Long	Sep 2008	(51)
FTSE 100 IDX Future	12	Short	Sep 2008	67
Japan 10Y Bond Futures Contract	4	Short	Sep 2008	(66)
Long Gilt Future	49	Long	Sep 2008	—
S&P 500 Mini Futures	86	Short	Sep 2008	309
S&P/TSE 60 Index Future	7	Short	Sep 2008	40
Topix Index Future	11	Short	Sep 2008	68
U.S. Long Bond	39	Short	Sep 2008	(15)

				$465

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$225	$226	07/02/08	$(1)
Australian Dollar (Buy)	30	30	07/03/08	—
Australian Dollar (Buy)	1,287	1,279	09/17/08	8
Australian Dollar (Sell)	199	199	09/17/08	—
Australian Dollar (Sell)	4,675	4,648	09/17/08	(27)
British Pound (Buy)	417	417	07/02/08	—
British Pound (Buy)	95	95	07/03/08	—
British Pound (Buy)	2,110	2,077	09/17/08	33
British Pound (Sell)	483	483	09/17/08	—
British Pound (Sell)	5,081	4,995	09/17/08	(86)
British Pound (Sell)	1,391	1,362	09/19/08	(29)
Canadian Dollar (Buy)	1,451	1,448	09/17/08	3
Canadian Dollar (Buy)	1,222	1,234	09/17/08	(12)
Canadian Dollar (Sell)	7,196	7,233	09/17/08	37
Canadian Dollar (Sell)	1,223	1,225	09/18/08	2
Chilean Peso (Buy)	281	299	07/18/08	(18)
Chinese Renminbi (Buy)	308	303	09/17/08	5
Czech Koruna (Buy)	313	297	09/17/08	16
Czech Koruna (Buy)	191	191	09/17/08	—
Czech Koruna (Sell)	175	170	09/17/08	(5)
Danish Krone (Buy)	298	298	07/01/08	—
Danish Krone (Sell)	893	892	09/17/08	(1)
Euro (Sell)	371	372	07/01/08	1
Euro (Sell)	520	520	07/02/08	—
Euro (Buy)	9,368	9,248	09/17/08	120
Euro (Buy)	539	539	09/17/08	—
Euro (Sell)	737	737	09/17/08	—
Euro (Sell)	54,081	53,070	09/17/08	(1,011)
Euro (Sell)	1,781	1,754	09/19/08	(27)
Hungarian Forint (Buy)	1,070	1,037	09/17/08	33
Hungarian Forint (Buy)	157	157	09/17/08	—
Hungarian Forint (Sell)	1,293	1,210	09/17/08	(83)
Indian Rupee (Buy)	1,234	1,233	07/18/08	1
Indian Rupee (Buy)	168	169	07/18/08	(1)
Indian Rupee (Sell)	140	141	07/18/08	1
Israeli New Shekel (Buy)	119	120	09/17/08	(1)
Israeli New Shekel (Sell)	119	119	09/17/08	—
Japanese Yen (Buy)	4	4	07/03/08	—
Japanese Yen (Sell)	32	32	07/03/08	—
Japanese Yen (Buy)	1,167	1,148	09/11/08	19
Japanese Yen (Sell)	2,677	2,654	09/11/08	(23)
Japanese Yen (Buy)	1,567	1,552	09/17/08	15
Japanese Yen (Buy)	1,855	1,871	09/17/08	(16)
Japanese Yen (Sell)	2,846	2,867	09/17/08	21
Japanese Yen (Sell)	3,252	3,221	09/17/08	(31)
Malaysian Ringgit (Buy)	1,221	1,219	09/17/08	2
Malaysian Ringgit (Buy)	1,625	1,636	09/17/08	(11)
Malaysian Ringgit (Sell)	193	193	09/17/08	—
Malaysian Ringgit (Sell)	898	897	09/17/08	(1)
Mexican New Peso (Sell)	286	286	09/17/08	—
Mexican Peso (Buy)	515	514	09/17/08	1
New Romanian Leu (Buy)	823	810	09/17/08	13
New Romanian Leu (Sell)	1,878	1,836	09/17/08	(42)
New Zealand Dollar (Buy)	1,146	1,138	09/17/08	8
New Zealand Dollar (Buy)	350	351	09/17/08	(1)
New Zealand Dollar (Sell)	1,474	1,493	09/17/08	19
New Zealand Dollar (Sell)	1,387	1,375	09/17/08	(12)
Norwegian Krone (Buy)	2,321	2,290	09/17/08	31
Norwegian Krone (Buy)	666	668	09/17/08	(2)
Norwegian Krone (Sell)	368	370	09/17/08	2

The accompanying notes are an integral part of these financial statements.

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Norwegian Krone (Sell)	$1,064	$1,053	09/17/08	$(11)
Polish Zloty (Buy)	599	582	09/17/08	17
Polish Zloty (Sell)	895	882	09/17/08	(13)
Republic of Korea Won (Buy)	138	139	09/17/08	(1)
Republic of Korea Won (Sell)	545	543	09/17/08	(2)
Russian Ruble (Buy)	535	527	09/17/08	8
Russian Ruble (Sell)	203	203	09/17/08	—
Saudi Arabian Riyal (Buy)	198	198	06/04/09	—
Singapore Dollar (Buy)	1,095	1,085	09/17/08	10
Singapore Dollar (Buy)	546	546	09/17/08	—
Singapore Dollar (Sell)	2,890	2,860	09/17/08	(30)
South African Rand (Buy)	743	726	09/17/08	17
South African Rand (Buy)	91	91	09/17/08	—
South African Rand (Sell)	1,388	1,367	09/17/08	(21)
Swedish Krona (Buy)	878	869	09/17/08	9
Swedish Krona (Sell)	1,087	1,081	09/17/08	(6)
Swiss Franc (Sell)	266	265	07/01/08	(1)
Swiss Franc (Buy)	8,129	8,045	09/17/08	84
Swiss Franc (Buy)	1,049	1,050	09/17/08	(1)
Swiss Franc (Sell)	8,007	7,844	09/17/08	(163)
Taiwanese Dollar (Buy)	1,202	1,205	07/18/08	(3)
Taiwanese Dollar (Sell)	886	885	07/18/08	(1)
Taiwanese Dollar (Buy)	1,249	1,222	12/17/08	27
Taiwanese Dollar (Sell)	954	964	12/17/08	10
Taiwanese Dollar (Sell)	294	293	12/17/08	(1)
United Arab Emirates
Dirham (Buy)	199	200	06/04/09	(1)

				$(1,123)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets
Australia	1.6%

Austria	0.4

Brazil	0.8

Canada	4.2

China	0.4

Denmark	2.2

Finland	0.1

France	5.6

Germany	8.7

Greece	1.4

Ireland	1.7

Israel	0.9

Japan	2.8

Luxembourg	1.7

Mexico	0.9

Netherlands	2.2

Norway	1.0

Poland	0.1

Singapore	1.1

South Africa	0.1

Spain	2.6

Sweden	0.1

Switzerland	2.7

Taiwan	0.6

United Kingdom	6.3

United States	46.9

Short-Term Investments	9.0

Other Assets and Liabilities	(6.1)

Total	100.0%

Forward Bonds Outstanding at June 30, 2008

						Unrealized
		Market	Contract	Delivery	Maturity	Appreciation/
Description	Transaction	Value	Amount	Date	Date	(Depreciation)

Canadian Government, 4.00%	Buy	$1,023	$1,034	07/15/08	06/01/16	$(11)
Canadian Government, 5.00%	Sell	1,353	1,337	07/15/08	06/01/37	(16)
Canadian Government, 5.75%	Sell	3,703	3,680	07/15/08	06/01/33	(23)
Deutschland Bundesrepublic, 4.00%	Buy	9,129	9,328	07/28/08	01/04/37	(199)
Deutschland Bundesrepublic, 5.50%	Buy	387	386	08/25/08	01/04/31	1
French Treasury Note, 3.50%	Buy	5,987	5,899	08/28/08	07/12/11	88
Japan Bond Forward, 0.80%	Buy	2,032	1,961	07/03/08	12/10/15	71
Japan Bond Forward, 1.10%	Buy	1	1	07/03/08	12/10/16	—
Japanese Government CPI Linked, 1.00%	Buy	2,348	2,266	07/10/08	06/10/16	82
Japanese Government, 1.20%	Buy	3,167	3,216	07/14/08	09/20/11	(49)
Japanese Government, 1.40%	Buy	1,618	1,577	07/10/08	06/10/18	41
Japanese Government, 1.40%	Buy	7,176	7,234	07/14/08	06/22/09	(58)
Japanese Government, 1.50%	Buy	11,800	11,789	07/14/08	06/20/13	11
Japanese Government, 1.50%	Sell	1,969	1,974	08/11/08	12/20/15	5
Japanese Government, 1.80%	Buy	4,654	4,676	07/14/08	06/20/17	(22)
Japanese Government, 2.10%	Buy	2,334	2,379	07/14/08	12/20/27	(45)
U.S. Treasury, 2.13%	Buy	5,074	5,074	08/15/08	01/31/10	—
U.S. Treasury, 4.38%	Sell	15,193	15,260	08/15/08	08/15/12	67
U.S. Treasury, 4.50%	Sell	164	162	08/15/08	02/15/36	(2)
U.S. Treasury, 5.00%	Sell	763	757	08/15/08	05/15/37	(6)
U.S. Treasury, 5.38%	Buy	1,572	1,563	08/15/08	02/15/31	9
UK Gilt Forward, 4.25%	Buy	2,003	2,009	07/15/08	03/07/36	(6)
UK Treasury Gilt, 4.75%	Buy	1,925	1,872	07/15/08	06/07/10	53
United Kingdom Treasury, 5.00%	Buy	1,237	1,223	08/18/08	03/07/12	14

						$5

The accompanying notes are an integral part of these financial statements.

Hartford Global Communications HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 90.6%
	Argentina — 0.8%
13	Telecom de Argentina ADR (D)	$180

	Brazil — 6.4%
33	Brasil Telecom S.A. ADR	1,042
18	Tele Norte Leste Participacoes S.A. ADR	436

		1,478

	Canada — 0.9%
5	Telus Corp.	206

	Egypt — 4.3%
7	Mobinil-Egyptian Mobile Service	221
12	Orascom Telecom Holding SAE GDR	762

		983

	France — 3.4%
26	France Telecom S.A.	777

	Germany — 3.1%
43	Deutsche Telekom AG	707

	Indonesia — 2.3%
16	P.T. Telekomunikasi Indonesia ADR (G)	526

	Israel — 4.6%
8	Cellcom Israel Ltd.	288
33	Partner Communications Co., Ltd. ADR (G)	771

		1,059

	Italy — 3.3%
471	Telecom Italia S.p.A.	760

	Luxembourg — 6.7%
15	Millicom International Cellular S.A.	1,532

	Mexico — 1.5%
7	America Movil S.A.B de C.V. ADR	348

	Norway — 8.0%
99	Telenor ASA	1,851

	Russia — 11.8%
24	AFK Sistema GDR	724
11	Mobile Telesystems OJSC ADR	827
39	Vimpel-Communications ADR	1,164

		2,715

	South Africa — 4.4%
64	MTN Group Ltd.	1,008

	Spain — 8.6%
25	Telefonica S.A. ADR	1,990

	Turkey — 3.2%
50	Turkcell Iletisim Hizmetleri A.S. ADR	727

	United Kingdom — 1.6%
107	Thus Group plc (D)	378

	United States — 15.7%
11	American Tower Corp. Class A (D)	473
5	Atlantic Tele-Network, Inc.	135
10	Equinix, Inc. (D)(G)	884
34	NII Holdings, Inc. Class B (D)	1,614
32	TW Telecom, Inc. (D)	518

		3,624

	Total common stock (cost $18,692)	$20,849

WARRANTS — 2.4%
	India — 2.4%
34	Citigroup Global Certificate — Bharti Televentures (H)	$563

	Total warrants (cost $256)	$563

PREFERRED STOCK — 5.6%
	Brazil — 5.6%
9	Telecomunicacoes de Sao Paulo S.A. (G)	$239
19	Telemar Norte Leste S.A.	1,041

	Total preferred stock (cost $678)	$1,280

	Total long-term investments (cost $19,626)	$22,692

Principal
Amount

SHORT-TERM INVESTMENTS — 7.7%
	Repurchase Agreements — 1.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $59, collateralized by FNMA 5.50%, 2038, value of $60)
$59	2.50% dated 06/30/2008	$59

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $63, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $65)

63	2.40% dated 06/30/2008	63
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $11, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $11)
11	2.70% dated 06/30/2008	11
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $94, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $96)
94	2.70% dated 06/30/2008	94
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $—, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $—)
—	1.80% dated 06/30/2008	—

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $27, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $27)

$27	2.55% dated 06/30/2008		$27

			254

Shares

	Securities Purchased with Proceeds from Security Lending — 6.6%
	Cash Collateral Reinvestment Fund:
1,527	Goldman Sachs FS Prime Obligation/Institutional Fund		1,527

	Total short-term investments (cost $1,781)		$1,781

	Total investments (cost $21,407) (C)	106.3%	$24,473
	Other assets and liabilities	(6.3)%	(1,448)

	Total net assets	100.0%	$23,025

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 82.81% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $21,811 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,484
Unrealized Depreciation	(1,822)

Net Unrealized Appreciation	$2,662

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
08/2005– 04/2006	34	Citigroup Global Certificate — Bharti Televentures - 144A	$256

The aggregate value of these securities at June 30, 2008 was $563 which represents 2.45% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets
Internet Providers & Web Search Portal	5.5%

Other Telecommunications	29.8

Telecommunication Resellers	8.7

Wired Telecommunications Carriers	9.5

Wireless Communications Services	12.0

Wireless Telecommunications Carriers	33.1

Short-Term Investments	7.7

Other Assets and Liabilities	(6.3)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.4%
	Argentina — 0.0%
—	Telecom de Argentina ADR (D)	$4

	Australia — 1.4%
1	BHP Billiton Ltd. ADR	58
5	Cockatoo Ridge Wines	—
—	Incitec Pivot Ltd.	3
20	Oxiana, Ltd. (D)	51
1	Rio Tinto Ltd.	147
—	Westfield Group	4
—	Woodside Petroleum Ltd.	27

		290

	Austria — 0.7%
2	OMV AG	148

	Belgium — 0.6%
—	Groupe Bruxelles Lambert S.A.	19
2	UCB S.A.	69
1	Umicore	41

		129

	Brazil — 3.4%
—	Amil Participacoes S.A.	4
3	Banco Itau Holding Financeira S.A.	56
5	Bolsa De Mercadorias e Futuros	41
—	Brasil Brokers Participacoes (D)	39
1	Brasil Telecom S.A. ADR	30
1	Companhai Braasileira de Distribuicao Grupo Pao de Acucar ADR	26
1	Companhia Energetica de Minas Gerais ADR	14
11	Companhia Vale do Rio Doce ADR	405
1	Dufry South America Ltd.	15
—	Fertilizantes Fosfatados	11
2	Marisa S.A.	6
1	Petroleo Brasileiro S.A. ADR	50
—	Profarma Distribuidora	3
—	SLC Agricola S.A.	3
—	Tele Norte Leste Participacoes S.A. ADR	10

		713

	Canada — 7.7%
2	Agrium, Inc.	183
1	Agrium, Inc. ADR	143
3	Bank of Montreal	125
1	Bank of Nova Scotia	64
—	Brookfield Asset Management, Inc.	7
2	Cameco Corp.	70
1	Canadian Imperial Bank of Commerce	28
2	Canadian Natural Resources Ltd. ADR	217
1	Canadian Oil SandsTrust	33
1	Canadian Western Bank	19
—	EnCana Corp.	36
3	First National Financial, Inc.	35
2	Husky Energy, Inc.	113
—	MDC Partners, Inc. (D)	3
—	Petro-Canada	22
—	Potash Corp. of Saskatchewan, Inc.	93
—	Potash Corp. of Saskatchewan, Inc. ADR	91
1	Research In Motion Ltd. (D)	78
1	Suncor Energy, Inc.	35
1	Sunopta, Inc. (D)	4
1	Talisman Energy, Inc.	18
3	Talisman Energy, Inc. ADR	75
—	Telus Corp.	4
1	The Toronto-Dominion Bank	50
1	The Toronto-Dominion Bank ADR	54

		1,600

	Chile — 0.0%
—	Sociedad Quimica Y Minera de Chile S.A.	3

	China — 1.0%
—	Airmedia Group, Inc. (D)	4
179	Bank of China Ltd.	80
2	Central China RE (D)	1
28	China Dongxiang Group Co.	11
2	Focus Media Holding Ltd. ADR (D)	45
18	Golden Eagle Retail Group Ltd.	18
1	Parkson Retail Group Ltd.	11
18	People’s Food Holdings	14
2	Sino-Ocean Land Holdings Ltd.	1
12	Tingyi Holding Corp.	14
35	Yantai North Andre	3

		202

	Denmark — 0.0%
—	H. Lundbeck A/S	9

	Egypt — 0.3%
—	Mobinil-Egyptian Mobile Service	5
1	Orascom Telecom Holding SAE GDR	65

		70

	France — 4.5%
—	Accor S.A.	5
—	Alstom RGPT	17
3	Axa S.A.	85
—	BNP Paribas	41
1	Bouygues S.A.	60
—	Carrefour S.A.	25
1	Compagnie Generale de Geophysique-Veritas (D)	24
—	Electricite de France	11
1	France Telecom S.A.	20
—	Gaz de France	13
—	Ipsen	19
1	Michelin (C.G.D.E.) Class B	40
—	Pernod-Ricard	23
1	Peugeot S.A.	65
4	Rhodia S.A.	73
2	Safran S.A.	30
1	Sanofi-Aventis S.A.	44
2	Sanofi-Aventis S.A. ADR	60
1	Societe Generale Class A	90
1	Suez S.A.	44
1	Total S.A. ADR	59
—	Unibail	66
—	Vivendi S.A.	14

		928

	Germany — 4.1%
—	Adidas-Salomon AG	16
—	Beiersdorf AG	32
1	Commerzbank AG	43

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Germany — (continued)
1	Deutsche Boerse AG	$85
1	Deutsche Postbank AG	65
1	Deutsche Telekom AG	12
1	E.On AG	280
1	Fresenius Medical Care AG ADR	27
1	Hochtief AG	55
2	Infineon Technologies AG (D)	14
—	K + S AG	3
—	Metro AG	6
—	Muenchener Rueckversicherungs-Gesellschaft AG	50
—	Patrizia Immobilien AG	1
1	Siemens AG	166

		855

	Greece — 0.2%
1	Piraeus Bank S.A.	35
—	Public Power Corp.	6

		41

	Hong Kong — 0.7%
1	ASM Pacific Technology	11
66	China Foods Ltd.	30
1	China Mobile Ltd.	12
22	China Overseas Land & Investment Ltd.	35
1	China Resources Land Ltd.	1
7	China Resources Power Holdings Co., Ltd.	16
1	Kerry Properties Ltd.	3
15	Peace Mark Holdings Ltd.	10
6	Shangri-La Asia Ltd.	14
8	Shenzhen International Holdings	1

		133

	India — 0.4%
—	HDFC Bank Ltd. ADR	29
1	Reliance Industries GDR (I)	56

		85

	Indonesia — 0.2%
1	P.T. Telekomunikasi Indonesia ADR	36

	Ireland — 0.4%
3	Elan Corp. plc ADR (D)	90

	Israel — 0.4%
—	Cellcom Israel Ltd.	7
—	Israel Chemicals Ltd.	3
1	Partner Communications Co., Ltd. ADR	19
1	Teva Pharmaceutical Industries Ltd. ADR	45

		74

	Italy — 0.9%
6	Banco Popolare Scarl	105
4	Enel S.p.A.	35
—	Eni S.p.A.	30
8	Telecom Italia S.p.A.	14

		184

	Japan — 6.0%
—	Aoyama Trading Co., Ltd.	7
3	Astellas Pharma, Inc.	111
1	Canon, Inc.	31
3	Daiichi Sankyo Co., Ltd.	77
4	Eisai Co., Ltd.	145
—	Fast Retailing Co., Ltd.	9
6	Hino Motors Ltd.	37
4	Honda Motor Co., Ltd.	147
—	Iino Kaiun Kaisha Ltd.	2
—	Japan Airport Terminal	2
—	Japan Petroleum Exploration Co., Ltd.	17
—	Japan Tobacco, Inc.	363
1	Komatsu Ltd.	28
1	Konica Minolta Holdings, Inc.	17
4	Mitsubishi Estate Co., Ltd.	92
3	Mitsui & Co., Ltd.	66
—	NTT Urban Development Corp.	1
—	Ryohin Keikaku Co., Ltd.	3
3	Shionogi & Co., Ltd.	59
—	Sky Perfect JSAT Holdings, Inc.	4
5	Tokyo Gas Co., Ltd.	21
1	Tokyu Corp.	5
—	Yaskawa Electric Corp.	3

		1,247

	Luxembourg — 0.2%
—	Gagfah S.A.	2
—	Millicom International Cellular S.A.	43

		45

	Malaysia — 0.4%
61	AMMB Holdings Berhad	60
39	YTL Power International Bhd	22

		82

	Mauritius — 0.0%
4	Golden Agri Res Ltd	3

	Mexico — 0.1%
—	America Movil S.A.B. de C.V. ADR	9
3	Wal-Mart de Mexico	11

		20

	Netherlands — 2.0%
4	Aegon N.V.	57
1	ASML Holding N.V.	22
3	ING Groep N.V.	90
—	Spazio Investment N.V.	1
9	Unilever N.V. CVA	253

		423

	Norway — 1.0%
4	DNB Nor ASA	51
2	Seadrill Ltd.	49
2	Sparebanken Midt-Norge	18
1	StatoilHydro ASA ADR	31
3	Telenor ASA	61

		210

	Philippines — 0.0%
46	PNOC Energy Development	5

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Russia — 2.8%
1	AFK Sistema GDR	$19
1	Lukoil ADR	118
1	Mobile Telesystems OJSC ADR	108
4	OAO Gazprom ADR	206
1	Severstal GDR (K)	37
1	Uralkali (K)	60
1	Vimpel-Communications ADR	34

		582

	Singapore — 0.9%
21	Banyan Tree Holdings Ltd.	21
1	Capitaland Ltd.	4
11	DBS Group Holdings Ltd.	153

		178

	South Africa — 0.3%
3	African Bank Investments Ltd.	10
4	MTN Group Ltd.	60

		70

	Spain — 0.8%
2	Banco Bilbao Vizcaya Argentaria S.A.	47
1	Laboratorios Almiral S.A.	11
1	Repsol-YPF S.A. ADR	25
1	Telefonica S.A.	19
1	Telefonica S.A. ADR	56

		158

	Sweden — 1.0%
1	Atlas Copco Ab	11
—	Hennes & Mauritz Ab	7
—	Modern Times Group	4
8	Swedish Match Ab	158
1	Volvo Ab	16

		196

	Switzerland — 3.4%
—	Dufry Group	23
—	Holcim Ltd.	25
2	Julius Baer Holding Ltd.	150
6	Nestle S.A.	289
—	Orascom Development Holding AG (D)	24
1	Paris RE Holdings Ltd. (D)	20
—	Swiss Life Holding	70
—	Syngenta AG	40
—	Synthes, Inc.	24
—	Temenos Group AG (D)	13
2	UBS AG (D)	33

		711

	Taiwan — 0.6%
3	Hon Hai Precision Industry Co., Ltd.	15
9	Hon Hai Precision Industry Co., Ltd. (K)	88
5	Taiwan Semiconductor Manufacturing Co., Ltd. (D)	10

		113

	Turkey — 0.3%
4	Turkcell Iletisim Hizmetleri ADR	65

	United Kingdom — 4.8%
21	Aberdeen Asset Management plc	56
1	Admiral Group plc	17
1	AstraZeneca plc	39
2	AstraZeneca plc ADR	99
2	BG Group plc	59
1	BHP Billiton plc	26
1	BP plc ADR	36
1	British Land Co. plc	11
—	Brixton plc	1
1	Burberry Group plc	11
2	Cadbury plc	22
1	Dail Mail & General Trust Class A	5
1	Dawnay Day Sirius	1
1	Dawnay Day Treveria plc	1
—	Derwent London plc	2
3	easyJet plc (D)	18
1	Eurasian Natural Resources Corp. (D)	30
—	Eurocastle Investment Ltd.	2
—	Great Portland Est	1
—	Hammerson plc	7
4	Moneysupermarket.com	8
2	National Grid plc	26
29	Old Mutual plc	53
6	Premier Foods plc	12
1	Reckitt Benckiser Group plc	46
1	Reed Elsevier plc	12
7	Rexam plc	52
9	Rolls-Royce Group plc	64
1	Royal Dutch Shell plc	65
—	Songbird Estates plc (D)	1
3	Standard Chartered plc	82
3	Thus Group plc (D)	9
2	Vedanta Resources plc	84
—	Xstrata plc	28

		986

	United States — 43.9%
4	Abbott Laboratories	191
2	Accenture Ltd. Class A	66
2	ACE Ltd.	91
—	Advance Automotive Parts, Inc.	9
1	Aetna, Inc.	29
—	Alleghany Corp. (D)	34
2	American Apparel, Inc. (D)	10
—	American Eagle Outfitters, Inc.	7
1	American Electric Power Co., Inc.	31
—	American Tower Corp. Class A (D)	12
—	AMETEK, Inc.	12
—	Amgen, Inc. (D)	20
1	Amylin Pharmaceuticals, Inc. (D)	31
—	Anheuser-Busch Cos., Inc.	3
1	Applied Materials, Inc.	23
—	Arbitron, Inc.	7
—	Assurant, Inc.	19
—	Atheros Communications, Inc. (D)	14
—	Atlantic Tele-Network, Inc.	3
—	Autodesk, Inc. (D)	11
2	Automatic Data Processing, Inc.	83
2	Aventine Renewable Energy Holdings, Inc. (D)	10
1	Avnet, Inc. (D)	23
1	Avon Products, Inc.	18

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	United States — (continued)
1	Baker Hughes, Inc.	$105
2	Bank of America Corp.	57
1	Barr Pharmaceuticals, Inc. (D)	62
1	Beckman Coulter, Inc.	34
—	Becton, Dickinson & Co.	28
—	Best Buy Co., Inc.	6
—	BMC Software, Inc. (D)	17
—	Boeing Co.	13
—	Boston Properties, Inc.	9
2	Bristol-Myers Squibb Co.	48
1	Broadcom Corp. Class A (D)	36
—	Brookdale Senior Living, Inc.	2
2	C.H. Robinson Worldwide, Inc.	126
—	Cabot Oil & Gas Corp.	25
2	Capital One Financial Corp.	68
—	Carlisle Cos., Inc.	4
—	CenterPoint Energy, Inc.	5
—	Central European Media Enterprises Ltd. (D)	15
1	Cephalon, Inc. (D)	48
—	CF Industries Holdings, Inc.	3
2	Charter Communications, Inc. Class A (D)	2
1	Chevron Corp.	63
1	Church & Dwight Co., Inc.	31
—	Ciena Corp. (D)	9
10	Citizens Republic Bancorp, Inc.	27
1	Coca-Cola Co.	43
—	Collective Brands, Inc. (D)	4
1	CommScope, Inc. (D)	62
—	comScore, Inc. (D)	7
3	Comverse Technology, Inc. (D)	57
1	ConocoPhillips Holding Co.	67
—	Consol Energy, Inc.	45
5	Corning, Inc.	120
1	Costco Wholesale Corp.	49
6	Covenant Transport (D)	19
2	Coventry Health Care, Inc. (D)	52
1	Covidien Ltd.	30
—	CTC Media, Inc. (D)	8
—	Cubic Corp.	10
2	Danaher Corp.	189
—	Darden Restaurants, Inc.	10
—	Devon Energy Corp.	24
—	DirecTV Group, Inc. (D)	9
5	Discover Financial Services	69
—	DISH Network Corp. (D)	2
—	Dominion Resources, Inc.	15
—	DPL, Inc.	6
—	DreamWorks Animation SKG, Inc. (D)	11
1	DST Systems, Inc. (D)	35
—	E.W. Scripps Co.	2
—	Eclipsys Corp. (D)	9
—	El Paso Corp.	10
3	Electronic Arts, Inc. (D)	149
2	Eli Lilly & Co.	112
—	Entergy Corp.	3
—	EOG Resources, Inc.	52
—	Equinix, Inc. (D)	40
1	Equitable Resources, Inc.	38
—	Equity Residential Properties Trust	6
—	Everest Re Group Ltd.	22
3	Exelon Corp.	233
1	Exxon Mobil Corp.	80
1	Fairchild Semiconductor International, Inc. (D)	12
2	FedEx Corp.	123
—	FirstEnergy Corp.	17
1	FMC Corp.	65
15	Ford Motor Co. (D)	72
—	Forest City Enterprises, Inc. Class A	3
1	Forest Laboratories, Inc. (D)	51
2	Forward Air Corp.	62
—	Fossil, Inc. (D)	9
1	FPL Group, Inc.	68
—	Freeport-McMoRan Copper & Gold, Inc.	41
5	Gap, Inc.	86
1	Genentech, Inc. (D)	40
—	General Growth Properties, Inc.	5
1	Gilead Sciences, Inc. (D)	57
—	Goldman Sachs Group, Inc.	52
—	Google, Inc. (D)	105
—	Hain Celestial Group, Inc. (D)	2
1	Halliburton Co.	76
—	Hanesbrands, Inc. (D)	8
3	Health Management Associates, Inc. Class A (D)	18
—	Herbalife Ltd.	3
—	Hess Corp.	29
3	Hewlett-Packard Co.	128
1	Home Depot, Inc.	31
1	Honeywell International, Inc.	37
—	Hormel Foods Corp.	6
1	Hospira, Inc. (D)	24
3	Host Hotels & Resorts, Inc.	44
3	Hub Group, Inc. (D)	85
2	Huntington Bancshares, Inc.	10
—	Illinois Tool Works, Inc.	15
1	ImClone Systems, Inc. (D)	24
—	Ingersoll-Rand Co. Class A	7
4	Invesco Ltd.	103
—	ITT Educational Services, Inc. (D)	13
1	J.B. Hunt Transport Services, Inc.	27
1	Kimberly-Clark Corp.	51
—	Kimco Realty Corp.	10
1	Kohl’s Corp. (D)	27
—	Kroger Co.	6
1	LAM Research Corp. (D)	32
1	Lehman Brothers Holdings, Inc.	12
—	Live Nation, Inc. (D)	2
1	Lockheed Martin Corp.	100
1	Longs Drug Stores Corp.	23
1	Macy’s, Inc.	15
—	Manpower, Inc.	16
1	Marathon Oil Corp.	26
—	Marriott International, Inc. Class A	8
2	Marvell Technology Group Ltd. (D)	33
4	Maxim Integrated Products, Inc.	76
—	McAfee, Inc. (D)	16
—	McGraw-Hill Cos., Inc.	8
3	McKesson Corp.	144
1	Medicines Co. (D)	20
3	Medtronic, Inc.	173
—	Metabolix, Inc. (D)	3
10	Microsoft Corp.	271

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	United States — (continued)
—	Moody’s Corp.	$4
—	Mosaic Co. (D)	9
3	NetApp, Inc. (D)	63
1	Newell Rubbermaid, Inc.	23
—	Newfield Exploration Co. (D)	20
1	News Corp. Class A	12
1	NII Holdings, Inc. Class B (D)	39
1	Noble Energy, Inc.	101
1	Northeast Utilities	18
—	Northrop Grumman Corp.	25
1	Occidental Petroleum Corp.	52
2	Och-Ziff Capital Management Group	44
—	Omniture, Inc. (D)	5
5	ON Semiconductor Corp. (D)	43
1	Onyx Pharmaceuticals, Inc. (D)	18
—	OSI Pharmaceuticals, Inc. (D)	19
3	Pacer International, Inc.	56
—	Peabody Energy Corp.	26
—	Pentair, Inc.	16
—	PepsiCo, Inc.	21
2	Phillip Morris International, Inc.	116
2	Pier 1 Imports, Inc. (D)	7
7	Popular, Inc.	44
—	PPL Corp.	13
2	Praxair, Inc.	149
—	Precision Castparts Corp.	13
—	Progress Energy, Inc.	4
1	Prudential Financial, Inc.	44
3	Qualcomm, Inc.	130
—	Questar Corp.	29
—	R.H. Donnelley Corp. (D)	1
1	Red Hat, Inc. (D)	18
1	Regeneron Pharmaceuticals, Inc. (D)	13
—	Ross Stores, Inc.	17
3	Saia, Inc. (D)	35
10	Schering-Plough Corp.	198
1	Schlumberger Ltd.	61
2	Seagate Technology	34
1	Sealed Air Corp.	21
1	Sierra Pacific Resources	17
—	Simon Property Group, Inc.	7
2	Skyworks Solutions, Inc. (D)	20
17	Smurfit-Stone Container Corp. (D)	70
—	Sotheby’s	9
—	Southern Union Co.	8
—	SPX Corp.	13
1	St. Jude Medical, Inc. (D)	35
3	Staples, Inc.	80
1	State Street Corp.	38
—	Sunrise Senior Living, Inc. (D)	3
—	Terra Industries, Inc.	8
1	Time Warner, Inc.	10
1	TJX Cos., Inc.	16
—	Transocean, Inc.	35
1	TW Telecom, Inc. (D)	13
2	Ulta Salon, Cosmetics & Fragrances, Inc. (D)	18
—	Under Armour, Inc. Class A (D)	6
—	United Natural Foods, Inc. (D)	2
6	UnitedHealth Group, Inc.	158
—	Universal Health Services, Inc. Class B	19
2	Unum Group	35
1	UTI Worldwide, Inc.	24
—	Valero Energy Corp.	18
—	Varian Semiconductor Equipment Associates, Inc. (D)	14
1	VeraSun Energy Corp. (D)	3
1	VeriSign, Inc. (D)	22
1	Vertex Pharmaceuticals, Inc. (D)	20
4	Viacom, Inc. Class B (D)	118
1	Visa, Inc. (D)	70
—	Vornado Realty Trust	7
1	Walgreen Co.	33
3	Wal-Mart Stores, Inc.	164
1	Walt Disney Co.	22
16	Washington Mutual, Inc.	78
—	Watson Pharmaceuticals, Inc. (D)	10
2	Weatherford International Ltd. (D)	82
5	Western Union Co.	118
—	Williams Cos., Inc.	8
—	Wisconsin Energy Corp.	7
3	Wyeth	122
1	XM Satellite Radio Holdings, Inc. Class A (D)	6
—	XTO Energy, Inc.	14
—	Zimmer Holdings, Inc. (D)	15

		9,085

	Total common stock (cost $20,230)	$19,773

WARRANTS — 0.1%
	India — 0.1%
1	Citigroup Global Certificate — Bharti Televentures (H)	$13
—	Reliance Industries (D)(H)	2

	Total warrants (cost $20)	$15

EXCHANGE TRADED FUNDS — 1.1%
	United States — 1.1%
1	Industrial Select S&P Depository Receipt	$38
—	ishares Goldman Sachs Tech I Index Fund	8
3	ishares MSCI EAFE Index Fund	185

	Total exchange traded funds (cost $254)	$231

PREFERRED STOCK — 0.3%
	Brazil — 0.3%
2	Banco Itau Holding	$45
—	Telecomunicacoes de Sao Paulo S.A.	6
—	Telemar Norte Leste S.A.	17

	Total preferred stock (cost $69)	$68

	Total long-term investments (cost $20,573)	$20,087

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)
PREFERRED STOCK — (continued)
	Brazil — (continued)
SHORT-TERM INVESTMENTS — 2.2%
	Repurchase Agreements — 2.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $104, collateralized by FNMA 5.50%, 2038, value of $106)
$104	2.50% dated 06/30/2008		$104

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $112, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $115)

112	2.40% dated 06/30/2008		112
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $19, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $19)
19	2.70% dated 06/30/2008		19
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $167, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $170)
167	2.70% dated 06/30/2008		167
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $—, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $—)
—	1.80% dated 06/30/2008		—

UBS Securities, Inc. TriParty Joint Repurchase Agreements (maturing on 07/01/2008 in the amount of $48, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $49)

48	2.55% dated 06/30/2008		$48

	Total short-term investments (cost $450)		$450

	Total investments (cost $21,023) (C)	99.1%	$20,537
	Other assets and liabilities	0.9%	177

	Total net assets	100.0%	$20,714

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.00% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $21,023 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,387
Unrealized Depreciation	(1,873)

Net Unrealized Depreciation	$(486)

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $56, which represents 0.27% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2008, the market value of these securities amounted to $185 or 0.89% of net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
02/2008	1	Citigroup Global Certificate - Bharti Televentures - 144A	$19
06/2008	—	Reliance Industries - 144A	2

The aggregate value of these securities at June 30, 2008 was $15 which represents 0.07% of total net assets.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Mini Futures	3	Long	Sep, 2008	$(11)

* The number of contracts does not omit 000’s.

Cash of $11 was pledged as initial margin deposit for open futures contracts at June 30,2008.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$12	$12	07/01/08	$—
British Pound (Buy)	6	6	07/02/08	—
British Pound (Sell)	9	9	07/02/08	—
Canadian Dollar (Sell)	2	2	07/07/08	—
Euro (Buy)	22	22	07/02/08	—
Euro (Sell)	16	16	07/02/08	—
Japanese Yen (Sell)	11	11	07/01/08	—
Singapore Dollar (Buy)	3	3	07/01/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	11.7%

Capital Goods	1.9

Consumer Cyclical	7.4

Consumer Staples	7.1

Energy	11.3

Finance	18.9

Health Care	12.9

Services	5.0

Technology	14.9

Transportation	0.9

Utilities	4.9

Short-Term Investments	2.2

Other Assets and Liabilities	0.9

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Financial Services HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 96.7%
	Canada — 17.2%
17	Bank of Montreal	$717
18	Bank of Nova Scotia	833
6	Canadian Imperial Bank of Commerce	324
1	Canadian Imperial Bank of Commerce ADR	66
12	Canadian Western Bank	283
29	First National Financial, Inc.	351
5	Gluskin Sheff Associates, Inc.	98
12	Toronto-Dominion Bank	738

		3,410

	China — 2.5%
1,117	Bank of China Ltd.	497

	France — 7.8%
15	AXA S.A.	456
6	BNP Paribas	501
7	Societe Generale Class A	599

		1,556

	Germany — 5.7%
4	Deutsche Boerse AG	484
4	Muenchener Rueckversicherungs-Gesellschaft AG	639

		1,123

	Italy — 4.4%
49	Banco Popolare Scarl	870

	Malaysia — 0.5%
98	AMMB Holdings Berhad	95

	Netherlands — 6.5%
44	Aegon N.V.	578
23	ING Groep N.V.	719

		1,297

	Norway — 4.4%
49	DNB Nor ASA	625
26	Sparebanken Midt-Norge	250

		875

	Singapore — 3.6%
51	DBS Group Holdings Ltd.	710

	Switzerland — 8.4%
17	Julius Baer Holding Ltd.	1,109
11	Paris RE Holdings Ltd. (D)	243
1	Swiss Life Holding	319

		1,671

	United Kingdom — 7.6%
248	Aberdeen Asset Management plc	652
253	Old Mutual plc	465
14	Standard Chartered plc	395

		1,512

	United States — 28.1%
11	ACE Ltd.	612
2	Alleghany Corp. (D)	578
19	Capital One Financial Corp.	706
114	Citizens Republic Bancorp, Inc.	320
44	Discover Financial Services, Inc.	582
42	Invesco Ltd.	999
31	Och-Ziff Capital Management Group (G)	587
51	Popular, Inc. (G)	339
6	South Financial Group, Inc. (G)	22
22	Unum Group	446
39	Washington Mutual, Inc. (G)	193
46	Washington Mutual, Inc. with Warrants (A)(H)	203

		5,587

	Total common stock (cost $22,237)	$19,203

PREFERRED STOCK — 2.8%
	Brazil — 2.8%
28	Banco Itau Holding	$561

	Total preferred stock (cost $479)	$561

	Total long-term investments (cost $22,716)	$19,764

Principal
Amount

SHORT-TERM INVESTMENTS — 5.9%
	Repurchase Agreements — 0.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $37, collateralized by FNMA 5.50%, 2038, value of $38)
$37	2.50% dated 06/30/2008	$37

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $40, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $41)

40	2.40% dated 06/30/2008	40
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $7)
6	2.70% dated 06/30/2008	6
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $59, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $60)
59	2.70% dated 06/30/2008	59
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $—, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $—)
59	1.80% dated 06/30/2008	—

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $17, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $17)

$17	2.55% dated 06/30/2008		$17

			159

Shares

	Securities Purchased with Proceeds from Security Lending — 5.1%
	Cash Collateral Reinvestment Fund:
1,020	Goldman Sachs FS Prime Obligation/Institutional Fund		1,020
	Total short-term investments (cost $1,179)		$1,179

	Total investments (cost $23,895) (C)	105.4%	$20,943
	Other assets and liabilities	(5.4)%	(1,080)

	Total net assets	100.0%	$19,863

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 71.37% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $23,927 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$882
Unrealized Depreciation	(3,866)

Net Unrealized Depreciation	$(2,984)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $203, which represents 1.02% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	46	Washington Mutual, Inc. with Warrants	$400

The aggregate value of these securities at June 30, 2008 was $203 which represents 1.02% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets
Commercial Banking	14.1%

Depository Credit Banking	29.9

Insurance Carriers	20.2

International Trade Financing (Foreign Banks)	5.6

Monetary Authorities — Central Bank	3.6

Nondepository Credit Banking	6.5

Other Financial Investment Activities	10.3

Real Estate Credit (Mortgage Banking)	3.8

Securities, Commodities and Brokerage	5.5

Short-Term Investments	5.9

Other Assets and Liabilities	(5.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.6%
	Basic Materials — 11.8%
362	Alcoa, Inc.	$12,895
726	BHP Billiton plc	27,838
278	Cameco Corp.	11,901
388	Companhia Vale do Rio Doce ADR	13,895
90	Potash Corp. of Saskatchewan, Inc.	20,571
156	Praxair, Inc.	14,739
286	Xstrata plc	22,774

		124,613

	Capital Goods — 6.0%
83	Alstom RGPT (G)	19,001
147	Boeing Co.	9,667
297	Gamesa Corporacion Tecnologica S.A.	14,550
156	Vestas Wind Systems A/S (D)	20,350

		63,568

	Consumer Cyclical — 4.8%
551	Arcandor AG (D)(G)	6,414
864	Mitsui & Co., Ltd.	19,069
44	Nintendo Co., Ltd.	25,178

		50,661

	Consumer Staples — 6.0%
165	Carlsberg A/S Class B	15,887
486	Nestle S.A.	21,910
260	Reckitt Benckiser Group plc	13,140
421	Unilever N.V. CVA	11,903

		62,840

	Energy — 10.6%
112	Diamond Offshore Drilling, Inc. (G)	15,598
109	Hess Corp.	13,742
304	Nabors Industries Ltd. (D)(G)	14,946
178	Schlumberger Ltd.	19,123
695	Seadrill Ltd. (G)	21,217
202	Suncor Energy, Inc. (G)	11,727
154	Ultra Petroleum Corp. (D)	15,083

		111,436

	Finance — 7.7%
48	Deutsche Boerse AG	5,406
79	Goldman Sachs Group, Inc.	13,747
178	Julius Baer Holding Ltd.	11,928
568	Lehman Brothers Holdings, Inc. (G)	11,242
1,392	Man Group plc	17,199
213	National Bank of Greece	9,572
137	Societe Generale Class A (G)	11,888

		80,982

	Health Care — 12.1%
409	Allergan, Inc.	21,304
423	CSL Ltd.	14,465
678	Elan Corp. plc ADR (D)	24,110
308	Gilead Sciences, Inc. (D)	16,287
151	Monsanto Co.	19,036
403	St. Jude Medical, Inc. (D)	16,487
357	Teva Pharmaceutical Industries Ltd. ADR	16,351

		128,040

	Services — 2.4%
123	FedEx Corp.	9,723
285	Focus Media Holding Ltd. ADR (D)	7,906
162	Las Vegas Sands Corp. (D)(G)	7,685

		25,314

	Technology — 30.0%
477	ABB Ltd. (D)	13,514
199	America Movil S.A.B de C.V. ADR	10,476
530	American Tower Corp. Class A (D)	22,385
103	Apple, Inc. (D)	17,296
442	ASML Holding N.V. (G)	10,812
640	Corning, Inc.	14,754
192	Danaher Corp.	14,849
782	Electronic Arts, Inc. (D)	34,749
26	Google, Inc. (D)	13,687
267	Hewlett-Packard Co.	11,804
2,371	Hon Hai Precision Industry Co., Ltd.	11,658
843	Infineon Technologies AG (D)	7,320
214	MEMC Electronic Materials, Inc. (D)	13,176
1,196	MetroPCS Communications, Inc. (D)(G)	21,174
145	Millicom International Cellular S.A. (G)	14,963
4	Nortel Networks Corp. (D)	36
1,112	Oracle Corp. (D)	23,352
425	Qualcomm, Inc.	18,871
151	Research In Motion Ltd. (D)	17,652
98	Siemens AG	10,817
500	Telefonica S.A.	13,223

		316,568

	Transportation — 3.0%
133	General Dynamics Corp.	11,190
435	Royal Caribbean Cruises Ltd. (G)	9,766
355	Ryanair Holdings plc ADR (D)(G)	10,189

		31,145

	Utilities — 3.2%
2,637	Iberdrola Renovables (D)(G)	20,314
191	Sunpower Corp. (D)(G)	13,741

		34,055

	Total common stock (cost $896,070)	$1,029,222

Principal
Amount

SHORT-TERM INVESTMENTS — 13.0%
	Repurchase Agreements — 1.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,688, collateralized by FNMA 5.50%, 2038, value of $2,742)
$2,688	2.50% dated 06/30/2008	$2,688

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,903, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $2,961)

2,903	2.40% dated 06/30/2008	2,903

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $488, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $498)
$488	2.70% dated 06/30/2008		$488
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,304, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $4,390)
4,303	2.70% dated 06/30/2008		4,303
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $6)
6	1.80% dated 06/30/2008		6

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,229, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $1,253)

1,229	2.55% dated 06/30/2008		1,229

			11,617

Shares

	Securities Purchased with Proceeds from Security Lending — 11.9%
	Cash Collateral Reinvestment Fund:
125,260	Navigator Prime Portfolio		125,260

	Total short-term investments (cost $136,877)		$136,877

	Total investments (cost $1,032,947) (C)	110.6%	$1,166,099
	Other assets and liabilities	(10.6)%	(111,835)

	Total net assets	100.0%	$1,054,264

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.84% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,033,684 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$202,492
Unrealized Depreciation	(70,077)

Net Unrealized Appreciation	$132,415

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$978	$981	07/02/08	$(3)
Australian Dollar (Buy)	132	133	07/03/08	(1)
British Pound (Buy)	1,244	1,245	07/02/08	(1)
British Pound (Buy)	284	284	07/03/08	–
Danish Krone (Buy)	1,421	1,419	07/01/08	2
Euro (Sell)	2,316	2,320	07/01/08	4
Euro (Sell)	1,995	1,994	07/01/08	(1)
Euro (Sell)	2,556	2,556	07/02/08	–
Swiss Franc (Sell)	1,838	1,829	07/01/08	(9)

				$(9)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets
Australia	1.4

Brazil	1.3

Canada	5.9

China	0.7

Denmark	3.4

France	2.9

Germany	2.8

Greece	0.9

Ireland	3.3

Israel	1.5

Japan	4.2

Luxembourg	1.4

Mexico	1.0

Netherlands	2.2

Norway	2.0

Spain	4.6

Switzerland	4.5

Taiwan	1.1

United Kingdom	7.7

United States	44.8

Short-Term Investments	13.0

Other Assets and Liabilities	(10.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Health HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.5%
	Drugs & Druggists Sundries Wholesalers — 3.7%
215	McKesson Corp.	$12,010

	Electromedical Manufacturing — 7.6%
93	Beckman Coulter, Inc.	6,294
357	Medtronic, Inc.	18,485

		24,779

	General Medical and Surgical Hospitals — 1.9%
413	Health Management Associates, Inc. Class A (D)	2,689
54	Universal Health Services, Inc. Class B	3,395

		6,084

	Health and Personal Care Stores — 2.7%
86	Longs Drug Stores Corp.	3,638
160	Walgreen Co.	5,208

		8,846

	Individual and Family Services — 0.2%
85	Amil Participacoes S.A.	767

	Insurance Carriers — 4.5%
114	Aetna, Inc.	4,600
392	UnitedHealth Group, Inc.	10,290

		14,890

	Medical and Diagnostic Laboratories — 1.0%
151	DiaSorin S.p.A. (D)	3,187

	Medical Equipment & Supplies Manufacturing — 9.1%
56	Becton, Dickinson & Co.	4,577
86	Fresenius Medical Care AG ADR	4,704
154	St. Jude Medical, Inc. (D)	6,312
210	Symmetry Medical, Inc. (D)	3,408
29	Synthes, Inc.	4,041
320	Volcano Corp. (D)	3,904
43	Zimmer Holdings, Inc. (D)	2,892

		29,838

	Outpatient Care Centers — 2.4%
255	Coventry Health Care, Inc. (D)	7,754

	Pharmaceutical & Medicine Manufacturing — 58.1%
110	3SBio, Inc. ADR (D)	996
371	Abbott Laboratories	19,662
89	Amgen, Inc. (D)	4,197
152	Amylin Pharmaceuticals, Inc. (D)(G)	3,852
198	Astellas Pharma, Inc.	8,403
146	AstraZeneca plc ADR (G)	6,218
100	Barr Pharmaceuticals, Inc. (D)	4,490
187	Bristol-Myers Squibb Co.	3,831
93	Cephalon, Inc. (D)(G)	6,229
66	Cougar Biotechnology PIPE (D)	1,578
7	Cougar Biotechnology, Inc. (D)(G)	155
447	Cytokinetics, Inc. (D)	1,656
340	Daiichi Sankyo Co., Ltd.	9,375
231	Eisai Co., Ltd.	8,142
372	Elan Corp. plc ADR (D)	13,239
101	Eli Lilly & Co.	4,681
186	Forest Laboratories, Inc. (D)	6,451
216	Gilead Sciences, Inc. (D)	11,432
91	H. Lundbeck A/S	2,060
90	Hospira, Inc. (D)	3,614
97	ImClone Systems, Inc. (D)	3,921
46	Ipsen	2,330
110	Laboratorios Almiral S.A.	2,381
56	OSI Pharmaceuticals, Inc. (D)(G)	2,330
54	Profarma Distribuidora	842
376	Progenics Pharmaceuticals, Inc. (D)(G)	5,965
222	Sanofi-Aventis S.A. ADR	7,384
765	Schering-Plough Corp.	15,055
511	Shionogi & Co., Ltd.	10,118
113	Teva Pharmaceutical Industries Ltd. ADR	5,152
198	UCB S.A.	7,317
120	Vertex Pharmaceuticals, Inc. (D)	4,000
68	Wyeth	3,252

		190,308

	Professional Services — Computer System Design and Related — 0.5%
92	Eclipsys Corp. (D)	1,685

	Scientific Research & Development Services — 7.8%
334	Applera Corp. — Celera Group (D)	3,793
250	Exelixis, Inc. (D)	1,247
121	Genentech, Inc. (D)	9,184
506	Human Genome Sciences, Inc. (D)(G)	2,634
201	Incyte Corp. (D)(G)	1,532
200	Medicines Co. (D)(G)	3,962
134	Regeneron Pharmaceuticals, Inc. (D)	1,941
164	Seattle Genetics, Inc. (D)(G)	1,388

		25,681

	Total common stock (cost $318,335)	$325,829

Principal
Amount

SHORT-TERM INVESTMENTS — 8.4%
	Repurchase Agreements — 0.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $59, collateralized by FNMA 5.50%, 2038, value of $60)
$58	2.50% dated 06/30/2008	$58

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $63, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $64)

63	2.40% dated 06/30/2008	63
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $11, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $11)
11	2.70% dated 06/30/2008	11
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $94, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $96)
94	2.70% dated 06/30/2008	94

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $—, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $—)
$—	1.80% dated 06/30/2008		$—

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $27, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $27)

27	2.55% dated 06/30/2008		27

			253

Shares

	Securities Purchased with Proceeds from Security Lending — 8.3%
	Cash Collateral Reinvestment Fund:
27,309	Goldman Sachs FS Prime Obligation/Institutional Fund		27,309

	Total short-term investments (cost $27,562)		$27,562

	Total investments (cost $345,897) (C)	107.9%	$353,391
	Other assets and liabilities	(7.9)%	(25,974)

	Total net assets	100.0%	$327,417

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.52% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $347,034 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$35,145
Unrealized Depreciation	(28,788)

Net Unrealized Appreciation	$6,357

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets
Belgium	2.2%

Brazil	0.5

China	0.3

Denmark	0.6

France	3.0

Germany	1.4

Ireland	4.1

Israel	1.6

Italy	1.0

Japan	11.0

Spain	0.7

Switzerland	1.2

United Kingdom	1.9

United States	70.0

Short-Term Investments	8.4

Other Assets and Liabilities	(7.9)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Technology HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.5%
	Activities Related to Credit Banking — 5.9%
17	Visa, Inc. (D)(G)	$1,366
244	Western Union Co.	6,027

		7,393

	Colleges, Universities and Prof Schools — 0.7%
10	ITT Educational Services, Inc. (D)	826

	Communications Equipment Manufacturing — 8.5%
27	ADC Telecommunications, Inc. (D)	405
130	Qualcomm, Inc.	5,750
38	Research In Motion Ltd. (D)	4,419

		10,574

	Computer and Peripheral — 11.8%
113	Hewlett-Packard Co.	4,983
752	Hon Hai Precision Industry Co., Ltd.	3,697
107	NetApp, Inc. (D)(G)	2,322
191	Seagate Technology	3,650

		14,652

	Electrical and Electronic Merchandise Wholesalers — 1.9%
21	LG Electronics, Inc. (D)	2,374

	Electrical Equipment Manufacturing — Component Other — 2.0%
44	Ciena Corp. (D)(G)	1,010
28	CommScope, Inc. (D)	1,457

		2,467

	Electrical Goods — 2.0%
90	Avnet, Inc. (D)	2,450

	Employment Services — 1.4%
29	Manpower, Inc.	1,695

	Industrial Machinery Manufacturing — 1.1%
40	Varian Semiconductor Equipment Associates, Inc. (D)	1,403

	Industrial Machinery, Equipment Rental & Leasing — 4.7%
347	Comverse Technology, Inc. (D)	5,873

	Internet Providers & Web Search Portal — 5.1%
24	Equinix, Inc. (D)(G)	2,115
8	Google, Inc. (D)	4,206

		6,321

	Management, Scientific, Technical Consulting Service — 2.0%
63	Accenture Ltd. Class A	2,545

	Other Telecommunications — 3.0%
157	Corning, Inc. (G)	3,608
124	Foxconn International Holdings Ltd. (D)	120

		3,728

	Professional Services — Computer System Design and Related — 4.6%
31	Atheros Communications, Inc. (D)	933
32	Autodesk, Inc. (D)	1,078
59	Automatic Data Processing, Inc.	2,468
23	DST Systems, Inc. (D)(G)	1,239

		5,718

	Semiconductor, Electronic Component Manufacturing — 23.6%
118	Applied Materials, Inc.	2,258
154	ASM Pacific Technology	1,162
95	ASML Holding N.V.	2,321
121	Broadcom Corp. Class A (D)	3,291
103	Fairchild Semiconductor International, Inc. (D)	1,205
213	Infineon Technologies AG (D)	1,820
89	Lam Research Corp. (D)	3,203
186	Marvell Technology Group Ltd. (D)	3,290
140	Maxim Integrated Products, Inc.	2,952
484	ON Semiconductor Corp. (D)(G)	4,441
209	Skyworks Solutions, Inc. (D)(G)	2,058
622	Taiwan Semiconductor Manufacturing Co., Ltd. (D)	1,322

		29,323

	Software Publishers — 20.2%
51	BMC Software, Inc. (D)	1,825
126	Electronic Arts, Inc. (D)	5,603
48	McAfee, Inc. (D)	1,633
385	Microsoft Corp.	10,594
90	Red Hat, Inc. (D)(G)	1,870
43	Temenos Group AG (D)	1,333
58	VeriSign, Inc. (D)(G)	2,204

		25,062

	Wireless Communications Services — 0.0%
1	Nortel Networks Corp. (D)	11

	Total common stock (cost $122,753)	$122,415

Principal
Amount

SHORT-TERM INVESTMENTS — 12.2%
	Repurchase Agreements — 0.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $231, collateralized by FNMA 5.50%, 2038, value of $236)
$231	2.50% dated 06/30/2008	$231

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $249, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $254)

249	2.40% dated 06/30/2008	249
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $42, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $43)
42	2.70% dated 06/30/2008	42

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $370, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $377)
$370	2.70% dated 06/30/2008		$370
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $—, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $—)
—	1.80% dated 06/30/2008		—
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2008 in the amount of $106,
	collateralized by FHLMC 7.50% —
	16.25%, 2008 — 2021, FNMA 4.50% —
	8.50%, 2009 — 2036, GNMA 9.50%,
	2022, value of $108)
106	2.55% dated 06/30/2008		106

			998

Shares

	Securities Purchased with Proceeds from Security Lending — 11.4%
	Cash Collateral Reinvestment Fund:
14,144	Goldman Sachs FS Prime Obligation/Institutional Fund		14,144

	Total short-term investments (cost $15,142)		$15,142

	Total investments (cost $137,895) (C)	110.7%	$137,557
	Other assets and liabilities	(10.7)%	(13,308)

	Total net assets	100.0%	$124,249

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.95% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $138,480 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,986
Unrealized Depreciation	(8,909)

Net Unrealized Depreciation	$(923)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$38	$38	07/01/08	$—
Swiss Franc (Sell)	21	21	07/01/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets
Canada	3.6%

China	0.1

Germany	1.4

Hong Kong	0.9

Netherlands	1.9

South Korea	1.9

Switzerland	1.1

Taiwan	4.0

United States	83.6

Short-Term Investments	12.2

Other Assets and Liabilities	(10.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 96.9%
	Basic Materials — 17.8%
101	Agrium, Inc.	$10,854
149	Alcoa, Inc.	5,290
84	Arch Coal, Inc.	6,279
125	Cameco Corp. (G)	5,340
159	Companhia Vale do Rio Doce ADR	5,681
108	Consol Energy, Inc.	12,163
56	Freeport-McMoRan Copper & Gold, Inc.	6,602
42	Potash Corp. of Saskatchewan, Inc.	9,653
55	Precision Castparts Corp.	5,272
202	Steel Dynamics, Inc.	7,907
37	United States Steel Corp.	6,811
126	Vedanta Resources plc	5,439

		87,291

	Capital Goods — 8.2%
203	ABB Ltd. ADR (D)	5,752
114	Caterpillar, Inc.	8,399
69	Cummins, Inc.	4,531
90	Deere & Co.	6,514
52	Gamesa Corporacion Tecnologica S.A.	2,529
103	Honeywell International, Inc.	5,175
54	Vestas Wind Systems A/S (D)	7,036

		39,936

	Consumer Cyclical — 7.6%
108	Coach, Inc. (D)	3,126
85	Foster Wheeler Ltd. (D)	6,184
76	Kohl’s Corp. (D)	3,053
125	NIKE, Inc. Class B (G)	7,427
8	Nintendo Co., Ltd.	4,639
268	Staples, Inc.	6,358
211	Supervalu, Inc.	6,523

		37,310

	Consumer Staples — 1.0%
113	Nestle S.A.	5,103

	Energy — 11.3%
58	EOG Resources, Inc.	7,641
162	Halliburton Co. (G)	8,614
61	Hess Corp.	7,719
79	Occidental Petroleum Corp.	7,069
87	Petroleo Brasileiro S.A. ADR	6,187
76	Transocean, Inc.	11,651
67	Ultra Petroleum Corp. (D)	6,605

		55,486

	Finance — 5.4%
96	AON Corp.	4,402
61	Banco Itau Holding Financeira S.A.	1,239
29	Goldman Sachs Group, Inc.	5,006
74	Invesco Ltd.	1,776
61	UnitedHealth Group, Inc.	1,601
58	Visa, Inc. (D)	4,685
304	Western Union Co.	7,508

		26,217

	Health Care — 12.0%
195	Abbott Laboratories	10,349
127	Covidien Ltd.	6,104
249	Elan Corp. plc ADR (D)	8,841
62	Genentech, Inc. (D)	4,716
80	Gilead Sciences, Inc. (D)	4,262
89	McKesson Corp.	4,984
118	Merck & Co., Inc.	4,454
51	Monsanto Co.	6,505
74	Teva Pharmaceutical Industries Ltd. ADR	3,370
103	Wyeth	4,959

		58,544

	Services — 5.3%
106	Accenture Ltd. Class A	4,332
44	Apollo Group, Inc. Class A (D)	1,927
51	Fluor Corp.	9,574
142	Focus Media Holding Ltd. ADR (D)(G)	3,940
34	Moody’s Corp. (G)	1,154
171	Viacom, Inc. Class B (D)	5,228

		26,155

	Technology — 27.1%
350	Altera Corp.	7,255
60	Apple, Inc. (D)	10,112
177	BMC Software, Inc. (D)	6,372
423	Cisco Systems, Inc. (D)	9,845
134	Electronic Arts, Inc. (D)	5,967
10	Google, Inc. (D)	5,448
153	Hewlett-Packard Co.	6,778
277	Intel Corp.	5,945
79	Lockheed Martin Corp.	7,793
138	McAfee, Inc. (D)	4,709
253	MetroPCS Communications, Inc. (D)	4,478
329	Microsoft Corp.	9,060
137	NetApp, Inc. (D)	2,966
671	Oracle Corp. (D)	14,090
210	Qualcomm, Inc.	9,317
113	Raytheon Co.	6,379
59	Research In Motion Ltd. (D)	6,877
31	Siemens AG ADR	3,369
161	VeriSign, Inc. (D)(G)	6,090

		132,850

	Transportation — 1.2%
92	Norfolk Southern Corp.	5,788

	Total common stock (cost $426,290)	$474,680

Principal
Amount

SHORT-TERM INVESTMENTS — 7.0%
	Repurchase Agreements — 2.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,692, collateralized by FNMA 5.50%, 2038, value of $2,746)
$2,692	2.50% dated 06/30/2008	$2,692

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,907, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $2,965)

$2,907	2.40% dated 06/30/2008		$2,907
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $489, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $499)
489	2.70% dated 06/30/2008		489
	J.P. Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,310, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $4,396)
4,310	2.70% dated 06/30/2008		4,310
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $6)
6	1.80% dated 06/30/2008		6

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,231, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $1,255)

1,230	2.55% dated 06/30/2008		1,230

			11,634

Shares

	Securities Purchased with Proceeds from Security Lending — 4.6%
	Cash Collateral Reinvestment Fund:
22,381	Goldman Sachs FS Prime
	Obligation/Institutional Fund		22,381

	Total short-term investments (cost $34,015)		$34,015

	Total investments (cost $460,305) (C)	103.9%	$508,695
	Other assets and liabilities	(3.9)%	(18,917)

	Total net assets	100.0%	$489,778

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.57% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $461,291 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$73,962
Unrealized Depreciation	(26,558)

Net Unrealized Appreciation	$47,404

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 96.6%
	Basic Materials — 19.1%
387	Alcoa, Inc.	$13,799
317	Arch Coal, Inc.	23,814
349	Ball Corp.	16,671
325	Barrick Gold Corp.	14,796
617	Cameco Corp.	26,451
481	Companhia Vale do Rio Doce ADR	17,233
222	Consol Energy, Inc.	24,980
274	FMC Corp.	21,199
123	Freeport-McMoRan Copper & Gold, Inc.	14,391
672	Jarden Corp. (D)(G)	12,265
3,751	Kingboard Chemical Holdings Ltd.	17,318
586	Kinross Gold Corp.	13,831
1,596	Rexam plc	12,260
330	Sealed Air Corp.	6,281
191	Snap-On, Inc.	9,923
297	Terra Industries, Inc. (G)	14,632
108	United States Steel Corp.	19,864

		279,708

	Capital Goods — 7.7%
212	Caterpillar, Inc.	15,679
255	Cummins, Inc.	16,701
112	Flowserve Corp.	15,377
273	Honeywell International, Inc.	13,747
447	Manitowoc Co., Inc.	14,538
412	Pall Corp.	16,328
963	Rolls-Royce Group plc	6,511
112	Vestas Wind Systems A/S (D)	14,589

		113,470

	Consumer Cyclical — 8.3%
233	Dick’s Sporting Goods, Inc. (D)(G)	4,137
857	Gap, Inc.	14,291
348	Kohl’s Corp. (D)(G)	13,946
415	Liz Claiborne, Inc.	5,868
638	Mitsui & Co., Ltd.	14,077
41	Nintendo Co., Ltd.	23,363
301	PACCAR, Inc.	12,587
778	Staples, Inc.	18,478
481	Supervalu, Inc.	14,861

		121,608

	Consumer Staples — 2.9%
3	Japan Tobacco, Inc.	12,181
242	PepsiCo, Inc.	15,414
297	Philip Morris International, Inc.	14,659

		42,254

	Energy — 8.4%
373	Chesapeake Energy Corp.	24,603
118	EOG Resources, Inc.	15,495
215	Forest Oil Corp. (D)	16,040
143	Lukoil ADR	13,993
315	OAO Gazprom Class S ADR	18,273
104	Transocean, Inc.	15,894
280	XTO Energy, Inc.	19,169

		123,467

	Finance — 5.6%
280	Citigroup, Inc.	4,689
199	Comerica, Inc.	5,098
579	Covanta Holding Corp. (D)	15,454
41	Goldman Sachs Group, Inc.	7,223
83	Invesco Ltd.	2,000
192	Julius Baer Holding Ltd.	12,854
125	Polaris Acquisition Corp. (D)	1,193
1,342	Western Union Co.	33,174

		81,685

	Health Care — 15.2%
301	Abbott Laboratories	15,933
414	Alkermes, Inc. (D)	5,117
393	Amylin Pharmaceuticals, Inc. (D)(G)	9,976
349	Auxilium Pharmaceuticals, Inc. (D)(G)	11,747
194	Celgene Corp. (D)	12,372
283	Cephalon, Inc. (D)(G)	18,860
255	Charles River Laboratories International, Inc. (D)	16,300
539	Elan Corp. plc ADR (D)(G)	19,168
159	ImClone Systems, Inc. (D)	6,441
402	McKesson Corp.	22,476
598	Medtronic, Inc.	30,957
543	Pharmaceutical Product Development, Inc.	23,280
604	Shionogi & Co., Ltd.	11,965
454	St. Jude Medical, Inc. (D)	18,543

		223,135

	Services — 6.6%
558	Aecom Technology Corp. (D)	18,139
426	DreamWorks Animation SKG, Inc. (D)	12,705
679	Focus Media Holding Ltd. ADR (D)	18,833
707	Tetra Tech, Inc. (D)	15,997
386	Viacom, Inc. Class B (D)	11,798
595	Walt Disney Co.	18,576

		96,048

	Technology — 21.0%
84	Apple, Inc. (D)	14,132
499	BMC Software, Inc. (D)	17,950
194	Equinix, Inc. (D)(G)	17,291
583	FLIR Systems, Inc. (D)(G)	23,652
319	Hewlett-Packard Co.	14,112
242	Lam Research Corp. (D)	8,763
248	Lockheed Martin Corp.	24,477
510	McAfee, Inc. (D)	17,369
1,095	MetroPCS Communications, Inc. (D)	19,389
582	Microsoft Corp.	16,011
753	MTN Group Ltd.	11,919
640	NetApp, Inc. (D)	13,854
849	Nuance Communications, Inc. (D)(G)	13,301
705	Oracle Corp. (D)	14,796
484	Qualcomm, Inc.	21,466

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
242	Raytheon Co.		$13,614
1,251	Red Hat, Inc. (D)		25,891
525	VeriSign, Inc. (D)		19,849

			307,836

	Transportation — 0.8%
277	Kansas City Southern (D)(G)		12,194

	Utilities — 1.0%
705	El Paso Corp.		15,318

	Total common stock (cost $1,333,466)		$1,416,723

Principal
Amount

SHORT-TERM INVESTMENTS — 12.1%
	Repurchase Agreements — 4.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $13,655, collateralized by FNMA 5.50%, 2038, value of $13,927)
$13,654	2.50% dated 06/30/2008		$13,654

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $14,748, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $15,041)

14,747	2.40% dated 06/30/2008		14,747
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,481, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $2,531)
2,481	2.70% dated 06/30/2008		2,481
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $21,864, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $22,300)
21,862	2.70% dated 06/30/2008		21,862
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $30, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $30)
30	1.80% dated 06/30/2008		30

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6,242, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $6,367)

6,242	2.55% dated 06/30/2008		6,242

			59,016

Shares

	Securities Purchased with Proceeds from Security Lending — 8.1%
	Cash Collateral Reinvestment Fund:
117,864	Goldman Sachs FS Prime Obligation/Institutional Fund		117,864

	Total short-term investments (cost $176,880)		$176,880

	Total investments (cost $1,510,346) (C)	108.7%	$1,593,603
	Other assets and liabilities	(8.7)%	(126,892)

	Total net assets	100.0%	$1,466,711

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.06% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,511,879 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$177,667
Unrealized Depreciation	(95,943)

Net Unrealized Appreciation	$81,724

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.4%
	Finance — 0.4%
	CBA Commercial Small Balance Commercial Mortgage
$21,387	9.75%, 01/25/2039 (H)◊	$2,085
	Soundview NIM Trust
2,490	8.25%, 12/25/2036 (H)	75

	Total asset & commercial mortgage backed securities (cost $4,303)	$2,160

CORPORATE BONDS: INVESTMENT GRADE — 6.0%
	Consumer Cyclical — 0.4%
	Phillips Van-Heusen Corp.
$2,415	7.75%, 11/15/2023	$2,354

	Finance — 0.7%
	American Real Estate Partners L.P.
4,320	7.13%, 02/15/2013	3,921
	Northern Rock plc
602	5.60%, 04/30/2049 (G)(I)	346

		4,267

	Services — 2.1%
	Clear Channel Communications, Inc.
9,500	7.65%, 09/15/2010	9,744
	Wynn Las Vegas LLC
3,650	6.63%, 12/01/2014	3,340

		13,084

	Technology — 2.1%
	Sprint Capital Corp.
7,350	8.38%, 03/15/2012	7,277
	Sprint Nextel Corp.
6,750	6.00%, 12/01/2016	5,805

		13,082

	Transportation — 0.2%
	Continental Airlines, Inc.
1,242	6.80%, 08/02/2018	981

	Utilities — 0.5%
	Williams Partners L.P.
3,015	7.25%, 02/01/2017	3,015

	Total corporate bonds: investment grade (cost $37,664)	$36,783

CORPORATE BONDS: NON-INVESTMENT GRADE — 77.1%
	Basic Materials — 5.6%
	AK Steel Corp.
$3,725	7.75%, 06/15/2012	$3,734
	Berry Plastics Holding Co.
2,000	6.65%, 09/15/2014 (L)	1,600
	Cenveo, Inc.
1,920	10.50%, 08/15/2016 (I)	1,901
	Domtar Corp.
4,285	5.38%, 12/01/2013	3,792
	Graham Packaging Co., Inc.
3,060	9.88%, 10/15/2014 (G)	2,708
	Hexion Specialty Chemicals
2,855	7.18%, 11/15/2014 (L)	2,370
	Huntsman International LLC
1,575	7.88%, 11/15/2014 #	1,441
	MacDermid, Inc.
3,685	9.50%, 04/15/2017 (I)	3,335
	Momentive Performance
3,460	9.75%, 12/01/2014	2,958
	New Page Corp.
3,720	10.00%, 05/01/2012	3,767
	Potlatch Corp.
1,350	13.00%, 12/01/2009 (H)(L)	1,480
	Steel Dynamics, Inc.
2,800	7.38%, 11/01/2012 (I)	2,800
	Valmont Industries, Inc.
2,100	6.88%, 05/01/2014	2,084

		33,970

	Capital Goods — 1.4%
	Bombardier, Inc.
2,845	6.30%, 05/01/2014 (I)#	2,717
	SPX Corp.
2,340	7.63%, 12/15/2014 (I)	2,375
	Transdigm, Inc.
3,700	7.75%, 07/15/2014	3,654

		8,746

	Consumer Cyclical — 11.5%
	Alliance One International, Inc.
2,310	8.50%, 05/15/2012 (H)	2,171
	American Axle & Manufacturing Holdings, Inc.
2,935	5.25%, 02/11/2014 (G)	2,069
	Amerigas Partners L.P.
490	7.13%, 05/20/2016	454
2,155	7.25%, 05/20/2015 #	2,015
	Aramark Corp.
4,465	5.00%, 06/01/2012	3,907
	BE Aerospace, Inc.
3,055	8.50%, 07/01/2018	3,066
	Buffalo Thunder
3,825	9.38%, 12/15/2014 (H)	2,563
	D.R. Horton, Inc.
4,235	4.88%, 01/15/2010	3,939
	Dollarama Group L.P.
3,400	8.88%, 08/15/2012	3,213
	ESCO Corp.
3,450	8.63%, 12/15/2013 (I)	3,484
	General Motors Corp.
13,050	7.20%, 01/15/2011 (G)	10,049
	Ingles Markets, Inc.
2,840	8.88%, 12/01/2011	2,876
	K Hovnanian Enterprises
2,015	11.50%, 05/01/2013 (I)	2,091
	KB Home & Broad Home Corp.
3,455	6.38%, 08/15/2011	3,179
	Michaels Stores, Inc.
1,535	11.38%, 11/01/2016 (G)	1,220
	Neiman Marcus Group, Inc.
1,670	9.00%, 10/15/2015	1,649
2,330	10.38%, 10/15/2015 (G)	2,330
	Pulte Homes, Inc.
4,190	7.88%, 08/01/2011	4,127
	SGS International, Inc.
3,240	12.00%, 12/15/2013	2,973
	Stater Brothers Holdings, Inc.
2,435	8.13%, 06/15/2012 (G)	2,447

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Consumer Cyclical — (continued)
	Supervalu, Inc.
$7,300	7.50%, 11/15/2014	$7,309
	TRW Automotive, Inc.
3,815	7.25%, 03/15/2017 (I)	3,205

		70,336

	Consumer Staples — 1.6%
	Appleton Papers, Inc.
1,987	8.13%, 06/15/2011	1,878
1,710	9.75%, 06/15/2014 (G)(H)#	1,590
	Constellation Brands, Inc.
3,150	8.38%, 12/15/2014	3,189
	Dole Food Co., Inc.
3,095	8.63%, 05/01/2009 (G)	2,948

		9,605

	Energy — 5.8%
	Chesapeake Energy Corp.
3,300	7.25%, 12/15/2018	3,209
3,170	7.63%, 07/15/2013	3,178
	Cie Gen Geophysique
3,855	7.75%, 05/15/2017	3,860
	Encore Acquisition Co.
2,295	7.25%, 12/01/2017 (G)	2,238
	Hilcorp Energy I L.P./Finance Co.
1,660	7.75%, 11/01/2015 (I)	1,594
	Inergy L.P.
3,240	8.25%, 03/01/2016	3,191
600	8.25%, 03/01/2016 (I)	591
	Key Energy Services, Inc.
3,195	8.38%, 12/01/2014 (I)	3,259
	Petrohawk Energy Corp.
3,235	9.13%, 07/15/2013	3,316
	Plains Exploration & Production Co.
2,310	7.63%, 06/01/2018 (G)	2,310
	Quicksilver Resources, Inc.
2,850	7.75%, 08/01/2015 (G)	2,821
	Sonat, Inc.
3,190	7.63%, 07/15/2011	3,220
	Tesoro Corp.
2,690	6.63%, 11/01/2015 (G)	2,482

		35,269

	Finance — 8.5%
	Ford Motor Credit Co.
11,325	5.46%, 01/13/2012 (L)	8,049
5,000	5.70%, 01/15/2010	4,266
8,525	7.16%, 04/15/2012 (L)	7,990
1,470	7.38%, 02/01/2011	1,193
	General Motors Acceptance Corp.
9,020	5.63%, 05/15/2009 (G)	8,352
13,375	6.88%, 09/15/2011	9,611
	Host Marriott L.P.
2,800	6.75%, 06/01/2016	2,485
	LPL Holdings, Inc.
5,945	10.75%, 12/15/2015 (H)	5,826
	Rainbow National Services LLC
1,019	10.38%, 09/01/2014 (I)	1,083
	Yankee Acquisition Corp.
3,775	8.50%, 02/15/2015 (G)	2,944

		51,799

	Health Care — 6.6%
	Advanced Medical Optics, Inc.
4,060	7.50%, 05/01/2017	3,735
	HCA, Inc.
2,500	7.88%, 02/01/2011	2,462
6,935	9.25%, 11/15/2016	7,143
	IASIS Healthcare Capital Corp.
3,900	8.75%, 06/15/2014 #	3,939
	Invacare Corp.
3,725	9.75%, 02/15/2015	3,725
	Multiplan Corp.
3,950	10.38%, 04/15/2016 (I)	3,871
	Psychiatric Solutions, Inc.
3,020	7.75%, 07/15/2015	2,990
	Reable Therapeutics Finance LLC
2,190	11.75%, 11/15/2014 (G)	2,031
	Rite Aid Corp.
4,375	9.50%, 06/15/2017 (G)	2,888
2,165	10.38%, 07/15/2016 (Q)	1,961
	Skilled Healthcare Group, Inc.
1,762	11.00%, 01/15/2014	1,863
	Warner Chilcott Corp.
3,500	8.75%, 02/01/2015	3,553

		40,161

	Services — 12.4%
	Affinion Group, Inc.
4,340	11.50%, 10/15/2015	4,329
	Allied Waste North America, Inc.
2,590	6.88%, 06/01/2017 (G)	2,532
2,410	7.88%, 04/15/2013	2,452
	AMC Entertainment, Inc.
2,600	11.00%, 02/01/2016	2,574
	Dex Media West LLC, Inc.
2,020	8.00%, 11/15/2013 (G)#	1,475
4,877	9.88%, 08/15/2013 #	4,389
	DirecTV Holdings LLC
1,155	7.63%, 05/15/2016 (I)	1,138
2,600	8.38%, 03/15/2013	2,678
	Echostar DBS Corp.
6,290	7.75%, 05/31/2015 (I)	6,117
	FireKeepers Development Authority
3,125	13.88%, 05/01/2015 (G)(I)	3,055
	Harland Clarke Holdings
3,550	9.50%, 05/15/2015	2,911
	Harrah’s Operating Co., Inc.
9,735	10.75%, 02/01/2016 (I)	8,080
	Idearc, Inc.
4,685	8.00%, 11/15/2016	2,946
	Iron Mountain, Inc.
3,170	8.00%, 06/15/2020	3,122
	MGM Mirage, Inc.
2,755	6.75%, 09/01/2012	2,473
4,360	7.50%, 06/01/2016	3,586
	Pinnacle Entertainment, Inc.
2,850	8.75%, 10/01/2013	2,850
	Sheridan Group, Inc.
3,600	10.25%, 08/15/2011	3,312
	Sirius Satellite Radio, Inc.
3,500	9.63%, 08/01/2013 (G)	2,835
	SunGard Data Systems, Inc.
5,420	10.25%, 08/15/2015 (G)	5,447
	TL Acquisitions, Inc.
3,760	10.50%, 01/15/2015 (I)	3,252

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

		Services — (continued)
		Videotron Ltee
	$2,625	6.88%, 01/15/2014	$2,533
		Virgin Media, Inc.
	1,700	6.50%, 11/15/2016 (I)	1,755

			75,841

		Technology — 15.4%
		Advanced Micro Devices, Inc.
	3,000	5.75%, 08/15/2012 (X)	2,209
		Broadview Networks Holdings, Inc.
	2,720	11.38%, 09/01/2012	2,441
		Canwest MediaWorks L.P.
	4,560	9.25%, 08/01/2015 (I)	3,716
		CCH I Holdings LLC
	3,750	9.92%, 04/01/2014 (G)	2,100
		Charter Communications Operating LLC
	5,600	10.88%, 09/15/2014 (G)(I)	5,754
		Cincinnati Bell, Inc.
	3,285	7.25%, 07/15/2013	3,203
		Citizens Communications Co.
	3,650	7.88%, 01/15/2027	3,194
		CSC Holdings, Inc.
	6,600	7.63%, 04/01/2011 #	6,468
		Freescale Semiconductor, Inc.
	5,350	9.13%, 12/15/2014	4,160
		General Cable Corp.
	2,725	5.07%, 04/01/2015 (L)	2,418
		Intelsat Bermuda Ltd.
	5,575	11.25%, 06/15/2016 #	5,645
		Intelsat Subsidiary Holding Co.
	6,425	8.50%, 01/15/2013 (I)	6,264
		Leap Wireless International, Inc.
	2,880	9.38%, 11/01/2014 (G)	2,772
		Level 3 Financing, Inc.
	4,500	9.25%, 11/01/2014	4,095
		Mediacom LLC
	5,950	7.88%, 02/15/2011	5,489
		MetroPCS Wireless, Inc.
	3,810	9.25%, 11/01/2014	3,667
		Nortel Networks Ltd.
	4,150	10.75%, 07/15/2016 (G)	4,109
		NXP B.V./NXP Funding LLC
	2,175	5.46%, 10/15/2013 (G)(L)	1,914
	1,750	9.50%, 10/15/2015 (G)	1,522
		Qwest Communications International, Inc.
	7,570	7.50%, 02/15/2014	7,192
		Sanmina-Sci Corp.
	4,550	5.53%, 06/15/2010 — 06/15/2014 (I)(L)	4,313
		Spansion LLC
	4,315	5.81%, 06/01/2013 (I)(L)	3,150
		Wind Acquisition
EUR	1,600	9.75%, 12/01/2015 (I)	2,525
		Windstream Corp.
	5,600	8.63%, 08/01/2016	5,586

			93,906

		Transportation — 1.6%
		Bristow Group, Inc.
	2,520	7.50%, 09/15/2017	2,526
		Continental Airlines, Inc.
	3,037	7.03%, 06/15/2011	2,521
	2,624	7.37%, 12/15/2015	2,178
	818	8.39%, 11/01/2020	712
		PHI, Inc.
	2,140	7.13%, 04/15/2013	2,054

			9,991

		Utilities — 6.7%
		AES Corp.
	2,460	8.00%, 10/15/2017	2,411
		Copano Energy LLC
	3,700	8.13%, 03/01/2016	3,718
		Dynegy Holdings, Inc.
	3,050	8.75%, 02/15/2012 (G)	3,096
		Edison Mission Energy
	3,100	7.50%, 06/15/2013	3,077
		Energy Future Holdings
	3,000	10.88%, 11/01/2017 (G)(I)	3,030
		Markwest Energy Partners L.P.
	3,150	8.50%, 07/15/2016	3,197
		Mirant North America LLC
	3,100	7.38%, 12/31/2013	3,073
		NRG Energy, Inc.
	6,820	7.38%, 02/01/2016	6,419
		Reliant Energy, Inc.
	3,490	6.75%, 12/15/2014	3,560
	1,690	7.63%, 06/15/2014	1,648
	1,233	9.24%, 07/02/2017	1,331
		Texas Competitive Electric Co.
	6,450	10.25%, 11/01/2015 (I)	6,321

			40,881

		Total corporate bonds: non-investment grade (cost $500,816)	$470,505

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 8.8%
		Basic Materials — 1.6%
		Boise Paper Holdings LLC
	$3,000	11.00%, 02/20/2015 (N)	$2,880
		Georgia-Pacific Corp.
	3,395	4.55%, 12/20/2013 (AA)(Q)	3,203
		Mega Bloks, Inc.
	2,050	8.25%, 07/26/2012 (N)	1,763
		Smurfit-Stone Container Enterprises, Inc.
	386	4.38%, 11/01/2010 (AA)	372
	263	4.50%, 11/01/2011 (N)	253
	1,351	4.64%, 11/01/2010 — 11/01/2011 (N)	1,301

			9,772

		Capital Goods — 0.2%
		Targus Group International
	1,328	7.06%, 11/22/2012 (N)	1,069

		Consumer Cyclical — 2.1%
		American Axle & Manufacturing Holdings, Inc.
	3,600	8.35%, 06/14/2012 (N)(Q)	3,060
		Appleseed’s Brands
	3,366	6.56%, 06/25/2013 (H)(N)	2,255
		Hanesbrands, Inc.
	2,000	6.66%, 03/05/2014 (N)	1,980
		Lear Corp.
	5,874	5.13%, 04/25/2012 (N)(Q)	5,386

			12,681

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Energy — 0.5%
	Turbo Beta Ltd.
$3,201	14.50%, 03/12/2018 (H)(N)		$3,137

	Health Care — 0.9%
	IASIS Healthcare Capital Corp.
4,231	8.13%, 06/15/2014 (N)		3,729
	Inverness Medical Innovation, Inc.
1,625	7.06%, 06/26/2015 (N)(Q)		1,547

			5,276

	Services — 1.8%
	Greektown Holdings LLC
2,290	7.44%, 12/01/2012 — 12/03/2012 (F)(AA)(Q)		2,201
	Marquee Holdings, Inc.
1,468	7.78%, 06/13/2012 (N)		1,204
	PITG Gaming Investor Holdings LLC
2,680	13.00%, 05/15/08 (E)(H)(N)		2,144
	Tribune Co.
3,124	7.98%, 05/26/2015 (H)(N)		1,921
	WideOpenWest Finance LLC
4,101	9.50%, 06/29/2015 (H)(N)		3,445

			10,915

	Technology — 1.6%
	Infor Lux Bond Co.
4,720	10.80%, 07/28/2014 (H)(N)		2,737
	Integra Telecom Holdings, Inc.
2,050	9.90%, 04/08/2014 (N)		1,855
	Mediacom Broadband LLC
936	3.97%, 03/31/2010 (N)		899
	Wind Acquisitions Holdings Finance S.A.
4,276	9.98%, 12/12/2011 (N)		4,116

			9,607

	Utilities — 0.1%
	Astoria Generating Co. Acquisitions LLC
1,000	6.56%, 08/23/2013 (N)		963

	Total senior floating rate interests: non-investment grade (cost $59,302)		$53,420

Shares
COMMON STOCK — 0.0%
	Consumer Cyclical — 0.0%
—	Hosiery Corp. of America, Inc. Class A (A)(D)(H)		$—

	Technology — 0.0%
1	AboveNet, Inc. (D)(G)		31
—	XO Holdings, Inc. (D)		—

			31

	Total common stock (cost $4)		$31

WARRANTS — 0.0%
	Technology — 0.0%
—	AboveNet, Inc. (D)(G)(H)		$14
—	XO Holdings, Inc. (D)(H)		—

	Total warrants (cost $— )		$14

PREFERRED STOCK — 0.2%
	Finance — 0.2%
46	United Rentals Trust I (H)(X)		1,459

	Total preferred stock (cost $2,279)		$1,459

	Total long-term investments (cost $604,368)		$564,372

SHORT-TERM INVESTMENTS — 16.1%
	Investment Pools and Funds — 0.0%
13	State Street Bank Money Market Fund		$13

Principal
Amount
	Repurchase Agreements — 6.0%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $26,389, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $26,961)
$26,388	1.80% dated 06/30/2008		26,388
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $10,430, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $10,601)
10,429	1.80% dated 06/30/2008		10,429

			36,817

Shares
	Securities Purchased with Proceeds from Security Lending — 10.0%
	Cash Collateral Reinvestment Fund:
61,081	Navigator Prime Portfolio		61,081

Principal
Amount
	U.S. Treasury Bills — 0.1%
$600	1.99%, 09/11/2008 (M)(S)		597

	Total short-term investments (cost $98,508)		$98,508

	Total investments (cost $702,876) (C)	108.6%	$662,880
	Other assets and liabilities	(8.6)%	(52,770)

	Total net assets	100.0%	$610,110

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.05% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $704,317 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,063
Unrealized Depreciation	(42,500)

Net Unrealized Depreciation	$(41,437)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2008.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(E)	This security is expected to pay in full when the pending bankruptcy is resolved.

(F)	The company is in bankruptcy. The bank loan or bond held by the fund is not in default and interest payments are expected in the future.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $91,122, which represents 14.94% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of June 30, 2008.

◊	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2008 was $13,341.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR — Euro

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007 – 03/2008	—	AboveNet, Inc. Warrants	$—
03/2007	2,310	Alliance One International, Inc., 8.50%, 05/15/2012	2,311
07/2007	3,366	Appleseed’s Brands, 6.56%, 06/25/2013	3,341
12/2006	1,710	Appleton Papers, Inc., 9.75%, 06/15/2014	1,720
12/2006 – 06/2007	3,825	Buffalo Thunder, 9.38%, 12/15/2014 - 144A	3,867
11/2006 – 10/2007	21,387	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	2,006
10/1994	—	Hosiery Corp. of America, Inc. Class A - 144A	4
03/2007 – 06/2008	4,720	Infor Lux Bond Co., 10.80%, 07/28/2014	3,854
08/2006 – 04/2008	5,945	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	6,158
11/2007	2,680	PITG Gaming Investor Holdings LLC, 13.00%, 12/13/2008	2,646
05/2001 – 11/2001	1,350	Potlatch Corp., 13.00%, 12/01/2009	1,344
02/2007	2,490	Soundview NIM Trust, 8.25%, 12/25/2036 - 144A	2,297
05/2007	3,124	Tribune Co., 7.98%, 05/26/2015	3,124
06/2008	3,201	Turbo Beta Ltd., 14.50%, 03/12/2018	3,201
03/2007 – 07/2007	46	United Rentals Trust I	2,279
06/2007 – 06/2008	4,101	WideOpenWest Finance LLC, 9.50%, 06/29/2015	3,961
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at June 30, 2008 was $32,902 which represents 5.39% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.
Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	432	Long	Sep 2008	$(75)

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$5,316	$5,259	07/29/08	$(57)

Credit Default Swap Agreements Outstanding at June 30, 2008

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)
Lehman Brothers Special Financing, Inc.	General Motors Corp.	Sell	6.65%	09/20/08	$1,875	$(40)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 99.3%
	Basic Materials — 4.0%
25	Air Products and Chemicals, Inc.	$2,456
13	AK Steel Holding Corp.	911
96	Alcoa, Inc.	3,424
12	Allegheny Technologies, Inc.	709
7	Ashland, Inc.	320
12	Ball Corp.	550
12	Bemis Co., Inc.	264
22	Consol Energy, Inc.	2,424
110	Dow Chemical Co.	3,831
106	E.I. DuPont de Nemours & Co.	4,557
9	Eastman Chemical Co. (G)	617
34	Eastman Kodak Co. (G)	494
18	Fortune Brands, Inc.	1,130
45	Freeport-McMoRan Copper & Gold, Inc.	5,296
28	Goodyear Tire & Rubber Co. (D)	506
13	Hercules, Inc.	226
10	International Flavors & Fragrances, Inc.	371
50	International Paper Co.	1,176
49	Kimberly-Clark Corp.	2,950
10	Massey Energy Co.	891
20	MeadWestvaco Corp.	488
54	Newmont Mining Corp.	2,794
37	Nucor Corp.	2,762
15	Pactiv Corp. (D)	328
32	Peabody Energy Corp.	2,819
19	PPG Industries, Inc.	1,113
37	Praxair, Inc. (G)	3,482
16	Precision Castparts Corp.	1,587
15	Rohm & Haas Co.	688
19	Sealed Air Corp.	359
7	Snap-On, Inc.	351
9	Stanley Works	416
11	Titanium Metals Corp. (G)	161
14	United States Steel Corp.	2,570
13	Vulcan Materials Co. (G)	769

		53,790

	Capital Goods — 4.9%
83	3M Co.	5,780
36	Baker Hughes, Inc.	3,177
7	Black & Decker Corp.	417
89	Boeing Co.	5,823
26	Cameron International Corp. (D)	1,412
72	Caterpillar, Inc. (G)	5,351
24	Cummins, Inc.	1,570
51	Deere & Co.	3,669
19	Eaton Corp.	1,648
15	Goodrich Corp.	702
16	Hasbro, Inc.	584
88	Honeywell International, Inc.	4,400
47	Illinois Tool Works, Inc.	2,226
37	Ingersoll-Rand Co. Class A	1,404
36	International Game Technology	912
21	ITT Corp.	1,359
15	Manitowoc Co., Inc.	500
49	National Oilwell Varco, Inc. (D)	4,344
40	Northrop Grumman Corp.	2,699
12	Novellus Systems, Inc. (D)	249
14	Pall Corp.	563
20	Parker-Hannifin Corp.	1,410
25	Pitney Bowes, Inc.	837
17	Rockwell Automation, Inc.	758
24	Smith International, Inc.	1,969
20	Teradyne, Inc. (D)	224
12	Terex Corp. (D)	608
29	Textron, Inc.	1,410
115	United Technologies Corp.	7,084
106	Xerox Corp. (G)	1,438

		64,527

	Consumer Cyclical — 7.4%
10	Abercrombie & Fitch Co. Class A	644
247	Altria Group, Inc.	5,080
36	Amazon.com, Inc. (D)	2,674
16	AutoNation, Inc. (D)	160
5	AutoZone, Inc. (D)	612
13	Avery Dennison Corp. (G)	550
31	Bed Bath & Beyond, Inc. (D)	858
41	Best Buy Co., Inc.	1,616
10	Big Lots, Inc. (D)(G)	302
10	Brown-Forman Corp. (G)	749
15	Centex Corp.	196
40	Coach, Inc. (D)	1,162
51	Costco Wholesale Corp.	3,585
32	D.R. Horton, Inc. (G)	352
17	Darden Restaurants, Inc.	528
7	Dillard’s, Inc. (G)	81
130	eBay, Inc. (D)	3,564
16	Family Dollar Stores, Inc.	328
264	Ford Motor Co. (D)(G)	1,272
19	GameStop Corp. Class A (D)	770
53	Gap, Inc.	882
67	General Motors Corp. (G)	768
19	Genuine Parts Co.	765
200	Home Depot, Inc.	4,688
26	J. C. Penney Co., Inc.	952
70	Johnson Controls, Inc.	2,008
10	Jones Apparel Group, Inc.	140
9	KB Home	153
36	Kohl’s Corp. (D)	1,450
78	Kroger Co.	2,252
20	Leggett & Platt, Inc.	329
17	Lennar Corp. (G)	205
35	Limited Brands, Inc.	595
11	Liz Claiborne, Inc.	158
45	Loews Corp.	2,091
173	Lowe’s Co., Inc.	3,585
50	Macy’s, Inc.	963
43	Masco Corp. (G)	672
43	Mattel, Inc.	731
134	McDonald’s Corp.	7,516
33	Newell Rubbermaid, Inc.	549
45	NIKE, Inc. Class B	2,671
21	Nordstrom, Inc. (G)	629
32	Office Depot, Inc. (D)	352
43	PACCAR, Inc.	1,800
15	Patterson Cos., Inc. (D)	447
7	Polo Ralph Lauren Corp. (G)	427
25	Pulte Homes, Inc. (G)	243
15	RadioShack Corp.	189
52	Safeway, Inc.	1,475

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Consumer Cyclical — (continued)
8	Sears Holdings Corp. (D)(G)	$608
12	Sherwin-Williams Co. (G)	536
83	Staples, Inc.	1,968
86	Starbucks Corp. (D)	1,352
25	Supervalu, Inc.	775
71	Sysco Corp.	1,948
92	Target Corp.	4,270
15	Tiffany & Co. (G)	607
50	TJX Cos., Inc.	1,576
10	V.F. Corp.	730
8	W.W. Grainger, Inc.	631
275	Wal-Mart Stores, Inc.	15,427
10	Wendy’s International, Inc.	280
17	Whole Foods Market, Inc. (G)	392
56	Yum! Brands, Inc.	1,960

		97,828

	Consumer Staples — 7.4%
84	Anheuser-Busch Cos., Inc.	5,228
76	Archer Daniels Midland Co.	2,564
50	Avon Products, Inc.	1,813
25	Campbell Soup Co.	851
16	Clorox Co.	849
236	Coca-Cola Co.	12,250
34	Coca-Cola Enterprises, Inc.	587
60	Colgate-Palmolive Co.	4,141
58	ConAgra Foods, Inc.	1,109
23	Constellation Brands, Inc. Class A (D)(G)	458
18	Dean Foods Co. (D)	351
13	Estee Lauder Cos., Inc.	625
40	General Mills, Inc.	2,401
37	H.J. Heinz Co.	1,779
20	Hershey Co. (G)	650
30	Kellogg Co.	1,438
179	Kraft Foods, Inc.	5,088
21	Lorillard, Inc. (D)	1,422
15	McCormick & Co., Inc.	540
17	Molson Coors Brewing Co.	897
16	Pepsi Bottling Group, Inc.	446
187	PepsiCo, Inc.	11,895
249	Philip Morris International, Inc.	12,288
360	Procter & Gamble Co.	21,898
20	Reynolds American, Inc.	942
83	Sara Lee Corp.	1,021
32	Tyson Foods, Inc. Class A	482
17	UST, Inc.	954
25	Weyerhaeuser Co.	1,276
25	William Wrigley, Jr. Co.	1,967

		98,210

	Energy — 14.8%
55	Anadarko Petroleum Corp.	4,135
39	Apache Corp.	5,469
35	BJ Services Co.	1,108
12	Cabot Oil & Gas Corp.	779
57	Chesapeake Energy Corp.	3,744
244	Chevron Corp.	24,193
182	ConocoPhillips Holding Co.	17,177
21	Constellation Energy Group, Inc.	1,725
53	Devon Energy Corp.	6,330
17	ENSCO International, Inc.	1,371
29	EOG Resources, Inc.	3,844
623	Exxon Mobil Corp.	54,935
103	Halliburton Co. (G)	5,462
33	Hess Corp.	4,187
84	Marathon Oil Corp.	4,332
22	Murphy Oil Corp. (G)	2,201
33	Nabors Industries Ltd. (D)(G)	1,634
5	Nicor, Inc.	226
32	Noble Corp.	2,062
20	Noble Energy, Inc.	2,039
97	Occidental Petroleum Corp.	8,699
18	Range Resources Corp.	1,193
13	Rowan Companies, Inc.	622
141	Schlumberger Ltd.	15,124
30	Sempra Energy	1,667
40	Southwestern Energy Co. (D)	1,919
14	Sunoco, Inc.	561
16	Tesoro Corp. (G)	320
38	Transocean, Inc.	5,729
62	Valero Energy Corp.	2,567
80	Weatherford International Ltd. (D)	3,978
69	Williams Cos., Inc.	2,780
60	XTO Energy, Inc.	4,130

		196,242

	Finance — 14.9%
41	ACE Ltd.	2,260
57	Aetna, Inc.	2,319
60	Aflac, Inc.	3,793
68	Allstate Corp.	3,095
24	American Capital Strategies Ltd. (G)	568
137	American Express Co.	5,146
331	American International Group, Inc.	8,771
26	Ameriprise Financial, Inc.	1,064
35	AON Corp.	1,617
11	Apartment Investment & Management Co. (G)	362
12	Assurant, Inc.	776
9	Avalonbay Communities, Inc.	806
525	Bank of America Corp.	12,538
135	Bank of New York Mellon Corp.	5,105
65	BB&T Corp. (G)	1,470
14	Boston Properties, Inc. (G)	1,273
44	Capital One Financial Corp. (G)	1,684
21	CB Richard Ellis Group, Inc. Class A (D)	395
110	Charles Schwab Corp.	2,250
45	Chubb Corp.	2,206
33	Cigna Corp.	1,172
20	Cincinnati Financial Corp.	510
33	CIT Group, Inc.	227
642	Citigroup, Inc.	10,763
6	CME Group, Inc.	2,480
18	Comerica, Inc.	454
69	Countrywide Financial Corp. (G)	293
14	Developers Diversified Realty Corp.	490
57	Discover Financial Services, Inc.	745
57	E*Trade Financial Corp. (D)(G)	177
32	Equity Residential Properties Trust (G)	1,223
76	Federal Home Loan Mortgage Corp.	1,251
126	Federal National Mortgage Association	2,449
10	Federated Investors, Inc.	350

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Finance — (continued)
68	Fifth Third Bankcorp (G)	$690
22	First Horizon National Corp. (G)	164
18	Franklin Resources, Inc.	1,687
32	General Growth Properties, Inc.	1,107
53	Genworth Financial, Inc.	951
46	Goldman Sachs Group, Inc.	8,132
28	HCP, Inc.	881
62	Host Hotels & Resorts, Inc.	841
61	Hudson City Bancorp, Inc.	1,022
20	Humana, Inc. (D)	794
43	Huntington Bancshares, Inc. (G)	249
8	IntercontinentalExchange, Inc. (D)	948
17	Janus Capital Group, Inc.	457
407	JP Morgan Chase & Co.	13,978
57	Keycorp	628
30	Kimco Realty Corp. (G)	1,033
17	Legg Mason, Inc.	727
82	Lehman Brothers Holdings, Inc.	1,627
21	Leucadia National Corp.	979
33	Lincoln National Corp.	1,492
9	M&T Bank Corp. (G)	639
60	Marsh & McLennan Cos., Inc.	1,603
31	Marshall & Ilsley Corp.	469
26	MBIA, Inc.	115
116	Merrill Lynch & Co., Inc.	3,685
90	Metlife, Inc.	4,767
15	MGIC Investment Corp. (G)	89
131	Morgan Stanley	4,710
90	National City Corp. (G)	428
23	Northern Trust Corp.	1,551
31	NYSE Euronext	1,585
20	Plum Creek Timber Co., Inc. (G)	862
41	PNC Financial Services Group, Inc.	2,329
33	Principal Financial Group, Inc. (G)	1,381
83	Progressive Corp.	1,563
31	ProLogis	1,683
55	Prudential Financial, Inc.	3,310
15	Public Storage	1,174
82	Regions Financial Corp.	894
7	Ryder System, Inc.	468
11	Safeco Corp.	746
26	Simon Property Group, Inc. (G)	2,381
55	SLM Corp. (D)	1,066
56	Sovereign Bancorp, Inc. (G)	416
50	State Street Corp.	3,223
42	SunTrust Banks, Inc.	1,504
31	T. Rowe Price Group, Inc.	1,730
11	Torchmark Corp.	667
75	Travelers Cos, Inc.	3,236
145	UnitedHealth Group, Inc.	3,806
44	Unum Group (G)	901
205	US Bancorp	5,726
16	Vornado Realty Trust	1,399
252	Wachovia Corp. (G)	3,916
125	Washington Mutual, Inc. (G)	616
62	Wellpoint, Inc. (D)	2,956
390	Wells Fargo & Co.	9,254
87	Western Union Co.	2,157
22	XL Capital Ltd. Class A	453
13	Zion Bancorp (G)	400

		198,327

	Health Care — 11.9%
182	Abbott Laboratories	9,644
36	Allergan, Inc.	1,887
19	Amerisource Bergen Corp. (G)	758
128	Amgen, Inc. (D)	6,056
12	Bard (C.R.), Inc.	1,028
13	Barr Pharmaceuticals, Inc. (D)	577
74	Baxter International, Inc.	4,729
29	Becton, Dickinson & Co.	2,337
35	Biogen Idec, Inc. (D)	1,932
159	Boston Scientific Corp. (D)	1,950
234	Bristol-Myers Squibb Co.	4,794
42	Cardinal Health, Inc.	2,172
51	Celgene Corp. (D)	3,286
18	Coventry Health Care, Inc. (D)(G)	544
59	Covidien Ltd.	2,824
169	CVS/Caremark Corp.	6,673
117	Eli Lilly & Co.	5,384
36	Forest Laboratories, Inc. (D)	1,248
32	Genzyme Corp. (D)	2,269
109	Gilead Sciences, Inc. (D)	5,762
19	Hospira, Inc. (D)	753
5	Intuitive Surgical, Inc. (D)	1,239
332	Johnson & Johnson	21,391
29	King Pharmaceuticals, Inc. (D)	305
13	Laboratory Corp. of America Holdings (D)	914
33	McKesson Corp.	1,831
60	Medco Health Solutions, Inc. (D)	2,820
133	Medtronic, Inc.	6,857
253	Merck & Co., Inc.	9,543
65	Monsanto Co.	8,188
36	Mylan Inc. (G)	434
798	Pfizer, Inc.	13,942
19	Quest Diagnostics, Inc. (G)	901
191	Schering-Plough Corp.	3,767
15	Sigma-Aldrich Corp.	820
40	St. Jude Medical, Inc. (D)	1,635
28	Stryker Corp.	1,771
57	Tenet Healthcare Corp. (D)(G)	316
15	Varian Medical Systems, Inc. (D)	770
117	Walgreen Co.	3,798
12	Watson Pharmaceuticals, Inc. (D)	334
157	Wyeth	7,545
27	Zimmer Holdings, Inc. (D)	1,859

		157,587

	Services — 5.6%
40	Allied Waste Industries, Inc. (D)	505
16	Apollo Group, Inc. Class A (D)	721
26	Autodesk, Inc. (D)	894
61	Automatic Data Processing, Inc.	2,564
20	C.H. Robinson Worldwide, Inc.	1,103
80	CBS Corp. Class B	1,567
15	Cintas Corp.	408
59	Clear Channel Communications, Inc.	2,069
34	Cognizant Technology Solutions Corp. (D)	1,109
349	Comcast Corp. Class A	6,627

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Services — (continued)
18	Computer Sciences Corp. (D)	$837
15	Convergys Corp. (D)	217
84	DirecTV Group, Inc. (D)	2,172
11	E.W. Scripps Co.	438
21	Ecolab, Inc.	891
59	Electronic Data Systems Corp.	1,463
15	Equifax, Inc. (D)	513
25	Expedia, Inc. (D)	452
30	Express Scripts, Inc. (D)	1,857
37	FedEx Corp.	2,883
10	Fluor Corp.	1,947
27	Gannett Co., Inc.	588
38	H & R Block, Inc.	822
56	Interpublic Group of Cos., Inc. (D)(G)	482
14	Jacobs Engineering Group, Inc. (D)	1,157
35	Marriott International, Inc. Class A	930
38	McGraw-Hill Cos., Inc.	1,521
4	Meredith Corp. (G)	125
15	Monster Worldwide, Inc. (D)	302
24	Moody’s Corp. (G)	826
17	New York Times Co. Class A (G)	261
272	News Corp. Class A	4,088
42	Novell, Inc. (D)	248
38	Omnicom Group, Inc.	1,694
38	Paychex, Inc.	1,183
25	R.R. Donnelley & Sons Co.	742
19	Robert Half International, Inc.	449
22	Starwood Hotels & Resorts	884
92	Sun Microsystems, Inc. (D)	1,003
422	Time Warner, Inc.	6,247
42	Unisys Corp. (D)(G)	166
120	United Parcel Service, Inc. Class B	7,404
75	Viacom, Inc. Class B (D)	2,280
225	Walt Disney Co.	7,011
1	Washington Post Co. Class B	411
58	Waste Management, Inc.	2,182
21	Wyndham Worldwide Corp. (G)	374

		74,617

	Technology — 22.7%
63	Adobe Systems, Inc. (D)	2,470
72	Advanced Micro Devices, Inc. (D)(G)	420
11	Affiliated Computer Services, Inc. Class A (D)	606
42	Agilent Technologies, Inc. (D)	1,508
20	Akamai Technologies, Inc. (D)(G)	690
35	Altera Corp.	732
47	American Tower Corp. Class A (D)	1,976
34	Analog Devices, Inc.	1,087
104	Apple, Inc. (D)	17,407
20	Applera Corp. — Applied Biosystems Group	665
160	Applied Materials, Inc.	3,053
701	AT&T, Inc.	23,611
22	BMC Software, Inc. (D)	810
53	Broadcom Corp. Class A (D)	1,440
46	CA, Inc. (G)	1,064
12	CenturyTel, Inc.	443
11	Ciena Corp. (D)	246
697	Cisco Systems, Inc. (D)	16,209
38	Citizens Communications Co.	434
22	Citrix Systems, Inc. (D)	637
31	Compuware Corp. (D)	294
21	Cooper Industries Ltd.	810
186	Corning, Inc.	4,281
30	Danaher Corp. (G)	2,322
238	Dell, Inc. (D)	5,216
22	Dover Corp.	1,079
38	Electronic Arts, Inc. (D)	1,670
17	Embarq Corp.	824
244	EMC Corp. (D)	3,582
92	Emerson Electric Co.	4,555
20	Fidelity National Information Services, Inc.	749
19	Fiserv, Inc. (D)	879
1,176	General Electric Co.	31,383
27	Google, Inc. (D)	14,409
7	Harman International Industries, Inc.	285
291	Hewlett-Packard Co.	12,863
21	IAC/Interactive Corp. (D)	411
21	IMS Health, Inc.	499
676	Intel Corp.	14,515
162	International Business Machines Corp.	19,207
38	Intuit, Inc. (D)	1,045
25	Jabil Circuit, Inc.	404
27	JDS Uniphase Corp. (D)(G)	308
62	Juniper Networks, Inc. (D)(G)	1,371
20	KLA-Tencor Corp.	817
14	L-3 Communications Holdings, Inc.	1,315
11	Lexmark International, Inc. ADR (D)	376
26	Linear Technology Corp. (G)	852
40	Lockheed Martin Corp.	3,930
75	LSI Corp. (D)	461
27	MEMC Electronic Materials, Inc. (D)	1,652
22	Microchip Technology, Inc.	667
90	Micron Technology, Inc. (D)	539
945	Microsoft Corp.	25,992
7	Millipore Corp. (D)(G)	443
16	Molex, Inc.	400
266	Motorola, Inc.	1,955
25	National Semiconductor Corp.	523
41	NetApp, Inc. (D)	878
2	Nortel Networks Corp. (D)	14
66	NVIDIA Corp. (D)	1,228
468	Oracle Corp. (D)	9,826
14	PerkinElmer, Inc.	392
16	QLogic Corp. (D)	228
191	Qualcomm, Inc.	8,472
179	Qwest Communications International, Inc. (G)	705
50	Raytheon Co.	2,808
19	Rockwell Collins, Inc.	908
27	SanDisk Corp. (D)	496
337	Sprint Nextel Corp.	3,197
99	Symantec Corp. (D)	1,918
47	Tellabs, Inc. (D)	218
21	Teradata Corp. (D)	490
156	Texas Instruments, Inc.	4,393
49	Thermo Fisher Scientific, Inc. (D)(G)	2,750
23	Total System Services, Inc.	520
56	Tyco Electronics Ltd.	2,020
57	Tyco International Ltd.	2,279
23	VeriSign, Inc. (D)	870
336	Verizon Communications, Inc.	11,906
12	Waters Corp. (D)	763

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
9	Whirlpool Corp. (G)		$549
53	Windstream Corp.		651
33	Xilinx, Inc. (G)		833
162	Yahoo!, Inc. (D)		3,353

			301,056

	Transportation — 1.7%
35	Burlington Northern Santa Fe Corp.		3,451
52	Carnival Corp.		1,698
48	CSX Corp.		3,002
25	Expeditors International of Washington, Inc.		1,083
47	General Dynamics Corp.		3,962
28	Harley-Davidson, Inc.		1,011
44	Norfolk Southern Corp.		2,777
86	Southwest Airlines Co.		1,126
61	Union Pacific Corp.		4,600

			22,710

	Utilities — 4.0%
79	AES Corp. (D)		1,523
20	Allegheny Energy, Inc.		993
25	Ameren Corp. (G)		1,046
47	American Electric Power Co., Inc.		1,905
39	CenterPoint Energy, Inc.		622
27	CMS Energy Corp.		395
32	Consolidated Edison, Inc.		1,257
68	Dominion Resources, Inc.		3,240
19	DTE Energy Co.		816
149	Duke Energy Corp.		2,593
59	Dynegy Holdings, Inc. (D)		504
38	Edison International		1,977
83	El Paso Corp.		1,800
23	Entergy Corp.		2,725
77	Exelon Corp.		6,964
36	FirstEnergy Corp.		2,957
48	FPL Group, Inc.		3,160
9	Integrys Energy Group, Inc.		460
32	NiSource, Inc.		581
24	Pepco Holdings, Inc.		613
42	PG&E Corp.		1,671
12	Pinnacle West Capital Corp. (G)		367
44	PPL Corp.		2,303
31	Progress Energy, Inc.		1,288
60	Public Service Enterprise Group, Inc.		2,754
20	Questar Corp.		1,449
90	Southern Co.		3,160
75	Spectra Energy Corp.		2,148
25	TECO Energy, Inc.		535
51	Xcel Energy, Inc.		1,018

			52,824

	Total common stock (cost $1,215,880)		$1,317,718

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 3.6%
	Repurchase Agreements — 0.7%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $6,410, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $6,549)
$6,410	1.80% dated 06/30/2008		$6,410
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,533, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $2,575)
2,533	1.80% dated 06/30/2008		2,533

			8,943

Shares
	Securities Purchased with Proceeds from Security Lending — 2.8%
	Cash Collateral Reinvestment Fund:
37,316	Goldman Sachs FS Prime Obligation/Institutional Fund		37,316

Principal
Amount
	U.S. Treasury Bills — 0.1%
$1,400	1.99%, 09/11/2008 (M)(S)		1,395

	Total short-term investments (cost $47,654)		$47,654

	Total investments (cost $1,263,534) (C)	102.9%	$1,365,372
	Other assets and liabilities	(2.9)%	(38,414)

	Total net assets	100.0%	$1,326,958

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,284,771 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$342,928
Unrealized Depreciation	(262,327)

Net Unrealized Appreciation	$80,601

(D)	Currently non-income producing.
(G)	Security is partially on loan at June 30, 2008.
(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Index	34	Long	Sep 2008	$(486)

* The number of contracts does not omit 000’s.
(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford International Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 91.9%
	Australia — 2.0%
493	CSL Ltd.	$16,883

	Belgium — 1.5%
2,406	Hansen Transmissions (D)	12,828

	Brazil — 0.8%
92	Companhia Vale do Rio Doce ADR	3,281
56	Petroleo Brasileiro S.A. ADR	3,981

		7,262

	Canada — 6.8%
50	Cameco Corp.	2,144
1	Nortel Networks Corp. (D)	6
145	Potash Corp. of Saskatchewan, Inc.	33,211
198	Research In Motion Ltd. (D)	23,135

		58,496

	China — 2.3%
511	LDK Solar Co. Ltd (D)(G)	19,360

	Denmark — 5.8%
170	Carlsberg A/S Class B	16,342
255	Vestas Wind Systems A/S (D)	33,142

		49,484

	Egypt — 1.4%
193	Orascom Telecom Holding SAE GDR (G)	12,365

	Finland — 1.5%
539	Nokia Oyj	13,166

	France — 7.0%
68	Alstom RGPT (G)	15,592
117	BNP Paribas	10,516
164	Societe Generale Class A	14,195
101	Sodexo	6,616
38	Vallourec	13,118

		60,037

	Germany — 12.4%
91	Allianz SE-REG	16,014
1,541	Arcandor AG (D)(G)	17,937
542	Commerzbank AG	16,139
553	Infineon Technologies AG (D)	4,798
48	K + S AG	27,487
104	Merck KGaA	14,756
45	Wacker Chemie AG	9,345

		106,476

	Ireland — 4.4%
700	Elan Corp. plc ADR (D)(G)	24,885
456	Ryanair Holdings plc ADR (D)(G)	13,086

		37,971

	Israel — 1.2%
233	Teva Pharmaceutical Industries Ltd. ADR	10,662

	Japan — 7.4%
207	Elpida Memory, Inc. (D)	6,639
303	Komatsu Ltd.	8,470
3	Mizuho Financial Group, Inc.	12,800
55	Nintendo Co., Ltd.	31,246
96	Sony Corp.	4,212

		63,367

	Luxembourg — 0.4%
36	Arcelor	3,494

	Netherlands — 1.9%
360	ASML Holding N.V. (G)	8,817
270	Unilever N.V. CVA	7,627

		16,444

	Norway — 2.9%
548	Renewable Energy Corp. AS (D)	14,156
356	Seadrill Ltd.	10,879

		25,035

	Russia — 1.2%
99	OAO Gazprom Class S ADR	5,719
149	Vimpel-Communications ADR	4,422

		10,141

	Spain — 2.5%
148	Gamesa Corporacion Tecnologica S.A.	7,266
1,797	Iberdrola Renovables (D)	13,846

		21,112

	Switzerland — 8.3%
257	Julius Baer Holding Ltd.	17,221
325	Nestle S.A.	14,629
78	Novartis AG	4,316
23	Syngenta AG	7,363
34	Synthes, Inc.	4,733
1,096	UBS AG (D)	22,832

		71,094

	Taiwan — 1.3%
493	High Technology Computer Corp.	11,018

	United Kingdom — 18.9%
1,117	3I Group plc	18,278
11,072	Arm Holdings plc	18,691
920	Autonomy Corp. plc (D)	16,484
2,815	British Airways plc	11,990
885	Cadbury plc	11,096
3,052	Carphone Warehouse Group plc (G)	11,994
600	Compass Group plc	4,517
2,899	easyJet plc (D)(G)	15,502
388	Eurasian Natural Resources Corp. (D)	10,216
140	HBOS plc	765
56	HBOS plc Rights	12
2,161	Man Group plc	26,691
2,256	Michael Page International plc (G)	10,449
73	Xstrata plc	5,806

		162,491

	Total common stock (cost $811,731)	$789,186

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 16.6%
	Repurchase Agreements — 4.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $9,220, collateralized by FNMA 5.50%, 2038, value of $9,404)
$9,220	2.50% dated 06/30/2008		$9,220

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $9,958, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $10,156)

9,957	2.40% dated 06/30/2008		9,957
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,675, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $1,709)
1,675	2.70% dated 06/30/2008		1,675
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $14,763, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $15,057)
14,762	2.70% dated 06/30/2008		14,762
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $20, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $20)
20	1.80% dated 06/30/2008		20

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,215, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $4,299)

4,215	2.55% dated 06/30/2008		4,215

			39,849

Shares

	Securities Purchased with Proceeds from Security Lending — 12.0%
	Cash Collateral Reinvestment Fund:
102,692	Goldman Sachs FS Prime Obligation/Institutional Fund		102,692

	Total short-term investments (cost $142,541)		$142,541

	Total investments (cost $954,272) (C)	108.5%	$931,727
	Other assets and liabilities	(8.5)%	(72,917)

	Total net assets	100.0%	$858,810

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 91.89% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $956,742 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$68,517
Unrealized Depreciation	(93,532)

Net Unrealized Depreciation	$(25,015)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$176	$176	07/01/08	$—
British Pound (Buy)	653	653	07/02/08	—
British Pound (Buy)	497	497	07/03/08	—
British Pound (Buy)	35,960	35,531	09/05/08	429
British Pound (Sell)	35,960	35,461	09/05/08	(499)
Euro (Sell)	4,044	4,047	07/01/08	3
Euro (Sell)	11,554	11,545	07/01/08	(9)
Euro (Sell)	8,019	8,035	07/02/08	16
Euro (Buy)	695	695	07/03/08	—
Japanese Yen (Sell)	1,104	1,088	07/01/08	(16)
Japanese Yen (Sell)	2,757	2,753	07/02/08	(4)
Japanese Yen (Sell)	2,313	2,330	07/03/08	17
South African Rand (Sell)	1,672	1,633	07/01/08	(39)
South African Rand (Sell)	1,823	1,803	07/02/08	(20)
Swiss Franc (Buy)	4,330	4,340	07/03/08	(10)

				$(132)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	12.6

Capital Goods	9.0

Consumer Cyclical	7.1

Consumer Staples	8.8

Energy	2.4

Finance	16.0

Health Care	8.9

Services	2.5

Technology	16.7

Transportation	4.7

Utilities	3.2

Short-Term Investments	16.6

Other Assets and Liabilities	(8.5)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 94.6%
	Australia — 0.4%
594	Caltex Australia Ltd. (G)	$7,426

	Austria — 1.5%
402	OMV AG	31,389

	Brazil — 3.5%
1,451	Banco Bradesco S.A. (G)	29,685
1,470	Bolsa De Mercadorias e Futuros	12,665
228	MMX Mineracao E Metalicos S.A. (D)	7,023
319	Petroleo Brasileiro S.A. ADR	22,609

		71,982

	Canada — 4.2%
331	Brookfield Asset Management, Inc.	10,744
489	Canadian Natural Resources Ltd.	48,378
1,276	Talisman Energy, Inc. (G)	28,262

		87,384

	China — 2.8%
51,320	Bank of China Ltd. (G)	22,857
2,255	China Communications Construction Co., Ltd. (G)	3,866
7,118	China Merchants Bank Co., Ltd. (G)	22,417
76	PetroChina Co. Ltd. ADR (G)	9,768

		58,908

	Denmark — 1.0%
325	Novo Nordisk A/S	21,418

	Egypt — 0.8%
266	Orascom Telecom Holding SAE GDR (G)	16,997

	Finland — 3.0%
390	Fortum Corp.	19,742
1,744	Nokia Oyj	42,624

		62,366

	France — 9.8%
514	Air France (G)	12,253
247	AXA S.A. (G)	7,264
269	BNP Paribas (G)	24,198
270	Bouygues S.A. (G)	17,826
530	Cie Generale d’Optique Essilor International S.A. (D)(G)	32,334
866	France Telecom S.A. (G)	25,404
95	Michelin (C.G.D.E.) Class B	6,809
479	Sanofi-Aventis S.A. (G)	31,818
197	Schneider Electric S.A. (G)	21,178
408	Veolia Environment S.A. (G)	22,750

		201,834

	Germany — 6.4%
224	Allianz SE-REG	39,409
157	Deutsche Boerse AG	17,780
139	Deutsche Postbank AG (G)	12,254
151	E.On AG	30,457
291	Siemens AG	32,252

		132,152

	Hong Kong — 1.3%
11,112	Shangri-La Asia Ltd.	26,036

	India — 0.4%
384	JSW Steel Ltd.	8,068

	Ireland — 2.9%
959	Elan Corp. plc ADR (D)(G)	34,075
1,025	Ryanair Holdings plc (D)	4,528
715	Ryanair Holdings plc ADR (D)(G)	20,503

		59,106

	Israel — 2.2%
641	Israel Chemicals Ltd.	14,924
689	Teva Pharmaceutical Industries Ltd. ADR	31,556

		46,480

	Japan — 7.7%
668	Canon, Inc. (G)	34,386
466	Honda Motor Co., Ltd. (G)	15,893
13	Japan Tobacco, Inc.	57,157
754	Mitsubishi Estate Co., Ltd.	17,262
1,178	Mitsui & Co., Ltd.	26,000
1,117	Toshiba Corp. (G)	8,241

		158,939

	Luxembourg — 2.0%
422	Arcelor	41,446

	Mexico — 0.4%
516	Grupo Aeroportuario Del ADR (G)	8,563

	Netherlands — 3.1%
1,719	Aegon N.V.	22,599
1,048	ASML Holding N.V.	25,659
573	Unilever N.V. CVA	16,202

		64,460

	Norway — 2.8%
145	Aker Kvaerner (G)	3,427
1,503	Norsk Hydro ASA (G)	21,910
847	Telenor ASA (G)	15,906
182	Yara International ASA	16,100

		57,343

	Qatar — 0.3%
759	Commercial Bank of Qatar (D)(I)	6,454

	Russia — 4.1%
839	OAO Gazprom Class S ADR (G)	48,650
2,069	OAO Rosneft Oil Co. (K)	23,999
159	Uralkali (I)	11,587

		84,236

	South Africa — 2.3%
743	Impala Platinum Holdings Ltd.	29,201
1,112	MTN Group Ltd.	17,609

		46,810

	South Korea — 0.2%
43	LG Electronics, Inc. (D)	4,858

	Spain — 1.6%
1,772	Banco Santander Central Hispano S.A.	32,321

	Sweden — 1.1%
1,637	Sandvik Ab (G)	22,247

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Switzerland — 7.0%
215	ABB Ltd. (D)		$6,100
559	Julius Baer Holding Ltd.		37,500
1,329	Nestle S.A.		59,883
147	Synthes, Inc.		20,284
994	UBS AG (D)		20,711

			144,478

	United Kingdom — 19.9%
373	AstraZeneca plc		15,866
1,286	BG Group plc		33,429
862	BHP Billiton plc		33,047
2,521	British Airways plc		10,739
768	British Land Co. plc		10,802
679	Imperial Tobacco Group plc		25,222
317	Johnson Matthey plc		11,590
595	Reckitt Benckiser Group plc		30,058
1,454	SABMiller plc (G)		33,209
2,209	Smith & Nephew plc		24,231
892	Standard Chartered plc		25,252
13,958	Vodafone Group plc		41,125
2,431	Wolseley plc		18,111
1,236	Xstrata plc		98,427

			411,108

	United States — 1.9%
1,684	Invesco Ltd. (G)		40,388

	Total common stock (cost $1,973,526)		$1,955,197

EXCHANGE TRADED FUNDS — 1.8%
	United States — 1.8%
551	ishares MSCI EAFE Index Fund (G)		$37,854

	Total exchange traded funds (cost $41,470)		$37,854

	Total long-term investments (cost $2,014,996)		$1,993,051

Principal
Amount

SHORT-TERM INVESTMENTS — 19.1%
	Repurchase Agreements — 2.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $13,564, collateralized by FNMA 5.50%, 2038, value of $13,834)
$13,563	2.50% dated 06/30/2008		$13,563

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $14,649, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $14,941)

14,648	2.40% dated 06/30/2008		14,648
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,465, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $2,514)
2,464	2.70% dated 06/30/2008		2,464
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $21,718, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $22,150)
21,716	2.70% dated 06/30/2008		21,716
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $30, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $30)
30	1.80% dated 06/30/2008		30

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6,201, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $6,324)

6,200	2.55% dated 06/30/2008		6,200

			58,621

Shares

	Securities Purchased with Proceeds from Security Lending — 16.3%
	Cash Collateral Reinvestment Fund:
336,292	Navigator Prime Portfolio		336,292

	Total short-term investments (cost $394,913)		$394,913

	Total investments (cost $2,409,909) (C)	115.5%	$2,387,964
	Other assets and liabilities	(15.5)%	(319,977)

	Total net assets	100.0%	$2,067,987

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 92.59% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $2,412,446 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$142,550
Unrealized Depreciation	(167,032)

Net Unrealized Depreciation	$(24,482)

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $18,041, which represents 0.87% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2008, the market value of these securities amounted to $23,999 or 1.16% of net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$27,477	$27,498	07/02/08	$(21)
British Pound (Buy)	7,711	7,712	07/03/08	(1)
British Pound (Sell)	19,990	19,696	09/05/08	(294)
Euro (Sell)	4,726	4,734	07/01/08	8
Euro (Sell)	26,817	26,864	07/02/08	47
Euro (Buy)	2,106	2,106	07/03/08	—
Norwegian Krone (Sell)	4,499	4,520	07/02/08	21
Norwegian Krone (Sell)	3,662	3,665	07/03/08	3
Swiss Franc (Sell)	7,307	7,326	07/02/08	19

				$(218)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	16.1

Capital Goods	1.5

Consumer Cyclical	6.0

Consumer Staples	9.1

Energy	10.3

Finance	21.2

Health Care	10.2

Services	1.8

Technology	13.9

Transportation	2.8

Utilities	3.5

Short-Term Investments	19.1

Other Assets and Liabilities	(15.5)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 100.3%
	Australia — 6.2%
569	Asciano Group (G)	$1,893
1,880	Centamin Egypt Ltd. (D)	2,161
1,854	Energy World Corp., Ltd. (D)	2,081
224	Karoon Gas Australia Ltd. (D)	971
285	Karoon Gas Australia Ltd. Private Placement (A)(D)(H)(Q)	1,119
1,385	Oxiana, Ltd. (G)	3,468
386	Programmed Maintenance Services Ltd.	1,237
334	Ramsay Health Care Ltd.	2,782
219	Transfield Services Ltd.	1,556
557	Whitehaven Coal Ltd. (D)	2,386
1,145	WHK Group Ltd. (G)	1,227

		20,881

	Belgium — 1.0%
4	D’ieteren S.A.	1,158
43	Umicore	2,130

		3,288

	Brazil — 2.9%
99	Dufry South America Ltd.	2,085
27	Fertilizantes Fosfatados	2,050
158	Lupatech S.A. (D)	5,761

		9,896

	Canada — 1.3%
26	First Quantum Minerals Ltd.	1,701
271	Uranium Participation Corp. (D)(G)	2,588

		4,289

	China — 3.3%
1,500	Cosco Pacific Ltd. (G)	2,463
80	Mindray Medical International Ltd. (G)	2,982
1,492	Shandong Weigao Group Medical Polymer Co., Ltd. (G)	2,166
2,408	Sinofert Holdings Ltd. (G)	1,870
1,036	Stella International (G)	1,859

		11,340

	Cyprus — 0.5%
162	Prosafe Se (G)	1,607

	Denmark — 0.8%
34	Genmab A/S (D)	1,277
68	H. Lundbeck A/S	1,536

		2,813

	Finland — 2.5%
105	Nokian Rendaat Oyj	4,966
54	Outotec Oyj	3,449

		8,415

	France — 7.6%
34	BioMerieux S.A.	3,918
13	Cegedim S.A.	1,195
32	Compagnie Generale de Geophysique-Veritas (D)	1,516
13	Guerbet S.A.	2,715
75	Ipsen	3,854
72	Korian	2,689
128	Maurel ET Prom (G)	3,014
18	Remy Cointreau	954
132	Rhodia S.A. (G)	2,411
27	Seche Environment (G)	3,549

		25,815

	Germany — 5.2%
192	Arcandor AG (D)(G)	2,233
18	ElringKlinger AG	1,701
26	Hochtief AG	2,626
88	Kontron AG	1,207
26	MTU Aero Engines Holdings AG	842
5	Puma AG Rudolf Dassler Sport (G)	1,805
98	Rhoen-Klinikum AG	3,101
56	Stada Arzneimittel AG	3,992

		17,507

	Hong Kong — 5.6%
489	China Mengniu Dairy Co. (G)	1,384
774	Dickson Concept International	539
309	Far East Pharmaceutical Technology Co., Ltd. (A)(D)(G)(H)	—
3,970	First Pacific Co., Ltd. (G)	2,504
1,410	Hidili Industry International Development	2,464
3,115	Huabao International Holdings Ltd.	2,958
498	Kingboard Chemical Holdings Ltd.	2,297
1,836	Peace Mark Holdings Ltd. (G)	1,279
1,533	Shangri-La Asia Ltd.	3,592
2,302	Shun Tak Holdings Ltd. (G)	2,158

		19,175

	Indonesia — 0.2%
1,810	Indika Energy (D)	643

	Israel — 0.9%
338	Makhteshim-Agan Industries Ltd.	3,140

	Italy — 4.0%
286	Antichi Pellettieri S.p.A.	3,240
66	Autogrill S.p.A (D)(G)	791
125	DiaSorin S.p.A. (D)	2,638
163	Enia S.p.A. (G)	2,039
560	Immobiliare Grande Distribuzione (G)	1,650
75	Mariella Burani Fashion Group S.p.A. (G)	1,814
65	Pirelli & C. Real Estate S.p.A.	1,267

		13,439

	Japan — 25.2%
134	Aeon Delight Co., Ltd. (G)	2,744
76	AEON Mall Co., Ltd.	2,239
333	Asics Corp.	3,640
134	Benesse Corp.	5,407
165	Gunma Bank Ltd.	1,100
50	Hisamitsu Pharmaceutical Co., Inc.	2,169
343	Hitachi Metals Ltd.	5,632
282	Iino Kaiun Kaisha Ltd. (G)	2,567
27	Japan Petroleum Exploration Co., Ltd.	1,899
6	Jupiter Telecommunications Co., Ltd.	4,996
3	KK DaVinci Advisors (D)(G)	1,807
59	Kobayashi Pharmaceutical Co., Ltd. (G)	1,895
125	Mitsubishi Tanabe Pharma Corp.	1,634
100	Miura Co., Ltd. (G)	2,339
83	Modec, Inc. (G)	2,698
339	Nabtesco Corp.	5,199

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Japan — (continued)
110	OBIC Business Consultants Ltd. (G)	$4,813
29	OBIC Co., Ltd.	4,793
64	Point, Inc. (G)	1,834
1	RISA Partners, Inc. (G)	1,336
148	Securities Carbon Ltd. (G)	1,133
374	Shinko Plantech Co., Ltd.	5,779
158	Shionogi & Co., Ltd.	3,124
99	Sysmex Corp. (G)	3,886
103	Taiyo Ink Manufacturing Co., Ltd. (G)	2,242
173	Tokai Carbon Co. (G)	1,765
17	Toyoda Gosei Co., Ltd.	497
91	Toyota Boshoku Corp.	2,429
72	Unicharm Petcare Corp.	2,140
187	Yokogawa Electric Corp.	1,709

		85,445

	Liechtenstein — 0.7%
10	Verwalt & Privat-Bank AG	2,498

	Malaysia — 0.4%
4,845	Air Asia BHD (D)	1,293

	Netherlands — 2.6%
689	Dockwise Ltd. (D)(G)	2,565
99	SBM Offshore N.V. (G)	3,639
195	Spazio Investment N.V. (G)	2,628

		8,832

	Norway — 3.7%
1,318	DNO International ASA (D)(G)	2,745
54	Kongsberg Gruppen ASA	4,072
214	TGS Nopec Geophysical Co. ASA (D)(G)	2,971
398	Wavefield Inseis ASA (D)	2,814

		12,602

	Papua New Guinea — 0.5%
161	New Britain Palm Oil Ltd.	1,750

	Russia — 0.4%
132	Magnit OJSC (D)	1,528

	Singapore — 0.8%
2,313	Goodpack Ltd. (G)	2,624

	South Korea — 3.3%
13	Cheil Communications, Inc. (G)	3,009
57	Hana Tour Service, Inc.	1,876
39	Hanjin Heavy Industrial & Construction (G)	1,662
60	Hotel Shilla Co., Ltd. (G)	1,557
52	Korea Plant Service & Engineering Co., Ltd.	1,053
27	Samsung Engineering Co., Ltd.	1,985

		11,142

	Spain — 1.7%
63	Grifols S.A.	2,016
171	Laboratorios Almiral S.A.	3,706

		5,722

	Sweden — 2.2%
247	Black Earth Farming LTD — SDR (D)	1,863
160	Munters Ab (G)	1,510
201	Swedish Match Ab (G)‡	4,088

		7,461

	Switzerland — 3.5%
10	Bachem Holding AG Class B (G)	931
71	Dufry Group	6,482
118	Paris RE Holdings Ltd. (D)	2,522
62	Temenos Group AG (D)(G)	1,898

		11,833

	United Kingdom — 13.3%
73	3I Group plc	1,188
243	Admiral Group plc	3,842
35	Aveva Group plc	1,061
111	Babcock International Group plc	1,355
639	British Airways plc	2,721
285	Cape plc (D)	1,588
518	Clapham House Group plc (D)	1,096
99	Close Brothers Group plc	1,087
323	Detica Group plc	1,695
521	easyJet plc (D)(G)	2,785
489	Fenner plc	2,357
2,547	Guinness Peat Group plc	2,657
697	Hampson Industries plc	2,379
170	Hamworthy KSE	1,833
364	Lancashire Holdings Ltd.	2,208
441	Mears Group plc	2,413
147	Persimmon plc (G)	918
420	Rexam plc	3,225
1,096	Senior plc	2,138
150	Ultra Electronics Holdings plc	3,556
139	VT Group plc	1,743
605	Wolfson Microelectronics plc (D)	1,429

		45,274

	Total common stock (cost $366,142)	$340,252

Principal
Amount

SHORT-TERM INVESTMENTS — 19.2%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $777, collateralized by FNMA 5.50%, 2038, value of $793)
$777	2.50% dated 06/30/2008	$777

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $839, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $856)

839	2.40% dated 06/30/2008	839

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $141, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $144)
$141	2.70% dated 06/30/2008		$141
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,245, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $1,269)
1,245	2.70% dated 06/30/2008		1,245
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $2)
2	1.80% dated 06/30/2008		2

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $355, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $362)

355	2.55% dated 06/30/2008		355

			3,359

Shares

	Securities Purchased with Proceeds from Security Lending — 18.2%
	Cash Collateral Reinvestment Fund:
61,566	Navigator Prime Portfolio		61,566

	Total short-term investments (cost $64,925)		$64,925

	Total investments (cost $431,067) (C)	119.5%	$405,177
	Other assets and liabilities	(19.5)%	(66,090)

	Total net assets	100.0%	$339,087

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 100.34% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $432,446 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,422
Unrealized Depreciation	(51,691)

Net Unrealized Depreciation	$(27,269)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $1,119, which represents 0.33% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions setting in the future.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2008 was $946.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
03/2004 – 05/2004	309	Far East Pharmaceutical Technology Co., Ltd.	$445
06/2008	285	Karoon Gas Australia Ltd. Private Placement	946

The aggregate value of these securities at June 30, 2008 was $1,119 which represents 0.33% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$79	$79	07/01/08	$—
Australian Dollar (Buy)	92	93	07/02/08	(1)
British Pound (Buy)	486	485	07/01/08	1
British Pound (Buy)	184	184	07/02/08	—
British Pound (Buy)	1,783	1,783	07/03/08	—
Danish Krone (Buy)	1,537	1,538	07/03/08	(1)
Euro (Buy)	997	999	07/01/08	(2)
Euro (Buy)	721	721	07/02/08	—
Euro (Sell)	952	952	07/03/08	—
Japanese Yen (Sell)	415	409	07/01/08	(6)
Japanese Yen (Buy)	31	31	07/03/08	—
Norwegian Krone (Buy)	330	332	07/01/08	(2)

Norwegian Krone (Buy)	149	149	07/03/08	—
Swedish Krona (Sell)	1,582	1,593	07/01/08	11
Swedish Krona (Buy)	114	114	07/03/08	—
Swiss Franc (Buy)	247	246	07/01/08	1

				$1

(W)	See Note 2b of Notes Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	16.2

Capital Goods	4.1

Consumer Cyclical	14.4

Consumer Staples	3.9

Energy	9.2

Finance	8.4

Health Care	15.6

Services	12.2

Technology	8.4

Transportation	6.1

Utilities	1.8

Short-Term Investments	19.2

Other Assets and Liabilities	(19.5)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 99.2%
	Basic Materials — 4.5%
9	AK Steel Holding Corp.	$635
7	Arch Coal, Inc. (G)	491
11	Church & Dwight Co., Inc.	603
3	Consol Energy, Inc.	308
17	Crown Holdings, Inc. (D)	442
7	FMC Corp.	565
1	Foundation Coal Holdings, Inc.	113
11	Massey Energy Co.	997
13	Owens-Illinois, Inc. (D)	539
5	Praxair, Inc.	490
6	Southern Copper Corp. (G)	605
5	Valmont Industries, Inc.	542

		6,330

	Capital Goods — 9.6%
9	3M Co.	591
8	AGCO Corp. (D)	420
6	Baker Hughes, Inc.	489
19	Boeing Co.	1,262
11	Bucyrus International, Inc.	818
7	Cameron International Corp. (D)	400
11	Caterpillar, Inc. (G)	823
7	Deere & Co.	534
4	Flowserve Corp.	574
5	FMC Technologies, Inc. (D)	392
16	Graco, Inc. (G)	598
22	Hasbro, Inc.	772
16	Honeywell International, Inc.	799
11	Joy Global, Inc.	819
8	National Oilwell Varco, Inc. (D)	683
8	Parker-Hannifin Corp.	549
19	Pitney Bowes, Inc.	644
6	Smith International, Inc.	482
15	Toro Co. (G)	500
11	United Technologies Corp.	654
23	Varian Semiconductor Equipment Associates, Inc. (D)(G)	815

		13,618

	Consumer Cyclical — 11.5%
12	Abercrombie & Fitch Co. Class A (G)	759
13	Advance Automotive Parts, Inc.	517
72	Altria Group, Inc.	1,480
8	Amazon.com, Inc. (D)(G)	572
8	AutoZone, Inc. (D)(G)	992
21	Best Buy Co., Inc. (G)	834
18	Big Lots, Inc. (D)(G)	547
16	Burger King Holdings, Inc.	423
18	Coach, Inc. (D)	508
6	Costco Wholesale Corp. (G)	435
19	eBay, Inc. (D)	523
16	Fastenal Co. (G)	686
9	Foster Wheeler Ltd. (D)	673
5	GameStop Corp. Class A (D)	218
22	Hanesbrands, Inc. (D)(G)	605
27	McDonald’s Corp.	1,529
9	Mosaic Co. (D)	1,307
13	MSC Industrial Direct Co., Inc.	551
16	NIKE, Inc. Class B	928
9	Patterson Cos., Inc. (D)(G)	262
20	Urban Outfitters, Inc. (D)(G)	618
25	Wal-Mart Stores, Inc.	1,419

		16,386

	Consumer Staples — 5.0%
9	Anheuser-Busch Cos., Inc.	567
12	Avon Products, Inc.	419
23	Coca-Cola Co.	1,185
13	Colgate-Palmolive Co.	920
10	H.J. Heinz Co.	494
26	PepsiCo, Inc.	1,670
17	Philip Morris International, Inc.	835
16	Procter & Gamble Co.	990

		7,080

	Energy — 12.7%
12	Chesapeake Energy Corp. (G)	772
5	Constellation Energy Group, Inc.	426
10	ENSCO International, Inc.	782
6	EOG Resources, Inc.	722
17	Exxon Mobil Corp.	1,540
26	Frontier Oil Corp.	615
16	Halliburton Co.	824
9	Hess Corp.	1,085
11	Holly Corp. (G)	399
13	Mariner Energy, Inc. (D)	473
2	Nabors Industries Ltd. (D)(G)	92
8	Noble Corp.	526
4	Noble Energy, Inc.	432
15	Occidental Petroleum Corp.	1,357
22	Patterson-UTI Energy, Inc.	775
5	Plains Exploration & Production Co. (D)	387
17	Schlumberger Ltd.	1,805
13	Sunoco, Inc. (G)	517
9	Tidewater, Inc. (G)	580
8	Transocean, Inc.	1,218
6	Unit Corp. (D)	498
13	W&T Offshore, Inc. (G)	761
12	Weatherford International Ltd. (D)	580
4	Whiting Petroleum Corp. (D)	467
10	Williams Cos., Inc.	415
1	XTO Energy, Inc.	79

		18,127

	Finance — 5.2%
20	Charles Schwab Corp.	416
1	CME Group, Inc. (G)	461
14	Eaton Vance Corp.	540
21	Federated Investors, Inc. (G)	733
1	Franklin Resources, Inc.	78
4	IntercontinentalExchange, Inc. (D)	410
5	Mastercard, Inc. (G)	1,317
1	Northern Trust Corp.	73
9	Nymex Holdings, Inc. (G)	771
9	T. Rowe Price Group, Inc. (G)	520
3	UnitedHealth Group, Inc.	68
9	Visa, Inc. (D)	699
19	Wellcare Health Plans, Inc. (D)	670
28	Western Union Co.	686

		7,442

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Health Care — 12.3%
22	Abbott Laboratories	$1,140
1	Bard (C.R.), Inc.	64
9	Baxter International, Inc.	582
8	Becton, Dickinson & Co.	626
14	Biogen Idec, Inc. (D)	805
3	Cardinal Health, Inc.	149
20	CVS/Caremark Corp.	795
3	Eli Lilly & Co.	156
11	Genentech, Inc. (D)	839
18	Gilead Sciences, Inc. (D)	953
28	Herbalife Ltd. (G)	1,088
2	Intuitive Surgical, Inc. (D)	621
17	Invitrogen Corp. (D)(G)	683
13	Johnson & Johnson	818
7	McKesson Corp.	386
9	Medco Health Solutions, Inc. (D)	420
23	Medtronic, Inc.	1,208
3	Merck & Co., Inc.	119
14	Monsanto Co.	1,749
41	NBTY, Inc. (D)	1,317
12	Pharmaceutical Product Development, Inc.	510
16	St. Jude Medical, Inc. (D)	672
12	Varian Medical Systems, Inc. (D)(G)	625
44	Watson Pharmaceuticals, Inc. (D)(G)	1,206

		17,531

	Services — 7.1%
15	Autodesk, Inc. (D)	494
10	Brink’s Co.	661
9	C.H. Robinson Worldwide, Inc.	483
20	Choice Hotels International, Inc. (G)	522
16	Cognizant Technology Solutions Corp. (D)	527
5	Comcast Corp. Class A	95
25	DirecTV Group, Inc. (D)(G)	652
15	DISH Network Corp. (D)	436
15	DreamWorks Animation SKG, Inc. (D)	441
15	Express Scripts, Inc. (D)	966
7	Factset Research Systems, Inc. (G)	417
4	Fluor Corp.	765
6	FTI Consulting, Inc. (D)	424
5	ITT Educational Services, Inc. (D)	397
14	Omnicom Group, Inc.	615
24	Paychex, Inc.	763
33	SEI Investments Co.	778
2	United Parcel Service, Inc. Class B	119
17	Viacom, Inc. Class B (D)	531
3	Walt Disney Co.	85

		10,171

	Technology — 26.8%
12	Adobe Systems, Inc. (D)	461
10	Ansys, Inc. (D)	471
19	Apple, Inc. (D)	3,106
34	Applied Materials, Inc.	653
105	Cisco Systems, Inc. (D)	2,445
27	Corning, Inc.	627
48	Dell, Inc. (D)	1,059
15	Dolby Laboratories, Inc. Class A (D)	592
9	Dun & Bradstreet Corp.	771
36	EMC Corp. (D)	522
12	Emerson Electric Co.	615
6	First Solar, Inc. (D)(G)	1,708
11	FLIR Systems, Inc. (D)	463
12	Garmin Ltd. (G)	498
11	Global Payments, Inc.	505
4	Google, Inc. (D)	1,867
38	Hewlett-Packard Co.	1,682
85	Intel Corp.	1,829
21	International Business Machines Corp.	2,509
14	Lam Research Corp. (D)	492
8	Lockheed Martin Corp.	807
17	MEMC Electronic Materials, Inc. (D)	1,023
15	Microchip Technology, Inc. (G)	468
143	Microsoft Corp.	3,931
7	Millipore Corp. (D)	475
22	NetApp, Inc. (D)	474
1	Nortel Networks Corp. (D)	11
35	NVIDIA Corp. (D)	661
78	Oracle Corp. (D)	1,638
31	Qualcomm, Inc.	1,363
25	Red Hat, Inc. (D)(G)	511
3	Rockwell Collins, Inc.	160
9	Salesforce.com, Inc. (D)	580
26	SanDisk Corp. (D)	481
23	Seagate Technology	432
30	Texas Instruments, Inc.	848
13	Total System Services, Inc. (G)	291
22	Western Digital Corp. (D)	756
18	Yahoo!, Inc. (D)	364

		38,149

	Transportation — 3.9%
6	Burlington Northern Santa Fe Corp.	629
20	CSX Corp.	1,281
15	Frontline Ltd.	1,026
15	Kirby Corp. (D)	739
10	McDermott International, Inc. (D)	631
5	Norfolk Southern Corp.	289
13	Union Pacific Corp.	974

		5,569

	Utilities — 0.6%
9	Public Service Enterprise Group, Inc.	409
7	Sunpower Corp. (D)(G)	468

		877

	Total common stock (cost $142,889)	$141,280

EXCHANGE TRADED FUNDS — 0.6%
	Other Investment Pools and Funds — 0.6%
15	iShares Russell 1000 (G)	$828

	Total exchange traded funds (cost $886)	$828

	Total long-term investments (cost $143,775)	$142,108

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 12.8%
	Repurchase Agreements — 0.1%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $99, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $101)
$99	1.80% dated 06/30/2008		$99
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $39, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $40)
39	1.80% dated 06/30/2008		39

			138

Shares

	Securities Purchased with Proceeds from Security Lending — 12.7%
	Cash Collateral Reinvestment Fund:
18,034	Navigator Prime Portfolio		18,034

Principal
Amount

	U.S. Treasury Bills — 0.0%
$50	1.99%, 09/11/2008 (M)		50

	Total short-term investments (cost $18,222)		$18,222

	Total investments (cost $161,997) (C)	112.6%	$160,330
	Other assets and liabilities	(12.6)%	(17,886)

	Total net assets	100.0%	$142,444

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.01% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $162,904 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,478
Unrealized Depreciation	(9,052)

Net Unrealized Depreciation	$(2,574)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 96.2%
	Basic Materials — 14.9%
533	Agrium, Inc.	$57,276
505	Arch Coal, Inc.	37,905
279	Ball Corp.	13,315
151	Century Aluminum Co. (D)(G)	10,066
187	CF Industries Holdings, Inc.	28,619
334	Cleveland-Cliffs, Inc.	39,762
312	Consol Energy, Inc.	35,026
566	FMC Corp.	43,854
264	Lupatech S.A. (D)	9,658
300	Nucor Corp.	22,386
166	Peabody Energy Corp.	14,599
62	Precision Castparts Corp.	5,927
671	Sealed Air Corp. (G)	12,746
330	Teck Cominco Ltd.	15,833
640	Terra Industries, Inc.	31,594
343	Thompson Creek Metals Co., Inc (D)	6,695
147	United States Steel Corp.	27,107

		412,368

	Capital Goods — 3.1%
209	Alliant Techsystems, Inc. (D)(G)	21,231
782	Kennametal, Inc.	25,457
249	Scientific Games Corp. Class A (D)(G)	7,368
116	Toro Co. (G)	3,846
212	Vestas Wind Systems A/S (D)	27,537

		85,439

	Consumer Cyclical — 9.6%
923	BJ’s Wholesale Club, Inc. (D)	35,732
514	BorgWarner, Inc.	22,811
403	Chicago Bridge & Iron Co. N.V.	16,035
575	Dick’s Sporting Goods, Inc. (D)(G)	10,204
317	Foster Wheeler Ltd. (D)	23,196
88	Gildan Activewear, Inc. (D)(G)	2,275
1,934	Li & Fung Ltd. (G)	5,836
515	Liz Claiborne, Inc.	7,294
28	NVR, Inc. (D)(G)	13,802
716	O’Reilly Automotive, Inc. (D)	15,998
611	PACCAR, Inc.	25,575
994	Patterson Cos., Inc. (D)	29,202
291	Sotheby’s Holdings	7,663
1,175	Supervalu, Inc.	36,283
256	Tiffany & Co. (G)	10,412
125	Under Armour, Inc. Class A (D)(G)	3,210

		265,528

	Consumer Staples — 1.6%
743	Avon Products, Inc.	26,763
334	Clorox Co.	17,440

		44,203

	Energy — 11.0%
567	Cie Gen Geophysique ADR (D)	26,768
160	Diamond Offshore Drilling, Inc. (G)	22,207
861	Forest Oil Corp. (D)	64,107
466	Noble Energy, Inc.	46,891
665	Seadrill Ltd. (G)	20,301
587	St. Mary Land & Exploration Co.	37,969
1,309	UGI Corp.	37,593
512	Ultra Petroleum Corp. (D)	50,249

		306,085

	Finance — 9.0%
5,353	Aberdeen Asset Management plc	14,037
96	Blackrock, Inc. (G)	16,957
700	Bovespa Holding S.A.	8,643
400	Comerica, Inc. (G)	10,252
179	Everest Re Group Ltd.	14,268
363	Forest City Enterprises, Inc. Class A (G)	11,689
702	Humana, Inc. (D)	27,911
346	Kimco Realty Corp. (G)	11,930
349	MSCI, Inc. (D)	12,673
316	Popular, Inc. (G)	2,085
168	T. Rowe Price Group, Inc. (G)	9,459
967	Unum Group	19,767
489	Waddell and Reed Financial, Inc. Class A	17,127
1,343	Washington Mutual, Inc. (G)	6,624
2,124	Western Union Co.	52,515
31	White Mountains Insurance Group Ltd.	13,299

		249,236

	Health Care — 12.1%
743	Amylin Pharmaceuticals, Inc. (D)(G)	18,860
829	Barr Pharmaceuticals, Inc. (D)	37,362
712	Beckman Coulter, Inc.	48,102
200	Cephalon, Inc. (D)(G)	13,356
234	Charles River Laboratories International, Inc. (D)	14,944
1,330	Community Health Systems, Inc. (D)	43,870
585	Elan Corp. plc ADR (D)	20,783
272	ImClone Systems, Inc. (D)	10,993
638	Perrigo Co.	20,272
627	Regeneron Pharmaceuticals, Inc. (D)	9,058
692	Sepracor, Inc. (D)(G)	13,785
773	St. Jude Medical, Inc. (D)	31,592
681	Universal Health Services, Inc. Class B	43,065
261	Vertex Pharmaceuticals, Inc. (D)	8,736

		334,778

	Services — 14.0%
3,149	Allied Waste Industries, Inc. (D)	39,737
280	Apollo Group, Inc. Class A (D)	12,379
691	Autodesk, Inc. (D)	23,346
306	C.H. Robinson Worldwide, Inc.	16,764
1,222	Cadence Design Systems, Inc. (D)	12,338
120	DeVry, Inc.	6,429
1,165	DreamWorks Animation SKG, Inc. (D)	34,738
1,192	Equifax, Inc. (D)	40,072
349	Factset Research Systems, Inc. (G)	19,664
88	Fluor Corp.	16,431
214	Focus Media Holding Ltd. ADR (D)	5,924
388	ITT Educational Services, Inc. (D)(G)	32,085
707	Manpower, Inc.	41,199
1,545	Republic Services, Inc.	45,872
1,116	Robert Half International, Inc.	26,762
65	Strayer Education, Inc.	13,610

		387,350

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Technology — 15.6%
503	Activision, Inc. (D)		$17,147
976	Altera Corp.		20,197
358	American Tower Corp. Class A (D)		15,126
963	BMC Software, Inc. (D)		34,650
560	Ciena Corp. (D)(G)		12,984
118	Ctrip.Com International Ltd.		5,390
700	Electronic Arts, Inc. (D)		31,119
324	Equinix, Inc. (D)(G)		28,871
863	FLIR Systems, Inc. (D)(G)		35,000
679	Global Payments, Inc.		31,637
634	Lam Research Corp. (D)		22,930
523	Linear Technology Corp. (G)		17,031
1,151	McAfee, Inc. (D)		39,172
84	National Instruments Corp.		2,380
879	NCR Corp. (D)		22,161
367	NetApp, Inc. (D)		7,945
1,204	Red Hat, Inc. (D)(G)		24,917
645	Teradata Corp. (D)		14,921
1,270	VeriSign, Inc. (D)(G)		48,002

			431,580

	Transportation — 3.1%
244	Con-way, Inc.		11,550
269	Expeditors International of Washington, Inc.		11,567
624	J.B. Hunt Transport Services, Inc. (G)		20,780
543	Kansas City Southern (D)(G)		23,891
350	Landstar System, Inc.		19,300

			87,088

	Utilities — 2.2%
1,198	DPL, Inc. (G)		31,601
1,184	Northeast Utilities		30,235

			61,836

	Total common stock (cost $2,506,815)		$2,665,491

Principal
Amount

SHORT-TERM INVESTMENTS — 16.4%
	Repurchase Agreements — 4.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $25,417, collateralized by FNMA 5.50%, 2038, value of $25,923)
$25,415	2.50% dated 06/30/2008		$25,415

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $27,450, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $27,997)

27,448	2.40% dated 06/30/2008		27,448
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,619, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $4,711)
4,618	2.70% dated 06/30/2008		4,618
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $40,696, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $41,507)
40,693	2.70% dated 06/30/2008		40,693
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $56, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $56)
56	1.80% dated 06/30/2008		56

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $11,619, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $11,851)

11,618	2.55% dated 06/30/2008		11,618

			109,848

Shares

	Securities Purchased with Proceeds from Security Lending — 12.4%
	Cash Collateral Reinvestment Fund:
343,422	Navigator Prime Portfolio		343,422

	Total short-term investments (cost $453,270)		$453,270

	Total investments (cost $2,960,085) (C)	112.6%	$3,118,761
	Other assets and liabilities	(12.6)%	(348,190)

	Total net assets	100.0%	$2,770,571

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.77% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $2,960,860 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$375,718
Unrealized Depreciation	(217,817)

Net Unrealized Appreciation	$157,901

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 99.4%
	Basic Materials — 8.4%
2	Airgas, Inc.	$145
5	AK Steel Holding Corp.	314
2	Alpha Natural Resources, Inc. (D)	172
6	Arch Coal, Inc.	465
4	Celanese Corp.	201
4	CF Industries Holdings, Inc.	657
2	Church & Dwight Co., Inc. (G)	126
4	Cleveland-Cliffs, Inc. (G)	456
3	Consol Energy, Inc.	320
6	Massey Energy Co.	546
5	Precision Castparts Corp.	491
11	Terra Industries, Inc.	548

		4,441

	Capital Goods — 8.2%
3	AGCO Corp. (D)	147
4	Alliant Techsystems, Inc. (D)(G)	369
5	Bucyrus International, Inc.	361
4	Cameron International Corp. (D)	201
2	Cummins, Inc.	138
3	FMC Technologies, Inc. (D)	223
6	Hasbro, Inc.	218
9	International Game Technology (G)	232
1	Intrepid Postash, Inc. (D)	33
5	Joy Global, Inc.	409
3	Oil States International, Inc. (D)	181
5	Parker-Hannifin Corp.	353
6	Pitney Bowes, Inc. (G)	207
6	Rockwell Automation, Inc. (G)	260
4	Smith International, Inc. (G)	305
2	SPX Corp.	235
5	Textron, Inc.	236
6	Varian Semiconductor Equipment Associates, Inc. (D)	200

		4,308

	Consumer Cyclical — 10.8%
9	Abercrombie & Fitch Co. Class A (G)	567
6	Advance Automotive Parts, Inc.	235
3	AutoZone, Inc. (D)	372
15	Coach, Inc. (D)	427
5	Dollar Tree, Inc. (D)	154
10	Foster Wheeler Ltd. (D)	743
9	Gap, Inc.	147
5	Hanesbrands, Inc. (D)	138
8	Hill-Rom Holdings, Inc. (G)	206
19	Limited Brands, Inc.	312
4	MSC Industrial Direct Co., Inc. (G)	190
—	NVR, Inc. (D)(G)	146
2	Polo Ralph Lauren Corp.	132
50	Pulte Homes, Inc.	479
4	Quanta Services, Inc. (D)	121
7	Ross Stores, Inc. (G)	259
11	Starbucks Corp. (D)	175
3	Tiffany & Co.	115
5	TJX Cos., Inc. (G)	170
13	Urban Outfitters, Inc. (D)(G)	416
5	Yum! Brands, Inc. (G)	180

		5,684

	Consumer Staples — 3.0%
7	Avon Products, Inc. (G)	250
7	H.J. Heinz Co.	316
10	Hershey Co.	338
10	Lorillard, Inc. (D)	687

		1,591

	Energy — 11.7%
2	Constellation Energy Group, Inc.	185
6	Denbury Resources, Inc. (D)	216
2	Diamond Offshore Drilling, Inc.	219
4	Encore Acquisition Co. (D)	323
5	ENSCO International, Inc. (G)	380
6	Frontier Oil Corp. (G)	150
4	Murphy Oil Corp.	392
3	Nabors Industries Ltd. (D)(G)	167
7	Noble Corp.	429
4	Noble Energy, Inc.	443
2	Oceaneering International, Inc. (D)	162
8	Patterson-UTI Energy, Inc.	296
5	Plains Exploration & Production Co. (D)	336
6	Pride International, Inc. (D)	265
3	Range Resources Corp.	201
7	Southwestern Energy Co. (D)	343
3	St. Mary Land & Exploration Co.	168
9	Sunoco, Inc. (G)	385
15	Tesoro Corp. (G)	291
4	Tidewater, Inc.	263
6	W&T Offshore, Inc. (G)	328
2	Whiting Petroleum Corp. (D)	249

		6,191

	Finance — 7.7%
2	Affiliated Managers Group, Inc. (D)	171
5	Axis Capital Holdings Ltd.	158
7	Cigna Corp.	237
7	Federated Investors, Inc. (G)	251
11	Health Net, Inc. (D)	268
4	IntercontinentalExchange, Inc. (D)	433
7	Janus Capital Group, Inc.	175
4	Lazard, Ltd.	137
6	Northern Trust Corp. (G)	422
6	Nymex Holdings, Inc. (G)	481
5	Ryder System, Inc.	351
8	T. Rowe Price Group, Inc. (G)	435
15	Waddell and Reed Financial, Inc. Class A	522

		4,041

	Health Care — 9.8%
4	Allergan, Inc. (G)	223
14	Amylin Pharmaceuticals, Inc. (D)	357
5	Cephalon, Inc. (D)	312
4	Coventry Health Care, Inc. (D)(G)	125
8	Endo Pharmaceuticals Holdings, Inc. (D)(G)	187
8	Forest Laboratories, Inc. (D)	282
6	Herbalife Ltd. (G)	234
1	Intuitive Surgical, Inc. (D)(G)	272
11	Kinetic Concepts, Inc. (D)(G)	423
5	Laboratory Corp. of America Holdings (D)(G)	327
9	Lincare Holdings, Inc. (D)	256
7	Omnicare, Inc.	184
6	Pharmaceutical Product Development, Inc.	266

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
34	Sepracor, Inc. (D)(G)	$673
9	St. Jude Medical, Inc. (D)	377
11	Vertex Pharmaceuticals, Inc. (D)	372
12	Watson Pharmaceuticals, Inc. (D)	326

		5,196

	Services — 11.7%
5	Apollo Group, Inc. Class A (D)	237
13	Autodesk, Inc. (D)(G)	429
4	C.H. Robinson Worldwide, Inc. (G)	236
3	DeVry, Inc.	145
7	DISH Network Corp. (D)	211
5	DreamWorks Animation SKG, Inc. (D)	149
5	Equifax, Inc. (D)	182
9	Express Scripts, Inc. (D)(G)	547
3	Fluor Corp.	499
3	Harsco Corp.	151
20	Hlth Corp. (D)	228
3	ITT Educational Services, Inc. (D)	242
4	Jacobs Engineering Group, Inc. (D)(G)	294
3	Lamar Advertising Co. (D)	122
5	Liberty Global, Inc. (D)(G)	152
8	Liberty Media Corp. — Entertainment (D)	189
5	Marriott International, Inc. Class A	142
5	McGraw-Hill Cos., Inc.	205
6	Monster Worldwide, Inc. (D)	120
15	Paychex, Inc. (G)	473
4	Pediatrix Medical Group, Inc. (D)	195
2	Priceline.com, Inc. (D)	199
6	Robert Half International, Inc.	144
7	SEI Investments Co.	175
8	Starwood Hotels & Resorts	308
1	Strayer Education, Inc.	176

		6,150

	Technology — 24.6%
11	Activision, Inc. (D)	370
105	Advanced Micro Devices, Inc. (D)	612
7	Agilent Technologies, Inc. (D)(G)	247
10	American Tower Corp. Class A (D)	421
4	AMETEK, Inc.	198
11	Analog Devices, Inc. (G)	356
11	BMC Software, Inc. (D)(G)	400
22	Broadcom Corp. Class A (D)	591
15	Ciena Corp. (D)	356
6	Citrix Systems, Inc. (D)	165
10	Cypress Semiconductor Corp. (D)	238
4	Dover Corp.	213
4	Dun & Bradstreet Corp.	338
7	Electronic Arts, Inc. (D)	320
5	Fiserv, Inc. (D)(G)	229
24	Integrated Device Technology, Inc. (D)	235
14	International Rectifier Corp. (D)	260
22	JDS Uniphase Corp. (D)	253
12	Juniper Networks, Inc. (D)	269
4	KLA-Tencor Corp.	159
3	Leap Wireless International, Inc. (D)	145
24	LSI Corp. (D)(G)	149
4	MEMC Electronic Materials, Inc. (D)	242
5	National Instruments Corp.	128
18	National Semiconductor Corp.	372
26	NetApp, Inc. (D)(G)	565
33	NVIDIA Corp. (D)(G)	612
4	Salesforce.com, Inc. (D)	275
30	SanDisk Corp. (D)	557
19	SBA Communications Corp. (D)	674
29	Seagate Technology (G)	554
7	Sohu.com, Inc. (D)	514
10	Telephone and Data Systems, Inc. (G)	483
6	Teradata Corp. (D)	133
7	Total System Services, Inc.	160
5	VeriSign, Inc. (D)(G)	191
3	Waters Corp. (D)	224
16	Western Digital Corp. (D)(G)	565
9	Xilinx, Inc.	225

		12,998

	Transportation — 1.5%
23	AMR Corp. (D)	119
6	Frontline Ltd. (G)	453
3	McDermott International, Inc. (D)	210

		782

	Utilities — 2.0%
10	Calpine Corp. (D)	214
4	Mirant Corp. (D)	145
7	NRG Energy, Inc. (D)	300
3	PPL Corp.	167
3	Questar Corp.	210

		1,036

	Total common stock (cost $53,059)	$52,418

EXCHANGE TRADED FUNDS — 0.3%
	Other Investment Pools and Funds — 0.3%
2	iShares Russell Midcap Growth (G)	$159

	Total exchange traded funds (cost $167)	$159

	Total long-term investments (cost $53,227)	$52,577

Principal
Amount

SHORT-TERM INVESTMENTS — 26.3%
	Repurchase Agreements — 3.4%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,300, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $1,328)
$1,299	1.80% dated 06/30/2008	$1,299
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $514, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $522)
514	1.80% dated 06/30/2008	514

		1,813

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Securities Purchased with Proceeds from Security Lending — 22.7%
	Cash Collateral Reinvestment Fund:
11,981	Navigator Prime Portfolio		$11,981

Principal
Amount

	U.S. Treasury Bills — 0.2%
$75	1.99%, 09/11/2008 (M)		75

	Total short-term investments (cost $13,869)		$13,869

	Total investments (cost $67,096) (C)	126.0%	$66,446
	Other assets and liabilities	(26.0)%	(13,718)

	Total net assets	100.0%	$52,728

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.98% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $67,188 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,708
Unrealized Depreciation	(2,450)

Net Unrealized Depreciation	$(742)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 98.0%
	Basic Materials — 16.2%
136	Agrium, Inc. (G)	$14,636
8	Arch Coal, Inc. (G)	630
236	Celanese Corp.	10,767
83	Cleveland-Cliffs, Inc.	9,893
9	Cytec Industries, Inc.	469
244	FMC Corp.	18,919
162	Greif, Inc.	10,373
12,730	Kingboard Laminates Holdings	7,534
132	Owens-Illinois, Inc. (D)	5,486
326	Pactiv Corp. (D)	6,915
292	Pentair, Inc. (G)	10,215
399	Rhodia S.A.	7,309
77	Ternium S.A. ADR (G)	3,230
1,117	Uranium One, Inc. (D)	5,256
352	USEC, Inc. (D)(G)	2,138

		113,770

	Capital Goods — 7.0%
15	AGCO Corp. (D)	802
120	Alliant Techsystems, Inc. (D)(G)	12,222
275	Kennametal, Inc.	8,941
570	Teradyne, Inc. (D)	6,305
77	Toro Co. (G)	2,552
531	Varian Semiconductor Equipment Associates, Inc. (D)	18,487

		49,309

	Consumer Cyclical — 8.5%
405	American Eagle Outfitters, Inc.	5,523
5,788	Buck Holdings L.P. (A)(D)(H)	5,210
167	Copart, Inc. (D)	7,138
148	Liz Claiborne, Inc. (G)	2,094
290	MDC Holdings, Inc.	11,324
271	Newell Rubbermaid, Inc.	4,555
371	TRW Automotive Holdings Corp. (D)	6,852
186	United Stationers, Inc. (D)(G)	6,854
48	V.F. Corp.	3,438
146	Wabco Holdings, Inc.	6,766

		59,754

	Consumer Staples — 6.7%
15	Bunge Ltd. Finance Corp. (G)	1,619
5,494	Chaoda Modern Agriculture	6,951
245	Cosan Ltd. (D)(G)	3,099
510	Dean Foods Co. (D)	10,002
515	Marfig Frigorificos E Comer	6,518
18,413	Marine Harvest (D)	13,487
31	Perdigao S.A.	844
85	Pilgrim’s Pride Corp. (G)	1,108
176	Smithfield Foods, Inc. (D)(G)	3,507

		47,135

	Energy — 6.9%
421	Brasil EcoDiesel ADR (D)	1,093
758	Brasil EcoDiesel Industria (D)(I)	1,968
210	Cie Gen Geophysique ADR (D)(G)	9,928
276	Newfield Exploration Co. (D)	18,009
43	Noble Energy, Inc.	4,274
471	UGI Corp.	13,520

		48,792

	Finance — 16.7%
105	Affiliated Managers Group, Inc. (D)(G)	9,420
733	CIT Group, Inc. (G)	4,990
183	Comerica, Inc. (G)	4,698
97	Everest Re Group Ltd.	7,692
264	Genesis Lease Ltd. (G)	2,725
133	Humana, Inc. (D)	5,285
786	Huntington Bancshares, Inc. (G)	4,532
99	LaSalle Hotel Properties	2,488
313	Liberty Property Trust (G)	10,369
121	M&T Bank Corp. (G)	8,550
164	National City Corp.	784
530	PHH Corp. (D)	8,136
260	Platinum Underwriters Holdings Ltd.	8,488
918	Popular, Inc. (G)	6,053
285	Reinsurance Group of America, Inc. (G)	12,399
1,718	Sovereign Bancorp, Inc. (G)	12,642
374	Unum Group	7,644

		116,895

	Health Care — 9.1%
398	Barr Pharmaceuticals, Inc. (D)	17,946
216	Cooper Co., Inc. (G)	8,010
445	Endo Pharmaceuticals Holdings, Inc. (D)(G)	10,760
1,174	Impax Laboratories, Inc. (A)(D)(H)	9,395
442	Theravance, Inc. (D)(G)	5,241
284	West Pharmaceutical Services (G)	12,300

		63,652

	Services — 4.7%
332	CACI International, Inc. Class A (D)(G)	15,177
313	R.R. Donnelley & Sons Co.	9,284
201	URS Corp. (D)	8,432

		32,893

	Technology — 14.1%
552	Arrow Electronics, Inc. (D)	16,957
72	Dover Corp.	3,468
139	Embarq Corp.	6,575
737	Fairchild Semiconductor International, Inc. (D)	8,647
9,890	First Pacific Co., Ltd.	6,237
1,226	Flextronics International Ltd. (D)	11,522
809	JDS Uniphase Corp. (D)(G)	9,185
334	McAfee, Inc. (D)	11,356
148	NCR Corp. (D)	3,719
452	Solar Cayman Ltd. (A)(D)(H)	6,223
117	Teleflex, Inc.	6,493
615	Virgin Media, Inc. (G)	8,365

		98,747

	Transportation — 2.4%
1,147	Northwest Airlines Corp. (D)(G)	7,639
491	Werner Enterprises, Inc. (G)	9,115

		16,754

	Utilities — 5.7%
455	Northeast Utilities	11,603
105	SBM Offshore N.V.	3,881
804	Sierra Pacific Resources	10,214
317	Wisconsin Energy Corp.	14,330

		40,028

	Total common stock (cost $719,175)	$687,729

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

PREFERRED STOCK — 0.8%
	Finance — 0.8%
—	National City Corp. (A)(D)(H)(X)		$6,010

	Total preferred stock (cost $7,000)		$6,010

	Total long-term investments (cost $726,175)		$693,739

Principal
Amount

SHORT-TERM INVESTMENTS — 21.0%
	Repurchase Agreements — 1.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,050, collateralized by FNMA 5.50%, 2038, value of $2,091)
$2,050	2.50% dated 06/30/2008		$2,050

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,215, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $2,259)

2,214	2.40% dated 06/30/2008		2,214
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $373, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $380)
373	2.70% dated 06/30/2008		373
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,283, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $3,349)
3,283	2.70% dated 06/30/2008		3,283
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $5, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $5)
5	1.80% dated 06/30/2008		5

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $937, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $956)

937	2.55% dated 06/30/2008		937

			8,862

Shares

	Securities Purchased with Proceeds from Security Lending — 19.7%
	Cash Collateral Reinvestment Fund:
138,706	Goldman Sachs FS Prime Obligation/Institutional Fund		138,706

	Total short-term investments (cost $147,568)		$147,568

	Total investments (cost $873,743) (C)	119.8%	$841,307
	Other assets and liabilities	(19.8)%	(139,314)

	Total net assets	100.0%	$701,993

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.49% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $875,209 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$83,318
Unrealized Depreciation	(117,220)

Net Unrealized Depreciation	$(33,902)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $26,838, which represents 3.82% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $1,968, which represents 0.28% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	5,788	Buck Holdings L.P.	$5,794
03/2005 – 01/2007	1,174	Impax Laboratories, Inc.	13,258
04/2008	—	National City Corp.	7,000
03/2007	452	Solar Cayman Ltd.	6,779

The aggregate value of these securities at June 30, 2008 was $26,838 which represents 3.82% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

	Capital Goods — 0.9%
	Caterpillar, Inc.
$11,800	2.15%, 07/14/2008	$11,791
19,500	2.17%, 07/21/2008	19,476

		31,267

	Consumer Cyclical — 2.4%
	Eksportfinans AS
18,750	2.25%, 07/15/2008 (I)	18,735
38,000	2.26%, 08/19/2008 (I)	37,884
30,000	2.27%, 07/07/2008 (I)	29,989

		86,608

	Consumer Staples — 1.9%
	Unilever Capital Corp.
16,400	2.17%, 07/21/2008 (I)	16,380
50,750	2.46%, 08/11/2008 (I)(L)	50,747

		67,127

	Energy — 2.0%
	ConocoPhillips
22,500	2.07%, 08/05/2008 (I)	22,454
19,750	2.16%, 07/28/2008 (I)	19,718
27,500	2.23%, 09/04/2008 (I)	27,390

		69,562

	Finance — 86.3%
	American Express Credit Corp.
27,000	2.40%, 08/20/2008	26,910
19,000	2.42%, 07/10/2008	18,989
23,000	2.65%, 09/19/2008	22,866
	American General Finance Corp.
17,500	2.46%, 07/02/2008	17,499
17,000	2.55%, 07/22/2008	16,975
	American Honda Finance Corp.
27,600	2.73%, 09/05/2008 (I)(L)	27,609
9,500	2.78%, 08/06/2008 (I)(L)	9,499
27,250	2.82%, 04/02/2009 (I)(L)	27,250
21,300	3.01%, 09/18/2008 (I)(L)	21,300
	Australia & New Zealand Banking GR
19,250	2.67%, 08/04/2008	19,202
32,000	2.68%, 10/03/2008 (I)	31,780
16,500	2.81%, 07/24/2008 (I)	16,471
	Bank of America Corp.
26,000	2.48%, 12/18/2008 (L)	25,983
21,250	2.74%, 08/25/2008	21,162
20,500	2.76%, 07/21/2008	20,469
	Bank of Nova Scotia
20,300	2.54%, 08/13/2008	20,239
23,250	2.74%, 09/16/2008	23,115
25,250	2.77%, 04/09/2009 (I)(L)	25,250
	Bank of Scotland
17,000	2.67%, 08/08/2008	16,952
20,450	2.75%, 07/07/2008	20,441
	BNP Paribas Finance
17,000	2.43%, 09/23/2008 (L)	16,993
25,500	2.53%, 07/16/2008	25,500
25,250	2.63%, 08/27/2008	25,250
	Caterpillar Financial Services Corp.
38,000	2.47%, 09/10/2008 (L)	37,984
	Citigroup Funding, Inc.
35,000	2.81%, 08/14/2008	34,880
19,300	2.84%, 09/19/2008	19,179
15,000	2.86%, 07/28/2008	14,968
	Danske Bank AS
22,000	2.47%, 08/19/2008 (I)(L)	22,000
	Danske Corp.
17,000	2.38%, 08/01/2008	16,965
5,250	2.47%, 07/15/2008	5,245
24,600	2.55%, 07/15/2008	24,576
	Federal Home Loan Bank
30,000	2.04%, 07/23/2008	29,963
28,000	2.06%, 07/11/2008	27,984
55,750	2.11%, 09/26/2008 — 10/29/2008	55,412
30,500	2.12%, 10/03/2008	30,332
22,000	2.13%, 09/03/2008	21,917
24,250	2.21%, 08/27/2008	24,166
25,000	2.26%, 08/08/2008	24,941
23,800	2.41%, 11/26/2008 (L)	23,791
46,650	2.44%, 12/08/2008 (L)	46,653
14,500	2.45%, 09/19/2008	14,422
22,900	2.49%, 05/20/2009 (L)	22,895
21,250	2.75%, 01/23/2009 (L)	21,260
	Federal Home Loan Mortgage Corp.
29,250	2.06%, 07/07/2008	29,240
42,000	2.07%, 08/15/2008	41,892
25,750	2.09%, 10/20/2008	25,585
25,000	2.10%, 09/29/2008	24,869
27,880	2.13%, 09/08/2008	27,767
33,000	2.17%, 08/04/2008	32,932
22,250	2.21%, 11/17/2008	22,062
34,000	2.36%, 04/07/2009 (L)	34,000
25,000	2.45%, 09/22/2008	24,859
44,250	2.50%, 11/05/2008	43,863
35,640	5.75%, 03/15/2009	36,348
	Federal National Mortgage Association
25,300	2.03%, 08/18/2008	25,232
35,500	2.07%, 07/31/2008	35,439
109,500	2.10%, 07/09/2008 — 10/08/2008	109,048
32,000	2.11%, 10/22/2008	31,789
35,500	2.12%, 08/01/2008	35,435
24,750	2.19%, 11/12/2008	24,550
33,000	2.29%, 11/05/2008	32,736
52,750	2.42%, 09/03/2008	52,534
	General Electric Capital Corp.
20,000	2.36%, 07/18/2008	19,978
19,400	2.50%, 06/24/2009 (L)	19,400
17,750	2.51%, 12/12/2008 (L)	17,751
31,250	2.52%, 10/16/2008	31,018
	Goldman Sachs Group, Inc.
50,850	3.01%, 07/29/2008 (L)	50,872
	Greenwich Capital Holdings
9,250	2.99%, 09/22/2008	9,187
	HBOS Treasury Services plc
26,440	2.45%, 09/08/2008 (I)(L)	26,439
	HSBC Finance Corp.
11,000	2.35%, 07/14/2008	10,991
22,500	2.47%, 09/06/2008 (L)	22,500
	John Deere Capital Corp.
25,250	2.02%, 07/07/2008 (I)	25,234
25,500	2.18%, 08/20/2008 (I)	25,423

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

	Finance — (continued)
	JP Morgan Chase & Co.
$22,000	2.36%, 08/25/2008		$21,921
19,500	2.41%, 08/04/2008		19,456
26,200	2.45%, 09/02/2008 (L)		26,200
10,250	3.03%, 07/14/2008		10,239
	Kreditanstalt fuer Wiederaufbau
34,400	2.09%, 08/13/2008 (I)		34,315
25,250	2.11%, 07/29/2008 (I)		25,209
28,600	2.34%, 09/29/2008 (I)		28,433
	Lehman Brothers Holdings, Inc.
12,000	2.85%, 07/01/2008		12,000
22,000	2.99%, 11/26/2008 (L)		22,000
	Merrill Lynch & Co., Inc.
22,000	2.62%, 08/22/2008 (L)		22,000
12,000	2.63%, 07/03/2008		11,998
	Morgan Stanley Dean Witter, Inc.
19,250	2.64%, 08/21/2008		19,178
21,250	3.05%, 08/04/2008		21,189
	Nordea Bank Ab
21,700	2.45%, 09/08/2008 (I)(L)		21,700
	Nordea Bank Finland NY
24,500	2.44%, 04/09/2009 (L)		24,415
	Nordea North America
21,500	2.43%, 07/15/2008		21,480
	Royal Bank of Canada
25,350	2.55%, 07/15/2008		25,485
22,250	2.69%, 09/15/2008		22,250
21,250	2.87%, 07/15/2009 (I)(L)		21,250
	Royal Bank of Scotland Group plc
19,250	2.64%, 08/12/2008		19,191
15,500	2.66%, 08/07/2008 (I)		15,458
24,800	2.77%, 09/22/2008		24,643
	Skandinaviska Enskilda Bank Ab
21,600	2.46%, 09/08/2008 (I)(L)		21,600
24,650	2.49%, 07/22/2008 (I)		24,614
21,500	2.79%, 08/21/2008 (I)(L)		21,506
	State Street Corp.
25,500	2.20%, 07/28/2008		25,458
24,000	2.21%, 08/11/2008		23,940
20,250	2.70%, 07/24/2008		20,215
	Svenska Handelsbanken Ab
29,325	2.47%, 07/11/2008		29,305
22,000	2.47%, 07/13/2009 (I)(L)		22,000
15,400	2.94%, 05/06/2009 (I)(L)		15,400
	Swedbank
29,000	2.34%, 07/10/2008		28,984
19,400	2.65%, 08/13/2008		19,339
18,900	2.78%, 09/25/2008		18,775
	Toyota Motor Credit Corp.
53,000	2.03%, 07/17/2008 (L)		53,000
8,000	2.32%, 07/31/2008		7,985
23,750	2.52%, 10/14/2008		23,577
	UBS Finance LLC
20,000	2.51%, 07/16/2008		19,979
19,500	2.61%, 08/28/2008		19,418
30,000	2.93%, 07/08/2008		29,983
	Wachovia Bank NA
25,250	2.65%, 10/03/2008 (L)		25,256
9,500	2.80%, 09/23/2008		9,500
34,000	2.91%, 05/01/2009 (L)		34,000
	Wells Fargo & Co.
24,500	2.14%, 07/25/2008		24,465
21,250	2.41%, 08/26/2008		21,171
22,000	2.63%, 06/18/2009 (L)		22,000
	Westpac Banking Corp.
21,600	2.47%, 09/15/2008 (I)(L)		21,600
20,000	2.75%, 07/09/2008 (I)		19,989
25,750	3.06%, 01/28/2009 (L)		25,875

			3,065,154

	Health Care — 0.5%
	Astrazeneca plc
19,250	2.73%, 11/25/2008 (I)		19,038

	Repurchase Agreements — 3.7%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $94,815, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $96,869)
94,810	1.80% dated 06/30/2008		94,810
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $37,473, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $38,088)
37,471	1.80% dated 06/30/2008		37,471

			132,281

	Services — 1.9%
	Walt Disney Co.
33,900	1.95%, 07/21/2008		33,863
34,100	2.18%, 07/11/2008		34,080

			67,943

	Total investments (cost $3,538,980) (C)	99.6%	$3,538,980
	Other assets and liabilities	0.4%	15,030

	Total net assets	100.0%	$3,554,010

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 19.73% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	Also represents cost for tax purposes.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $793,664, which represents 22.33% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Mortgage Securities HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 29.2%
	Finance — 29.2%
	Ameriquest Mortgage Securities, Inc.
$1,612	3.46%, 09/25/2032 (L)	$1,443
	Ansonia CDO Ltd.
3,800	2.68%, 07/28/2046 (A)(H)(L)	1,710
	Arbor Realty Mortgage Securities
5,000	3.30%, 01/26/2042 (H)(L)	3,328
	Banc of America Commercial Mortgage, Inc.
37,100	4.83%, 07/11/2043 (H)►	920
	Banc of America Large Loan
3,000	2.71%, 10/15/2019 (H)(L)	2,679
	Bayview Commercial Asset Trust
30,916	7.00%, 07/25/2037 (H)►	3,215
34,258	7.50%, 09/25/2037 (H)►	4,111
	Bayview Financial Acquisition Trust
1,100	4.13%, 05/28/2037 (H)(L)	385
700	5.48%, 05/28/2037 (H)(L)	126
	Bear Stearns Asset Backed Securities, Inc.
1,994	3.58%, 05/25/2037 (H)(L)	305
	Bear Stearns Commercial Mortgage Securities, Inc.
30,406	4.85%, 08/15/2038 (H)►	1,229
	Carrington Mortgage Loan Trust
1,668	4.13%, 02/25/2037 (H)(L)	154
	CBA Commercial Small Balance Commercial Mortgage
920	6.09%, 07/25/2039 (H)(L)	534
970	6.50%, 07/25/2039 (H)(L)	388
23,217	7.25%, 07/25/2039 (H)►	2,230
	Citigroup Commercial Mortgage Trust
2,500	2.71%, 08/15/2021 (H)(L)	2,232
	Citigroup Mortgage Loan Trust, Inc.
8,643	5.91%, 07/25/2037 (L)	8,292
	Commercial Mortgage Pass-Through Certificates
4,327	2.76%, 12/15/2020 (H)(L)	3,925
	Countrywide Alternative Loan Trust
2,823	2.73%, 10/25/2035 (H)(L)	2,550
	Countrywide Asset-Backed Certificates
8,500	5.57%, 11/25/2035	5,264
	Countrywide Home Loan Mortgage Pass-Through Trust
4,030	5.00%, 01/25/2019	3,894
	Credit Suisse Mortgage Capital Certificates
1,089	3.27%, 09/15/2021 (H)(L)	1,014
	CS First Boston Mortgage Securities Corp.
42,773	4.01%, 03/15/2035 (H)►	931
	CW Capital Cobalt Ltd.
8,000	5.48%, 04/15/2047	7,442
	Deutsche Alt-A Securities, Inc.
6,386	5.56%, 02/25/2036 (L)	5,500
	DLJ Mortgage Acceptance Corp. Class B1
30	7.25%, 09/18/2011 (H)	29
	DLJ Mortgage Acceptance Corp. Class B2
10	7.25%, 09/18/2011 (H)	9
	First Franklin Mortgage Loan Asset Backed Certificates
560	4.96%, 07/25/2033 (H)(L)	213
	Green Tree Financial Corp.
140	7.30%, 01/15/2026	143
	Greenwich Capital Commercial Funding Corp.
4,000	2.68%, 11/05/2021 (I)(L)	3,474
	Indymac Index Mortgage Loan Trust
8,625	2.72%, 06/25/2037 (H)(L)	6,124
	LB-UBS Commercial Mortgage Trust
30,666	4.25%, 12/15/2036 (H)►	637
	Lehman XS Trust
4,698	6.50%, 05/25/2037 (H)(L)	4,433
	LNR CDO Ltd.
2,800	2.73%, 05/28/2043 (H)(L)	1,260
	Mach One Trust Commercial Mortgage-Backed
27,478	6.09%, 05/28/2040 (H)►	632
	Master Asset Backed Securities Trust
136	3.61%, 05/25/2033 (L)	136
2,000	5.18%, 05/25/2033 (L)	1,910
	Master Asset Securitization Trust
3,380	5.00%, 12/25/2018	3,266
	Merrill Lynch Floating Trust
4,250	2.67%, 06/15/2022 (H)(L)	4,008
	Merrill Lynch Mortgage Investors, Inc.
1,156	4.13%, 05/25/2032 (L)	971
	Merrill Lynch Mortgage Trust
5,000	5.24%, 11/12/2035	4,894
	Morgan Stanley ABS Capital I
3,667	3.98%, 11/25/2032 (L)	2,891
	Morgan Stanley Capital
5,500	2.58%, 10/15/2020 (I)(L)	5,103
	Renaissance Home Equity Loan Trust
3,330	7.00%, 09/25/2037 (H)	845
1,700	7.50%, 04/25/2037 — 06/25/2037 (H)	177
	Residential Asset Mortgage Products, Inc.
2,353	5.70%, 10/25/2031	1,777
	Spirit Master Funding LLC
5,750	5.76%, 03/20/2024 (H)	5,659
	Structured Asset Securities Corp.
4,295	3.48%, 02/25/2033 (L)	4,153
2,000	4.98%, 02/25/2037 (H)(L)	181

	Total asset & commercial mortgage backed securities (cost $146,728)	$116,726

CORPORATE BONDS: INVESTMENT GRADE — 0.3%
	Finance — 0.3%
	North Street Referenced Linked Notes
$1,500	4.30%, 07/30/2010 (A)(H)(L)	$1,038

	Total corporate bonds: investment grade (cost $1,365)	$1,038

U.S. GOVERNMENT AGENCIES — 83.5%
	Federal Home Loan Mortgage Corporation — 26.7%
	Mortgage Backed Securities:
$1,368	4.50%, 2018 #	$1,338
3,051	4.94%, 2035 (L)#	3,068
24,000	5.50%, 2022	24,164
24,332	5.50%, 2034 #	24,071
9,806	5.95%, 2037 (L)#	9,970
1,104	6.00%, 2022 — 2034	1,126
20,500	6.00%, 2038 (Q)	20,705
1,462	6.50%, 2014 — 2017	1,525
1,267	7.00%, 2026 — 2032	1,341
628	7.00%, 2032 #	663

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)

	Federal Home Loan Mortgage Corporation — (continued)

	Mortgage Backed Securities: — (continued)
$34	7.50%, 2024 — 2025		$36
100	8.00%, 2013 — 2024		108
12	8.50%, 2009 — 2024		12
19	8.50%, 2010 #		19
1	9.50%, 2008		1
62	10.00%, 2020		69

			88,216

	Remic — Pac’s:
6,895	5.00%, 2034		6,651

	Remic — Z Bonds:
13,217	5.50%, 2033 (R)		11,861

			106,728

	Federal National Mortgage Association — 30.3%
	Mortgage Backed Securities:
5,035	4.75%, 2035 (L)		5,071
19,882	5.00%, 2018 — 2035		19,323
13,293	5.33%, 2037 (L)		13,391
7,903	5.50%, 2033		7,837
7,494	5.54%, 2037 (L)		7,609
8,436	5.94%, 2037 (L)		8,557
3,608	5.99%, 2037 (L)		3,661
19,528	6.00%, 2023 — 2035		19,852
21,873	6.50%, 2028 — 2037		22,667
3,600	6.50%, 2038 (Q)		3,706
3,012	7.00%, 2011 — 2032		3,166
261	8.00%, 2029 — 2031		284
70	9.00%, 2021		78

			115,202

	Remic — IO & IO-Ette:
17,085	5.50%, 2037 (L)		4,415

	Remic — Pac’s:
1,573	6.50%, 2031		1,648

	Zero Coupon:
—	11.00%, 2009		—

			121,265

	Government National Mortgage Association — 12.0%
	Mortgage Backed Securities:
4,702	6.00%, 2033 #		4,795
35,600	6.00%, 2038 (Q)		36,078
4,292	6.50%, 2028 — 2032 #		4,457
1,894	7.00%, 2032 #		2,016
586	7.50%, 2022 — 2030 #		635
120	8.50%, 2017 — 2030 #		133
40	9.50%, 2009 #		42

			48,156

	Other Government Agencies — 14.5%
	Small Business Administration Participation Certificates:
3,262	5.12%, 2026		3,226
2,270	5.23%, 2027 #		2,260
4,813	5.31%, 2027		4,789
2,952	5.32%, 2027		2,954
5,169	5.32%, 2027 #		5,180
4,933	5.36%, 2026		4,932
3,745	5.37%, 2026		3,761
4,736	5.56%, 2027		4,789
9,821	5.57%, 2027		9,893
4,332	5.71%, 2027		4,391
3,860	5.82%, 2027 #		3,974
7,434	6.30%, 2019		7,636

			57,785

	Total U.S. government agencies (cost $333,081)		$333,934

	Total long-term investments (cost $481,174)		$451,698

SHORT-TERM INVESTMENTS — 1.7%
	Repurchase Agreements — 1.5%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,396, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $4,491)
$4,396	1.80% dated 06/30/2008		$4,396
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,737, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $1,766)
1,737	1.80% dated 06/30/2008		1,737

			6,133

	U.S. Treasury Bills — 0.2%
575	1.99%, 09/11/2008 (M)(S)		573

	Total short-term investments (cost $6,706)		$6,706

	Total investments (cost $487,880) (C)	114.7%	$458,404
	Other assets and liabilities	(14.7)%	(58,758)

	Total net assets	100.0%	$399,646

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedule of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $488,247 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,306
Unrealized Depreciation	(32,149)

Net Unrealized Depreciation	$(29,843)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $2,748, which represents 0.69% of total net assets. This calculation

The accompanying notes are an integral part of these financial statements.

Hartford Mortgage Securities HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $8,577, which represents 2.15% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2008 was $60,208.

(R)	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
10/2006	3,800	Ansonia CDO Ltd., 2.68%, 07/28/2046 - 144A	$3,800
11/2006	5,000	Arbor Realty Mortgage Securities, 3.30%, 01/26/2042 - 144A	5,000
02/2003	37,100	Banc of America Commercial Mortgage, Inc., 4.83%, 07/11/2043 - 144A	910
10/2006	3,000	Banc of America Large Loan, 2.71%, 10/15/2019 - 144A	3,000
05/2007	30,916	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	4,393
08/2007	34,258	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	4,714
04/2007	1,100	Bayview Financial Acquisition Trust, 4.13%, 05/28/2037	1,100
04/2007	700	Bayview Financial Acquisition Trust, 5.48%, 05/28/2037	678
04/2007	1,994	Bear Stearns Asset Backed Securities, Inc., 3.58%, 05/25/2037	1,994
02/2003	30,406	Bear Stearns Commercial Mortgage Securities, Inc., 4.85%, 08/15/2038 - 144A	1,243
03/2007	1,668	Carrington Mortgage Loan Trust, 4.13%, 02/25/2037	1,668
05/2007	920	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	920
05/2007	970	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	970
05/2007	23,217	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	2,022
10/2006	2,500	Citigroup Commercial Mortgage Trust, 2.71%, 08/15/2021 - 144A	2,500
10/2006	4,327	Commercial Mortgage Pass-Through Certificates, 2.76%, 12/15/2020 - 144A	4,327
01/2007	2,823	Countrywide Alternative Loan Trust, 2.73%, 10/25/2035	2,823
11/2006	1,089	Credit Suisse Mortgage Capital Certificates, 3.27%, 09/15/2021 - 144A	1,089
02/2003	42,773	CS First Boston Mortgage Securities Corp., 4.01%, 03/15/2035 - 144A	992
08/1996	30	DLJ Mortgage Acceptance Corp. Class B1, 7.25%, 09/18/2011 - 144A	29
08/1996	10	DLJ Mortgage Acceptance Corp. Class B2, 7.25%, 09/18/2011 - 144A	10
06/2003	560	First Franklin Mortgage Loan Asset Backed Certificates, 4.96%, 07/25/2033	560
04/2007 -	8,625	Indymac Index Mortgage Loan Trust,
02/2008		2.72%, 06/25/2037	8,625
03/2003	30,666	LB-UBS Commercial Mortgage Trust, 4.25%, 12/15/2036 - 144A	578
10/2007	4,698	Lehman XS Trust, 6.50%, 05/25/2037	4,646
11/2006	2,800	LNR CDO Ltd., 2.73%, 05/28/2043 - 144A	2,806
07/2004	27,478	Mach One Trust Commercial Mortgage-Backed, 6.09%, 05/28/2040 - 144A	803
10/2006	4,250	Merrill Lynch Floating Trust, 2.67%, 06/15/2022 - 144A	4,250
11/2006	1,500	North Street Referenced Linked Notes, 4.30%, 07/30/2010 - 144A	1,365
08/2007	3,330	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	2,684
05/2007	1,700	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	1,549
03/2006	5,750	Spirit Master Funding LLC, 5.76%, 03/20/2024 - 144A	5,749
03/2007	2,000	Structured Asset Securities Corp., 4.98%, 02/25/2037	1,875

The aggregate value of these securities at June 30, 2008 was $57,211 which represents 14.32% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	270	Long	Sep 2008	$229
10 Year U.S. Treasury Note	30	Long	Sep 2008	48
U.S. Long Bond	110	Short	Sep 2008	(288)

				$(11)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 93.7%
	Basic Materials — 9.6%
135	Arch Coal, Inc.	$10,132
148	Ball Corp.	7,082
78	Cabot Microelectronics Corp. (D)	2,583
173	Carbo Ceramics, Inc. (G)	10,092
63	Century Aluminum Co. (D)	4,215
16	Compass Minerals Group, Inc.	1,305
48	Curtis-Wright Corp.	2,148
103	Drew Industries (D)(G)	1,636
223	FMC Corp.	17,270
109	Foundation Coal Holdings, Inc.	9,641
16	Graham Corp.	1,193
143	Hercules, Inc.	2,416
29	International Coal Group, Inc. (D)	382
36	James River Coal Co. (D)	2,125
193	Jarden Corp. (D)	3,518
1,478	Kingboard Chemical Holdings Ltd.	6,824
134	Lupatech S.A. (D)	4,897
43	Matthews International Corp. Class A	1,936
47	Mobile Mini, Inc. (D)	946
36	Newmarket Corp.	2,386
195	OfficeMax, Inc. (G)	2,707
828	Rexam plc	6,360
16	Rockwood Holdings, Inc. (D)	566
138	Snap-On, Inc.	7,171
570	Solutia, Inc. (D)(G)	7,307
34	Tempur-Pedic International, Inc. (G)	268
196	Terra Industries, Inc.	9,663
334	Titan International, Inc. (G)	11,898
109	Tupperware Brands Corp.	3,722
72	W.R. Grace & Co. (D)	1,696

		144,085

	Capital Goods — 6.5%
10	Aaon, Inc.	186
105	Actuant Corp. Class A	3,289
93	Bally Technologies, Inc. (D)	3,152
12	Blue Nile, Inc. (D)(G)	510
65	Chart Industries, Inc. (D)	3,157
90	Cohu, Inc.	1,314
232	Colfax Corp. (D)	5,819
86	Columbus McKinnon Corp. (D)	2,072
122	Daktronics, Inc. (G)	2,468
223	Dril-Quip, Inc. (D)	14,083
305	Entegris, Inc. (D)	1,995
116	Flotek Industries, Inc. (D)(G)	2,388
55	Flowserve Corp.	7,565
33	Heico Corp. (G)	1,078
118	Hexcel Corp. (D)	2,270
65	II-VI, Inc. (D)	2,253
23	Lindsay Corp.	1,954
31	Lufkin Industries, Inc.	2,562
450	Marvel Entertainment, Inc. (D)(G)	14,464
42	NATCO Group, Inc. (D)	2,310
37	Nordson Corp.	2,709
118	Orbital Sciences Corp. (D)	2,769
15	Robbins & Myers, Inc.	749
108	Rudolph Technologies, Inc. (D)	830
11	T-3 Energy Services, Inc. (D)	846
138	Tessera Technologies, Inc. (D)	2,265
132	TransDigm Group, Inc. (D)(G)	4,445
120	WMS Industries, Inc. (D)	3,578
93	Woodward Governor Co.	3,305

		96,385

	Consumer Cyclical — 10.0%
53	1-800-Flowers.com, Inc. (D)	344
254	Advance Automotive Parts, Inc.	9,847
140	Aeropostale, Inc. (D)	4,400
74	Applied Industrial Technologies, Inc.	1,777
781	Ariba, Inc. (D)	11,480
692	Asics Corp.	7,559
236	Big Lots, Inc. (D)(G)	7,365
343	BJ’s Wholesale Club, Inc. (D)	13,275
58	The Buckle, Inc.	2,664
72	Cash America International, Inc.	2,229
55	CEC Entertainment, Inc. (D)	1,543
152	Cheesecake Factory, Inc. (D)	2,417
39	Deckers Outdoor Corp. (D)	5,387
201	Dick’s Sporting Goods, Inc. (D)(G)	3,561
93	Dufry Group	8,545
40	EMCOR Group, Inc. (D)	1,140
45	ESCO Technologies, Inc. (D)(G)	2,109
136	The Finish Line, Inc.	1,187
25	Fuel Systems Solutions, Inc. (D)	950
110	Global Sources Ltd. (D)	1,665
152	Great Atlantic & Pacific Tea Co., Inc. (D)	3,473
61	Gymboree Corp. (D)	2,452
18	Herman Miller, Inc.	447
104	J. Crew Group, Inc. (D)(G)	3,429
63	Lululemon Athletica, Inc. (D)	1,827
77	McGrath RentCorp	1,891
45	Men’s Wearhouse, Inc. (G)	733
185	Nutri/System, Inc.	2,609
354	Owens & Minor, Inc. (G)	16,158
85	Perini Corp. (D)(G)	2,814
191	PSS World Medical, Inc. (D)	3,110
62	Sotheby’s Holdings	1,643
107	True Religion Apparel, Inc. (D)(G)	2,860
147	Tween Brands, Inc. (D)	2,416
116	VistaPrint Ltd. (D)(G)	3,117
114	Warnaco Group, Inc. (D)	5,014
82	Wolverine World Wide, Inc.	2,182
234	Zumiez, Inc. (D)(G)	3,866

		149,485

	Consumer Staples — 1.7%
101	Agfeed Industries, Inc. (D)	1,506
—	Boston Beer Co., Inc. Class A (D)	3
82	Cal-Maine Foods, Inc. (G)	2,703
71	Chattem, Inc. (D)(G)	4,588
63	Darling International, Inc. (D)	1,035
124	Flowers Foods, Inc.	3,510
68	Lancaster Colony Corp.	2,047
475	Pilgrim’s Pride Corp. (G)	6,175
34	Ralcorp Holdings, Inc. (D)(G)	1,669
164	Vector Group Ltd. (G)	2,648

		25,884

	Energy — 8.3%
57	Arena Resources, Inc. (D)	2,985
133	Berry Petroleum Co.	7,819

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
49	Bill Barrett Corp. (D)	$2,903
20	Bois d’Arc Energy, Inc. (D)	493
88	Cabot Oil & Gas Corp.	5,948
33	Carrizo Oil & Gas, Inc. (D)	2,227
7	Clayton Williams Energy, Inc. (D)	719
75	Comstock Resources, Inc. (D)	6,336
121	Concho Resources, Inc. (D)	4,509
45	Contango Oil & Gas Co. (D)	4,199
52	Crosstex Energy, Inc.	1,813
31	Dawson Geophysical Co. (D)	1,853
1,340	Dockwise Ltd. (D)	4,990
84	Encore Acquisition Co. (D)	6,286
56	Exco Resources, Inc. (D)	2,060
114	Forest Oil Corp. (D)	8,507
679	Gran Tierra Energy Corp. (D)	5,411
479	Grey Wolf, Inc. (D)(G)	4,326
149	Headwaters, Inc. (D)	1,751
216	Hercules Offshore, Inc. (D)(G)	8,215
83	Matrix Service Co. (D)	1,903
74	McMoRan Exploration Co. (D)	2,028
126	Penn Virginia Corp.	9,515
71	PetroQuest Energy, Inc. (D)	1,916
19	RPC, Inc.	324
136	St. Mary Land & Exploration Co.	8,786
168	Vaalco Energy, Inc. (D)	1,420
553	Warren Resources, Inc. (D)	8,109
51	W-H Energy Services (D)	4,844
27	Willbros Group, Inc. (D)	1,170

		123,365

	Finance — 6.6%
304	Allied World Assurance Holdings Ltd.	12,030
116	Centene Corp. (D)	1,944
72	eHealth, Inc. (D)(G)	1,271
40	Equity Lifestyle Properties, Inc.	1,769
58	FCStone Group, Inc. (D)	1,619
243	GFI Group, Inc.	2,189
39	Greenhill & Co., Inc. (G)	2,078
141	Grubb & Ellis Co. (G)	543
89	HealthExtras, Inc. (D)	2,696
15	Heartland Payment Systems, Inc. (G)	361
198	Inland Real Estate Corp.	2,860
139	Interactive Brokers Group (D)(G)	4,458
195	International Bancshares Corp.	4,173
143	Knight Capital Group, Inc. (D)	2,573
927	Liberty Acquisition Holdings Corp. (D)(G)	9,734
146	MB Financial, Inc. (G)	3,273
65	Mercadolibre, Inc. (D)(G)	2,234
439	Net 1 UEPS Technologies, Inc. (D)	10,668
151	optionsXpress Holdings, Inc.	3,384
245	ProAssurance Corp. (D)(G)	11,763
71	Riskmetrics Group, Inc. (D)	1,392
126	Signature Bank (D)	3,242
149	Solera Holdings, Inc. (D)	4,119
299	Sunstone Hotel Investors, Inc.	4,971
27	Washington Real Estate Investment Trust (G)	821
53	World Acceptance Corp. (D)(G)	1,779

		97,944

	Health Care — 15.5%
207	Accuray, Inc. (D)(G)	1,506
47	Acorda Therapeutics, Inc. (D)	1,556
82	Albany Molecular Research, Inc. (D)	1,094
67	Alexion Pharmaceuticals, Inc. (D)(G)	4,898
643	Alkermes, Inc. (D)	7,944
191	Alliance Imaging, Inc. (D)	1,659
78	Alnylam Pharmaceuticals, Inc. (D)(G)	2,094
66	Alpharma, Inc. Class A (D)	1,476
330	American Oriental Bioengineering, Inc. (D)	3,255
120	Angiodynamics, Inc. (D)	1,636
326	Applera Corp. — Celera Group (D)	3,702
442	Arena Pharmaceuticals, Inc. (D)(G)	2,293
102	ArthroCare Corp. (D)(G)	4,152
236	Assisted Living Concepts I-A (D)	1,300
152	Auxilium Pharmaceuticals, Inc. (D)(G)	5,100
67	Cephalon, Inc. (D)	4,485
114	Charles River Laboratories International, Inc. (D)	7,258
122	Cougar Biotechnology, Inc. (D)(G)	2,902
138	Cubist Pharmaceuticals, Inc. (D)	2,463
316	Enzon, Inc. (D)(G)	2,249
153	eResearch Technology, Inc. (D)	2,665
29	Haemonetics Corp. (D)	1,608
611	HealthSouth Corp. (D)(G)	10,153
84	Healthways, Inc. (D)(G)	2,489
693	Human Genome Sciences, Inc. (D)(G)	3,610
122	Icon plc ADR (D)	9,180
122	Immucor, Inc. (D)	3,146
70	Integra LifeSciences Holdings Corp. (D)(G)	3,124
150	Invacare Corp.	3,066
309	Isis Pharmaceuticals, Inc. (D)(G)	4,209
69	Kendle International, Inc. (D)(G)	2,523
110	KV Pharmaceutical Co. (D)(G)	2,130
29	Landauer, Inc.	1,658
73	Martek Biosciences Corp. (D)	2,458
84	Masimo Corp. (D)	2,870
442	Medicines Co. (D)(G)	8,754
171	Medicis Pharmaceutical Corp. Class A (G)	3,546
109	Meridian Bioscience, Inc.	2,937
147	Merit Medical Systems, Inc. (D)	2,168
135	Mindray Medical International Ltd. (G)	5,054
65	Myriad Genetics, Inc. (D)(G)	2,950
331	Nektar Therapeutics (D)(G)	1,109
113	Noven Pharmaceuticals, Inc. (D)	1,212
247	Obagi Medical Products, Inc. (D)	2,116
176	Onyx Pharmaceuticals, Inc. (D)(G)	6,241
81	OSI Pharmaceuticals, Inc. (D)(G)	3,345
2	PAREXEL International Corp. (D)	62
239	PDL Biopharma, Inc.	2,539
167	Perrigo Co.	5,319
444	Pharmaceutical Product Development, Inc.	19,037
157	PharmaNet Development Group, Inc. (D)	2,478
132	Pozen, Inc. (D)(G)	1,441
220	Psychiatric Solutions, Inc. (D)(G)	8,348
136	Quidel Corp. (D)	2,241
107	Sciele Pharma, Inc. (G)	2,062
199	Sepracor, Inc. (D)	3,968
549	SSL International plc	4,868
150	STERIS Corp.	4,325
67	Thoratec Corp. (D)	1,171
44	United Therapeutics Corp. (D)(G)	4,296

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
165	Valeant Pharmaceuticals International (D)(G)	$2,816
23	Vital Signs, Inc.	1,295
419	VIVUS, Inc. (D)	2,799
337	Volcano Corp. (D)	4,117
34	Xenoport, Inc. (D)	1,326

		231,851

	Services — 9.8%
48	Advisory Board Co. (D)	1,882
300	Aecom Technology Corp. (D)	9,749
397	Atheros Communications, Inc. (D)(G)	11,890
15	Bankrate, Inc. (D)(G)	599
133	CACI International, Inc. Class A (D)	6,085
86	CDI Corp.	2,192
40	Clean Harbors, Inc. (D)	2,868
213	Corinthian Colleges, Inc. (D)	2,470
48	Corvel (D)	1,628
99	Digital River, Inc. (D)(G)	3,825
135	Factset Research Systems, Inc. (G)	7,636
328	Focus Media Holding Ltd. ADR (D)	9,082
620	Foundry Networks, Inc. (D)(G)	7,327
127	Gartner, Inc. Class A (D)	2,625
50	Healthcare Services Group, Inc. (G)	754
—	Hub Group, Inc. (D)	14
226	Jack Henry & Associates, Inc.	4,899
118	JDA Software Group, Inc. (D)	2,137
160	Loopnet, Inc. (D)(G)	1,802
68	Manhattan Associates, Inc. (D)	1,606
39	Mantech International Corp. Class A (D)	1,892
155	Micros Systems (D)	4,739
9	Monotype Imaging Holdings, Inc. (D)	111
50	Navigant Consulting, Inc. (D)	982
240	Nice Systems Ltd. (D)	7,083
254	Parametric Technology Corp. (D)	4,239
65	Plexus Corp. (D)	1,791
139	Premiere Global Services, Inc. (D)	2,026
34	Resources Connection, Inc.	696
252	Riverbed Technology, Inc. (D)	3,460
284	Secure Computing Corp. (D)(G)	1,176
274	Sykes Enterprises, Inc. (D)	5,169
340	TeleTech Holdings, Inc. (D)	6,780
343	Tetra Tech, Inc. (D)	7,750
126	Tyler Corp. (D)	1,710
466	Valassis Communications, Inc. (D)(G)	5,831
211	Waste Connections, Inc. (D)	6,736
62	Watson Wyatt Worldwide, Inc.	3,258

		146,499

	Technology — 22.2%
117	ACI Worldwide, Inc. (D)(G)	2,051
270	Activision, Inc. (D)	9,184
395	Actuate Corp. (D)	1,546
101	Acuity Brands, Inc.	4,835
93	ADTRAN, Inc.	2,215
193	Advanced Analogic Technologies, Inc. (D)	798
114	Advent Software, Inc. (D)(G)	4,111
142	American Medical Systems Holdings (D)(G)	2,118
407	Amkor Technology, Inc. (D)(G)	4,235
72	Ansoft Corp. (D)	2,635
251	Ansys, Inc. (D)	11,850
38	Arbitron, Inc.	1,786
642	Art Technology Group, Inc. (D)	2,053
127	Blackbaud, Inc.	2,724
59	Blackboard, Inc. (D)(G)	2,272
161	Blue Coat Systems, Inc. (D)	2,265
88	Bruker Corp. (D)	1,127
325	Cellcom Israel Ltd.	11,125
296	Centennial Cellular Corp. Class A (D)	2,072
322	CNET Networks, Inc. (D)(G)	3,697
103	Cognex Corp.	2,363
98	CommScope, Inc. (D)	5,192
243	comScore, Inc. (D)(G)	5,301
209	Concur Technologies, Inc. (D)(G)	6,929
62	CoStar Group, Inc. (D)(G)	2,769
65	Ctrip.Com International Ltd. (G)	2,968
214	CyberSource Corp. (D)(G)	3,580
59	Dionex Corp. (D)	3,939
235	DivX, Inc. (D)(G)	1,725
210	Earthlink, Inc. (D)	1,814
41	Energy Conversion Devices, Inc. (D)	3,019
127	Equinix, Inc. (D)(G)	11,305
69	Esterline Technologies Corp. (D)	3,418
167	Evergreen Solar, Inc. (D)	1,617
316	Fairchild Semiconductor International, Inc. (D)	3,705
92	Faro Technologies (D)(G)	2,303
334	FLIR Systems, Inc. (D)(G)	13,539
123	Fossil, Inc. (D)	3,570
78	GeoEye, Inc. (D)	1,385
61	GrafTech International Ltd. (D)	1,626
47	Hittite Microwave Corp. (D)	1,656
42	HMS Holdings Corp. (D)	896
334	Informatica Corp. (D)	5,030
245	Infospace, Inc.	2,037
413	Interactive Data Corp.	10,380
163	Interdigital, Inc. (D)(G)	3,967
125	ION Geophysical Corp. (D)	2,187
120	j2 Global Communications, Inc. (D)(G)	2,761
314	Lawson Software, Inc. (D)	2,281
175	McAfee, Inc. (D)	5,948
191	Micrel, Inc.	1,745
344	Microsemi Corp. (D)	8,663
35	MicroStrategy, Inc. (D)	2,276
69	Multi-Fineline Electronix, Inc. (D)	1,899
154	Netflix, Inc. (D)(G)	4,021
108	Omniture, Inc. (D)	1,996
1,368	ON Semiconductor Corp. (D)(G)	12,541
44	Phase Forward, Inc. (D)	794
64	Phoenix Technologies Ltd. (D)	705
547	PMC — Sierra, Inc. (D)(G)	4,188
147	Polycom, Inc. (D)	3,586
79	Progress Software Corp. (D)	2,025
61	Rackable Systems, Inc. (D)	813
664	Red Hat, Inc. (D)	13,737
164	RightNow Technologies, Inc. (D)	2,240
122	S1 Corp. (D)	924
132	Semtech Corp. (D)	1,863
614	Silicon Image, Inc. (D)	4,453
79	Sirona Dental Systems, Inc. (D)(G)	2,044
1,144	Skyworks Solutions, Inc. (D)	11,285
145	SonicWALL, Inc. (D)	932
660	Sonus Networks, Inc. (D)(G)	2,259

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
80	SPSS, Inc. (D)	$2,908
177	Switch & Data Facilities Co. (D)(G)	3,009
175	Sybase, Inc. (D)	5,135
62	Syniverse Holdings, Inc. (D)	1,005
69	Take-Two Interactive Software, Inc. (D)	1,761
189	Teledyne Technologies, Inc. (D)	9,241
220	TradeStation Group, Inc. (D)	2,237
300	Trizetto Group, Inc. (D)	6,421
153	TTM Technologies, Inc. (D)	2,016
155	TW Telecom, Inc. (D)	2,492
49	Ultratech Stepper, Inc. (D)	757
235	Valueclick, Inc. (D)(G)	3,556
48	Varian, Inc. (D)	2,473
56	ViaSat, Inc. (D)	1,125
88	Vocus, Inc. (D)	2,834
59	Volterra Semiconductor Corp. (D)	1,020
164	Websense, Inc. (D)(G)	2,769
213	Wind River Systems, Inc. (D)	2,324

		331,981

	Transportation — 3.2%
98	Con-way, Inc.	4,624
57	Forward Air Corp.	1,969
36	Genco Shipping & Trading Ltd.	2,334
183	J.B. Hunt Transport Services, Inc. (G)	6,075
193	Kansas City Southern (D)	8,492
30	Knight Transportation, Inc.	544
145	Landstar System, Inc.	8,026
81	Polaris Industries, Inc. (G)	3,285
47	TBS International Ltd. Class A (D)	1,871
423	UAL Corp.	2,207
295	UTI Worldwide, Inc.	5,878
57	Wabtec Corp.	2,782

		48,087

	Utilities — 0.3%
76	ITC Holdings Corp.	3,888

	Total common stock (cost $1,401,475)	$1,399,454

EXCHANGE TRADED FUNDS — 1.0%
	Other Investment Pools and Funds — 1.0%
200	iShares Russell 2000 Growth Index Fund	$15,232

	Total exchange traded funds (cost $15,809)	$15,232

	Total long-term investments (cost $1,417,284)	$1,414,686

SHORT-TERM INVESTMENTS — 23.7%
	Repurchase Agreements — 4.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $9,879, collateralized by FNMA 5.50%, 2038, value of $10,076)
$9,878	2.50% dated 06/30/2008	$9,878

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $10,669, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $10,882)

10,668	2.40% dated 06/30/2008	10,668
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,795, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $1,831)
1,795	2.70% dated 06/30/2008	1,795
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $15,817, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $16,133)
15,816	2.70% dated 06/30/2008	15,816
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $12,667, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $12,942)
12,667	1.80% dated 06/30/2008	12,667
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $22, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $22)
22	1.80% dated 06/30/2008	22
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $5,006, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $5,089)
5,006	1.80% dated 06/30/2008	5,006

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,516, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $4,606)

4,516	2.55% dated 06/30/2008	4,516

		60,368

Shares

	Securities Purchased with Proceeds from Security Lending — 19.5%
	Cash Collateral Reinvestment Fund:
291,247	Goldman Sachs FS Prime Obligation/Institutional Fund	291,247

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	U.S. Treasury Bills — 0.1%
$1,815	1.99%, 09/11/2008 (M)(S)		$1,809

	Total short-term investments (cost $353,423)		$353,424

	Total investments (cost $1,770,707) (C)	118.4%	$1,768,110
	Other assets and liabilities	(18.4)%	(274,562)

	Total net assets	100.0%	$1,493,548

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.81% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,778,671 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$98,278
Unrealized Depreciation	(108,839)

Net Unrealized Depreciation	$(10,561)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	739	Long	Sep, 2008	$(825)

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$55	$55	07/01/08	$—
British Pound (Sell)	162	162	07/02/08	—
British Pound (Sell)	184	184	07/03/08	—

				$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.4%
	Basic Materials — 6.8%
70	Alpha Natural Resources, Inc. (D)(G)	$7,290
8	Cabot Microelectronics Corp. (D)	252
4	Carbo Ceramics, Inc.	216
53	Century Aluminum Co. (D)	3,524
129	Ceradyne, Inc. (D)(G)	4,407
37	CF Industries Holdings, Inc.	5,608
56	Cleveland-Cliffs, Inc.	6,698
2	Compass Minerals Group, Inc.	128
5	Curtis-Wright Corp.	210
8	Drew Industries (D)(G)	127
21	Graham Corp.	1,524
14	Hercules, Inc.	229
3	International Coal Group, Inc. (D)	37
4	James River Coal Co. (D)	205
54	Massey Energy Co.	5,100
4	Matthews International Corp. Class A	181
3	Newmarket Corp.	192
92	Sun Hydraulics Corp. (G)	2,966
3	Tempur-Pedic International, Inc. (G)	25
109	Terra Industries, Inc.	5,364
5	Titan International, Inc.	193
87	Tupperware Brands Corp.	2,972
99	W.R. Grace & Co. (D)	2,316

		49,764

	Capital Goods — 7.3%
1	Aaon, Inc.	18
114	Actuant Corp. Class A	3,578
9	Bally Technologies, Inc. (D)	313
1	Blue Nile, Inc. (D)	54
64	Bucyrus International, Inc.	4,644
6	Chart Industries, Inc. (D)	306
7	Cohu, Inc.	102
55	Colfax Corp. (D)	1,376
59	Columbus McKinnon Corp. (D)	1,412
11	Daktronics, Inc. (G)	229
6	Dril-Quip, Inc. (D)	393
30	Entegris, Inc. (D)	195
11	Flotek Industries, Inc. (D)(G)	235
111	Graco, Inc. (G)	4,235
32	Gulf Island Fabrication	1,551
3	Heico Corp. (G)	97
11	Hexcel Corp. (D)	203
7	II-VI, Inc. (D)	231
217	Jakks Pacific, Inc. (D)	4,741
85	Lennox International, Inc.	2,467
16	Lindsay Corp. (G)	1,347
3	Lufkin Industries, Inc.	243
9	Marvel Entertainment, Inc. (D)	296
196	MKS Instruments, Inc. (D)	4,282
4	NATCO Group, Inc. (D)	203
31	Nordson Corp.	2,251
11	Orbital Sciences Corp. (D)	270
153	Robbins & Myers, Inc.	7,634
10	Rudolph Technologies, Inc. (D)	81
217	Steelcase, Inc.	2,172
1	T-3 Energy Services, Inc. (D)	82
16	Tessera Technologies, Inc. (D)	260
13	TransDigm Group, Inc. (D)	433
133	Varian Semiconductor Equipment Associates, Inc. (D)	4,619
94	WMS Industries, Inc. (D)	2,818
9	Woodward Governor Co.	315

		53,686

	Consumer Cyclical — 9.2%
5	1-800-Flowers.com, Inc. (D)	29
246	Aeropostale, Inc. (D)(G)	7,714
173	Applied Industrial Technologies, Inc.	4,181
16	Ariba, Inc. (D)	228
130	BJ’s Wholesale Club, Inc. (D)	5,012
138	Brown Shoe Co., Inc.	1,873
6	The Buckle, Inc.	258
8	Cash America International, Inc.	236
73	CEC Entertainment, Inc. (D)	2,062
25	Cental Euro Distribution Corp. (D)(G)	1,876
81	Charlotte Russe Holding, Inc. (D)	1,440
15	Cheesecake Factory, Inc. (D)	235
30	Deckers Outdoor Corp. (D)	4,190
4	EMCOR Group, Inc. (D)	110
4	ESCO Technologies, Inc. (D)	196
13	The Finish Line, Inc.	114
2	Fuel Systems Solutions, Inc. (D)	91
82	Global Sources Ltd. (D)(G)	1,249
6	Gymboree Corp. (D)	240
2	Herman Miller, Inc.	47
83	Hill-Rom Holdings, Inc. (G)	2,229
352	Hot Topic, Inc. (D)	1,906
10	J. Crew Group, Inc. (D)(G)	335
6	Lululemon Athletica, Inc. (D)	172
7	McGrath RentCorp	181
4	Men’s Wearhouse, Inc.	58
18	Nutri/System, Inc.	255
256	Owens & Minor, Inc.	11,709
129	P. F. Chang’s China Bistro, Inc. (D)(G)	2,880
51	Perini Corp. (D)(G)	1,675
19	PSS World Medical, Inc. (D)	303
173	Skechers U.S.A., Inc. Class A (D)	3,426
6	Sotheby’s Holdings	161
682	Source Information Management Co. (D)(G)	1,507
54	Spartan Stores, Inc.	1,230
89	Tenneco Automotive, Inc. (D)(G)	1,197
9	True Religion Apparel, Inc. (D)(G)	234
14	Tween Brands, Inc. (D)	235
11	VistaPrint Ltd. (D)(G)	291
48	Walter Industries	5,167
11	Warnaco Group, Inc. (D)	474
8	Wolverine World Wide, Inc.	213
11	Zumiez, Inc. (D)(G)	189

		67,408

	Consumer Staples — 1.3%
10	Agfeed Industries, Inc. (D)	147
—	Boston Beer Co., Inc. Class A (D)	—
8	Cal-Maine Foods, Inc. (G)	256
7	Chattem, Inc. (D)(G)	436
224	Darling International, Inc. (D)	3,700
89	Flowers Foods, Inc.	2,510
7	Lancaster Colony Corp.	203
16	Pilgrim’s Pride Corp.	203

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Consumer Staples — (continued)
3	Ralcorp Holdings, Inc. (D)(G)	$164
244	Sally Beauty Co., Inc. (D)(G)	1,578
13	Vector Group Ltd. (G)	205

		9,402

	Energy — 10.5%
5	Arena Resources, Inc. (D)	247
67	ATP Oil & Gas Corp. (D)(G)	2,660
40	Berry Petroleum Co.	2,361
4	Bill Barrett Corp. (D)	255
2	Bois d’Arc Energy, Inc. (D)	47
57	Cabot Oil & Gas Corp.	3,861
3	Carrizo Oil & Gas, Inc. (D)	217
1	Clayton Williams Energy, Inc. (D)	70
302	Complete Production Services, Inc. (D)(G)	11,006
100	Comstock Resources, Inc. (D)	8,494
11	Concho Resources, Inc. (D)	428
4	Contango Oil & Gas Co. (D)	396
5	Crosstex Energy, Inc.	177
41	Dawson Geophysical Co. (D)	2,451
179	Delek U.S. Holdings, Inc. (G)	1,651
5	Exco Resources, Inc. (D)	198
211	Frontier Oil Corp. (G)	5,055
64	Gran Tierra Energy Corp. (D)	513
41	Grey Wolf, Inc. (D)(G)	368
296	Headwaters, Inc. (D)(G)	3,489
8	Matrix Service Co. (D)	185
80	McMoRan Exploration Co. (D)	2,192
4	Penn Virginia Corp.	280
7	PetroQuest Energy, Inc. (D)	188
254	Pioneer Drilling Co. (D)	4,778
2	RPC, Inc.	31
167	Shengdatech, Inc. (D)(G)	1,659
138	St. Mary Land & Exploration Co.	8,914
66	Swift Energy Co. (D)	4,333
102	Trico Marine Services, Inc. (D)(G)	3,708
177	Union Drilling, Inc. (D)	3,835
310	Vaalco Energy, Inc. (D)	2,627
6	Warren Resources, Inc. (D)	91
5	W-H Energy Services (D)	469
3	Willbros Group, Inc. (D)	112

		77,346

	Finance — 6.4%
6	Alexander’s, Inc. (D)	1,833
73	Allied World Assurance Holdings Ltd.	2,888
350	Amerisafe, Inc. (D)	5,582
313	Anworth Mortgage Asset Corp. (G)	2,040
11	Centene Corp. (D)	189
104	Dollar Financial Corp. (D)(G)	1,564
7	eHealth, Inc. (D)	126
4	Equity Lifestyle Properties, Inc.	163
56	FCStone Group, Inc. (D)	1,570
132	GFI Group, Inc.	1,186
4	Greenhill & Co., Inc. (G)	208
15	Grubb & Ellis Co.	58
9	HealthExtras, Inc. (D)	263
1	Heartland Payment Systems, Inc. (G)	32
19	Inland Real Estate Corp.	275
14	Interactive Brokers Group (D)	436
14	Knight Capital Group, Inc. (D)	244
5	Mercadolibre, Inc. (D)(G)	179
337	MFA Mortgage Investments, Inc.	2,199
28	Morningstar, Inc. (D)(G)	2,010
156	Net 1 UEPS Technologies, Inc. (D)	3,795
15	optionsXpress Holdings, Inc.	329
7	Riskmetrics Group, Inc. (D)	132
12	Signature Bank (D)	316
173	Solera Holdings, Inc. (D)	4,764
443	Sunstone Hotel Investors, Inc. (G)	7,360
194	Waddell and Reed Financial, Inc. Class A	6,788
3	Washington Real Estate Investment Trust (G)	85
5	World Acceptance Corp. (D)	184

		46,798

	Health Care — 18.4%
300	Acadia Pharmaceuticals, Inc. (D)(G)	1,106
21	Accuray, Inc. (D)(G)	154
4	Acorda Therapeutics, Inc. (D)	147
9	Albany Molecular Research, Inc. (D)	114
4	Alexion Pharmaceuticals, Inc. (D)(G)	282
673	Alkermes, Inc. (D)(G)	8,324
17	Alliance Imaging, Inc. (D)	151
9	Alnylam Pharmaceuticals, Inc. (D)(G)	238
6	Alpharma, Inc. Class A (D)	140
248	American Oriental Bioengineering, Inc. (D)(G)	2,447
12	Angiodynamics, Inc. (D)	159
395	Applera Corp. — Celera Group (D)	4,486
565	Arena Pharmaceuticals, Inc. (D)(G)	2,930
9	ArthroCare Corp. (D)(G)	374
23	Assisted Living Concepts I-A (D)	126
104	CONMED Corp. (D)	2,769
15	Cubist Pharmaceuticals, Inc. (D)	274
829	CV Therapeutics, Inc. (D)(G)	6,823
543	Cytokinetics, Inc. (D)	2,016
31	Enzon, Inc. (D)(G)	219
15	eResearch Technology, Inc. (D)	260
321	Exelixis, Inc. (D)(G)	1,603
3	Haemonetics Corp. (D)	155
8	Healthways, Inc. (D)	230
493	Human Genome Sciences, Inc. (D)(G)	2,572
12	Immucor, Inc. (D)	305
394	Incyte Corp. (D)(G)	2,999
7	Integra LifeSciences Holdings Corp. (D)(G)	328
96	InterMune, Inc. (D)(G)	1,262
505	Invacare Corp. (G)	10,308
29	Isis Pharmaceuticals, Inc. (D)(G)	402
80	Kendle International, Inc. (D)(G)	2,913
12	KV Pharmaceutical Co. (D)(G)	238
3	Landauer, Inc.	161
308	LifePoint Hospitals, Inc. (D)(G)	8,714
147	Longs Drug Stores Corp.	6,186
147	Mannatech, Inc. (G)	802
7	Martek Biosciences Corp. (D)	234
8	Masimo Corp. (D)	272
150	Medicines Co. (D)	2,964
16	Medicis Pharmaceutical Corp. Class A (G)	329
10	Meridian Bioscience, Inc.	257
14	Merit Medical Systems, Inc. (D)	212
6	Myriad Genetics, Inc. (D)(G)	286
25	Nektar Therapeutics (D)	85

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
9	Noven Pharmaceuticals, Inc. (D)	$98
840	NPS Pharmaceuticals, Inc. (D)(G)	3,738
175	Nu Skin Enterprises, Inc. Class A	2,605
158	Obagi Medical Products, Inc. (D)	1,348
88	Onyx Pharmaceuticals, Inc. (D)(G)	3,110
8	OSI Pharmaceuticals, Inc. (D)	336
—	PAREXEL International Corp. (D)	6
23	PDL Biopharma, Inc.	247
251	Perrigo Co. (G)	7,977
14	PharmaNet Development Group, Inc. (D)	215
13	Pozen, Inc. (D)(G)	139
80	Progenics Pharmaceuticals, Inc. (D)(G)	1,268
8	Psychiatric Solutions, Inc. (D)(G)	294
14	Quidel Corp. (D)	234
402	Regeneron Pharmaceuticals, Inc. (D)	5,799
360	Rigel Pharmaceuticals, Inc. (D)(G)	8,167
333	Salix Pharmaceuticals Ltd. (D)(G)	2,341
11	Sciele Pharma, Inc. (G)	220
13	STERIS Corp.	382
186	Symmetry Medical, Inc. (D)	3,022
101	Theravance, Inc. (D)(G)	1,202
6	Thoratec Corp. (D)	112
4	United Therapeutics Corp. (D)(G)	414
14	Valeant Pharmaceuticals International (D)(G)	231
35	Vermillion, Inc. (D)	79
147	Vertex Pharmaceuticals, Inc. (D)	4,930
2	Vital Signs, Inc.	90
41	VIVUS, Inc. (D)(G)	273
69	Vnus Medical Technologies (D)	1,381
101	Xenoport, Inc. (D)	3,969
356	Zymogenetics, Inc. (D)(G)	2,997

		134,580

	Services — 12.8%
5	Advisory Board Co. (D)	197
11	Atheros Communications, Inc. (D)	338
2	Bankrate, Inc. (D)(G)	67
9	CDI Corp.	216
24	Central European Media Enterprises Ltd. (D)(G)	2,173
4	Clean Harbors, Inc. (D)	256
83	Comsys IT Partners, Inc. (D)	755
48	Consolidated Graphics, Inc. (D)	2,380
21	Corinthian Colleges, Inc. (D)	241
6	Corvel (D)	195
73	CPI Corp. (G)	1,371
137	DeVry, Inc.	7,367
10	Digital River, Inc. (D)	368
220	Epicor Software Corp. (D)	1,522
52	Factset Research Systems, Inc. (G)	2,948
19	Foundry Networks, Inc. (D)	230
12	Gartner, Inc. Class A (D)	255
5	Healthcare Services Group, Inc.	78
206	Healthspring, Inc. (D)	3,471
204	Hub Group, Inc. (D)	6,947
161	ICF International, Inc. (D)(G)	2,677
105	ITT Educational Services, Inc. (D)(G)	8,645
22	Jack Henry & Associates, Inc.	475
91	JDA Software Group, Inc. (D)	1,630
16	Loopnet, Inc. (D)(G)	185
7	Manhattan Associates, Inc. (D)	157
91	Mantech International Corp. Class A (D)	4,376
38	MAXIMUS, Inc. (G)	1,313
15	Micros Systems (D)	445
1	Monotype Imaging Holdings, Inc. (D)	11
5	Navigant Consulting, Inc. (D)	93
313	Parametric Technology Corp. (D)	5,211
90	Plexus Corp. (D)	2,487
16	Premiere Global Services, Inc. (D)	229
47	Pre-Paid Legal Services, Inc. (D)(G)	1,901
68	Priceline.com, Inc. (D)(G)	7,897
101	Radiant Systems, Inc. (D)	1,088
3	Resources Connection, Inc.	66
25	Riverbed Technology, Inc. (D)	337
438	Sapient Corp. (D)	2,812
30	Secure Computing Corp. (D)	123
79	Soapstone Networks, Inc. (D)	302
13	Strayer Education, Inc.	2,697
92	Sykes Enterprises, Inc. (D)	1,743
151	Thinkorswim Group, Inc. (D)(G)	1,061
13	Tyler Corp. (D)	179
219	Valassis Communications, Inc. (D)(G)	2,738
9	Waste Connections, Inc. (D)	275
215	Watson Wyatt Worldwide, Inc. (G)	11,377

		93,905

	Technology — 22.5%
64	A.O. Smith Corp.	2,104
11	ACI Worldwide, Inc. (D)(G)	186
39	Actuate Corp. (D)	153
229	Acuity Brands, Inc. (G)	10,998
39	ADC Telecommunications, Inc. (D)	571
9	ADTRAN, Inc.	215
235	Advanced Energy Industries, Inc. (D)	3,224
11	Advent Software, Inc. (D)(G)	396
14	American Medical Systems Holdings (D)	213
40	Amkor Technology, Inc. (D)	419
8	Ansoft Corp. (D)	301
196	Ansys, Inc. (D)	9,212
4	Arbitron, Inc.	176
537	Arris Group, Inc. (D)	4,536
694	Art Technology Group, Inc. (D)	2,221
74	Atlantic Tele-Network, Inc.	2,041
193	Avocent Corp. (D)	3,588
87	Belden, Inc. (G)	2,931
204	Benchmark Electronics, Inc. (D)	3,340
12	Blackbaud, Inc.	257
6	Blackboard, Inc. (D)(G)	222
16	Blue Coat Systems, Inc. (D)	225
260	Brocade Communications Systems, Inc. (D)	2,138
279	Bruker Corp. (D)	3,582
321	Centennial Cellular Corp. Class A (D)(G)	2,238
182	CMGI, Inc. (D)	1,931
32	CNET Networks, Inc. (D)(G)	363
10	Cognex Corp.	222
62	CommScope, Inc. (D)	3,251
9	Concur Technologies, Inc. (D)	295
6	CoStar Group, Inc. (D)(G)	271
243	CSG Systems International, Inc. (D)	2,679
51	Cubic Corp.	1,138
18	CyberSource Corp. (D)	308
6	Dionex Corp. (D)	402

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
24	DivX, Inc. (D)(G)	$175
20	Earthlink, Inc. (D)	176
52	EMS Technologies, Inc. (D)	1,129
651	Emulex Corp. (D)	7,588
4	Energy Conversion Devices, Inc. (D)	295
62	Esterline Technologies Corp. (D)	3,034
16	Evergreen Solar, Inc. (D)	158
90	Fossil, Inc. (D)	2,636
9	GeoEye, Inc. (D)(G)	155
96	GrafTech International Ltd. (D)	2,583
5	Hittite Microwave Corp. (D)	160
4	HMS Holdings Corp. (D)	88
31	Informatica Corp. (D)	461
175	Infospace, Inc.	1,458
272	Integrated Device Technology, Inc. (D)	2,703
8	Interactive Data Corp.	207
16	Interdigital, Inc. (D)(G)	387
12	ION Geophysical Corp. (D)	206
183	j2 Global Communications, Inc. (D)(G)	4,214
74	Kenexa Corp. (D)	1,392
31	Lawson Software, Inc. (D)	222
19	Micrel, Inc.	170
13	Microsemi Corp. (D)	322
22	MicroStrategy, Inc. (D)	1,469
106	Multi-Fineline Electronix, Inc. (D)(G)	2,911
160	Netflix, Inc. (D)(G)	4,182
126	NTELOS Holdings Corp.	3,197
11	Omniture, Inc. (D)	195
237	PeopleSupport, Inc. (D)(G)	2,012
3	Phase Forward, Inc. (D)	60
6	Phoenix Technologies Ltd. (D)	69
46	PMC — Sierra, Inc. (D)	349
14	Polycom, Inc. (D)	339
8	Progress Software Corp. (D)	201
92	QLogic Corp. (D)	1,336
6	Rackable Systems, Inc. (D)	78
15	RightNow Technologies, Inc. (D)	210
12	S1 Corp. (D)	88
16	Semtech Corp. (D)(G)	225
482	Silicon Image, Inc. (D)	3,494
9	Sirona Dental Systems, Inc. (D)(G)	220
936	Skyworks Solutions, Inc. (D)	9,236
63	Sohu.com, Inc. (D)(G)	4,431
14	SonicWALL, Inc. (D)	91
64	Sonus Networks, Inc. (D)(G)	219
230	Spectrum Brands, Inc. (D)(G)	585
108	SPSS, Inc. (D)(G)	3,903
164	Sybase, Inc. (D)(G)	4,825
6	Syniverse Holdings, Inc. (D)	97
7	Take-Two Interactive Software, Inc. (D)	168
80	Teledyne Technologies, Inc. (D)	3,940
19	TradeStation Group, Inc. (D)	197
343	Trident Microsystems, Inc. (D)	1,252
532	TriQuint Semiconductor, Inc. (D)	3,225
22	Triumph Group, Inc.	1,046
122	TTM Technologies, Inc. (D)(G)	1,612
15	TW Telecom, Inc. (D)	246
298	Ultra Clean Holdings, Inc. (D)	2,374
5	Ultratech Stepper, Inc. (D)	72
303	United Online, Inc. (G)	3,037
111	Valueclick, Inc. (D)	1,685
5	Varian, Inc. (D)	271
6	ViaSat, Inc. (D)	125
471	Virgin Mobile USA, Inc. (D)(G)	1,295
354	Vishay Intertechnology, Inc. (D)	3,137
9	Vocus, Inc. (D)	282
6	Volterra Semiconductor Corp. (D)	97
15	Websense, Inc. (D)	260
20	Wind River Systems, Inc. (D)	220

		164,829

	Transportation — 2.2%
6	Forward Air Corp.	190
4	Genco Shipping & Trading Ltd.	228
3	Knight Transportation, Inc.	52
147	Landstar System, Inc.	8,134
22	Overseas Shipholding Group, Inc.	1,749
7	Polaris Industries, Inc. (G)	297
78	SkyWest, Inc.	991
4	TBS International Ltd. Class A (D)	178
40	UAL Corp.	209
6	Wabtec Corp.	274
214	Werner Enterprises, Inc. (G)	3,980

		16,282

	Utilities — 0.0%
7	ITC Holdings Corp.	377

	Total common stock (cost $714,361)	$714,377

Principal
Amount

SHORT-TERM INVESTMENTS — 26.7%
	Repurchase Agreements — 2.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,532, collateralized by FNMA 5.50%, 2038, value of $3,602)
$3,531	2.50% dated 06/30/2008	$3,531

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,814, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $3,890)

3,814	2.40% dated 06/30/2008	3,814
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $642, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $655)
642	2.70% dated 06/30/2008	642
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $5,655, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $5,767)
5,654	2.70% dated 06/30/2008	5,654

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $159, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $163)
$159	1.80% dated 06/30/2008		$159
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $8, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $8)
8	1.80% dated 06/30/2008		8
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $63, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $64)
63	1.80% dated 06/30/2008		63

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,614, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $1,647)

1,614	2.55% dated 06/30/2008		1,614

			15,485

Shares

	Shares Securities Purchased with Proceeds from Security Lending — 24.6%
	Cash Collateral Reinvestment Fund:
180,029	Goldman Sachs FS Prime Obligation/Institutional Fund		180,029

Principal
Amount

	U.S. Treasury Bills — 0.0%
$360	1.99%, 09/11/2008 (M)(S)		359

	Total short-term investments (cost $195,873)		$195,873

	Total investments (cost $910,234) (C)	124.1%	$910,250
	Other assets and liabilities	(24.1)%	(177,008)

	Total net assets	100.0%	$733,242

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.07% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $914,329 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$95,441
Unrealized Depreciation	(99,520)

Net Unrealized Depreciation	$(4,079)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	67	Long	Sep 2008	$(63)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.1%
	Basic Materials — 7.4%
2	Ampco-Pittsburgh Corp. (G)	$67
30	Balchem Corp. (G)	687
2	Blount International (D)(G)	19
7	Buckeye Technologies, Inc. (D)(G)	61
—	Cambrex Corp. (D)(G)	2
3	Champion Enterprises, Inc. (D)(G)	18
—	CIRCOR International, Inc. (G)	5
—	Coeur d’Alene Mines Corp. (D)(G)	1
3	Crown Media Holdings, Inc. (D)(G)	15
1	CSS Industries, Inc. (G)	22
1	Encore Wire Corp.	15
41	Glatfelter (G)	543
5	H.B. Fuller Co. (G)	108
11	Hecla Mining Co. (D)	98
3	Hercules, Inc. (G)	52
2	Innophos Holdings, Inc. (G)	54
1	Kapstone Paper and Packaging (D)	5
1	L.B. Foster Co. Class A (D)(G)	27
29	Matthews International Corp. Class A (G)	1,294
2	Minerals Technologies, Inc. (G)	114
2	Mueller Industries, Inc. (G)	48
6	Mueller Water Products, Inc.	45
1	NCI Building Systems, Inc. (D)	37
16	Neenah Paper, Inc.	269
6	Olin Corp. (G)	160
2	OM Group, Inc. (D)(G)	69
2	Quanex Building Products Corp. (G)	22
1	Rock Tenn Co. Class A (G)	36
2	Rockwood Holdings, Inc. (D)(G)	70
—	RTI International Metals, Inc. (D)	4
5	Sensient Technologies Corp. (G)	144
—	Stepan Co.	9
2	Stillwater Mining Co. (D)(G)	21
65	Tempur-Pedic International, Inc. (G)	511
—	Tredegar Corp. (G)	4
3	W.R. Grace & Co. (D)(G)	77
9	Watts Water Technologies, Inc.	219
6	Worthington Industries, Inc. (G)	131

		5,083

	Capital Goods — 5.9%
2	Actuant Corp. Class A (G)	75
5	Blyth, Inc. (G)	55
1	Briggs & Stratton Corp. (G)	14
2	Brooks Automation, Inc. (D)(G)	15
1	Build-A-Bear Workshop, Inc. (D)	7
6	Callaway Golf Co. (G)	72
31	Clarcor, Inc. (G)	1,088
2	Columbus McKinnon Corp. (D)(G)	51
9	Compass Diversified Holdings (G)	101
2	Cymer, Inc. (D)(G)	43
—	Ducommun, Inc. (D)	9
3	Enpro Industries, Inc. (D)(G)	120
55	Entegris, Inc. (D)	360
—	Helen of Troy Ltd. (D)(G)	7
2	Jakks Pacific, Inc. (D)(G)	44
19	Lincoln Electric Holdings, Inc.	1,456
4	MKS Instruments, Inc. (D)(G)	81
2	Modine Manufacturing Co. (G)	25
13	RC2 Corp. (D)(G)	228
3	Robbins & Myers, Inc. (G)	130
—	Rudolph Technologies, Inc. (D)(G)	2
2	Tecumseh Products Co. Class A (D)(G)	69
1	Twin Disc, Inc.	23

		4,075

	Consumer Cyclical — 14.7%
10	Adaptec, Inc. (D)(G)	32
7	Alliance One International, Inc. (D)	37
2	American Axle & Manufacturing Holdings, Inc. (G)	16
3	Applied Industrial Technologies, Inc. (G)	68
17	ATC Technology Corp. (D)(G)	372
19	Blockbuster, Inc. Class A (D)(G)	48
2	Bob Evans Farms, Inc.	54
84	Borders Group, Inc.	504
1	Brunswick Corp.	15
—	Cache, Inc. (D)(G)	1
4	Carter’s, Inc. (D)	55
1	Casey’s General Stores, Inc. (G)	25
—	Cash America International, Inc. (G)	6
5	Cato Corp. (G)	67
1	CBRL Group, Inc. (G)	27
—	CEC Entertainment, Inc. (D)	3
3	Charlotte Russe Holding, Inc. (D)	48
—	Charming Shoppes, Inc. (D)	1
16	Chemed Corp.	586
27	Cherokee, Inc. (G)	540
12	Chico’s FAS, Inc. (D)	62
10	Children’s Place Retail Stores, Inc. (D)	375
7	Comfort Systems USA, Inc. (G)	94
11	Dana Holding Corp. (D)	56
3	Domino’s Pizza, Inc. (D)(G)	30
8	Dress Barn, Inc. (D)(G)	107
1	Dycom Industries, Inc. (D)	10
5	EMCOR Group, Inc. (D)	148
1	Ethan Allen Interiors, Inc. (G)	30
2	Furniture Brands International, Inc. (G)	23
4	Granite Construction, Inc. (G)	120
16	Group 1 Automotive, Inc.	322
4	Hayes Lemmerz International (D)	10
2	Hooker Furniture Corp. (G)	33
3	Hot Topic, Inc. (D)(G)	17
1	Hovnanian Enterprises Class A (D)(G)	8
26	Huttig Building Products, Inc. (D)	47
13	ICU Medical, Inc. (D)	300
4	IKON Office Solutions, Inc.	46
4	Insight Enterprises, Inc. (D)	41
1	Interline Brands, Inc. (D)(G)	11
4	Jack in the Box, Inc. (D)(G)	90
4	Jo-Ann Stores, Inc. (D)(G)	83
—	JOS A. Bank Clothiers, Inc. (D)	11
6	Lear Corp. (D)(G)	79
1	Maidenform Brands, Inc. (D)(G)	12
49	McGrath RentCorp (G)	1,193
3	Nash Finch Co. (G)	99
7	New York & Co., Inc. (D)	67
3	O’ Charley’s, Inc. (G)	29
28	Owens & Minor, Inc. (G)	1,247
—	Oxford Industries (G)	6
16	Papa John’s International, Inc. (D)(G)	428

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Consumer Cyclical — (continued)
1	Pep Boys-Manny Moe & Jack	$4
1	Perini Corp. (D)	17
1	Pier 1 Imports, Inc. (D)(G)	4
5	Retail Ventures I (D)	23
—	Ruddick Corp.	14
3	Ryland Group, Inc.	65
1	Scansource, Inc. (D)(G)	13
15	School Specialty, Inc. (D)(G)	446
1	Shoe Carnival, Inc. (D)	16
1	Skechers U.S.A., Inc. Class A (D)	28
—	Superior Industries International (G)	5
2	Systemax, Inc. (G)	28
3	Tenneco Automotive, Inc. (D)	42
5	Timberland Co. Class A (D)	74
10	United Stationers, Inc. (D)(G)	362
1	Village Super Market, Inc. (G)	39
29	Visteon Corp. (D)(G)	76
14	Volcom, Inc. (D)	335
1	Weyco Group, Inc. (G)	13
3	Winn-Dixie Stores, Inc. (D)	42
33	World Fuel Services Corp. (G)	720

		10,105

	Consumer Staples — 3.0%
3	Cal-Maine Foods, Inc. (G)	82
20	Chattem, Inc. (D)(G)	1,275
17	J&J Snack Foods Corp. (G)	458
3	Ralcorp Holdings, Inc. (D)(G)	129
—	TreeHouse Foods, Inc. (D)(G)	10
2	Universal Corp. (G)	72

		2,026

	Energy — 6.9%
1	Berry Petroleum Co. (G)	53
1	Bill Barrett Corp. (D)(G)	71
2	Callon Petroleum Corp. (D)(G)	44
1	Complete Production Services, Inc. (D)	40
30	Crosstex Energy, Inc. (G)	1,050
—	Dawson Geophysical Co. (D)(G)	6
1	Energysouth, Inc. (G)	49
1	Exco Resources, Inc. (D)(G)	30
2	Harvest Natural Resources, Inc. (D)(G)	20
3	Laclede Group, Inc. (G)	105
8	Meridian Resource Corp. (D)	24
10	New Jersey Resources Corp.	323
3	Newpark Resources, Inc. (D)(G)	24
1	Nicor, Inc. (G)	38
3	Northwest Natural Gas Co. (G)	143
5	Oceaneering International, Inc. (D)	347
5	Oilsands Quest, Inc. (D)(G)	32
—	Pioneer Drilling Co. (D)	4
14	Quicksilver Resources, Inc. (D)	522
6	Rosetta Resources, Inc. (D)(G)	157
1	Southwest Gas Corp.	36
3	Stone Energy Corp. (D)	171
1	Swift Energy Co. (D)(G)	59
3	Trico Marine Services, Inc. (D)(G)	106
—	Union Drilling, Inc. (D)(G)	2
—	Vaalco Energy, Inc. (D)(G)	1
38	WD40 Co. (G)	1,106
4	WGL Holdings, Inc. (G)	136

		4,699

	Finance — 21.1%
10	Advance America Cash Advance Centers, Inc. (G)	49
—	AMCORE Financial, Inc. (G)	—
1	Amerco (D)	29
11	American Equity Investment Life Holding Co. (G)	87
2	American Physicians Capital, Inc. (G)	73
3	Amerigroup Corp. (D)(G)	60
2	Amtrust Financial Services (G)	29
9	Anthracite Capital, Inc. (G)	62
10	Anworth Mortgage Asset Corp.	66
3	Apollo Investment Corp. (G)	42
1	Arbor Realty Trust (G)	10
107	Ares Capital Corp. (G)	1,074
1	Argo Group International Holdings Ltd. (D)	21
10	Ashford Hospitality (G)	45
7	Aspen Insurance Holdings Ltd. (G)	166
1	Associated Estates Realty	13
1	Assured Guaranty Ltd. (G)	11
6	Banco Latinoamericano de Exportaciones S.A. ADR Class E (G)	102
2	Bankfinancial Corp. (G)	25
6	Beneficial Mutual Bancorp, Inc. (D)(G)	63
1	Berkshire Hills Bancorp, Inc. (G)	33
1	BGC Partners, Inc. (D)	11
53	Boston Private Financial Holdings, Inc.	298
1	Calamos Asset Management, Inc. (G)	9
2	Capital Trust, Inc. (G)	44
6	CapLease, Inc. (G)	46
9	Castlepoint Holdings Ltd.	78
71	Cathay General Bancorp (G)	762
6	Cedar Shopping Court (G)	67
4	Centene Corp. (D)(G)	59
2	Central Pacific Financial Corp. (G)	22
1	Chemical Financial Corp. (G)	24
—	Chimera Investment Corp. (G)	3
10	Citizens Republic Bancorp, Inc. (G)	29
—	City Holding Co.	4
54	Colonial BancGroup, Inc.	237
1	Community Trust Bancorp, Inc. (G)	13
1	CompuCredit Corp. (D)(G)	4
1	Corus Bankshares, Inc. (G)	4
49	CVB Financial Corp.	463
15	DCT Industrial Trust, Inc. (G)	125
6	Diamondrock Hospitality (G)	69
1	Dime Community Bancshares (G)	16
3	East-West Bancorp, Inc.	21
3	Education Realty Trust, Inc. (G)	33
—	Employers Holdings, Inc. (G)	4
1	Encore Capital Group, Inc. (D)(G)	12
24	Entertainment Properties Trust (G)	1,196
2	FBL Financial Group Class A (G)	42
1	Federal Agricultural Mortgage Corp. (G)	15
23	Financial Federal Corp. (G)	505
1	First BanCorp Puerto Rico (G)	7
—	First Community Bancshares (G)	8

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Finance — (continued)
5	First Financial Northwest	$45
3	First Industrial Realty Trust, Inc. (G)	93
3	First Merchants Corp. (G)	54
1	First Mercury Financial Corp. (D)(G)	18
2	First Midwest Bancorp, Inc. (G)	28
10	First Niagara Financial Group, Inc. (G)	122
4	First Place Financial Corp. (G)	33
2	First Potomac Realty Trust (G)	26
1	FirstMerit Corp.	11
6	Flagstone Reinsurance Holdings (G)	72
9	FNB Corp. (G)	105
1	Fox Chase Bancorp, Inc. (D)	6
20	Friedman Billings Ramsey Group, Inc. (G)	30
4	FX Real Estate & Entertainment (D)(G)	7
4	Getty Realty Corp.	56
5	Glimcher Realty Trust	54
2	Global Cash Access, Inc. (D)	12
4	Gramercy Capital Corp. (G)	46
1	Green Bankshares, Inc. (G)	15
3	Greenlight Capital Re Ltd. Class A (D)	73
10	Guaranty Bancorp (D)(G)	35
5	Hallmark Financial Services, Inc. (D)	44
4	Hanmi Financial Corp.	18
—	Heartland Financial	7
12	Hersha Hospitality Trust (G)	88
1	Hilltop Holdings, Inc. (D)(G)	10
3	Horace Mann Educators Corp. (G)	35
2	IndyMac Bancorp, Inc.	1
9	Infinity Property & Casualty Corp.	374
22	International Bancshares Corp. (G)	455
6	IPC Holdings Ltd. (G)	151
3	Kearny Financial Corp. (G)	31
1	Knight Capital Group, Inc. (D)(G)	25
3	Knology, Inc. (D)(G)	33
9	LaBranche & Co., Inc. (D)(G)	62
2	Lakeland Bancorp, Inc. (G)	28
5	LaSalle Hotel Properties (G)	118
9	Lexington Realty Trust (G)	116
2	MainSource Financial Group, Inc. (G)	34
107	MCG Capital Corp. (G)	423
10	Medical Properties Trust, Inc. (G)	103
9	MFA Mortgage Investments, Inc. (G)	61
3	Molina Healthcare, Inc. (D)(G)	68
7	Montpelier Re Holdings Ltd. (G)	96
3	N B T Bancorp (G)	54
37	National Financial Partners Corp. (G)	741
1	National Health Investors, Inc. (G)	26
2	Navigators Group, Inc. (D)(G)	119
1	Newcastle Investment Corp. (G)	10
6	Newstar Financial, Inc. (D)(G)	35
6	NGP Capital Resources Co. (G)	91
4	Northstar Realty Finance Corp. (G)	31
8	Old National Bankcorp (G)	114
6	Oriental Financial Group, Inc.	78
6	Pacific Capital Bancorp (G)	77
1	Park National Corp. (G)	38
5	Penn Real Estate Investment Trust (G)	116
2	Peoples Bancorp, Inc. (G)	38
5	Phoenix Cos. (G)	39
2	Platinum Underwriters Holdings Ltd. (G)	68
10	PMA Capital Corp. Class A (D)(G)	94
20	Primus Guaranty Ltd. (D)	58
1	Provident Bankshares Corp. (G)	8
8	Provident Financial Services, Inc. (G)	115
14	RAIT Financial Trust (G)	102
—	Realty Income Corp. (G)	9
—	Renasant Corp. (G)	4
7	Rent-A-Center, Inc. (D)(G)	146
1	Republic Bancorp, Inc.	12
11	Resource Capital Corp. (G)	81
2	Rockville Financial, Inc. (G)	19
—	SCBT Financial Corp. (G)	9
3	Seabright Insurance Holdings (D)(G)	46
30	Selective Insurance Group	553
2	Senior Housing Properties Trust	35
3	Simmons First National Corp. (G)	95
18	Solera Holdings, Inc. (D)	484
5	South Financial Group, Inc. (G)	18
4	Sterling Bancshares, Inc. (G)	40
10	Strategic Hotels & Resorts, Inc. (G)	91
2	Suffolk Bancorp (G)	65
8	Sunstone Hotel Investors, Inc. (G)	124
6	Susquehanna Bancshares, Inc. (G)	88
4	Symmetricom, Inc. (D)(G)	15
46	Trustco Bank Corp.	341
6	Trustmark Corp. (G)	113
2	UMB Financial Corp. (G)	77
4	United Bankshares, Inc. (G)	83
2	United Community Banks	20
4	United Community Financial (G)	13
216	W Holding Co., Inc.	184
3	WesBanco, Inc. (G)	55
—	Westwood Holdings Group, Inc.	4
1	Wilshire Bancorp, Inc. (G)	7
—	Wintrust Financial Corp. (G)	5

		14,500

	Health Care — 4.9%
20	Advanced Medical Optics, Inc. (D)	365
2	Affymetrix, Inc. (D)	21
3	Albany Molecular Research, Inc. (D)(G)	41
3	Alliance Imaging, Inc. (D)(G)	27
1	Alpharma, Inc. Class A (D)(G)	20
1	AmSurg Corp. (D)(G)	12
1	Angiodynamics, Inc. (D)(G)	15
5	Apria Healthcare Group, Inc. (D)(G)	87
4	CONMED Corp. (D)(G)	93
9	Cooper Co., Inc.	316
14	Emergency Medical Services (D)	317
3	Emergent Biosolutions, Inc. (D)	31
—	Five Star Quality Care, Inc. (D)	—
—	HealthSouth Corp. (D)(G)	3
2	Invacare Corp. (G)	33
1	Kindred Healthcare, Inc. (D)	29
16	Landauer, Inc. (G)	911
1	Longs Drug Stores Corp.	59
13	Magellan Health Services, Inc. (D)	463
—	PharMerica Corp. (D)	5
4	Prestige Brands Holdings, Inc. (D)(G)	40
7	Rehabcare Group, Inc. (D)	107

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
—	Sciele Pharma, Inc. (G)	$4
17	Young Innovations, Inc. (G)	346

		3,345

	Services — 13.9%
3	A.H. Belo Corp. — Class A (G)	16
54	ABM Industries, Inc. (G)	1,190
5	American Greetings Corp. Class A (G)	62
23	AMN Healthcare Services, Inc. (D)	389
25	Avid Technology, Inc. (D)	425
1	Belo Corp. Class A	4
1	Bowne & Co., Inc. (G)	17
—	Brady Corp. Class A	7
10	CACI International, Inc. Class A (D)(G)	471
—	CDI Corp.	5
4	Central European Media Enterprises Ltd. (D)	349
4	CIBER, Inc. (D)(G)	27
18	Computer Services, Inc.	581
1	Consolidated Graphics, Inc. (D)(G)	30
1	Cox Radio, Inc. Class A (D)(G)	7
1	First Advantage Corp. (D)(G)	10
3	Foundry Networks, Inc. (D)(G)	39
9	G & K Services, Inc. Class A (G)	277
—	Great Wolf Resorts, Inc. (D)(G)	1
2	Healthspring, Inc. (D)(G)	39
4	Hudson Highland Group, Inc. (D)	45
4	Idearc, Inc.	9
3	Jackson Hewitt Tax Service, Inc.	33
3	JDA Software Group, Inc. (D)	54
2	Journal Communications, Inc. (G)	10
6	Kelly Services, Inc.	106
1	MAXIMUS, Inc.	31
7	Mediacom Communications Corp. (D)(G)	35
2	Monotype Imaging Holdings, Inc. (D)(G)	28
9	MPS Group, Inc. (D)	94
37	Navigant Consulting, Inc. (D)	724
1	On Assignment, Inc. (D)	7
5	OpenTV Corp. (D)	6
3	Pacer International, Inc. (G)	73
1	Parametric Technology Corp. (D)	8
3	Perot Systems Corp. Class A (D)(G)	48
16	Plexus Corp. (D)(G)	465
7	Premiere Global Services, Inc. (D)(G)	95
4	Regis Corp.	98
19	Resources Connection, Inc.	387
4	Scholastic Corp. (D)(G)	115
11	Spherion Corp. (D)(G)	49
1	Standard Parking Corp. (D)(G)	25
6	Stewart Enterprises, Inc. (G)	46
45	Syntel, Inc. (G)	1,504
24	TETRA Technologies, Inc. (D)	557
10	Unifirst Corp. (G)	424
71	Unisys Corp. (D)	280
3	Viad Corp.	64
—	Volt Information Sciences, Inc. (D)(G)	4
3	Waste Services, Inc. (D)	23
2	Watson Wyatt Worldwide, Inc. (G)	106

		9,499

	Technology — 10.9%
1	A.O. Smith Corp. (G)	30
3	Actel Corp. (D)(G)	49
2	Acuity Brands, Inc. (G)	91
—	Alaska Communication Systems Holdings, Inc. (G)	2
41	American Reprographics Co. LLC (D)(G)	686
9	AMETEK, Inc.	416
10	Amkor Technology, Inc. (D)	105
—	Anaren Microwave, Inc. (D)	3
—	Arfon, Inc. (D)	10
3	Avocent Corp. (D)(G)	47
8	Benchmark Electronics, Inc. (D)	127
4	Bio-Rad Laboratories, Inc. Class A (D)	324
2	Centennial Cellular Corp. Class A (D)	11
2	Checkpoint Systems, Inc. (D)(G)	44
32	Cincinnati Bell, Inc. (D)(G)	127
1	CMGI, Inc. (D)(G)	11
19	Coherent, Inc. (D)	556
3	CSG Systems International, Inc. (D)(G)	36
4	CTS Corp. (G)	36
2	Cubic Corp. (G)	49
—	Datascope Corp.	9
2	Deluxe Corp. (G)	39
1	DG Fastchannel, Inc. (D)(G)	22
—	Digi International, Inc. (D)(G)	1
—	Eagle Test Systems, Inc. (D)	1
32	Electronics for Imaging, Inc. (D)	460
1	EMS Technologies, Inc. (D)	22
6	Emulex Corp. (D)(G)	69
—	Esterline Technologies Corp. (D)	5
8	Extreme Networks, Inc. (D)(G)	22
1	Fair Isaac, Inc.	10
44	General Communication, Inc. Class A (D)	302
3	GeoEye, Inc. (D)(G)	58
1	Global Crossing Ltd. (D)(G)	23
4	GrafTech International Ltd. (D)(G)	102
—	Greatbatch, Inc. (D)(G)	3
—	ICO Global Communications Holdings Ltd. (D)(G)	1
4	Interactive Data Corp. (G)	108
1	Internap Network Services Corp. (D)	6
2	Interwoven, Inc. (D)	23
14	iPCS, Inc. (D)(G)	400
1	IXYS Corp. (D)	14
25	Jabil Circuit, Inc.	417
1	LTX Corp. (D)	1
6	Lydall, Inc. (D)	77
1	Measurement Specialties, Inc. (D)(G)	19
8	Methode Electronics, Inc. (G)	81
1	Movado Group (G)	12
37	MSC.Software Corp. (D)	406
—	Multi-Fineline Electronix, Inc. (D)(G)	8
5	OmniVision Technologies, Inc. (D)(G)	60
5	Palm, Inc. (G)	24
2	Park Electrochemical Corp. (G)	36
4	PeopleSupport, Inc. (D)	35
4	Plantronics, Inc. (G)	85
—	Polycom, Inc. (D)	5
2	Progress Software Corp. (D)	44
13	Quantum Corp. (D)(G)	17
3	Rackable Systems, Inc. (D)	35

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
5	RCN Corp. (D)(G)		$51
1	Regal-Beloit Corp. (G)		38
4	RF Micro Devices, Inc. (D)(G)		13
1	Rogers Corp. (D)		53
6	S1 Corp. (D)		42
41	Sanmina-Sci Corp. (D)		52
23	Schwak, Inc.		270
24	Silicon Storage Technology, Inc. (D)(G)		66
3	Skyworks Solutions, Inc. (D)(G)		32
7	SonicWALL, Inc. (D)(G)		46
18	Spansion, Inc. (D)(G)		39
—	Standard Microsystems Corp. (D)(G)		3
2	Stoneridge, Inc. (D)(G)		39
4	Sybase, Inc. (D)(G)		106
13	Sycamore Networks, Inc. (D)(G)		40
3	Syniverse Holdings, Inc. (D)(G)		45
5	Technitrol, Inc. (G)		76
1	Tekelec (D)		13
9	Tibco Software, Inc. (D)(G)		72
9	TriQuint Semiconductor, Inc. (D)(G)		56
4	TTM Technologies, Inc. (D)		48
8	United Online, Inc. (G)		81
27	VeriFone Holdings, Inc. (D)		323
3	Vignette Corp. (D)(G)		34
3	Zoran Corp. (D)(G)		39

			7,499

	Transportation — 4.7%
2	Alaska Air Group, Inc. (D)(G)		32
3	Arkansas Best Corp. (G)		125
2	Atlas Air Worldwide Holdings, Inc. (D)(G)		79
15	Forward Air Corp.		512
—	Freighter America, Inc. (G)		7
1	Gulfmark Offshore, Inc. (D)(G)		76
5	Heartland Express, Inc. (G)		69
2	Hornbeck Offshore Services, Inc. (D)(G)		96
7	JetBlue Airways Corp. (D)		26
30	Landstar System, Inc. (G)		1,646
—	PHI, Inc. (D)(G)		16
2	Polaris Industries, Inc. (G)		97
6	Republic Airways Holdings, Inc. (D)(G)		48
4	SkyWest, Inc.		52
10	Thor Industries, Inc.		202
—	UAL Corp.		—
4	US Airways Group, Inc. (D)		9
3	Wabash National Corp. (G)		21
5	Werner Enterprises, Inc. (G)		85

			3,198

	Utilities — 1.7%
—	Allete, Inc.		17
12	Aquila, Inc. (D)(G)		46
6	Avista Corp. (G)		124
1	CH Energy Group (G)		18
1	Cleco Corp.		28
6	El Paso Electric Co. (D)(G)		123
4	IDACORP, Inc. (G)		107
29	Pike Electric Corp. (D)(G)		477
—	Portland General Electric Co. (G)		9
1	UniSource Energy Corp. (G)		40
8	Westar Energy, Inc. (G)		172

			1,161

	Total common stock (cost $76,363)		$65,190

PREFERRED STOCK — 0.3%
	Finance — 0.3%
—	East West Bancorp, Inc. (H)(X)		$213

	Total preferred stock (cost $302)		$213

	Total long-term investments (cost $76,665)		$65,403

Principal
Amount

SHORT-TERM INVESTMENTS — 35.2%
	Finance — 1.6%
	General Electric Commercial Paper
$1,121	1.85%, 07/01/2008		$1,121

Shares

	Investment Pools and Funds — 3.9%
936	Federated Investors Prime Obligations Fund		936
1,712	State Street Bank Money Market Fund		1,712

			2,648

	Securities Purchased with Proceeds from Security Lending — 29.7%
	Cash Collateral Reinvestment Fund:
20,367	Navigator Prime Portfolio		20,367

	Total short-term investments (cost $24,136)		$24,136

	Total investments (cost $100,801) (C)	130.6%	$89,539
	Other assets and liabilities	(30.6)%	(20,959)

	Total net assets	100.0%	$68,580

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.20% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $100,903 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,810
Unrealized Depreciation	(17,174)

Net Unrealized Depreciation	$(11,364)

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	—	East West Bancorp, Inc.	$302

The aggregate value of these securities at June 30, 2008 was $213 which represents 0.31% of total net assets.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	13	Long	Sep 2008	$(35)

* The number of contracts does not omit 000’s. Cash of $59 was pledged as initial margin deposit for open futures contracts at June 30,2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.3%
	Basic Materials — 4.8%
1,308	Alcoa, Inc.	$46,573
318	ArcelorMittal ADR (G)	31,514
779	Cameco Corp.	33,400
300	Freeport-McMoRan Copper & Gold, Inc.	35,145
921	International Paper Co.	21,467

		168,099

	Consumer Cyclical — 8.6%
10,986	Buck Holdings L.P. (A)(D)(H)	9,887
4,348	Ford Motor Co. (D)	20,913
660	Honda Motor Co., Ltd. (G)	22,520
1,580	Kohl’s Corp. (D)	63,275
1,960	Lowe’s Co., Inc.	40,663
284	Nordstrom, Inc. (G)	8,605
103	Reliance Industries GDR (I)	9,986
1,053	Safeway, Inc.	30,060
2,015	Staples, Inc.	47,847
862	Supervalu, Inc.	26,623
456	Wal-Mart Stores, Inc.	25,611

		305,990

	Consumer Staples — 2.6%
43	Bunge Ltd. Finance Corp. (G)	4,674
5	Japan Tobacco, Inc.	20,586
690	PepsiCo, Inc.	43,903
393	Procter & Gamble Co.	23,910

		93,073

	Energy — 11.1%
209	Canadian Natural Resources Ltd.	20,952
781	Chesapeake Energy Corp. (G)	51,541
188	EnCana Corp.	17,095
1,049	Exxon Mobil Corp.	92,457
641	Hess Corp.	80,825
1,123	Marathon Oil Corp.	58,266
1,248	OAO Gazprom Class S ADR	72,398

		393,534

	Finance — 18.3%
1,386	American International Group, Inc.	36,683
1,481	Bank of America Corp.	35,362
1,297	Capital One Financial Corp. (G)	49,280
1,770	Citigroup, Inc.	29,663
2,247	Discover Financial Services, Inc.	29,597
1,408	Federal Home Loan Mortgage Corp.	23,096
1,449	Federal National Mortgage Association	28,276
353	Goldman Sachs Group, Inc.	61,670
2,411	Invesco Ltd.	57,825
249	Julius Baer Holding Ltd.	16,685
1,549	Lehman Brothers Holdings, Inc. (G)	30,694
4,780	Sovereign Bancorp, Inc. (G)	35,180
425	State Street Corp.	27,177
87	UBS AG (D)	1,804
1,731	UBS AG ADR (D)	35,771
2,277	UnitedHealth Group, Inc.	59,761
969	Wachovia Corp. (G)	15,045
3,768	Washington Mutual, Inc. (G)	18,578
3,669	Washington Mutual, Inc. with Warrants (A)(H)	16,277
1,664	Western Union Co.	41,126

		649,550

	Health Care — 16.2%
429	Astellas Pharma, Inc.	18,260
426	AstraZeneca plc	18,133
623	Daiichi Sankyo Co., Ltd.	17,152
487	Eisai Co., Ltd. (G)	17,203
2,036	Elan Corp. plc ADR (D)	72,366
1,158	Eli Lilly & Co.	53,444
483	Genentech, Inc. (D)	36,675
1,226	Medtronic, Inc.	63,425
409	Sanofi-Aventis S.A. ADR	13,588
3,181	Schering-Plough Corp.	62,628
2,352	Shionogi & Co., Ltd.	46,569
413	UCB S.A. (G)	15,240
644	Vertex Pharmaceuticals, Inc. (D)	21,541
845	Walgreen Co.	27,464
1,907	Wyeth	91,479

		575,167

	Services — 11.0%
462	Accenture Ltd. Class A	18,817
4,647	Comcast Corp. Class A (G)	88,161
538	FedEx Corp.	42,373
724	Monster Worldwide, Inc. (D)	14,922
4,363	Time Warner, Inc.	64,578
981	United Parcel Service, Inc. Class B	60,327
1,085	Viacom, Inc. Class B (D)	33,136
1,183	Waste Management, Inc.	44,622
3,022	XM Satellite Radio Holdings, Inc. Class A (D)(G)	23,693

		390,629

	Technology — 25.2%
2,982	Applied Materials, Inc.	56,932
366	Canon, Inc. (G)	18,830
3,872	Cisco Systems, Inc. (D)	90,072
834	Electronic Arts, Inc. (D)	37,037
2,638	Flextronics International Ltd. (D)	24,799
4,599	General Electric Co.	122,747
77	Google, Inc. (D)	40,485
1,938	Infineon Technologies AG (D)(G)	16,530
3,272	Intel Corp.	70,289
664	Lam Research Corp. (D)	24,000
375	Lockheed Martin Corp.	36,978
2,916	Maxim Integrated Products, Inc.	61,667
1,900	MetroPCS Communications, Inc. (D)(G)	33,647
3,844	Microsoft Corp.	105,751
2,159	NetApp, Inc. (D)	46,768
541	Nokia Corp.	13,242
33	Nortel Networks Corp. (D)	276
1,324	Qualcomm, Inc.	58,750
173	Siemens AG ADR	19,053
714	Yahoo!, Inc. (D)	14,753

		892,606

	Transportation — 0.7%
4,344	Delta Air Lines, Inc. (D)(G)	24,758

	Utilities — 0.8%
706	Suntech Power Holdings Co., Ltd. ADR (D)	26,462

	Total common stock (cost $4,116,344)	$3,519,868

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 6.6%
	Repurchase Agreements — 0.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,448, collateralized by FNMA 5.50%, 2038, value of $2,497)
$2,448	2.50% dated 06/30/2008		$2,448

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,644, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $2,697)

2,644	2.40% dated 06/30/2008		2,644
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $445, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $454)
445	2.70% dated 06/30/2008		445
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,920, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $3,998)
3,919	2.70% dated 06/30/2008		3,919
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $5, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $5)
5	1.80% dated 06/30/2008		5

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,119, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $1,141)

1,119	2.55% dated 06/30/2008		1,119

			10,580

Shares

	Securities Purchased with Proceeds from Security Lending — 6.3%
	Cash Collateral Reinvestment Fund:
221,756	Navigator Prime Portfolio		221,756

	Total short-term investments (cost $232,336)		$232,336

	Total investments (cost $4,348,680) (C)	105.9%	$3,752,204
	Other assets and liabilities	(5.9)%	(208,208)

	Total net assets	100.0%	$3,543,996

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.81% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $4,389,298 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$152,902
Unrealized Depreciation	(789,996)

Net Unrealized Depreciation	$(637,094)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $26,164, which represents 0.74% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $9,986, which represents 0.28% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$10,997
04/2008	3,669	Washington Mutual, Inc. with Warrants	32,100

The aggregate value of these securities at June 30, 2008 was $26,164 which represents 0.74% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$249,418	$245,475	09/03/08	$(3,943)
Japanese Yen (Sell)	5,355	5,396	07/03/08	41

				$(3,902)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 13.7%
	Finance — 13.7%
	ACT Depositor Corp.
$9,450	5.40%, 09/22/2041 (H)(L)	$4,252
	Banc of America Commercial Mortgage, Inc.
83,058	4.52%, 09/11/2036 (H)►	1,683
	Banc of America Securities Automotive Trust
5,880	4.49%, 02/18/2013 (H)	5,884
	Bayview Commercial Asset Trust
47,919	7.00%, 07/25/2037 (H)►	4,984
78,792	7.50%, 09/25/2037 (H)►	9,455
	Bayview Financial Acquisition Trust
4,430	4.13%, 05/28/2037 (H)(L)	1,551
	Bear Stearns Commercial Mortgage Securities, Inc.
69,427	4.07%, 07/11/2042 (H)►	1,634
54,131	4.12%, 11/11/2041 (H)►	1,133
9,595	5.33%, 02/11/2044	8,875
126,624	5.50%, 02/11/2041 (H)►	1,766
10,765	5.74%, 09/11/2042 (L)	10,175
	CBA Commercial Small Balance Commercial Mortgage Class X1
73,214	7.00%, 06/25/2038 (A)(H)►	5,331
	CBA Commercial Small Balance Commercial Mortgage Class X2
46,511	7.00%, 07/25/2035 (A)(H)►	2,696
	Citigroup Commercial Mortgage Trust
10,145	5.41%, 10/15/2049	9,747
13,600	5.89%, 12/10/2049 (L)	12,924
16,300	5.92%, 03/15/2049 (L)	15,900
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 (H)	—
37,386	5.91%, 07/25/2037 (L)	35,868
11,375	6.30%, 12/10/2049 (L)	11,298
1,387	12.00%, 01/25/2037 (H)	2,070
	Citigroup/Deutsche Bank Commercial Mortgage Trust
11,390	5.32%, 12/11/2049	10,529
	Countrywide Asset-Backed Certificates
1,630	5.46%, 07/25/2035	1,213
	Countrywide Home Loans, Inc.
41,362	6.00%, 10/25/2037	39,656
	Credit Suisse Mortgage Capital Certificates
11,500	5.45%, 01/15/2049	11,271
	Credit-Based Asset Servicing and Securitization
3,268	2.75%, 05/25/2036 (H)(L)	2,593
4,735	5.86%, 04/25/2037	3,466
	CS First Boston Mortgage Securities Corp.
1,835	4.51%, 07/15/2037	1,817
	CW Capital Cobalt Ltd.
5,640	5.48%, 04/15/2047	5,247
	DB Master Finance LLC
12,470	5.78%, 06/20/2031 (I)	11,474
	First Horizon Mortgage Pass-Through Trust
54,946	5.84%, 05/25/2037 (H)(L)	52,642
	Ford Credit Floorplan Master Owner Trust
9,400	2.65%, 06/15/2011 (L)	9,192
	GE Business Loan Trust
8,927	3.47%, 05/15/2034 (I)(L)	5,299
285,821	6.14%, 05/15/2034 (H)►	2,064
	GMAC Commercial Mortgage Securities, Inc.
12,000	4.86%, 12/10/2041	11,419
	Goldman Sachs Mortgage Securities Corp. II
153,731	4.38%, 08/10/2038 (H)►	1,043
	Green Tree Financial Corp.
1,306	7.24%, 06/15/2028	1,304
	Greenwich Capital Commercial Funding Corp.
20,500	5.74%, 12/10/2049 (L)	19,378
14,160	6.11%, 07/10/2038 (L)	13,968
	GS Mortgage Securities Corp. II
24,590	5.99%, 08/10/2045 (L)	23,513
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 (A)(H)	914
	JP Morgan Chase Commercial Mortgage Security Corp.
607,359	4.82%, 08/12/2037 (H)►	1,736
450,385	5.42%, 05/12/2045 (H)►	8,784
15,900	5.47%, 04/15/2043 (L)	15,198
20,090	5.54%, 12/12/2043 (L)	15,343
14,240	5.72%, 02/15/2051	13,363
15,885	5.94%, 02/12/2049 (L)	15,105
11,030	6.07%, 02/12/2051	10,655
4,620	6.40%, 02/12/2051 (I)(L)	3,489
	LB-UBS Commercial Mortgage Trust
4,750	5.45%, 11/15/2038 (L)	3,662
11,890	5.48%, 11/15/2038 (L)	8,882
	Lehman Brothers Small Balance Commercial
5,561	5.52%, 09/25/2030 (I)	5,373
5,180	5.62%, 09/25/2036 (I)	4,511
	Marlin Leasing Receivables LLC
13,390	5.33%, 09/16/2013 (I)	13,615
	Merrill Lynch Mortgage Trust
59,098	3.96%, 10/12/2041 (H)►	1,287
	Morgan Stanley Dean Witter Capital I
20,977	0.46%, 08/25/2032 (H)►	—
9,600	5.36%, 03/15/2044	8,875
	Nationstar Home Equity Loan Trust
236	9.97%, 03/25/2037 (H)(L)	118
	Option One Mortgage Loan Trust Class M6
3,875	6.99%, 03/25/2037 (H)	517
	Option One Mortgage Loan Trust Class M7
2,575	6.99%, 03/25/2037 (H)	307
	Option One Mortgage Loan Trust Class M8
2,525	6.99%, 03/25/2037 (H)	288
	Popular ABS Mortgage Pass-Through Trust
3,775	4.75%, 12/25/2034	3,362
3,119	5.42%, 04/25/2035	2,606
	Renaissance Home Equity Loan Trust
4,670	5.36%, 05/25/2035 (H)	3,459
6,480	5.75%, 05/25/2036 (H)(L)	5,361
	Renaissance Home Equity Loan Trust Class M5
4,300	7.00%, 09/25/2037 (H)	936

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Renaissance Home Equity Loan Trust Class M8
$5,375	7.00%, 09/25/2037 (H)	$740
	Soundview NIM Trust
371	6.41%, 12/25/2036 (H)	37
	Swift Master Automotive Receivables Trust
17,050	3.12%, 10/15/2012 (L)	16,527
	Wachovia Bank Commercial Mortgage Trust
52,360	3.65%, 02/15/2041 (H)►	969
1,835	4.52%, 05/15/2044	1,811
11,650	5.34%, 12/15/2043	10,756
6,930	5.42%, 01/15/2045	6,896
9,515	5.79%, 07/15/2045 (L)	8,850
14,100	5.93%, 06/15/2049 (L)	13,379
2,089,279	10.00%, 02/15/2051 (H)►	3,468
	Wamu Commercial Mortgage Securities Trust
19,570	6.31%, 03/23/2045 (I)(L)	13,910
	Wells Fargo Alternative Loan Trust
13,319	6.25%, 11/25/2037	12,458

	Total asset & commercial mortgage backed securities (cost $670,969)	$611,861

CORPORATE BONDS: INVESTMENT GRADE — 36.7%
	Basic Materials — 0.4%
	International Paper Co.
$11,450	7.40%, 06/15/2014	$11,428
	Rohm & Haas Holdings
8,419	5.60%, 03/15/2013	8,435

		19,863

	Capital Goods — 0.6%
	Xerox Corp.
25,390	6.35%, 05/15/2018	25,062

	Consumer Cyclical — 0.8%
	Kroger Co.
15,660	6.15%, 01/15/2020	15,494
	Safeway, Inc.
5,972	5.80%, 08/15/2012 (G)	6,107
	Tesco plc
11,806	5.50%, 11/15/2017 (I)	11,487
	Wal-Mart Stores, Inc.
4,038	6.50%, 08/15/2037	4,156

		37,244

	Consumer Staples — 0.9%
	Clorox Co.
2,340	5.95%, 10/15/2017	2,343
	Diageo Capital plc
9,320	5.50%, 09/30/2016	9,206
	Diageo Finance B.V.
5,300	5.30%, 10/28/2015	5,160
11,414	5.50%, 04/01/2013	11,557
	Dr. Pepper Snapple Group
7,284	6.82%, 05/01/2018 (I)	7,314
	General Mills, Inc.
5,870	5.70%, 02/15/2017	5,818

		41,398

	Energy — 1.6%
	Canadian National Resources Ltd.
1,689	6.25%, 03/15/2038 (G)	1,585
10,165	6.50%, 02/15/2037	9,903
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	3,831
5,190	5.38%, 04/15/2013	5,187
	Enterprise Products Operating L.P.
6,935	4.63%, 10/15/2009	6,910
	Enterprise Products Operations LLC
8,848	6.50%, 01/31/2019	8,895
	Husky Oil Co.
220	8.90%, 08/15/2028	221
	Petro-Canada
12,815	5.95%, 05/15/2035	11,260
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,405	3.44%, 09/15/2009 (I)	1,408
16,410	5.30%, 09/30/2020 (I)	15,315
	TNK-BP Finance S.A.
7,410	7.50%, 03/13/2013 — 07/18/2016 (I)	7,166

		71,681

	Finance — 18.8%
	ABX Financing Co.
10,013	6.35%, 10/15/2036 (I)	9,470
	American Capital Strategies Ltd.
10,577	6.85%, 08/01/2012	9,866
	American Express Co.
8,385	5.50%, 04/16/2013	8,199
9,727	5.55%, 10/17/2012	9,622
6,750	8.15%, 03/19/2038	7,502
	American International Group, Inc.
17,300	8.17%, 05/15/2058 (I)(L)	16,281
	American Real Estate Partners L.P.
9,165	7.13%, 02/15/2013	8,317
	Americo Life, Inc.
75	7.88%, 05/01/2013 (H)	76
	Amvescap plc
18,030	4.50%, 12/15/2009	17,862
3,544	5.38%, 02/27/2013	3,337
	Army Hawaii Family Housing Trust Certificates
5,370	5.52%, 06/15/2050 (I)	4,628
	BAE Systems Holdings, Inc.
10,204	5.20%, 08/15/2015 (I)	9,781
	Bank of America Corp.
35,427	8.00%, 12/29/2049 (L)	33,191
9,827	8.13%, 12/29/2049	9,289
	Bank of New York Institutional Capital Trust
200	7.78%, 12/01/2026 (I)	200
	Barclays Bank plc
8,438	7.70%, 10/25/2049 (I)(L)	8,599
	Berkshire Hathaway Finance Corp.
9,538	4.60%, 05/15/2013 (I)	9,509
	BNP Paribas Capital Trust
2,442	9.00%, 12/29/2049 (I)(L)	2,548
	Centura Capital Trust I
250	8.85%, 06/01/2027 (H)	255

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		CIT Group, Inc.
	$10,860	6.10%, 03/15/2067 (L)	$4,993
		Citigroup, Inc.
	21,829	8.30%, 12/21/2057 (L)	20,614
	22,525	8.40%, 12/31/2049 (L)	21,413
		Comerica Capital Trust II
	9,096	6.58%, 02/20/2037 (L)	5,728
		Countrywide Financial Corp.
	345	4.50%, 06/15/2010 (G)	321
	3,309	5.80%, 06/07/2012	3,130
	20,847	6.25%, 05/15/2016 (G)	18,561
		Countrywide Home Loans, Inc.
	3,911	4.00%, 03/22/2011	3,561
		COX Communications, Inc.
	21,805	6.25%, 06/01/2018 (I)	21,286
		Credit Agricole S.A.
	29,611	6.64%, 05/31/2049 (I)(L)	24,660
		Credit Suisse First Boston USA, Inc.
	3,105	6.50%, 01/15/2012	3,222
		Credit Suisse New York
	11,813	6.00%, 02/15/2018	11,375
		Deutsche Bank AG London
	36,708	4.88%, 05/20/2013	36,110
		Development Bank of Japan
JPY	4,600,000	1.75%, 06/21/2010	43,903
		Duke Capital LLC
	8,489	6.25%, 02/15/2013 (G)	8,639
		ERAC USA Finance Co.
	7,300	5.60%, 05/01/2015 (I)	6,673
		General Electric Capital Corp.
	11,730	5.25%, 10/19/2012	11,844
	11,180	5.63%, 05/01/2018	10,812
	18,350	6.37%, 11/15/2067 (L)	17,356
		Goldman Sachs Capital Trust II
	23,650	5.79%, 12/29/2049 (L)	16,445
		International Lease Finance Corp.
	5,385	6.38%, 03/25/2013	4,915
		Janus Capital Group, Inc.
	18,425	6.70%, 06/15/2017	17,684
		JP Morgan Chase & Co.
	41,638	7.90%, 12/01/2049	39,041
		Lincoln National Corp.
	16,423	6.05%, 04/20/2067	13,847
		Mellon Capital IV
	13,374	6.24%, 06/20/2049 (L)	10,590
		Merrill Lynch & Co., Inc.
	18,200	5.45%, 02/05/2013	17,166
		National City Corp.
	20,937	12.00%, 12/29/2049 (G)	19,968
		North Street Referenced Linked Notes
	3,900	4.30%, 07/30/2010 (A)(H)(L)	2,701
		Northern Rock plc
	1,769	5.60%, 04/30/2049 (G)(I)	1,017
		Northgroup Preferred Capital Corp.
	11,208	6.38%, 10/15/2049 (H)(L)	7,705
		NYSE Euronext
	13,700	4.80%, 06/28/2013	13,511
		PNC Preferred Funding Trust II
	27,800	6.11%, 03/15/2049 (I)(L)	21,513
		Progressive Corp.
	14,845	6.70%, 06/15/2037 (L)	13,017
		Prudential Financial, Inc.
	11,837	5.15%, 01/15/2013	11,537
	22,440	8.88%, 06/15/2038 (G)(L)	22,434
		Prudential Holdings LLC
	200	7.25%, 12/18/2023 (I)	213
		RBS Capital Trust IV
	18,375	3.60%, 09/29/2049 (L)	14,542
		Regional Diversified Funding
	96	9.25%, 03/15/2030 (I)	110
		Rio Tinto Finance USA, Ltd.
	11,245	5.88%, 07/15/2013	11,307
		State Street Capital Trust III
	7,434	8.25%, 12/29/2049 (L)	7,578
		Travelers Cos, Inc.
	5,473	6.25%, 03/15/2037 (L)	4,702
		Unicredito Italiano Capital Trust
	7,260	9.20%, 10/29/2049 (I)	7,444
		Unicredito Luxembourg Finance S.A.
	19,260	6.00%, 10/31/2017 (I)	18,491
		UnitedHealth Group, Inc.
	11,678	4.88%, 02/15/2013	11,300
		US Bank Realty Corp.
	13,200	6.09%, 12/22/2049 (I)(L)	9,636
		USB Capital IX
	4,392	6.19%, 03/29/2049 (L)	3,338
		VTB Capital S.A.
	1,820	6.61%, 10/31/2012 (K)	1,763
		Wachovia Capital Trust III
	14,200	5.80%, 03/15/2042	9,656
		Wachovia Corp.
	20,271	7.98%, 02/28/2049 (L)	18,617
		Wells Fargo Capital XIII
	29,060	7.70%, 12/29/2049 (L)	28,887
		Westfield Group
	9,076	5.70%, 10/01/2016 (I)	8,476
		ZFS Finance USA Trust I
	12,670	6.50%, 05/09/2037 (I)(L)	11,058

			842,942

		Foreign Governments — 2.0%
		El Salvador (Republic of)
	1,220	7.65%, 06/15/2035 (K)	1,263
	2,330	8.50%, 07/25/2011 (K)	2,481
		United Kingdom Government
GBP	44,409	5.00%, 03/07/2018	87,480

			91,224

		Health Care — 1.1%
		Cardinal Health, Inc.
	8,417	5.50%, 06/15/2013	8,398
		Covidien International Finance S.A.
	6,838	5.45%, 10/15/2012	6,932
		CVS Caremark Corp.
	18,166	6.30%, 06/01/2037 (L)	15,578
		Glaxosmithkline Capital, Inc.
	18,000	4.85%, 05/15/2013	17,976

			48,884

		Services — 1.5%
		Clear Channel Communications, Inc.
	8,890	7.65%, 09/15/2010	9,119

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Services — (continued)
	Comcast Corp.
$3,506	6.30%, 11/15/2017	$3,475
4,620	6.50%, 01/15/2015	4,691
100	10.63%, 07/15/2012	115
	COX Communications, Inc.
10,240	5.45%, 12/15/2014	9,840
	Mashantucket Western Pequot Revenue Bond
4,709	5.91%, 09/01/2021 (H)	4,378
	Time Warner Entertainment Co., L.P.
15,075	8.38%, 07/15/2033	16,315
	Time Warner, Inc.
5,120	6.50%, 11/15/2036	4,558
	Waste Management, Inc.
15,657	6.10%, 03/15/2018 (G)	15,621

		68,112

	Technology — 5.0%
	Agilent Technologies, Inc.
7,622	6.50%, 11/01/2017	7,424
	AT&T, Inc.
11,419	4.95%, 01/15/2013	11,379
22,372	5.50%, 02/01/2018	21,679
9,090	5.60%, 05/15/2018 (G)	8,869
	British Telecommunications plc
9,970	5.15%, 01/15/2013	9,720
	Cingular Wireless Services, Inc.
12,600	8.75%, 03/01/2031	14,951
	Comcast Cable Communications, Inc.
500	8.50%, 05/01/2027	576
	Embarq Corp.
15,262	7.08%, 06/01/2016 (G)	14,495
	GTE Corp.
165	8.75%, 11/01/2021	190
	Koninklijke Philips Electronics N.V.
12,942	5.75%, 03/11/2018	12,680
	Oracle Corp.
4,534	5.75%, 04/15/2018	4,530
17,555	6.50%, 04/15/2038	17,598
	Rogers Cable, Inc.
2,675	8.75%, 05/01/2032	2,984
	Rogers Wireless, Inc.
4,277	6.38%, 03/01/2014	4,282
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,550
	Telecom Italia Capital
16,958	7.72%, 06/04/2038	17,232
	Tele-Communications, Inc.
7,975	7.88%, 08/01/2013	8,560
	Tyco Electronics Group S.A.
5,710	6.00%, 10/01/2012	5,765
5,995	6.55%, 10/01/2017	6,049
	Verizon Communications, Inc.
18,467	5.50%, 02/15/2018	17,568
7,400	6.90%, 04/15/2038	7,313
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,678
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	13,345
	Vodafone Group plc
10,479	6.15%, 02/27/2037	9,583

		223,000

	Transportation — 1.0%
	American Airlines, Inc.
5,696	7.86%, 10/01/2011	5,468
	Canadian Pacific Railway Co.
7,433	5.75%, 05/15/2013 (G)	7,390
	Continental Airlines, Inc.
4,524	6.70%, 06/15/2021	3,942
4,365	8.05%, 11/01/2020	4,103
	CSX Corp.
10,875	6.75%, 03/15/2011	11,270
	Norfolk Southern Corp.
5,910	5.75%, 04/01/2018 (I)	5,817
	Union Pacific Corp.
5,294	5.70%, 08/15/2018	5,166

		43,156

	Utilities — 3.0%
	AES El Savador Trust
2,400	6.75%, 02/01/2016 (H)	2,155
	CenterPoint Energy Resources Corp.
10,950	6.13%, 11/01/2017	10,666
2,763	6.63%, 11/01/2037	2,559
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015 (G)	7,607
	Columbus Southern Power Co.
7,673	6.05%, 05/01/2018	7,628
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	5,697
	Detroit Edison Co.
3,875	6.13%, 10/01/2010	4,033
	Duke Energy Corp.
4,726	5.25%, 01/15/2018	4,664
	E.On International Finance
13,820	5.80%, 04/30/2018 (I)	13,558
	Enbridge Energy Partners
6,654	6.50%, 04/15/2018 (I)	6,683
	Florida Power Corp.
4,481	5.80%, 09/15/2017	4,587
	Kinder Morgan Energy Partners L.P.
4,720	6.50%, 02/01/2037	4,463
	NGPL Pipeco LLC
9,472	6.51%, 12/15/2012 (I)	9,617
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,350
	Northern States Power Co.
5,735	6.25%, 06/01/2036 (G)	5,862
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	5,689
	PSEG Power
4,534	5.00%, 04/01/2014	4,310
	Puget Sound Energy, Inc.
3,190	7.96%, 02/22/2010	3,357
	Scana Corp.
4,526	6.25%, 04/01/2020	4,496
	Taqa Abu Dhabi National Energy Co.
13,525	5.62%, 10/25/2012 (I)	13,629
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,330

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Utilities — (continued)
		Westar Energy, Inc.
	$1,400	5.15%, 01/01/2017	$1,310

			133,250

		Total corporate bonds: investment grade (cost $1,726,153)	$1,645,816

CORPORATE BONDS: NON-INVESTMENT GRADE — 5.7%
		Basic Materials — 0.7%
		AK Steel Corp.
	$8,805	7.75%, 06/15/2012	$8,827
		Evraz Group S.A.
	3,400	8.88%, 04/24/2013 (I)	3,404
		Potlatch Corp.
	12,100	13.00%, 12/01/2009 (H)(L)	13,267
		Vedanta Resources plc
	3,400	8.75%, 01/15/2014 (I)	3,400
		Vitro S.A.
	2,425	8.63%, 02/01/2012 (G)	2,200

			31,098

		Capital Goods — 0.2%
		Bombardier, Inc.
	8,650	6.30%, 05/01/2014 (I)	8,261

		Consumer Cyclical — 0.3%
		American Axle & Manufacturing Holdings, Inc.
	3,008	5.25%, 02/11/2014 (G)	2,120
		Parkson Retail Group Ltd.
	3,400	7.88%, 11/14/2011 (H)	3,383
		Supervalu, Inc.
	7,055	7.50%, 11/15/2014	7,064

			12,567

		Consumer Staples — 0.2%
		Arantes International
	3,300	10.25%, 06/19/2013 (I)	3,205
		MHP S.A.
	4,235	10.25%, 11/30/2011 (H)	4,203
		Sino-Forest Corp.
	4,225	9.13%, 08/17/2011 (K)	4,310

			11,718

		Energy — 0.2%
		Range Resources Corp.
	7,669	7.38%, 07/15/2013 (G)	7,650
		Finance — 0.7%
		Citigroup (JSC Severstal)
	5,610	9.25%, 04/19/2014 (K)	5,848
		Ford Motor Credit Co.
	9,440	7.16%, 04/15/2012 (L)	8,848
		General Motors Acceptance Corp.
	11,050	6.88%, 09/15/2011	7,940
		Kazkommerts International B.V.
	1,922	8.00%, 11/03/2015 (I)	1,586
		LPL Holdings, Inc.
	4,475	10.75%, 12/15/2015 (H)	4,385
		RBS-Zero Hora Editora Journalistica
BRL	4,100	11.25%, 06/15/2017 (H)	2,027
		TuranAlem Finance B.V.
	1,700	7.75%, 04/25/2013 (K)	1,434

			32,068

		Foreign Governments — 0.6%
		Argentina (Republic of)
	6,395	7.00%, 10/03/2015	4,342
		Brazil (Republic of)
BRL	6,770	10.00%, 01/01/2017	3,305
		Indonesia Government
	1,770	7.75%, 01/17/2038 (K)	1,689
		Sri Lanka (Republic of) ADR
	5,900	8.25%, 10/24/2012 (H)	5,280
		Turkey (Republic of)
	4,500	6.75%, 04/03/2018	4,185
		Venezuela (Republic of)
	5,780	3.91%, 04/20/2011 (K)(L)	5,185
	2,290	5.75%, 02/26/2016	1,799
	2,725	6.00%, 12/09/2020	1,958

			27,743

		Health Care — 0.4%
		HCA, Inc.
	8,635	9.25%, 11/15/2016	8,894
		Reable Therapeutics Finance LLC
	2,075	11.75%, 11/15/2014 (G)	1,924
		Rite Aid Corp.
	8,350	7.50%, 03/01/2017 (G)	6,743

			17,561

		Services — 0.8%
		Dex Media West LLC, Inc.
	6,485	9.88%, 08/15/2013	5,836
		DirecTV Holdings LLC
	6,015	7.63%, 05/15/2016 (I)	5,925
		Harrah’s Operating Co., Inc.
	9,875	10.75%, 02/01/2016 (I)	8,196
		MGM Mirage, Inc.
	10,775	6.75%, 04/01/2013	9,293
		Noble Group Ltd.
	2,300	8.50%, 05/30/2013 (I)	2,266
		SunGard Data Systems, Inc.
	7,176	10.25%, 08/15/2015 (G)	7,212

			38,728

		Technology — 1.2%
		Advanced Micro Devices, Inc.
	9,270	6.00%, 05/01/2015 (I)(X)	5,840
		Charter Communications Operating LLC
	10,190	8.00%, 04/30/2012 (I)	9,630
		CSC Holdings, Inc.
	9,125	7.63%, 04/01/2011	8,943
		Intelsat Bermuda Ltd.
	8,670	9.25%, 06/15/2016	8,735
		Vimpelcom
	8,300	8.38%, 04/30/2013 (I)	8,182
		Windstream Corp.
	11,140	8.63%, 08/01/2016	11,112

			52,442

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Transportation — 0.2%
	Bristow Group, Inc.
$6,255	7.50%, 09/15/2017 (G)	$6,271
	Grupo Senda Autotransporte
2,310	10.50%, 10/03/2015 (H)	2,280

		8,551

	Utilities — 0.2%
	NRG Energy, Inc.
5,720	7.38%, 01/15/2017	5,405
	Rede Empresas De Energia
2,405	11.13%, 04/02/2049 (H)	2,309

		7,714

	Total corporate bonds: non-investment grade (cost $269,946)	$256,101

MUNICIPAL BONDS — 0.2%
	General Obligations — 0.2%
	Oregon School Boards Association, Taxable Pension
$7,325	4.76%, 06/30/2028	$6,794

	Tax Allocation — 0.0%
	California Urban Industry Development Agency
275	6.10%, 05/01/2024	266

	Total municipal bonds (cost $7,605)	$7,060

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 5.5%
	Basic Materials — 0.8%
	Cenveo, Inc.
$3,688	4.55%, 06/21/2013 — 03/16/2014 (N)	$3,436
	Georgia-Pacific Corp.
9,666	4.45%, 12/20/2012 (N)	9,100
	Goodyear Tire & Rubber Co.
2,262	4.54%, 04/18/2014 (N)	2,061
	Graham Packaging Co., Inc.
4,376	4.98%, 04/03/2014 (N)	4,189
	Graphic Packaging Corp.
1,094	4.80%, 08/08/2010 (N)	1,029
	Hexion Specialty Chemicals
2,903	5.00%, 05/15/2013 (N)	2,634
	Huntsman International LLC
6,358	4.23%, 04/23/2014 (N)	5,912
	Ineos Group
1,185	4.88%, 02/01/2013 (N)(Q)	1,041
1,185	5.38%, 12/16/2014 (N)(Q)	1,055
	Jarden Corp.
5,804	5.30%, 01/24/2012 (N)	5,612

		36,069

	Capital Goods — 0.1%
	Yankee Candle Co.
2,575	4.80%, 02/06/2014	2,342

	Consumer Cyclical — 1.0%
	AM General LLC
2,943	5.75%, 09/30/2013 (N)	2,777
	American General Finance Corp.
115	5.48%, 09/01/2013 (AA)	109
	Aramark Corp.
2,271	4.68%, 01/19/2014 (N)	2,127
137	5.05%, 01/19/2014 (AA)	130
	Delphi Corp.
3,820	7.25%, 12/31/2008 (N)(F)	3,812
	Ford Motor Co.
24,199	5.48%, 12/15/2013 (N)	19,507
	Lear Corp.
2,991	5.13%, 04/25/2012 (N)	2,742
	Masonite International Corp., Canadian Term Loan B
1,173	4.89%, 04/30/2010 (N)	1,087
	Masonite International Corp., Term Loan B
1,175	4.89%, 04/30/2010 (N)	1,089
	Michaels Stores, Inc.
1,388	3.41%, 11/11/2013 (N)(Q)	1,164
	Oshkosh Truck Corp.
1,629	4.08%, 12/06/2013 (N)	1,483
	Roundy’s Supermarkets, Inc.
3,789	5.23%, 11/03/2011 (N)	3,616
	William Carter Co.
4,249	4.28%, 07/14/2012	4,036

		43,679

	Consumer Staples — 0.1%
	Dole Food Co., Inc.
230	4.58%, 04/12/2013 (AA)	213
1,690	4.79%, 04/12/2013 (N)	1,568
507	4.87%, 04/12/2013 (N)	471

		2,252

	Finance — 0.5%
	Brickman Group Holdings, Inc.
2,905	4.80%, 01/24/2014 (N)	2,687
	Chrysler Financial Services NA
2,630	6.78%, 08/03/2012 (N)	2,164
	Community Health Systems, Inc.
464	1.00%, 07/02/2014 (AA)(Q)	437
9,070	4.86%, 07/02/2014 (N)	8,538
	Crescent Resources LLC
5,803	5.98%, 09/07/2012 (N)	4,360
	General Growth Properties, Inc.
3,197	3.60%, 02/24/2010 (N)	2,855
	Golden Gate National
2,418	5.23%, 03/14/2011 (N)	2,285

		23,326

	Health Care — 0.4%
	Carestream Health, Inc.
2,357	4.80%, 04/12/2013 (N)	2,098
	HCA, Inc.
3,354	4.80%, 11/14/2012 (N)	3,137
4,479	5.05%, 11/17/2013 (N)	4,202
	HealthSouth Corp.
2,131	5.29%, 03/07/2013 (N)	2,008
	IASIS Healthcare Capital Corp.
188	4.38%, 03/15/2014 (AA)	177
2,743	4.48%, 01/15/2014 — 03/15/2014 (N)	2,580
	Mylan, Inc.
1,990	5.93%, 12/17/2014 (N)	1,963

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Health Care — (continued)
	Skilled Healthcare Group, Inc.
$3,237	4.97%, 06/15/2012 (N)	$2,994
	Vanguard Health Holdings Co. II LLC
1,040	5.05%, 09/23/2011	1,000

		20,159

	Services — 1.5%
	Affinion Group, Inc.
2,610	7.78%, 10/07/2012 (N)	2,515
	Cedar Fair L.P., Term Loan B
2,337	4.48%, 07/21/2013 (N)	2,212
	CSC Holdings, Inc.
3,196	4.23%, 03/24/2013 (N)	3,034
	Emdeon Business Services LLC
524	4.81%, 11/16/2013 (N)	497
	Gray Television, Inc.
3,135	4.19%, 12/31/2014 (N)	2,791
	Harrah’s Entertainment, Inc.
2,425	5.80%, 01/28/2015 (N)(Q)	2,220
	Idearc, Inc.
3,035	3.56%, 11/17/2013 (N)	2,508
2,806	4.79%, 11/17/2014 (N)	2,242
	inVentiv Health, Inc.
2,613	4.56%, 07/05/2014 (N)	2,450
	Metavante Corp.
4,465	4.62%, 10/31/2014 (N)	4,253
	MGM Mirage, Inc.
6,351	3.52%, 10/03/2011 (N)	5,716
	R.H. Donnelley, Inc.
6,320	6.71%, 06/30/2011 (N)	6,173
	Regal Cinemas, Inc.
5,262	4.30%, 10/27/2013 (N)	4,996
	SunGard Data Systems, Inc.
4,422	4.51%, 02/28/2014 (N)	4,175
	Tribune Co.
8,076	7.98%, 05/26/2015 (H)(N)	4,967
	UPC Financing Partnership
5,053	4.21%, 12/31/2014 (N)	4,752
	West Corp.
4,914	5.09%, 10/23/2013	4,486
	WideOpenWest Finance LLC
11,022	9.50%, 06/29/2015 (H)(N)	9,259

		69,246

	Technology — 0.8%
	Charter Communications Operating LLC
2,652	4.90%, 04/28/2013 (N)	2,327
	Intelsat Bermuda Ltd.
2,603	5.18%, 01/11/2014 (N)	2,615
8,300	9.25%, 06/15/2016 (N)	8,134
	Intelsat Bermuda Ltd., Tranche B2A
859	5.20%, 01/03/2014 (N)	812
	Intelsat Bermuda Ltd., Tranche B2B
859	5.20%, 01/03/2014 (N)	811
	Intelsat Bermuda Ltd., Tranche B2C
859	5.20%, 01/03/2014 (N)	811
	Leap Wireless International, Inc.
2,408	6.50%, 06/15/2013 (N)	2,372
	Mediacom Broadband LLC, Term Loan D1
5,970	4.23%, 01/31/2015 (N)	5,447
	Mediacom Broadband LLC, Term Loan D2
5,474	4.23%, 01/31/2015 (N)	5,022
	MetroPCS Wireless, Inc.
4,034	4.99%, 11/02/2013 (N)(Q)	3,846
	Time Warner Telecom Holdings, Inc.
4,016	4.49%, 07/01/2013 (N)	3,853

		36,050

	Utilities — 0.3%
	Astoria Generating Co. Acquisitions LLC
920	6.56%, 08/23/2013 (N)	886
	Mirant North America LLC
2,709	4.23%, 01/03/2013 (N)	2,609
	NRG Energy, Inc.
3,846	4.20%, 06/08/2013 (N)	3,645
1,884	4.45%, 02/01/2013 (AA)	1,786
	Texas Competitive Electric Holdings Co. LLC, Term Loan B2
3,184	6.26%, 10/24/2014 (N)	2,945
	Texas Competitive Electric Holdings Co. LLC, Term Loan B3
3,176	6.23%, 10/31/2014 (N)	2,937

		14,808

	Total senior floating rate interests: non-investment grade (cost $265,906)	$247,931

U.S. GOVERNMENT AGENCIES — 31.8%
	Federal Home Loan Mortgage Corporation — 11.4%
	Mortgage Backed Securities:
$13,725	5.02%, 2035 (L)#	$13,850
26,737	5.39%, 2037 (L)#	27,070
3,689	5.46%, 2036 (L)#	3,709
131,212	5.50%, 2037	129,208
24,737	5.50%, 2018 — 2037 #	24,448
4,990	5.82%, 2036 (L)#	5,059
66,595	6.00%, 2037 — 2038	67,342
72,305	6.00%, 2017 — 2035 #	73,364
116,340	6.50%, 2037 — 2038	120,046
5	6.50%, 2031 — 2032 #	5
9	7.50%, 2029 — 2031 #	10

		464,111

	Remic — Pac’s:
47,165	5.00%, 2034	45,492

		509,603

	Federal National Mortgage Association — 16.6%
	Mortgage Backed Securities:
3,321	4.66%, 2034 (L)	3,347
12,520	4.69%, 2035 (L)	12,547
7,301	4.76%, 2035 (L)	7,353
2,565	4.79%, 2035 (L)	2,597
21,107	4.82%, 2036 (L)	21,370
3,263	4.86%, 2035 (L)	3,305
4,598	4.87%, 2035 (L)	4,620
8,908	4.94%, 2035 (L)	8,898
274,621	5.00%, 2018 — 2034	267,936
6,377	5.08%, 2035 (L)	6,422
147,225	5.50%, 2013 — 2037	146,049
24,364	6.00%, 2012 — 2033	24,803
75,978	6.00%, 2038 (Q)	76,643

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)

	Federal National Mortgage Association — (continued)

	Mortgage Backed Securities: — (continued)
$145,189	6.50%, 2014 — 2038		$149,689
7,876	7.00%, 2016 — 2037		8,265
1,047	7.50%, 2015 — 2032		1,128
2	8.00%, 2032		2

	Notes:
250	5.12%, 2009 (G)(L)		253

			745,227

	Government National Mortgage Association — 2.8%
	Mortgage Backed Securities:
24,993	5.50%, 2033 — 2034		24,920
81,416	6.00%, 2031 — 2037		82,710
17,524	6.50%, 2028 — 2032		18,199
55	7.00%, 2030 — 2031		57
9	8.50%, 2024		10

			125,896

	Other Government Agencies — 1.0%
	Small Business Administration Participation Certificates:
20,604	5.56%, 2027		20,831
22,343	5.57%, 2027		22,507

			43,338

	Total U.S. government agencies (cost $1,423,917)		$1,424,064

U.S. GOVERNMENT SECURITIES — 4.5%
	U.S. Treasury Securities — 4.5%
	U.S. Treasury Bonds:
$77,000	4.38%, 2038 (G)		$75,051
13,597	5.00%, 2037 (G)		14,613

			89,664

	U.S. Treasury Notes:
94,030	3.38%, 2013		94,199
933	3.50%, 2013 (G)		940
18,373	3.88%, 2018 (G)		18,219

			113,358

	Total U.S. government securities (cost $200,271)		$203,022

Shares

COMMON STOCK — 0.0%
	Technology — 0.0%
—	XO Holdings, Inc. (D)		$—

	Total common stock (cost $— )		$—

WARRANTS — 0.0%
	Technology — 0.0%
—	XO Holdings, Inc. (D)(H)		$—

	Total warrants (cost $— )		$—

PREFERRED STOCK — 0.5%
	Finance — 0.5%
340	Federal Home Loan Mortgage Corp. (G)		$8,254
592	Federal National Mortgage Association (G)		13,596

	Total preferred stock (cost $23,359)		$21,850

	Total long-term investments (cost $4,588,126)		$4,417,705

Principal
Amount

SHORT-TERM INVESTMENTS — 5.8%
	Finance — 0.5%
	BNP Paribas Finance
$20,000	3.00%, 07/01/2008		$19,998
	Illinois Tool-Works — DCP
3,000	2.45%, 07/01/2008		3,000

			22,998

Shares

	Investment Pools and Funds — 0.0%
550	State Street Bank Money Market Fund		550

Principal
Amount

	Repurchase Agreements — 0.0%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $64, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $65)
$64	1.80% dated 06/30/2008		64
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $25, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $26)
25	1.80% dated 06/30/2008		25

			89

Shares

	Securities Purchased with Proceeds from Security Lending — 4.9%
	Cash Collateral Reinvestment Fund:
220,494	Navigator Prime Portfolio		220,494

Principal
Amount

	U.S. Treasury Bills — 0.4%
$18,000	1.99%, 09/11/2008 (M)(S)		17,940

	Total short-term investments (cost $262,061)		$262,071

	Total investments (cost $4,850,187) (C)	104.4%	$4,679,776
	Other assets and liabilities	(4.4)%	(196,228)

	Total net assets	100.0%	$4,483,548

The accompanying notes are an integral part of these financial statements.

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.11% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $4,851,527 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,064
Unrealized Depreciation	(198,815)

Net Unrealized Depreciation	$(171,751)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $11,642, which represents 0.26% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.
(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2008.
(D)	Currently non-income producing.
(F)	The company is in bankruptcy. The bank loan or bond held by the fund is not in default and interest payments are expected in the future.
(G)	Security is partially on loan at June 30, 2008.
(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $401,153, which represents 8.95% of total net assets.
(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2008, the market value of these securities amounted to $23,973 or 0.53% of net assets.
(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2008.
(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
(N)	The interest rate disclosed for these securities represents the average coupon as of June 30, 2008.
(C)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2008.
(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2008 was $82,691.
(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2008.
(X)	Convertible security.
(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
GBP	— British Pound
JPY	— Japanese Yen

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis

10/2006	9,450	ACT Depositor Corp., 5.40%, 09/22/2041 - 144A	$9,199
06/2008	2,400	AES El Savador Trust, 6.75, 02/01/2016 - Reg S	2,191
04/2003	75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	74
03/2005	83,058	Banc of America Commercial Mortgage, Inc., 4.52%, 09/11/2036 -144A	1,678
08/2006	5,880	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	5,878
05/2007	47,919	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	6,822
08/2007	78,792	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	10,941
04/2007	4,430	Bayview Financial Acquisition Trust, 4.13%, 05/28/2037	4,430
10/2004	69,427	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	1,649
12/2004	54,131	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	1,157
05/2005 – 11/2006	126,624	Bear Stearns Commercial Mortgage Securities, Inc., 5.50%, 02/11/2041 -144A	2,501
04/2006 – 08/2007	73,214	CBA Commercial Small Balance Commercial Mortgage Class X1, 7.00%, 06/25/2038 - 144A	3,719
04/2006 – 08/2007	46,511	CBA Commercial Small Balance Commercial Mortgage Class X2, 7.00%, 07/25/2035 - 144A	2,704
05/2003	250	Centura Capital Trust I, 8.85%, 06/01/2027 - 144A	260
02/2007	—	Citigroup Mortgage Loan Trust, Inc., 0.00%, 01/25/2037 -144A	—
12/2007 – 06/2008	1,387	Citigroup Mortgage Loan Trust, Inc., 12.00%, 01/25/2037 - 144A	2,405
07/2007	3,268	Credit-Based Asset Servicing and Securitization, 2.75%, 05/25/2036 - 144A	3,191

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Period
Acquired	Shares/Par	Security	Cost Basis

05/2007	54,946	First Horizon Mortgage Pass-Through Trust, 5.84%, 05/25/2037	$55,068
06/2006	285,821	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	1,405
07/2004	153,731	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 -144A	1,015
05/2008	2,310	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	2,307
03/2007	1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
03/2005	607,359	JP Morgan Chase Commercial Mortgage Security Corp., 4.82%, 08/12/2037	1,537
09/2006	450,385	JP Morgan Chase Commercial Mortgage Security Corp., 5.42%, 05/12/2045	9,022
10/2007 – 04/2008	4,475	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	4,555
07/2005	4,709	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 -144A	4,709
11/2004	59,098	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	1,388
11/2006	4,235	MHP S.A., 10.25%, 11/30/2011 - 144A	4,247
10/2005 – 08/2006	20,977	Morgan Stanley Dean Witter Capital I, 0.46%, 08/25/2032 - Reg D	325
04/2007	236	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	236
11/2006	3,900	North Street Referenced Linked Notes, 4.30%, 07/30/2010 - 144A	3,548
05/2007	11,208	Northgroup Preferred Capital Corp., 6.38%, 10/15/2049 - 144A	11,208
03/2007	3,875	Option One Mortgage Loan Trust Class M6, 6.99%, 03/25/2037	3,749
03/2007	2,575	Option One Mortgage Loan Trust Class M7, 6.99%, 03/25/2037	2,247
03/2007	2,525	Option One Mortgage Loan Trust Class M8, 6.99%, 03/25/2037	2,007
10/2007	3,400	Parkson Retail Group Ltd., 7.88%, 11/14/2011	3,459
10/2001 – 11/2001	12,100	Potlatch Corp., 13.00%, 12/01/2009	12,393
10/2007	4,100	RBS-Zero Hora Editora Journalistica, 11.25, 06/15/2017 - Reg S	2,125
04/2008 – 06/2008	2,405	Rede Empresas De Energia, 11.13%, 04/02/2049 - 144A	2,338
03/2005	4,670	Renaissance Home Equity Loan Trust, 5.36%, 05/25/2035	4,670
03/2006	6,480	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	6,480
08/2007	4,300	Renaissance Home Equity Loan Trust Class M5, 7.00%, 09/25/2037	3,255
08/2007	5,375	Renaissance Home Equity Loan Trust Class M8, 7.00%, 09/25/2037	3,005
02/2007	371	Soundview NIM Trust, 6.41%, 12/25/2036 - 144A	369
10/2007 – 05/2008	5,900	Sri Lanka (Republic of) ADR, 8.25%, 10/24/2012 - 144A	5,719
05/2007	8,076	Tribune Co., 7.98%, 05/26/2015	8,076
02/2004	52,360	Wachovia Bank Commercial Mortgage Trust, 3.65%, 02/15/2041 -144A	1,012
08/2007	2,089,279	Wachovia Bank Commercial Mortgage Trust, 10.00%, 02/15/2051	3,293
06/2007 – 06/2008	11,022	WideOpenWest Finance LLC, 9.50%, 06/29/2015	10,645
05/2006	—	XO Holdings, Inc.	—

The aggregate value of these securities at June 30, 2008 was $198,332 which represents 4.42% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	1,987	Long	Sep 2008	$1,228
5 Year U.S. Treasury Note	4,674	Long	Sep 2008	5,226
10 Year U.S. Treasury Note	1,121	Short	Sep 2008	(1,714)
U.S. Long Bond	1,461	Short	Sep 2008	(3,480)

				$1,260

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$93,336	$92,046	09/19/08	$(1,290)
Euro (Buy)	46,255	45,578	07/16/08	677
Euro (Sell)	46,255	45,482	07/16/08	(773)
Euro (Buy)	53,862	53,037	09/17/08	825
Euro (Sell)	53,862	52,425	09/17/08	(1,437)
Japanese Yen (Buy)	43,321	42,579	07/02/08	742
Japanese Yen (Sell)	43,321	42,468	07/02/08	(853)
Japanese Yen (Buy)	43,352	43,393	07/11/08	(41)
Japanese Yen (Sell)	43,352	42,928	07/11/08	(424)

				$(2,574)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 13.9%
	Finance — 13.9%
	Ansonia CDO Ltd.
$6,000	2.68%, 07/28/2046 (A)(H)(L)	$2,700
	Arbor Realty Mortgage Securities
8,000	3.30%, 01/26/2042 (H)(L)	5,325
	Banc of America Commercial Mortgage, Inc.
9,000	4.50%, 07/10/2043	8,904
9,433	5.00%, 10/10/2045	9,385
	Bayview Commercial Asset Trust
61,833	7.00%, 07/25/2037 (H)►	6,431
41,109	7.50%, 09/25/2037 (H)►	4,933
	Bayview Financial Acquisition Trust
1,435	5.48%, 05/28/2037 (H)(L)	258
	Bear Stearns Asset Backed Securities, Inc.
3,990	3.58%, 05/25/2037 (H)(L)	611
	Bear Stearns Commercial Mortgage Securities, Inc.
197,702	4.65%, 02/11/2041 (H)►	1,761
	Carrington Mortgage Loan Trust
3,238	4.13%, 02/25/2037 (H)(L)	300
	CBA Commercial Small Balance Commercial Mortgage
1,479	6.09%, 07/25/2039 (H)(L)	858
1,539	6.50%, 07/25/2039 (H)(L)	616
36,381	7.25%, 07/25/2039 (H)►	3,494
	Citigroup Commercial Mortgage Trust
2,500	2.71%, 08/15/2021 (H)(L)	2,232
	Commercial Mortgage Pass-Through Certificates
4,327	2.76%, 12/15/2020 (H)(L)	3,925
9,000	5.00%, 06/10/2044	8,991
	Countrywide Alternative Loan Trust
1,437	2.73%, 10/25/2035 (H)(L)	1,298
	Countrywide Asset-Backed Certificates
9,000	5.76%, 06/25/2035	3,428
9,000	5.80%, 07/25/2034	6,443
	Credit Suisse Mortgage Capital Certificates
5,991	3.27%, 09/15/2021 (H)(L)	5,577
	CS First Boston Mortgage Securities Corp.
9,000	4.51%, 07/15/2037	8,910
	Deutsche Alt-A Securities, Inc.
16,154	5.56%, 02/25/2036 (L)	13,912
	Greenwich Capital Commercial Funding Corp.
8,000	2.68%, 11/05/2021 (I)(L)	6,947
9,000	5.12%, 04/10/2037 (L)	8,982
	Indymac Index Mortgage Loan Trust
8,625	2.72%, 06/25/2037 (H)(L)	6,124
	Lehman XS Trust
10,121	6.50%, 05/25/2037 (H)(L)	9,552
	LNR CDO Ltd.
4,400	2.73%, 05/28/2043 (H)(L)	1,980
	Marathon Real Estate CDO Ltd.
4,000	3.88%, 05/25/2046 (H)(L)	2,196
	Merrill Lynch Floating Trust
6,750	2.67%, 06/15/2022 (H)(L)	6,365
	Merrill Lynch Mortgage Trust
127,157	4.57%, 06/12/2043 (H)►	2,618
	Merrill Lynch/Countrywide Commercial Mortgage Trust
9,000	5.20%, 12/12/2049	8,036
	Renaissance Home Equity Loan Trust
7,140	7.00%, 09/25/2037 (H)	1,813
4,455	7.50%, 04/25/2037 — 06/25/2037 (H)	499
	Spirit Master Funding LLC
6,709	5.76%, 03/20/2024 (H)	6,602
	Structured Asset Securities Corp.
4,000	4.98%, 02/25/2037 (H)(L)	361
	Wachovia Bank Commercial Mortgage Trust
9,000	4.52%, 05/15/2044	8,884
	Wamu Commercial Mortgage Securities Trust
8,500	6.31%, 03/23/2045 (I)(L)	6,041

	Total asset & commercial mortgage backed securities (cost $230,176)	$177,292

CORPORATE BONDS: INVESTMENT GRADE — 0.1%
	Finance — 0.1%
	North Street Referenced Linked Notes
$2,750	4.30%, 07/30/2010 (A)(H)(L)	$1,904

	Total corporate bonds: investment grade (cost $2,502)	$1,904

U.S. GOVERNMENT AGENCIES — 75.2%
	Federal Home Loan Mortgage Corporation — 10.4%
	Mortgage Backed Securities:
$5,943	5.46%, 2036 (L)	$5,975
9,636	5.47%, 2036 (L)	9,780
7,388	5.77%, 2037 (L)	7,515
21,535	6.00%, 2021 — 2038	21,796
6,086	6.50%, 2028 — 2037	6,305
23	7.00%, 2029 — 2031	24

		51,395

	Notes:
40,000	4.13%, 2011	40,664

	Remic — Pac’s:
17,620	5.00%, 2019	17,523
9,867	5.50%, 2016	10,054
3,664	6.00%, 2031	3,731
8,368	6.50%, 2028 — 2032	8,802

		40,110

		132,169

	Federal National Mortgage Association — 45.2%
	Mortgage Backed Securities:
11,187	4.75%, 2035 (L)	11,268
1,595	4.76%, 2035 (L)	1,607
6,545	4.82%, 2034 (L)	6,631
1,006	4.87%, 2035 (L)	1,011
1,948	4.94%, 2035 (L)	1,946
6,345	5.01%, 2035 (L)	6,407
7,793	5.06%, 2035 (L)	7,890
6,272	5.11%, 2035 (L)	6,339
7,136	5.22%, 2035 (L)	7,224
9,901	5.44%, 2036 (L)	9,977
19,440	5.50%, 2015 — 2019	19,728
18,875	5.51%, 2037 (L)	19,125
22,757	5.78%, 2037 (L)	23,070
9,921	5.99%, 2037 (L)	10,069
38,226	6.00%, 2013 — 2037	38,513
866	6.01%, 2009	868

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

U.S. GOVERNMENT AGENCIES — (continued)

	Federal National Mortgage Association — (continued)

	Mortgage Backed Securities: — (continued)
$10,834	6.50%, 2013 — 2037	$11,187
69	7.50%, 2023	75
7	8.50%, 2017	8
5	9.00%, 2020 — 2021	5
6	9.75%, 2020	7

		182,955

	Notes:
100,000	3.25%, 2011 (G)	99,392
110,000	4.14%, 2015 (G)	107,926
125,000	4.20%, 2012 (G)	125,570
50,000	5.30%, 2012 (G)	50,430

		383,318

	Remic — Pac’s:
2,439	4.50%, 2016	2,449
4,812	5.50%, 2014	4,902

		7,351

	Remic — Z Bonds:
3,212	6.50%, 2029 (R)	3,357

		576,981

	Government National Mortgage Association — 1.3%
	Mortgage Backed Securities:
8,022	5.00%, 2034	7,766
4,611	6.00%, 2033 — 2034	4,685
1,279	7.00%, 2030 — 2032	1,361
141	7.50%, 2027	152

		13,964

	Remic — Pac’s:
3,045	6.50%, 2031	3,203

		17,167

	Other Government Agencies — 18.3%
	Small Business Administration Participation Certificates:
3,704	4.95%, 2025	3,574
5,848	5.12%, 2026	5,784
13,000	5.16%, 2028	12,976
4,591	5.23%, 2027	4,570
14,246	5.31%, 2022 — 2027	14,231
15,387	5.32%, 2027	15,410
19,282	5.35%, 2026	19,387
8,704	5.36%, 2026	8,702
6,608	5.37%, 2026	6,637
7,761	5.49%, 2027	7,803
3,617	5.52%, 2024	3,655
9,940	5.54%, 2026	10,064
11,368	5.56%, 2027	11,493
39,342	5.57%, 2026 — 2027	39,688
7,681	5.64%, 2026	7,781
9,066	5.71%, 2027	9,190
3,521	5.76%, 2021	3,592
14,507	5.78%, 2021 — 2027	14,681
15,933	5.82%, 2026 — 2027	16,369
9,489	5.87%, 2026	9,748
7,414	6.07%, 2026	7,683

		233,018

	Total U.S. government agencies (cost $956,608)	$959,335

U.S. GOVERNMENT SECURITIES — 7.9%
	Other Direct Federal Obligations — 0.8%
	Federal Farm Credit Bank:
$10,000	3.75%, 2010 (G)	$10,074

	U.S. Treasury Securities — 7.1%
	U.S. Treasury Notes:
12,000	2.38%, 2017 (O)	13,837
24,263	3.50%, 2018 (G)	23,355
37,935	4.13%, 2012 (G)	39,266
3,550	4.25%, 2017 (G)	3,626
7,215	4.50%, 2017 (G)	7,515
2,665	4.63%, 2016 (G)	2,811

		90,410

Contracts
CALL OPTIONS PURCHASED — 0.1%
	Long Call Index Option Contract — 0.1%
	5 Year U.S. Treasury Note
1	Expiration: August, 2008, Exercise Price: $111.50	828

	Total call options purchased (cost $1,169)	$828

PUT OPTIONS PURCHASED — 0.0%
	Long Call Index Option Contract — 0.0%
	5 Year U.S. Treasury Note
1	Expiration: August, 2008, Exercise Price: $109.00	$384

	Total put options purchased (cost $518)	$384

	Total long-term investments (cost $1,289,420)	$1,240,227

SHORT-TERM INVESTMENTS — 30.4%
	Repurchase Agreements — 1.8%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $16,731, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $17,093)
16,730	1.80% dated 06/30/2008	$16,730
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $6,612, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $6,721)
6,612	1.80% dated 06/30/2008	6,612

		23,342

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value(W)
	Securities Purchased with Proceeds from Security Lending — 28.3%
	Cash Collateral Reinvestment Fund:
361,211	Navigator Prime Portfolio		$361,211

Principal
Amount
	U.S. Treasury Bills — 0.3%
$3,000	1.99%, 09/11/2008 (M)(S)		2,990

	Total short-term investments (cost $387,541)		$387,543

	Total investments (cost $1,676,961) (C)	127.6%	$1,627,770
	Other assets and liabilities	(27.6)%	(351,826)

	Total net assets	100.0%	$1,275,944

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The disclosure required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investment.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,677,231 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,231
Unrealized Depreciation	(57,692)

Net Unrealized Depreciation	$(49,461)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $4,604, which represents 0.36% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $12,988, which represents 1.02% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2008.

(R)	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
10/2006	6,000	Ansonia CDO Ltd., 2.68%, 07/28/2046 - 144A	$6,000
11/2006	8,000	Arbor Realty Mortgage Securities, 3.30%, 01/26/2042 - 144A	8,000
05/2007	61,833	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	8,803
08/2007	41,109	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	5,667
04/2007	1,435	Bayview Financial Acquisition Trust, 5.48%, 05/28/2037	1,389
04/2007	3,990	Bear Stearns Asset Backed Securities, Inc., 3.58%, 05/25/2037	3,990
05/2005 – 08/2007	197,702	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	1,831
03/2007	3,238	Carrington Mortgage Loan Trust, 4.13%, 02/25/2037	3,238
05/2007	1,479	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	1,479
05/2007	1,539	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	1,539
05/2007	36,381	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	3,169
10/2006	2,500	Citigroup Commercial Mortgage Trust, 2.71%, 08/15/2021 - 144A	2,500
10/2006	4,327	Commercial Mortgage Pass-Through Certificates, 2.76%, 12/15/2020 - 144A	4,327
11/2005	1,437	Countrywide Alternative Loan Trust, 2.73%, 10/25/2035	1,437
11/2006	5,991	Credit Suisse Mortgage Capital Certificates, 3.27%, 09/15/2021 - 144A	5,991
04/2007 – 02/2008	8,625	Indymac Index Mortgage Loan Trust, 2.72%, 06/25/2037	8,625
10/2007	10,121	Lehman XS Trust, 6.50%, 05/25/2037	10,011
11/2006	4,400	LNR CDO Ltd., 2.73%, 05/28/2043 - 144A	4,409
04/2007	4,000	Marathon Real Estate CDO Ltd., 3.88%, 05/25/2046 - 144A	3,907
10/2006	6,750	Merrill Lynch Floating Trust, 2.67%, 06/15/2022 - 144A	6,750
06/2005	127,157	Merrill Lynch Mortgage Trust, 4.57%, 06/12/2043	2,690

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Period
Acquired	Shares/Par	Security	Cost Basis
11/2006	2,750	North Street Referenced Linked Notes, 4.30%, 07/30/2010 - 144A	$2,502
08/2007	7,140	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	5,755
05/2007	4,455	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	4,061
03/2006	6,709	Spirit Master Funding LLC, 5.76%, 03/20/2024 - 144A	6,707
03/2007	4,000	Structured Asset Securities Corp., 4.98%, 02/25/2037	3,749

The aggregate value of these securities at June 30, 2008 was $80,333 which represents 6.30% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2008.

Futures Contracts Outstanding at June 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
2 Year U.S. Treasury Note	833	Long	Sep 2008	$155
5 Year U.S. Treasury Note	1,216	Long	Sep 2008	170
10 Year U.S. Treasury Note	783	Short	Sep 2008	(1,391)
U.S. Long Bond	356	Short	Sep 2008	(934)

				$(2,000)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund

Schedule of Investments
June 30, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.6%
	Basic Materials — 6.4%
63	Agrium, Inc.	$6,732
47	Cleveland-Cliffs, Inc.	5,637
113	E.I. DuPont de Nemours & Co.	4,864
167	International Paper Co.	3,891
101	Kimberly-Clark Corp.	6,050

		27,174

	Capital Goods — 1.6%
105	Cummins, Inc.	6,893

	Consumer Cyclical — 6.1%
205	Altria Group, Inc.	4,221
115	Gap, Inc.	1,915
234	Ingram Micro, Inc. (D)	4,150
50	Kohl’s Corp. (D)	2,006
177	Kroger Co.	5,107
127	Safeway, Inc.	3,611
160	Supervalu, Inc.	4,949

		25,959

	Consumer Staples — 7.5%
61	Colgate-Palmolive Co.	4,243
171	ConAgra Foods, Inc.	3,293
169	Dean Foods Co. (D)	3,316
44	Nestle S.A. ADR	4,939
138	PepsiCo, Inc.	8,744
80	Philip Morris International, Inc.	3,946
235	Tyson Foods, Inc. Class A	3,514

		31,995

	Energy — 18.9%
94	Chevron Corp.	9,348
68	ConocoPhillips Holding Co.	6,409
249	Exxon Mobil Corp.	21,900
88	Marathon Oil Corp.	4,544
140	Newfield Exploration Co. (D)	9,102
179	Occidental Petroleum Corp.	16,094
69	Total S.A. ADR	5,884
103	XTO Energy, Inc.	7,086

		80,367

	Finance — 22.8%
173	ACE Ltd.	9,553
130	Aetna, Inc.	5,269
136	Allstate Corp.	6,196
195	Bank of America Corp.	4,650
113	Bank of New York Mellon Corp.	4,256
118	Chubb Corp.	5,798
278	Citigroup, Inc.	4,663
401	Discover Financial Services, Inc.	5,281
160	Federal National Mortgage Association	3,112
37	Goldman Sachs Group, Inc.	6,401
335	Host Hotels & Resorts, Inc.	4,574
262	JP Morgan Chase & Co.	9,001
193	Lloyd’s TSB Group plc ADR (G)	4,761
134	Morgan Stanley	4,844
86	PNC Financial Services Group, Inc.	4,922
93	UBS AG (D)(G)	1,931
170	UnitedHealth Group, Inc.	4,449
254	US Bancorp	7,095

		96,756

	Health Care — 7.7%
83	Abbott Laboratories	4,386
109	Baxter International, Inc.	6,963
173	Bristol-Myers Squibb Co.	3,558
217	CVS/Caremark Corp.	8,587
203	Schering-Plough Corp.	3,991
108	Wyeth	5,194

		32,679

	Services — 2.8%
215	Comcast Corp. Class A	4,084
217	Time Warner, Inc.	3,213
127	Waste Management, Inc.	4,774

		12,071

	Technology — 13.9%
342	AT&T, Inc.	11,513
225	Cisco Systems, Inc. (D)	5,231
509	General Electric Co.	13,580
96	Hewlett-Packard Co.	4,262
323	Intel Corp.	6,947
44	International Business Machines Corp.	5,203
176	Microsoft Corp.	4,845
216	Verizon Communications, Inc.	7,653

		59,234

	Transportation — 1.6%
80	General Dynamics Corp.	6,702

	Utilities — 8.3%
63	Entergy Corp.	7,578
50	Exelon Corp.	4,534
105	FPL Group, Inc.	6,873
103	NRG Energy, Inc. (D)	4,410
54	PG&E Corp.	2,159
86	SCANA Corp.	3,167
119	Southern Co.	4,166
108	TECO Energy, Inc.	2,328

		35,215

	Total common stock (cost $390,069)	$415,045

Principal
Amount

SHORT-TERM INVESTMENTS — 2.3%
	Repurchase Agreements — 2.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,067, collateralized by FNMA 5.50%, 2038, value of $2,108)
$2,067	2.50% dated 06/30/2008	2,067

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund

Schedule of Investments — (continued)
June 30, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,233, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $2,277)

$2,232	2.40% dated 06/30/2008		$2,232
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $376, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $383)
376	2.70% dated 06/30/2008		376
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $3,310, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $3,376)
3,310	2.70% dated 06/30/2008		3,310
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $5, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $5)
4	1.80% dated 06/30/2008		4

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $945, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $964)

945	2.55% dated 06/30/2008		945

			8,934

Shares

	Securities Purchased with Proceeds from Security Lending — 0.2%
	Cash Collateral Reinvestment Fund:
998	Goldman Sachs FS Prime Obligation/Institutional Fund		998

	Total short-term investments (cost $9,932)		$9,932

	Total investments (cost $400,001) (C)	99.9%	$424,977
	Other assets and liabilities	0.1%	511

	Total net assets	100.0%	$425,488

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.70% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $400,547 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,581
Unrealized Depreciation	(38,151)

Net Unrealized Appreciation	$24,430

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.0%
	Basic Materials — 5.9%
92	Alcoa, Inc.	$3,272
45	Celanese Corp.	2,061
42	Owens-Illinois, Inc. (D)	1,751
325	Rexam plc	2,498
326	Smurfit-Stone Container Corp. (D)	1,327
36	Syngenta AG ADR	2,303
1,005	Uranium One, Inc. (D)	4,731
887	USEC, Inc. (D)(G)	5,390

		23,333

	Capital Goods — 6.4%
41	Alliant Techsystems, Inc. (D)	4,199
78	Baker Hughes, Inc.	6,794
83	Deere & Co.	5,987
86	Kennametal, Inc.	2,790
150	Varian Semiconductor Equipment Associates, Inc. (D)	5,233

		25,003

	Consumer Cyclical — 4.9%
3,040	Buck Holdings L.P. (A)(D)(H)	2,736
551	Ford Motor Co. (D)	2,651
234	Home Depot, Inc.	5,476
126	Liz Claiborne, Inc.	1,784
66	MDC Holdings, Inc.	2,566
226	TRW Automotive Holdings Corp. (D)	4,165

		19,378

	Consumer Staples — 8.6%
130	Avon Products, Inc.	4,686
3,174	Chaoda Modern Agriculture	4,016
138	Cosan Ltd. (D)	1,745
244	Dean Foods Co. (D)	4,793
1	Japan Tobacco, Inc.	4,627
9,052	Marine Harvest (D)(G)	6,630
117	Pilgrim’s Pride Corp. (G)	1,515
210	Unilever N.V. NY Shares ADR	5,967

		33,979

	Energy — 12.0%
582	Brasil EcoDiesel Industria (D)	1,498
91	Exxon Mobil Corp.	7,976
155	Newfield Exploration Co. (D)	10,132
86	Noble Energy, Inc.	8,678
74	Petro-Canada	4,161
273	Talisman Energy, Inc.	6,035
101	Total S.A. ADR	8,643

		47,123

	Finance — 24.7%
287	ACE Ltd.	15,783
137	Aetna, Inc.	5,549
391	AMBAC Financial Group, Inc. (G)	524
457	Bank of America Corp.	10,919
126	Capital One Financial Corp. (G)	4,804
411	CIT Group, Inc. (G)	2,795
72	Citigroup, Inc.	1,207
77	Everest Re Group Ltd.	6,154
274	Federal National Mortgage Association	5,346
127	Genesis Lease Ltd.	1,310
47	Humana, Inc. (D)	1,853
446	Huntington Bancshares, Inc. (G)	2,570
55	JP Morgan Chase & Co.	1,890
96	National City Corp.	459
185	Oaktree Capital (D)(I)	5,180
342	PennantPark Investment Corp.	2,467
87	Platinum Underwriters Holdings Ltd.	2,821
2,067	Royal Bank of Scotland Group plc	8,798
522	Sovereign Bancorp, Inc. (G)	3,842
169	TD Ameritrade Holding Corp. (D)	3,061
249	UBS AG ADR (D)(G)	5,150
101	UnitedHealth Group, Inc.	2,641
417	Washington Mutual, Inc.	2,053

		97,176

	Health Care — 13.4%
226	Alkermes, Inc. (D)	2,798
52	Amgen, Inc. (D)	2,452
54	Astellas Pharma, Inc.	2,305
237	Cooper Co., Inc. (G)	8,801
63	Covidien Ltd.	2,998
670	Impax Laboratories, Inc. (A)(D)(H)	5,359
33	Sanofi-Aventis S.A.	2,193
459	Schering-Plough Corp.	9,042
354	Wyeth	16,987

		52,935

	Services — 7.4%
144	CACI International, Inc. Class A (D)	6,609
364	Comcast Corp. Class A	6,899
551	Comcast Corp. Special Class A	10,331
215	R.H. Donnelley Corp. (D)(G)	646
76	United Parcel Service, Inc. Class B	4,668

		29,153

	Technology — 12.0%
161	Arrow Electronics, Inc. (D)	4,957
334	Cisco Systems, Inc. (D)	7,765
219	Corning, Inc.	5,055
199	Fairchild Semiconductor International, Inc. (D)	2,337
509	Flextronics International Ltd. (D)	4,786
440	JDS Uniphase Corp. (D)(G)	4,993
207	Microsoft Corp.	5,684
129	Qualcomm, Inc.	5,719
230	Solar Cayman Ltd. (A)(D)(H)	3,170
197	Virgin Media, Inc. (G)	2,685

		47,151

	Transportation — 2.7%
423	Delta Air Lines, Inc. (D)	2,408
1,101	Northwest Airlines Corp. (D)(G)	7,331
325	US Airways Group, Inc. (D)(G)	812

		10,551

	Utilities — 1.0%
99	Progress Energy, Inc.	4,124

	Total common stock (cost $478,025)	$389,906

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
PREFERRED STOCK — 0.9%
	Finance — 0.9%
—	National City Corp. (A)(D)(H)(X)		$3,521

	Total preferred stock (cost $4,100)		$3,521

	Total long-term investments (cost $482,125)		$393,427

SHORT-TERM INVESTMENTS — 11.0%
	Repurchase Agreements — 0.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $138, collateralized by FNMA 5.50%, 2038, value of $141)
138	2.50% dated 06/30/2008		$138

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $149, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $152)

150	2.40% dated 06/30/2008		150
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $25, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $26)
25	2.70% dated 06/30/2008		25
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $222, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $226)
222	2.70% dated 06/30/2008		222
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $0, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $0)
—	1.80% dated 06/30/2008		—

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $63, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $65)

63	2.55% dated 06/30/2008		63

			598

	Securities Purchased with Proceeds from Security Lending — 10.8%
	Cash Collateral Reinvestment Fund:
42,686	Goldman Sachs FS Prime Obligation/Institutional Fund		42,686

	Total short-term investments (cost $43,284)		$43,284

	Total investments (cost $525,409) (C)	110.9%	$436,711
	Other assets and liabilities	(10.9)%	(43,005)

	Total net assets	100.0%	$393,706

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.44% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $528,145 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,870
Unrealized Depreciation	(120,304)

Net Unrealized Depreciation	$(91,434)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at June 30, 2008, was $14,786, which represents 3.76% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $5,180, which represents 1.32% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$3,044
	670	Impax Laboratories, Inc.	5,613
	—	National City Corp.	4,100
03/2007	230	Solar Cayman Ltd.	3,453

The aggregate value of these securities at June 30, 2008 was $14,786 which represents 3.76% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$8,937	$8,798	07/31/08	$(139)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2008 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity
	HLS Fund	HLS Fund	HLS Fund
Assets:
Securities — Level 1	$3,722,992	$10,614,566	$1,565,739
Securities — Level 2	2,930,625	3,785,310	110,681
Securities — Level 3	31,967	74,664	—

Total	$6,685,584	$14,474,540	$1,676,420

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	44	38	—

Total	$44	$38	$—

Liabilities:
Securities — Level 1	$—	$—	$—

Total	$—	$—	$—

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	4,158	61,881	—

Total	$4,158	$61,881	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value (000’s Omitted):

Assets:
Securities:
Balance as of December 31, 2007	$13,641	$57,740	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(223)	(17,788)
Net purchases (sales)	(61)	8,119	—
Transfers in and/or out of Level 3	18,610	26,593	—

Balance as of June 30, 2008	$31,967	$74,664	$—

Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) *	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of June 30, 2008	$—	$—	$—

Liabilities:
Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) *	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of June 30, 2008	$—	$—	$—

* The realized gain (loss) earned during the six month period ended June 30, 2008, for other financial instruments	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Dividend and Growth	Equity Income	Fundamental Growth	Global Advisers	Global Communications	Global Equity	Global Financial Services	Global Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$6,335,186	$367,230	$104,594	$135,133	$17,280	$13,837	$9,757	$643,493
296,498	13,632	3,358	239,152	7,193	6,700	10,983	522,606
6,896	—	—	2,450	—	—	203	—

$6,638,580	$380,862	$107,952	$376,735	$24,473	$20,537	$20,943	$1,166,099

$—	$—	$—	$758	$—	$—	$—	$—
—	—	—	1,015	—	—	—	6

$—	$—	$—	$1,773	$—	$—	$—	$6

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$293	$—	$11	$—	$—
—	—	—	2,133	—	—	—	15

$—	$—	$—	$2,426	$—	$11	$—	$15

$—	$—	$—	$3,670	$—	$—	$—	$—
—	—	—	5	—	—	—	—
			12
—	—	—	(1,522)	—	—	—	—
6,896	—	—	285	—	—	203	—

$6,896	$—	$—	$2,450	$—	$—	$203	$—

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Health	Global Technology	Growth
	HLS Fund	HLS Fund	HLS Fund
Assets:
Securities — Level 1	$268,729	$111,084	$461,570
Securities — Level 2	84,662	26,473	47,125
Securities — Level 3	—	—	—

Total	$353,391	$137,557	$508,695

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	—	—	—

Total	$—	$—	$—

Liabilities:
Securities — Level 1	$—	$—	$—

Total	$—	$—	$—

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	—	—	—

Total	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value (000’s Omitted):

Assets:
Securities:
Balance as of December 31, 2007	$1,948	$—	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)
Net purchases (sales)	—	—	—
Transfers in and/or out of Level 3	(1,948)	—	—

Balance as of June 30, 2008	$—	$—	$—

Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) *	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of June 30, 2008	$—	$—	$—

Liabilities:
Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) *	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of June 30, 2008	$—	$—	$—

* The realized gain (loss) earned during the six month period ended June 30, 2008, for other financial instruments	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Hartford			Hartford	Hartford	Hartford	Hartford
Growth	Hartford	Hartford	International	International	International	LargeCap	Hartford
Opportunities	High Yield	Index	Growth	Opportunities	Small Company	Growth	MidCap
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$1,320,430	$38,334	$1,326,661	$190,400	$482,147	$39,545	$142,246	$2,707,629
273,173	611,150	38,711	741,327	1,905,817	364,513	18,084	411,132
—	13,396	—	—	—	1,119	—	—

$1,593,603	$662,880	$1,365,372	$931,727	$2,387,964	$405,177	$160,330	$3,118,761

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	465	98	13	—	—

$—	$—	$—	$465	$98	$13	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$75	$485	$—	$—	$—	$—	$—
—	97	—	597	316	12	—	—

$—	$172	$485	$597	$316	$12	$—	$—

$—	$8,021	$—	$—	$—	$—	$—	$—
—	(156)	—	—	—	—	—	—
	(493)				173
—	614	—	—	—	946	—	—
—	5,410	—	—	—	—	—	—

$—	$13,396	$—	$—	$—	$1,119	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$63	$—	$—	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford
	MidCap Growth	MidCap Value	Money Market
	HLS Fund	HLS Fund	HLS Fund
Assets:
Securities — Level 1	$54,390	$630,365	$132,281
Securities — Level 2	12,056	184,104	3,406,699
Securities — Level 3	—	26,838	—

Total	$66,446	$841,307	$3,538,980

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	—	—	—

Total	$—	$—	$—

Liabilities:
Securities — Level 1	$—	$—	$—

Total	$—	$—	$—

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	—	—	—

Total	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value (000’s Omitted):

Assets:
Securities:
Balance as of December 31, 2007	$—	$11,437	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)		(994)
Net purchases (sales)	—	7,000	—
Transfers in and/or out of Level 3	—	9,395	—

Balance as of June 30, 2008	$—	$26,838	$—

Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) *	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of June 30, 2008	$—	$—	$—

Liabilities:
Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) *	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of June 30, 2008	$—	$—	$—

* The realized gain (loss) earned during the six month period ended June 30, 2008, for other financial instruments	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

						Hartford
Hartford		Hartford			Hartford	U.S.		Hartford
Mortgage	Hartford	SmallCap	Hartford	Hartford	Total Return	Government	Hartford	Value
Securities	Small Company	Growth	SmallCap Value	Stock	Bond	Securities	Value	Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$6,133	$1,444,453	$729,862	$68,051	$3,218,903	$22,489	$24,554	$423,979	$342,992
420,508	323,657	180,388	21,488	507,137	4,571,695	1,551,442	998	73,753
31,763	—	—	—	26,164	85,592	51,774	—	19,966

$458,404	$1,768,110	$910,250	$89,539	$3,752,204	$4,679,776	$1,627,770	$424,977	$436,711

$277	$—	$—	$—	$—	$6,454	$325	$—	$—
—	—	—	—	41	2,244	—	—	—

$277	$—	$—	$—	$41	$8,698	$325	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—	$—

$288	$825	$63	$35	$—	$5,194	$2,325	$—	$—
—	—	—	—	3,943	4,818	—	—	139

$288	$825	$63	$35	$3,943	$10,012	$2,325	$—	$139

$41,346	$—	$—	$—	$9,887	$139,082	$112,165	$—	$11,921
(519)	—	—	—	—	(5,444)	(554)	—	—
(8,808)					(15,874)	(15,935)		(1,414)
(256)	—	—	—	—	(6,032)	(194)	—	4,100
—	—	—	—	16,277	(26,140)	(43,708)	—	5,359

$31,763	$—	$—	$—	$26,164	$85,592	$51,774	$—	$19,966

$—	$—	$—	$—	$—	$5,495	$—	$—	$—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	(5,495)	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$3,531	$—	$—	$—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	(3,531)	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$17,384	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
June 30, 2008 (Unaudited)
(000’s Omitted)

		Hartford
	Hartford	Capital	Hartford
	Advisers	Appreciation	Disciplined Equity
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market)@	$6,685,584	$14,474,540	$1,676,420
Cash	—	877	3,653 *
Foreign currency on deposit with custodian #	—	798	—
Unrealized appreciation on forward foreign currency contracts	44	38	—
Unrealized appreciation on forward bonds	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	98,127	85,021	4,149
Fund shares sold	1,273	5,854	811
Dividends and interest	26,041	20,040	1,283
Variation margin	—	—	—
Other assets	9	15	2

Total assets	6,811,078	14,587,183	1,686,318

Liabilities:
Unrealized depreciation on forward foreign currency contracts	4,158	61,881	—
Unrealized depreciation on forward bonds	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	77	—	—
Payable upon return of securities loaned (Note 2d) >	700,842	1,566,587	109,682
Payables:
Investment securities purchased	106,738	74,021	2,903
Fund shares redeemed	7,704	13,110	1,734
Variation margin	—	—	—
Investment management and advisory fees (Note 5)	334	765	104
Administrative fee	165	354	43
Distribution fees (Note 5)	30	83	9
Accrued expenses	759	1,383	145
Written options and swap contracts	—	—	610

Total liabilities	820,807	1,718,184	115,230

Net assets	$5,990,271	$12,868,999	$1,571,088

Summary of Net Assets:
Capital stock and paid-in-capital	$6,592,708	$12,546,713	$1,612,716
Accumulated undistributed (distributions in excess of) net investment income (loss)	75,902	92,425	7,134
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,351)	47,209	(32,285)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(650,988)	182,652	(16,477)

Net assets	$5,990,271	$12,868,999	$1,571,088

Shares authorized	9,500,000	5,000,000	3,500,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$18.83	$43.58	$12.01

Shares outstanding	272,605	239,808	108,356

Net assets	$5,133,865	$10,450,338	$1,300,872

Class IB: Net asset value per share	$19.00	$43.12	$11.92

Shares outstanding	45,084	56,093	22,674

Net assets	$856,406	$2,418,661	$270,216

@ Cost of securities	$7,332,458	$14,230,108	$1,692,813

@ Market value of securities on loan	$676,583	$1,478,014	$105,683

# Cost of foreign currency on deposit with custodian	$—	$847	$—

> Market value of non-cash collateral for securities lending valued at	$—	$—	$—

*	Cash of $3,694 is pledged as collateral for open put options. Additionally, the Fund has an overdraft of $41.

			Hartford
Hartford	Hartford	Hartford	Global	Hartford	Hartford	Hartford	Hartford
Dividend and Growth	Equity Income	Fundamental Growth	Advisers	Global Communications	Global Equity	Global Financial Services	Global Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$6,638,580	$380,862	$107,952	$376,735	$24,473	$20,537	$20,943	$1,166,099
229	17	—	228	67	40	1	548
—	—	—	57	22	5	—	322
—	—	—	573	—	—	—	6
—	—	—	442	—	—	—	—
—	—	—	—	—	—	—	—

14,322	193	307	31,361	—	191	—	23,048
5,006	88	2,182	450	31	13	10	588
7,939	1,024	29	2,270	39	28	48	867
—	—	—	87	—	—	—	—
12	1	7	1	—	3	—	1

6,666,088	382,185	110,477	412,204	24,632	20,817	21,002	1,191,479

—	—	—	1,696	—	—	—	15
—	—	—	437	—	—	—	—
—	—	—	—	—	—	—	—
—	—	7	—	—	—	—	—
296,498	4,982	3,358	17,355	1,527	—	1,020	125,260

26,269	—	393	37,270	—	98	—	10,388
9,772	316	194	234	63	—	97	1,314
—	—	—	190	—	—	—	—
381	32	8	27	2	2	2	74
173	10	3	10	1	—	—	29
42	2	1	2	—	—	—	8
587	38	19	42	14	3	20	127
—	—	—	—	—	—	—	—

333,722	5,380	3,983	57,263	1,607	103	1,139	137,215

$6,332,366	$376,805	$106,494	$354,941	$23,025	$20,714	$19,863	$1,054,264

$5,617,590	$371,409	$108,761	$324,625	$19,712	$21,234	$23,759	$911,587
66,820	5,831	140	2,336	457	150	416	3,915

222,396	9,851	(2,313)	2,044	(211)	(173)	(1,360)	5,596

425,560	(10,286)	(94)	25,936	3,067	(497)	(2,952)	133,166

$6,332,366	$376,805	$106,494	$354,941	$23,025	$20,714	$19,863	$1,054,264

4,000,000	800,000	800,000	1,000,000	800,000	800,000	800,000	3,400,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$19.92	$11.80	$9.41	$12.34	$6.96	$9.79	$6.60	$18.64

257,007	27,307	7,556	23,781	1,585	1,982	1,754	44,239

$5,118,800	$322,187	$71,133	$293,381	$11,027	$19,394	$11,581	$824,559

$19.83	$11.78	$9.37	$12.27	$6.90	$9.78	$6.60	$18.48

61,204	4,636	3,774	5,016	1,739	135	1,256	12,429

$1,213,566	$54,618	$35,361	$61,560	$11,998	$1,320	$8,282	$229,705

$6,213,020	$391,148	$108,046	$350,295	$21,407	$21,023	$23,895	$1,032,947

$283,681	$4,744	$3,284	$16,836	$1,495	$—	$924	$121,163

$—	$—	$—	$57	$20	$5	$—	$313

$—	$—	$—	$—	$—	$—	$—	$184

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

		Hartford
	Hartford	Global	Hartford
	Global Health	Technology	Growth
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market)@	$353,391	$137,557	$508,695
Cash	—	11	1
Foreign currency on deposit with custodian #	—	149	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on forward bonds	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	1,998	3,684	7,814
Fund shares sold	133	76	1,067
Dividends and interest	69	29	277
Variation margin	—	—	—
Other assets	1	—	1

Total assets	355,592	141,506	517,855

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	15	—	—
Bank overdraft — foreign cash	—	—	81
Payable upon return of securities loaned (Note 2d) >	27,309	14,144	22,381
Payables:
Investment securities purchased	—	2,643	5,069
Fund shares redeemed	771	430	442
Variation margin	—	—	—
Investment management and advisory fees (Note 5)	28	11	40
Administrative fee	9	4	13
Distribution fees (Note 5)	3	1	5
Accrued expenses	40	24	46

Total liabilities	28,175	17,257	28,077

Net assets	$327,417	$124,249	$489,778

Summary of Net Assets:
Capital stock and paid-in-capital	$314,699	$149,741	$449,205
Accumulated undistributed (distributions in excess of) net investment income (loss)	987	(181)	251
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,237	(24,973)	(8,068)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	7,494	(338)	48,390

Net assets	$327,417	$124,249	$489,778

Shares authorized	800,000	800,000	800,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$13.97	$6.18	$11.96

Shares outstanding	17,364	14,360	28,714

Net assets	$242,618	$88,694	$343,361

Class IB: Net asset value per share	$13.70	$6.08	$11.76

Shares outstanding	6,191	5,849	12,455

Net assets	$84,799	$35,555	$146,417

@ Cost of securities	$345,897	$137,895	$460,305

@ Market value of securities on loan	$26,647	$13,557	$21,685

# Cost of foreign currency on deposit with custodian	$—	$149	$—

> Market value of non-cash collateral for securities lending valued at	$—	$—	$—

Hartford			Hartford	Hartford	Hartford	Hartford
Growth	Hartford	Hartford	International	International	International	LargeCap	Hartford
Opportunities	High Yield	Index	Growth	Opportunities	Small Company	Growth	MidCap
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$1,593,603	$662,880	$1,365,372	$931,727	$2,387,964	$405,177	$160,330	$3,118,761
—	—	—	1,297	4,475	32	—	1,938
—	2,918	—	9,434	216	—	—	749
—	—	—	465	98	13	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

255	17,057	30	43,466	55,790	4,514	20,764	17,195
2,576	1,062	522	331	1,585	222	53	1,027
885	11,347	1,757	1,178	4,174	470	90	1,626
—	51	15	—	—	—	—	—
3	5	7	3	2	7	1	13

1,597,322	695,320	1,367,703	987,901	2,454,304	410,435	181,238	3,141,309

—	57	—	597	316	12	—	—
—	40	—	—	—	—	—	—
—	—	18	—	—	—	213	—
—	—	—	—	—	—	—	—
117,864	61,081	37,316	102,692	336,292	61,566	18,034	343,422

9,726	21,318	911	23,756	47,295	8,820	20,090	24,999
2,764	2,563	2,258	1,863	2,022	855	412	1,859
—	—	4	—	—	—	—	—
122	41	18	69	132	30	13	174
—	17	37	24	57	9	—	76
8	6	8	8	12	3	—	9
127	87	175	82	191	53	32	199

130,611	85,210	40,745	129,091	386,317	71,348	38,794	370,738

$1,466,711	$610,110	$1,326,958	$858,810	$2,067,987	$339,087	$142,444	$2,770,571

$1,388,960	$678,242	$1,205,157	$919,232	$1,982,582	$359,327	$200,548	$2,574,703
2,816	25,985	12,903	6,856	28,119	1,036	418	5,336

(8,322)	(53,983)	7,546	(44,692)	79,511	4,618	(56,855)	31,845

83,257	(40,134)	101,352	(22,586)	(22,225)	(25,894)	(1,667)	158,687

$1,466,711	$610,110	$1,326,958	$858,810	$2,067,987	$339,087	$142,444	$2,770,571

700,000	2,800,000	4,000,000	800,000	2,625,000	800,000	700,000	2,400,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$28.06	$8.65	$27.33	$11.22	$13.32	$13.37	$15.70	$24.54

44,316	48,842	40,606	55,334	129,967	19,336	9,050	101,798

$1,243,295	$422,516	$1,109,712	$620,977	$1,731,321	$258,431	$142,097	$2,498,218

$27.71	$8.56	$27.17	$11.12	$13.44	$13.22	$15.69	$24.25

8,063	21,911	7,996	21,380	25,041	6,100	22	11,230

$223,416	$187,594	$217,246	$237,833	$336,666	$80,656	$347	$272,353

$1,510,346	$702,876	$1,263,534	$954,272	$2,409,909	$431,067	$161,997	$2,960,085

$115,316	$59,833	$35,341	$98,608	$322,617	$59,558	$19,906	$364,374

$—	$2,884	$—	$9,441	$199	$—	$—	$739

$—	$—	$—	$—	$—	$1,243	$2,328	$30,293

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford
	MidCap Growth	MidCap Value	Money Market
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market)@	$66,446	$841,307	$3,538,980
Cash	—	11	74
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on forward bonds	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	33,149	4,868	—
Fund shares sold	147	65	21,721
Dividends and interest	25	720	3,256
Variation margin	—	—	—
Other assets	3	1	49

Total assets	99,770	846,972	3,564,080

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Payable upon return of securities loaned (Note 2d) >	11,981	138,706	—
Payables:
Investment securities purchased	34,833	4,746	—
Fund shares redeemed	208	1,362	9,712
Variation margin	—	—	—
Investment management and advisory fees (Note 5)	6	56	109
Administrative fee	—	19	95
Distribution fees (Note 5)	—	7	20
Accrued expenses	14	83	134

Total liabilities	47,042	144,979	10,070

Net assets	$52,728	$701,993	$3,554,010

Summary of Net Assets:
Capital stock and paid-in-capital	$57,689	$774,067	$3,554,010
Accumulated undistributed (distributions in excess of) net investment income (loss)	119	2,460	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,430)	(42,100)	—
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(650)	(32,434)	—

Net assets	$52,728	$701,993	$3,554,010

Shares authorized	800,000	1,200,000	14,000,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$9.11	$8.29	$1.00

Shares outstanding	5,652	58,917	2,977,691

Net assets	$51,506	$488,430	$2,977,691

Class IB: Net asset value per share	$9.11	$8.24	$1.00

Shares outstanding	134	25,914	576,319

Net assets	$1,222	$213,563	$576,319

@ Cost of securities	$67,095	$873,743	$3,538,980

@ Market value of securities on loan	$11,893	$133,927	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

> Market value of non-cash collateral for securities lending valued at	$199	$—	$—

						Hartford
Hartford	Hartford	Hartford	Hartford		Hartford	U.S.		Hartford
Mortgage	Small	SmallCap	SmallCap	Hartford	Total Return	Government	Hartford	Value
Securities	Company	Growth	Value	Stock	Bond	Securities	Value	Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$458,404	$1,768,110	$910,250	$89,539	$3,752,204	$4,679,776	$1,627,770	$424,977	$436,711
42	—	—	133	—	1,263	—	517	—
—	—	—	—	—	7,281	2	—	143
—	—	—	—	41	2,244	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

3	247,204	29,118	3,836	33,065	184,536	59,474	—	1,313
113	2,141	1,032	87	506	6,732	944	705	307
2,593	391	323	140	2,950	43,194	11,634	874	201
41	101	2	1	—	876	289	—	—
—	5	1	—	5	6	1	8	8

461,196	2,017,952	940,726	93,736	3,788,771	4,925,908	1,700,114	427,081	438,683

—	—	—	—	3,943	4,818	—	—	139
—	—	—	—	—	—	—	—	—
—	2,718	—	—	481	—	16	—	4
—	291,247	180,029	20,367	221,756	220,494	361,211	998	42,686

60,208	227,918	25,012	3,987	13,136	212,543	59,297	—	412
1,250	1,504	2,227	753	4,756	3,669	3,399	509	1,627
—	749	53	11	—	200	73	—	—
14	98	62	9	128	159	79	35	34
11	41	—	—	98	122	—	12	—
3	10	7	—	17	33	10	4	3
64	119	94	29	460	322	85	35	72

61,550	524,404	207,484	25,156	244,775	442,360	424,170	1,593	44,977

$399,646	$1,493,548	$733,242	$68,580	$3,543,996	$4,483,548	$1,275,944	$425,488	$393,706

$438,594	$1,508,234	$794,443	$83,601	$4,133,396	$4,586,646	$1,315,907	$387,927	$521,580
10,895	764	1,271	586	25,672	117,964	28,978	3,497	3,428

(20,356)	(12,031)	(62,425)	(4,310)	(14,694)	(49,434)	(17,750)	9,088	(42,467)

(29,487)	(3,419)	(47)	(11,297)	(600,378)	(171,628)	(51,191)	24,976	(88,835)

$399,646	$1,493,548	$733,242	$68,580	$3,543,996	$4,483,548	$1,275,944	$425,488	$393,706

1,200,000	1,500,000	700,000	700,000	4,000,000	5,000,000	700,000	800,000	700,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$10.38	$16.66	$17.27	$9.30	$40.09	$11.08	$10.70	$10.89	$12.48

29,325	72,597	31,131	7,341	76,023	317,900	92,920	29,724	25,355

$304,486	$1,209,135	$537,750	$68,243	$3,047,762	$3,521,534	$994,047	$323,676	$316,505

$10.30	$16.27	$17.21	$9.26	$39.94	$11.01	$10.66	$10.85	$12.40

9,237	17,480	11,360	36	12,424	87,371	26,448	9,381	6,224

$95,160	$284,413	$195,492	$337	$496,234	$962,014	$281,897	$101,812	$77,201

$487,880	$1,770,707	$910,234	$100,801	$4,348,680	$4,850,187	$1,676,961	$400,001	$525,409

$—	$283,961	$175,345	$19,855	$265,768	$215,939	$353,950	$943	$39,966

$—	$—	$—	$—	$—	$7,205	$2	$—	$143

$—	$—	$—	$47	$52,799	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Six-Month Period Ended June 30, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$41,140	$112,948	$12,984
Interest	55,769	8,165	220
Securities lending	2,518	5,315	222
Less: Foreign tax withheld	(1,004)	(5,131)	—

Total investment income, net	98,423	121,297	13,426

Expenses:
Investment management and advisory fees	13,319	29,286	4,000
Administrative service fees	6,590	13,577	1,677
Distribution fees — Class IB	1,191	3,283	369
Custodian fees	55	218	7
Accounting services	511	1,100	101
Board of Directors’ fees	57	111	15
Other expenses	588	1,189	145

Total expenses (before waivers and fees paid indirectly)	22,311	48,764	6,314
Commission recapture	(135)	(294)	(21)
Custodian fee offset	(61)	(19)	(1)

Total waivers and fees paid indirectly	(196)	(313)	(22)

Total expenses, net	22,115	48,451	6,292

Net investment income (loss)	76,308	72,846	7,134

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	27,423	101,881	(15,579)
Net realized gain (loss) on futures, options and swap contracts	169 *	—	(1,728)†
Net realized gain (loss) on foreign currency transactions	(15,410)	(1,067)	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	12,182	100,814	(17,307)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(755,150)	(1,465,817)	(219,109)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	215
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(4,632)	(52,802)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(759,782)	(1,518,619)	(218,894)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(747,600)	(1,417,805)	(236,201)

Payment from Affiliate (See Note 5h on accompanying Notes to Financial Statements	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$(671,292)	$(1,344,959)	$(229,067)

*	Realized gains on written options were $169 for the Advisers Fund.
†	Realized gains on written options were $1,452 for the Disciplined Equity Fund.

	Hartford		Hartford		Hartford	Hartford	Hartford
Hartford	Equity	Hartford	Global	Hartford	Global	Global	Global
Dividend and Growth	Income	Fundamental Growth	Advisers	Global Communications	Equity	Financial Services	Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$90,034	$7,657	$539	$1,489	$647	$263	$590	$8,062
1,054	44	34	3,459	5	11	5	189
1,599	5	7	66	23	—	17	915
(1,803)	(77)	(4)	(144)	(78)	(38)	(62)	(768)

90,884	7,629	576	4,870	597	236	550	8,398

14,723	1,246	278	1,017	83	63	77	2,842
6,724	412	93	364	26	17	24	1,133
1,667	77	41	79	16	1	13	315
4	5	5	12	5	1	4	20
453	21	5	33	1	1	1	79
58	4	1	3	—	—	—	11
517	39	14	42	8	3	12	113

24,146	1,804	437	1,550	139	86	131	4,513
(80)	(6)	(1)	(3)	—	—	(1)	(16)
(2)	—	—	(1)	—	—	—	(2)

(82)	(6)	(1)	(4)	—	—	(1)	(18)

24,064	1,798	436	1,546	139	86	130	4,495

66,820	5,831	140	3,324	458	150	420	3,903

229,852	9,896	(2,091)	29	195	(165)	(593)	6,247
—	—	—	3,051	—	(5)	—	—
—	(7)	—	(950)	(2)	(3)	7	86

229,852	9,889	(2,091)	2,130	193	(173)	(586)	6,333

(947,170)	(69,481)	(5,429)	(35,640)	(4,435)	(486)	(5,225)	(191,843)

—	—	—	669	—	(11)	—	—

—	—	—	64	1	—	(2)	11

(947,170)	(69,481)	(5,429)	(34,907)	(4,434)	(497)	(5,227)	(191,832)

(717,318)	(59,592)	(7,520)	(32,777)	(4,241)	(670)	(5,813)	(185,499)

$(650,498)	$(53,761)	$(7,380)	$(29,453)	$(3,783)	$(520)	$(5,393)	$(181,596)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Six-Month Period Ended June 30, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Health	Global Technology	Growth
	HLS Fund	HLS Fund	HLS Fund

Investment Income:
Dividends	$2,663	$429	$2,371
Interest	18	18	78
Securities lending	123	24	176
Less: Foreign tax withheld	(179)	(9)	(87)

Total investment income, net	2,625	462	2,538

Expenses:
Investment management and advisory fees	1,104	419	1,506
Administrative service fees	347	129	503
Distribution fees — Class IB	114	46	198
Custodian fees	8	7	4
Accounting services	17	7	25
Board of Directors’ fees	4	1	5
Other expenses	51	36	64

Total expenses (before waivers and fees paid indirectly)	1,645	645	2,305
Commission recapture	(6)	(2)	(18)
Custodian fee offset	—	—	—

Total waivers and fees paid indirectly	(6)	(2)	(18)

Total expenses, net	1,639	643	2,287

Net investment income (loss)	986	(181)	251

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	5,892	(1,271)	(7,048)
Net realized gain (loss) on futures, options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	(29)	(2)	(34)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	5,863	(1,273)	(7,082)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(40,135)	(13,840)	(39,528)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(40,135)	(13,840)	(39,528)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(34,272)	(15,113)	(46,610)

Payment from Affiliate (See Note 5h on accompanying Notes to Financial Statements	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$(33,286)	$(15,294)	$(46,359)

Hartford			Hartford	Hartford	Hartford	Hartford
Growth	Hartford	Hartford	International	International	International	LargeCap	Hartford
Opportunities	High Yield	Index	Growth	Opportunities	Small Company	Growth	MidCap
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$7,299	$81	$15,156	$11,996	$39,844	$5,717	$850	$13,038
301	28,218	152	337	800	30	4	553
439	416	424	1,212	2,857	606	68	1,445
(217)	—	(1)	(1,551)	(5,040)	(604)	—	(59)

7,822	28,715	15,731	11,994	38,461	5,749	922	14,977

4,505	1,579	731	2,806	5,047	1,144	487	6,271
—	639	1,462	952	2,170	361	—	2,747
294	252	297	340	449	110	—	338
163	11	12	37	79	32	3	8
—	57	73	76	174	30	—	165
11	6	12	8	17	4	2	22
115	69	133	94	163	39	12	153

5,088	2,613	2,720	4,313	8,099	1,720	504	9,704
(82)	—	—	(53)	(21)	(4)	—	(57)
—	(1)	(4)	(1)	(10)	—	—	(3)

(82)	(1)	(4)	(54)	(31)	(4)	—	(60)

5,006	2,612	2,716	4,259	8,068	1,716	504	9,644

2,816	26,103	13,015	7,735	30,393	4,033	418	5,333

(6,508)	(28,552)	30,648	(40,870)	87,642	5,137	(11,470)	32,708
—	1,049	(1,848)	—	—	—	(8)	—
(280)	(218)	—	(1,351)	(917)	(164)	—	(87)

(6,788)	(27,721)	28,800	(42,221)	86,725	4,973	(11,478)	32,621

(185,075)	(12,705)	(234,435)	(172,552)	(389,667)	(46,491)	(6,513)	(129,201)

—	(197)	(511)	—	—	—	—	—

—	213	—	(62)	(233)	(12)	—	22

(185,075)	(12,689)	(234,946)	(172,614)	(389,900)	(46,503)	(6,513)	(129,179)

(191,863)	(40,410)	(206,146)	(214,835)	(303,175)	(41,530)	(17,991)	(96,558)

$(189,047)	$(14,307)	$(193,131)	$(207,100)	$(272,782)	$(37,497)	$(17,573)	$(91,225)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Six-Month Period Ended June 30, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford
	MidCap Growth	MidCap Value	Money Market
	HLS Fund	HLS Fund	HLS Fund

Investment Income:
Dividends	$265	$5,301	$—
Interest	6	82	52,544
Securities lending	55	455	—
Less: Foreign tax withheld	—	(59)	—

Total investment income, net	326	5,779	52,544

Expenses:
Investment management and advisory fees	193	2,232	3,843
Administrative service fees	—	779	3,345
Distribution fees — Class IB	—	308	697
Custodian fees	4	8	2
Accounting services	—	39	167
Board of Directors’ fees	1	9	23
Other expenses	9	64	175

Total expenses (before waivers and fees paid indirectly)	207	3,439	8,252
Expense waivers	—	—	(836)
Commission recapture	—	(30)	—
Custodian fee offset	—	—	(2)

Total waivers and fees paid indirectly	—	(30)	(838)

Total expenses, net	207	3,409	7,414

Net investment income (loss)	119	2,370	45,130

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	(4,261)	(39,615)	—
Net realized gain (loss) on futures, options and swap contracts	(76)	—	—
Net realized gain (loss) on foreign currency transactions	—	(23)	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(4,337)	(39,638)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,162)	(100,311)	—
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	2	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(1,162)	(100,309)	—

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(5,499)	(139,947)	—

Payment from Affiliate (See Note 5h on accompanying Notes to Financial Statements	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,380)	$(137,577)	$45,130

‡	Realized gains on written options were $15,773 for the Total Return Bond Fund.
§	Realized gains on written options were $396 for the U.S. Government Securities Fund.

					Hartford	Hartford		Hartford
Hartford	Hartford	Hartford	Hartford	Hartford	Total	U.S. Government	Hartford	Value
Mortgage Securities	Small Company	SmallCap Growth	SmallCap Value	Stock	Return Bond	Securities	Value	Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$—	$4,452	$2,045	$755	$36,075	$1,086	$—	$5,295	$5,104
12,072	499	216	32	245	130,657	30,965	144	46
—	1,742	937	126	892	822	1,274	9	339
—	(155)	—	(1)	(806)	(6)	—	(19)	(187)

12,072	6,538	3,198	912	36,406	132,559	32,239	5,429	5,302

540	3,544	2,382	319	5,175	5,851	2,910	1,302	1,481
432	1,496	—	—	3,966	4,507	—	431	—
130	363	255	—	705	1,259	374	140	123
2	29	14	5	19	71	2	3	24
26	90	—	—	198	406	—	22	—
5	13	8	1	34	35	9	4	4
42	127	86	22	376	293	77	39	49

1,177	5,662	2,745	347	10,473	12,422	3,372	1,941	1,681
—	—	—	—	—	—	—	—	—
—	(42)	(1)	—	(123)	—	—	(9)	(8)
(1)	(7)	(4)	(1)	(1)	(8)	(1)	—	—

(1)	(49)	(5)	(1)	(124)	(8)	(1)	(9)	(8)

1,176	5,613	2,740	346	10,349	12,414	3,371	1,932	1,673

10,896	925	458	566	26,057	120,145	28,868	3,497	3,629

(464)	1,120	(58,049)	(3,648)	40,514	(59,502)	4,554	9,635	(27,365)
2,630	(1,610)	(59)	(28)	—	29,369 ‡	8,000 §	—	—
—	65	—	—	(14,590)	8,362	(110)	—	(71)

2,166	(425)	(58,108)	(3,676)	25,924	(21,771)	12,444	9,635	(27,436)

(19,094)	(170,614)	(2,481)	(6,843)	(675,533)	(103,622)	(37,352)	(58,540)	(74,270)

(335)	(879)	(67)	(35)	—	(4,198)	(3,051)	—	—

—	(1)	—	—	(4,392)	(5,367)	110	—	(136)

(19,429)	(171,494)	(2,548)	(6,878)	(679,925)	(113,187)	(40,293)	(58,540)	(74,406)

(17,263)	(171,919)	(60,656)	(10,554)	(654,001)	(134,958)	(27,849)	(48,905)	(101,842)

$(6,367)	$(170,994)	$(60,198)	$(9,988)	$(627,944)	$(14,813)	$1,019	$(45,408)	$(98,213)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	Hartford		Hartford
	Advisers		Capital Appreciation
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	June 30, 2008	Year Ended	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007
Operations:
Net investment income (loss)	$76,308	$168,591	$72,846	$91,811
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	12,182	712,989	100,814	2,986,342
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(759,782)	(348,371)	(1,518,619)	(780,179)
Payment from (to) affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(671,292)	533,209	(1,344,959)	2,297,974

Distributions to Shareholders:
From net investment income
Class IA	(10,127)	(142,547)	(744)	(14,174)
Class IB	(1,676)	(21,144)	—	(1,723)
From net realized gain on investments
Class IA	(30,654)	(690,218)	(938,544)	(1,956,055)
Class IB	(5,075)	(118,127)	(219,930)	(475,949)

Total distributions	(47,532)	(972,036)	(1,159,218)	(2,447,901)

Capital Share Transactions:
Class IA
Sold	79,304	139,185	421,045	633,897
Issued on reinvestment of distributions	40,781	832,765	939,288	1,970,229
Redeemed	(663,757)	(1,512,219)	(1,010,127)	(2,115,211)

Total capital share transactions	(543,672)	(540,269)	350,206	488,915

Class IB
Sold	32,402	49,742	209,458	345,742
Issued on reinvestment of distributions	6,751	139,271	219,930	477,672
Redeemed	(157,860)	(298,662)	(464,157)	(662,081)

Total capital share transactions	(118,707)	(109,649)	(34,769)	161,333

Net increase (decrease) from capital share transactions	(662,379)	(649,918)	315,437	650,248

Net increase (decrease) in net assets	(1,381,203)	(1,088,745)	(2,188,740)	500,321

Net Assets:
Beginning of period	7,371,474	8,460,219	15,057,739	14,557,418

End of period	$5,990,271	$7,371,474	$12,868,999	$15,057,739

Accumulated undistributed (distribution in excess of) net investment income	$75,902	$11,397	$92,425	$20,323

Shares:
Class IA
Sold	3,938	5,936	8,535	11,027
Issued on reinvestment of distributions	2,129	39,579	20,914	37,635
Redeemed	(33,405)	(64,513)	(20,765)	(37,156)

Total share activity	(27,338)	(18,998)	8,684	11,506

Class IB
Sold	1,609	2,106	4,325	6,042
Issued on reinvestment of distributions	349	6,552	4,949	9,201
Redeemed	(7,874)	(12,626)	(9,589)	(11,659)

Total share activity	(5,916)	(3,968)	(315)	3,584

Hartford		Hartford		Hartford		Hartford
Disciplined Equity		Dividend and Growth		Equity Income		Fundamental Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2008	Year Ended	June 30, 2008	Year Ended	June 30, 2008	Year Ended	June 30, 2008	Year Ended
(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007

$7,134	$19,013	$66,820	$123,136	$5,831	$10,566	$140	$149

(17,307)	156,780	229,852	612,843	9,889	25,600	(2,091)	10,209

(218,894)	(27,593)	(947,170)	(149,327)	(69,481)	(2,157)	(5,429)	1,067
—	—	—	—	—	—	—	—

(229,067)	148,200	(650,498)	586,652	(53,761)	34,009	(7,380)	11,425

(1,201)	(15,927)	(5,579)	(97,796)	(855)	(8,356)	(145)	(25)
(252)	(2,623)	(1,332)	(21,463)	(146)	(1,370)	—	(18)

(120,237)	(5,290)	(102,838)	(454,662)	(19,944)	(15,712)	(6,480)	(4,412)
(25,187)	(1,160)	(24,561)	(119,019)	(3,405)	(4,131)	(3,226)	(2,991)

(146,877)	(25,000)	(134,310)	(692,940)	(24,350)	(29,569)	(9,851)	(7,446)

50,073	231,305	267,298	593,091	20,922	77,683	28,166	22,841
121,438	21,217	108,417	552,458	20,799	24,068	6,625	4,437
(127,596)	(186,807)	(471,578)	(885,180)	(43,628)	(73,640)	(11,232)	(19,551)

43,915	65,715	(95,863)	260,369	(1,907)	28,111	23,559	7,727

14,441	26,025	71,944	129,203	3,609	18,050	9,961	10,561
25,439	3,783	25,893	140,482	3,551	5,501	3,226	3,009
(43,292)	(68,372)	(228,951)	(355,119)	(13,450)	(59,932)	(7,042)	(14,148)

(3,412)	(38,564)	(131,114)	(85,434)	(6,290)	(36,381)	6,145	(578)

40,503	27,151	(226,977)	174,935	(8,197)	(8,270)	29,704	7,149

(335,441)	150,351	(1,011,785)	68,647	(86,308)	(3,830)	12,473	11,128

1,906,529	1,756,178	7,344,151	7,275,504	463,113	466,943	94,021	82,893

$1,571,088	$1,906,529	$6,332,366	$7,344,151	$376,805	$463,113	$106,494	$94,021

$7,134	$1,453	$66,820	$6,911	$5,831	$1,001	$140	$145

3,647	15,669	12,560	24,682	1,564	5,295	2,636	2,072
9,871	1,430	5,322	24,780	1,724	1,651	681	413
(9,258)	(12,526)	(22,333)	(36,858)	(3,282)	(5,007)	(1,083)	(1,788)

4,260	4,573	(4,451)	12,604	6	1,939	2,234	697

1,054	1,753	3,404	5,346	270	1,228	947	959
2,083	256	1,277	6,314	295	376	333	281
(3,170)	(4,617)	(10,872)	(14,854)	(1,015)	(4,039)	(674)	(1,303)

(33)	(2,608)	(6,191)	(3,194)	(450)	(2,435)	606	(63)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Global Advisers		Global Communications
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	June 30, 2008	Year Ended	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007
Operations:
Net investment income (loss)	$3,324	$6,275	$458	$206
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	2,130	24,943	193	3,794
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(34,907)	25,222	(4,434)	1,999
Payment from (to) affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(29,453)	56,440	(3,783)	5,999

Distributions to Shareholders:
From net investment income
Class IA	(674)	(2,623)	(29)	(125)
Class IB	(142)	(402)	(32)	(90)
From net realized gain on investments
Class IA	(4,822)	(22,897)	(2,001)	(2,793)
Class IB	(1,019)	(4,923)	(2,159)	(2,591)

Total distributions	(6,657)	(30,845)	(4,221)	(5,599)

Capital Share Transactions:
Class IA
Sold	29,213	27,148	439	621
Issued on reinvestment of distributions	5,496	25,520	2,030	2,918
Redeemed	(28,467)	(63,301)	(2,209)	(3,808)

Total capital share transactions	6,242	(10,633)	260	(269)

Class IB
Sold	12,808	12,738	1,598	4,350
Issued on reinvestment of distributions	1,161	5,325	2,191	2,681
Redeemed	(13,382)	(19,377)	(2,818)	(5,619)

Total capital share transactions	587	(1,314)	971	1,412

Net increase (decrease) from capital share transactions	6,829	(11,947)	1,231	1,143

Net increase (decrease) in net assets	(29,281)	13,648	(6,773)	1,543

Net Assets:
Beginning of period	384,222	370,574	29,798	28,255

End of period	$354,941	$384,222	$23,025	$29,798

Accumulated undistributed (distribution in excess of) net investment income	$2,336	$(172)	$457	$60

Shares:
Class IA
Sold	2,272	1,983	49	65
Issued on reinvestment of distributions	436	1,928	287	331
Redeemed	(2,214)	(4,732)	(252)	(401)

Total share activity	494	(821)	84	(5)

Class IB
Sold	1,007	943	182	462
Issued on reinvestment of distributions	93	404	312	306
Redeemed	(1,048)	(1,441)	(321)	(587)

Total share activity	52	(94)	173	181

*	Commencement of operations

Hartford	Hartford		Hartford		Hartford
Global Equity	Global Financial Services		Global Growth		Global Health
HLS Fund	HLS Fund		HLS Fund		HLS Fund
For the	For the		For the		For the
Period	Six-Month		Six-Month		Six-Month
January 31,	Period Ended	For the	Period Ended	For the	Period Ended	For the
2008* through	June 30, 2008	Year Ended	June 30, 2008	Year Ended	June 30, 2008	Year Ended
June 30, 2008	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007

$150	$420	$661	$3,903	$967	$986	$379

(173)	(586)	1,593	6,333	155,641	5,863	47,854

(497)	(5,227)	(4,639)	(191,832)	123,099	(40,135)	(22,391)
—	—	—	—	—	—	—

(520)	(5,393)	(2,385)	(181,596)	279,707	(33,286)	25,842

—	(413)	(9)	—	(509)	(42)	(321)
—	(260)	(8)	—	(153)	—	—

—	(1,325)	(4,100)	(29,584)	(107,687)	(1,861)	(41,637)
—	(958)	(3,309)	(8,357)	(31,874)	(664)	(15,594)

—	(2,956)	(7,426)	(37,941)	(140,223)	(2,567)	(57,552)

20,040	705	656	42,334	73,376	13,016	38,136
—	1,738	4,109	29,584	108,196	1,903	41,958
(182)	(2,085)	(4,197)	(106,097)	(203,272)	(35,534)	(87,505)

19,858	358	568	(34,179)	(21,700)	(20,615)	(7,411)

1,379	723	719	17,521	33,680	7,772	14,532
—	1,218	3,317	8,357	32,027	664	15,594
(3)	(2,297)	(4,748)	(46,529)	(77,401)	(20,010)	(34,442)

1,376	(356)	(712)	(20,651)	(11,694)	(11,574)	(4,316)

21,234	2	(144)	(54,830)	(33,394)	(32,189)	(11,727)

20,714	(8,347)	(9,955)	(274,367)	106,090	(68,042)	(43,437)

—	28,210	38,165	1,328,631	1,222,541	395,459	438,896

$20,714	$19,863	$28,210	$1,054,264	$1,328,631	$327,417	$395,459

$150	$416	$669	$3,915	$12	$987	$43

2,000	80	63	2,112	3,252	900	2,204
—	253	373	1,531	5,023	136	2,668
(18)	(239)	(365)	(5,295)	(9,286)	(2,484)	(5,057)

1,982	94	71	(1,652)	(1,011)	(1,448)	(185)

135	83	70	883	1,493	549	850
—	178	302	436	1,496	48	1,009
—	(267)	(421)	(2,354)	(3,528)	(1,416)	(2,021)

135	(6)	(49)	(1,035)	(539)	(819)	(162)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Global Technology		Growth
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	June 30, 2008	Year Ended	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007
Operations:
Net investment income (loss)	$(181)	$(566)	$251	$121
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(1,273)	26,708	(7,082)	41,638
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(13,840)	(7,411)	(39,528)	43,194
Payment from (to) affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(15,294)	18,731	(46,359)	84,953

Distributions to Shareholders:
From net investment income
Class IA	—	—	(118)	(75)
Class IB	—	—	—	—
From net realized gain on investments
Class IA	—	—	(10,810)	(25,705)
Class IB	—	—	(4,724)	(13,232)

Total distributions	—	—	(15,652)	(39,012)

Capital Share Transactions:
Class IA
Sold	22,184	37,689	30,783	85,722
Issued on reinvestment of distributions	—	—	10,928	25,780
Redeemed	(29,720)	(47,881)	(45,516)	(132,764)

Total capital share transactions	(7,536)	(10,192)	(3,805)	(21,262)

Class IB
Sold	5,118	9,264	10,869	23,323
Issued on reinvestment of distributions	—	—	4,724	13,232
Redeemed	(8,642)	(15,760)	(38,971)	(51,926)

Total capital share transactions	(3,524)	(6,496)	(23,378)	(15,371)

Net increase (decrease) from capital share transactions	(11,060)	(16,688)	(27,183)	(36,633)

Net increase (decrease) in net assets	(26,354)	2,043	(89,194)	9,308

Net Assets:
Beginning of period	150,603	148,560	578,972	569,664

End of period	$124,249	$150,603	$489,778	$578,972

Accumulated undistributed (distribution in excess of) net investment income	$(181)	$—	$251	$118

Shares:
Class IA
Sold	3,641	5,651	2,537	6,662
Issued on reinvestment of distributions	—	—	884	1,985
Redeemed	(4,825)	(7,334)	(3,750)	(10,419)

Total share activity	(1,184)	(1,683)	(329)	(1,772)

Class IB
Sold	830	1,411	900	1,801
Issued on reinvestment of distributions	—	—	388	1,034
Redeemed	(1,408)	(2,420)	(3,243)	(4,045)

Total share activity	(578)	(1,009)	(1,955)	(1,210)

Hartford				Hartford		Hartford
Growth Opportunities		Hartford		Index		International Growth
HLS Fund		High Yield		HLS Fund		HLS Fund
For the		HLS Fund		For the		For the
Six-Month	For the	For the	For the	Six-Month	For the	Six-Month	For the
Period Ended	Year Ended	Six-Month	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
June 30, 2008	December 31,	Period Ended June 30, 2008	December 31,	June 30, 2008	December 31,	June 30, 2008	December 31,
(Unaudited)	2007	(Unaudited)	2007	(Unaudited)	2007	(Unaudited)	2007
$2,816	$1,772	$26,103	$54,550	$13,015	$28,378	$7,735	$6,689

(6,788)	291,546	(27,721)	6,326	28,800	106,154	(42,221)	201,205

(185,075)	81,169	(12,689)	(41,422)	(234,946)	(39,036)	(172,614)	1,940
—	—	—	—	—	—	—	—

(189,047)	374,487	(14,307)	19,454	(193,131)	95,496	(207,100)	209,834

(94)	(1,850)	(1,451)	(36,170)	(1,008)	(23,589)	(110)	(5,134)
—	(60)	(655)	(17,163)	(199)	(3,932)	(42)	(1,462)

(45,855)	(220,443)	—	—	(16,281)	(79,243)	(30,379)	(129,052)
(8,404)	(43,763)	—	—	(3,210)	(15,598)	(11,747)	(57,554)

(54,353)	(266,116)	(2,106)	(53,333)	(20,698)	(122,362)	(42,278)	(193,202)

113,362	217,719	42,196	109,945	41,852	117,054	67,675	186,793
45,949	222,293	1,451	36,170	17,289	102,833	30,489	134,186
(127,969)	(222,459)	(70,430)	(134,040)	(161,864)	(406,212)	(91,791)	(112,111)

31,342	217,553	(26,783)	12,075	(102,723)	(186,325)	6,373	208,868

35,058	83,662	19,994	47,142	24,577	78,279	15,985	52,273
8,404	43,823	655	17,163	3,409	19,530	11,789	59,016
(57,727)	(61,762)	(50,298)	(95,398)	(47,270)	(96,850)	(54,463)	(85,820)

(14,265)	65,723	(29,649)	(31,093)	(19,284)	959	(26,689)	25,469

17,077	283,276	(56,432)	(19,018)	(122,007)	(185,366)	(20,316)	234,337

(226,323)	391,647	(72,845)	(52,897)	(335,836)	(212,232)	(269,694)	250,969

1,693,034	1,301,387	682,955	735,852	1,662,794	1,875,026	1,128,504	877,535

$1,466,711	$1,693,034	$610,110	$682,955	$1,326,958	$1,662,794	$858,810	$1,128,504

$2,816	$94	$25,985	$1,988	$12,903	$1,095	$6,856	$(727)

3,881	6,208	4,828	11,452	1,427	3,474	5,284	11,976
1,605	6,954	165	4,074	615	3,288	2,637	9,523
(4,390)	(6,570)	(8,067)	(14,012)	(5,533)	(12,047)	(7,311)	(7,300)

1,096	6,592	(3,074)	1,514	(3,491)	(5,285)	610	14,199

1,210	2,405	2,310	4,960	837	2,330	1,270	3,390
297	1,386	75	1,951	122	627	1,029	4,210
(2,006)	(1,845)	(5,826)	(10,093)	(1,625)	(2,887)	(4,361)	(5,625)

(499)	1,946	(3,441)	(3,182)	(666)	70	(2,062)	1,975

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford International		Hartford International
	Opportunities		Small Company
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	June 30, 2008	Year Ended	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007
Operations:
Net investment income (loss)	$30,393	$23,331	$4,033	$3,372
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	86,725	444,474	4,973	66,157
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(389,900)	49,261	(46,503)	(31,975)
Payment from (to) affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(272,782)	517,066	(37,497)	37,554

Distributions to Shareholders:
From net investment income
Class IA	(839)	(21,053)	(383)	(5,435)
Class IB	(162)	(3,363)	(121)	(1,587)
From net realized gain on investments
Class IA	(67,380)	(362,704)	(6,945)	(50,208)
Class IB	(13,033)	(75,930)	(2,190)	(17,492)

Total distributions	(81,414)	(463,050)	(9,639)	(74,722)

Capital Share Transactions:
Class IA
Sold	120,214	229,936	29,511	91,442
Issued in merger	—	99,957	—	—
Issued on reinvestment of distributions	68,219	383,757	7,328	55,643
Redeemed	(189,555)	(321,451)	(55,331)	(101,171)

Total capital share transactions	(1,122)	392,199	(18,492)	45,914

Class IB
Sold	27,528	49,416	9,038	23,930
Issued on reinvestment of distributions	13,195	79,293	2,311	19,079
Redeemed	(61,640)	(109,128)	(24,674)	(45,626)

Total capital share transactions	(20,917)	19,581	(13,325)	(2,617)

Net increase (decrease) from capital share transactions	(22,039)	411,780	(31,817)	43,297

Net increase (decrease) in net assets	(376,235)	465,796	(78,953)	6,129

Net Assets:
Beginning of period	2,444,222	1,978,426	418,040	411,911

End of period	$2,067,987	$2,444,222	$339,087	$418,040

Accumulated undistributed (distribution in excess of) net investment income	$28,119	$(1,273)	$1,036	$(2,493)

Shares:
Class IA
Sold	8,312	13,760	2,052	5,123
Issued in merger	—	5,347	—	—
Issued on reinvestment of distributions	5,056	25,242	543	3,721
Redeemed	(13,171)	(19,373)	(3,978)	(5,693)

Total share activity	197	24,976	(1,383)	3,151

Class IB
Sold	1,885	2,912	635	1,338
Issued on reinvestment of distributions	969	5,158	173	1,285
Redeemed	(4,249)	(6,533)	(1,791)	(2,586)

Total share activity	(1,395)	1,537	(983)	37

Hartford		Hartford		Hartford		Hartford
LargeCap Growth		MidCap		MidCap Growth		MidCap Value
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month	For the	Six-Month	For the	Six-Month	For the	Six-Month	For the
Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
June 30, 2008	December 31,	June 30, 2008	December 31,	June 30, 2008	December 31,	June 30, 2008	December 31,
(Unaudited)	2007	(Unaudited)	2007	(Unaudited)	2007	(Unaudited)	2007

$418	$997	$5,333	$6,022	$119	$144	$2,370	$4,895

(11,478)	19,586	32,621	517,633	(4,337)	5,340	(39,638)	149,454

(6,513)	(11,913)	(129,179)	(93,641)	(1,162)	504	(100,309)	(117,134)
—	—	—	—	—	114	—	—

(17,573)	8,670	(91,225)	430,014	(5,380)	6,102	(137,577)	37,215

(76)	(968)	(1,288)	(13,049)	—	(249)	—	(3,686)
—	—	(142)	(704)	—	—	—	(906)

(16,801)	(13,191)	(107,438)	(409,560)	(479)	(8,725)	(103,241)	(111,146)
(37)	—	(11,814)	(45,783)	(10)	—	(45,609)	(56,292)

(16,914)	(14,159)	(120,682)	(469,096)	(489)	(8,974)	(148,850)	(172,030)

3,351	4,586	114,206	279,508	12,174	3,575	40,853	18,402
—	69,913	—	—	—	—	—	—
16,877	14,159	108,726	422,609	479	8,974	103,241	114,832
(15,253)	(50,754)	(251,042)	(559,361)	(6,553)	(11,876)	(74,896)	(148,794)

4,975	37,904	(28,110)	142,756	6,100	673	69,198	(15,560)

378	—	23,842	65,472	1,413	—	8,820	12,383
37	—	11,956	46,487	10	—	45,609	57,198
(24)	—	(43,646)	(78,167)	(122)	—	(51,139)	(95,514)

391	—	(7,848)	33,792	1,301	—	3,290	(25,933)

5,366	37,904	(35,958)	176,548	7,401	673	72,488	(41,493)

(29,121)	32,415	(247,865)	137,466	1,532	(2,199)	(213,939)	(176,308)

171,565	139,150	3,018,436	2,880,970	51,196	53,395	915,932	1,092,240

$142,444	$171,565	$2,770,571	$3,018,436	$52,728	$51,196	$701,993	$915,932

$418	$76	$5,336	$1,433	$119	$—	$2,460	$90

185	227	4,588	9,379	1,275	307	3,810	1,334
—	3,338	—	—	—	—	—	—
1,039	702	4,305	16,015	51	839	12,045	8,127
(848)	(2,490)	(10,210)	(18,842)	(696)	(1,030)	(6,813)	(10,473)

376	1,777	(1,317)	6,552	630	116	9,042	(1,012)

21	—	968	2,201	146	—	804	940
2	—	479	1,779	1	—	5,353	4,058
(1)	—	(1,803)	(2,659)	(13)	—	(4,681)	(6,797)

22	—	(356)	1,321	134	—	1,476	(1,799)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Money Market		Mortgage Securities
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	June 30, 2008	Year Ended	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007
Operations:
Net investment income (loss)	$45,130	$108,541	$10,896	$25,565
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	—	52	2,166	(1,578)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	—	—	(19,429)	(7,604)
Payment from (to) affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	45,130	108,593	(6,367)	16,383

Distributions to Shareholders:

From net investment income
Class IA	(38,182)	(90,770)	(1,025)	(19,445)
Class IB	(6,948)	(17,771)	(321)	(6,034)
From net realized gain on investments
Class IA	—	(43)	—	—
Class IB	—	(9)	—	—

Total distributions	(45,130)	(108,593)	(1,346)	(25,479)

Capital Share Transactions:
Class IA
Sold	1,643,596	2,394,176	14,604	35,958
Issued on in-kind transactions	—	—	—	—
Issued on reinvestment of distributions	37,919	90,667	1,025	19,445
Redeemed	(927,948)	(1,819,153)	(58,033)	(102,801)

Total capital share transactions	753,567	665,690	(42,404)	(47,398)

Class IB
Sold	339,172	503,545	6,062	11,912
Issued on reinvestment of distributions	6,898	17,750	321	6,034
Redeemed	(222,727)	(388,244)	(23,395)	(38,185)

Total capital share transactions	123,343	133,051	(17,012)	(20,239)

Net increase (decrease) from capital share transactions	876,910	798,741	(59,416)	(67,637)

Net increase (decrease) in net assets	876,910	798,741	(67,129)	(76,733)

Net Assets:
Beginning of period	2,677,100	1,878,359	466,775	543,508

End of period	$3,554,010	$2,677,100	$399,646	$466,775

Accumulated undistributed (distribution in excess of) net investment income	$—	$—	$10,895	$1,345

Shares:
Class IA
Sold	1,643,596	2,394,177	1,387	3,279
Issued on in-kind transactions	—	—	—	—
Issued on reinvestment of distributions	37,919	90,667	99	1,848
Redeemed	(927,948)	(1,819,153)	(5,528)	(9,378)

Total share activity	753,567	665,691	(4,042)	(4,251)

Class IB
Sold	339,172	503,545	579	1,094
Issued on reinvestment of distributions	6,898	17,750	31	577
Redeemed	(222,727)	(388,245)	(2,240)	(3,507)

Total share activity	123,343	133,050	(1,630)	(1,836)

(1)	During the year ended December 31, 2007 , Hartford Small Company HLS Fund received in-kind subscriptions of securities from a shareholder in exchange for shares of this fund.

Hartford		Hartford		Hartford		Hartford
Small Company		SmallCap Growth		SmallCap Value		Stock
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2008	Year Ended	June 30, 2008	Year Ended	June 30, 2008	Year Ended	June 30, 2008	Year Ended
(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007

$925	$(1,112)	$458	$4,452	$566	$1,241	$26,057	$49,070
(425)	176,151	(58,108)	69,858	(3,676)	8,626	25,924	591,094
(171,494)	26,360	(2,548)	(86,281)	(6,878)	(13,235)	(679,925)	(328,015)
—	3,000	—	—	—	—	—	—

(170,994)	204,399	(60,198)	(11,971)	(9,988)	(3,368)	(627,944)	312,149

—	(2,999)	(1,022)	(1,968)	—	(1,157)	(5,131)	(41,670)
—	—	(376)	(52)	—	(3)	(840)	(5,163)

(3,860)	(187,848)	(3,717)	(50,679)	(619)	(10,609)	(17,986)	(578,175)
(935)	(49,715)	(1,367)	(18,161)	(3)	(26)	(2,943)	(97,285)

(4,795)	(240,562)	(6,482)	(70,860)	(622)	(11,795)	(26,900)	(722,293)

159,680	270,005	34,191	64,470	6,601	5,353	66,659	115,886
—	12,5571	—	—	—	—	—	—
3,860	190,847	4,739	52,647	619	11,766	23,117	619,845
(105,678)	(290,452)	(93,647)	(161,711)	(10,312)	(22,338)	(390,211)	(972,979)

57,862	182,957	(54,717)	(44,594)	(3,092)	(5,219)	(300,435)	(237,248)

68,359	85,328	18,264	32,345	447	138	24,091	31,937
935	49,715	1,743	18,213	3	29	3,783	102,448
(63,038)	(120,205)	(33,645)	(74,858)	(303)	(54)	(90,482)	(181,913)

6,256	14,838	(13,638)	(24,300)	147	113	(62,608)	(47,528)

64,118	197,795	(68,355)	(68,894)	(2,945)	(5,106)	(363,043)	(284,776)

(111,671)	161,632	(135,035)	(151,725)	(13,555)	(20,269)	(1,017,887)	(694,920)

1,605,219	1,443,587	868,277	1,020,002	82,135	102,404	4,561,883	5,256,803

$1,493,548	$1,605,219	$733,242	$868,277	$68,580	$82,135	$3,543,996	$4,561,883

$764	$(161)	$1,271	$2,211	$586	$20	$25,672	$5,586

9,248	13,231	1,949	3,015	666	410	1,506	2,114
—	614 (1)	—	—	—	—	—	—
224	10,324	266	2,865	64	1,084	560	12,999
(6,297)	(14,477)	(5,341)	(7,517)	(1,048)	(1,705)	(9,015)	(17,700)

3,175	9,692	(3,126)	(1,637)	(318)	(211)	(6,949)	(2,587)

4,082	4,302	1,044	1,510	44	11	549	584
55	2,744	98	993	—	3	92	2,152
(3,839)	(6,155)	(1,969)	(3,516)	(31)	(4)	(2,108)	(3,313)

298	891	(827)	(1,013)	13	10	(1,467)	(577)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Total Return Bond		U.S. Government Securities
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	June 30, 2008	Year Ended	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007
Operations:
Net investment income (loss)	$120,145	$224,153	$28,868	$53,671
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(21,771)	28,805	12,444	1,189
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(113,187)	(58,854)	(40,293)	(7,205)
Payment from (to) affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(14,813)	194,104	1,019	47,655

Distributions to Shareholders:
From net investment income
Class IA	(11,308)	(179,134)	(42,716)	(31,893)
Class IB	(3,127)	(51,864)	(11,447)	(10,663)
From net realized gain on investments
Class IA	—	—	—	—
Class IB	—	—	—	—

Total distributions	(14,435)	(230,998)	(54,163)	(42,556)

Capital Share Transactions:
Class IA
Sold	380,631	664,704	203,935	284,224
Issued on reinvestment of distributions	11,308	179,134	42,716	31,893
Redeemed	(306,872)	(396,537)	(135,791)	(106,553)

Total capital share transactions	85,067	447,301	110,860	209,564

Class IB
Sold	100,826	160,718	43,095	57,814
Issued on reinvestment of distributions	3,127	51,864	11,447	10,663
Redeemed	(171,264)	(209,678)	(59,336)	(62,720)

Total capital share transactions	(67,311)	2,904	(4,794)	5,757

Net increase (decrease) from capital share transactions	17,756	450,205	106,066	215,321

Net increase (decrease) in net assets	(11,492)	413,311	52,922	220,420

Net Assets:
Beginning of period	4,495,040	4,081,729	1,223,022	1,002,602

End of period	$4,483,548	$4,495,040	$1,275,944	$1,223,022

Accumulated undistributed (distribution in excess of) net investment income	$117,964	$12,254	$28,978	$54,273

Shares:
Class IA
Sold	33,973	58,227	18,065	25,680
Issued on reinvestment of distributions	1,024	16,235	4,019	2,960
Redeemed	(27,412)	(34,707)	(12,127)	(9,620)

Total share activity	7,585	39,755	9,957	19,020

Class IB
Sold	9,037	14,160	3,835	5,269
Issued on reinvestment of distributions	285	4,722	1,081	993
Redeemed	(15,376)	(18,438)	(5,319)	(5,685)

Total share activity	(6,054)	444	(403)	577

Hartford		Hartford
Value		Value Opportunities
HLS Fund		HLS Fund
For the		For the
Six-Month		Six-Month
Period Ended	For the	Period Ended	For the
June 30, 2008	Year Ended	June 30, 2008	Year Ended
(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007

$3,497	$5,928	$3,629	$7,956
9,635	29,037	(27,436)	68,339
(58,540)	2,032	(74,406)	(113,648)
—	—	—	—

(45,408)	36,997	(98,213)	(37,353)

(615)	(4,090)	(638)	(6,367)
(196)	(1,347)	(158)	(1,317)

(19,448)	(26,740)	(2,173)	(72,368)
(6,202)	(13,121)	(539)	(19,778)

(26,461)	(45,298)	(3,508)	(99,830)

68,127	103,127	22,034	104,697
20,063	30,830	2,811	78,735
(39,015)	(78,091)	(84,090)	(126,355)

49,175	55,866	(59,245)	57,077

8,272	18,968	8,479	30,962
6,398	14,468	697	21,095
(25,828)	(47,778)	(33,065)	(66,189)

(11,158)	(14,342)	(23,889)	(14,132)

38,017	41,524	(83,134)	42,945

(33,852)	33,223	(184,855)	(94,238)

459,340	426,117	578,561	672,799

$425,488	$459,340	$393,706	$578,561

$3,497	$811	$3,428	$595

5,640	7,832	1,561	5,139
1,807	2,339	220	4,986
(3,259)	(5,923)	(6,020)	(6,303)

4,188	4,248	(4,239)	3,822

680	1,428	601	1,531
578	1,098	55	1,334
(2,156)	(3,613)	(2,393)	(3,263)

(898)	(1,087)	(1,737)	(398)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
June 30, 2008
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”), Union Security Insurance Company formerly Fortis Benefits Insurance Company and Union Security Life Insurance Company of New York formerly First Fortis Life Insurance Company and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Companies”) are open-end management investment companies comprised of forty-five portfolios. The thirty-four Funds included in these financial statements are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund (each a “Fund” or together the “Funds”). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund, which are non-diversified.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at Net Asset Value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. system (“Nasdaq”) or another over-the-counter (“OTC”) market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to: the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting may not be effective.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”) a wholly-owned subsidiary of The Hartford Financial Services Group, Inc., (“The Hartford”) or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2008.

g)	Reverse Repurchase Agreements — Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of a fluctuation in the Fund’s NAV. Reverse Repurchase Agreements are valued at proceeds plus accrued interest. As of June 30, 2008, there were no outstanding reverse repurchase agreements.

h)	Forward Foreign Currency Contracts — At June 30, 2008, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

i)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of June 30, 2008, as shown in the Schedule of Investments under Exchange Traded Funds.

j)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV per share is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 4 (c)).

k)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors.

l)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2008, the Funds had entered into outstanding when-issued or forward commitments as follows:

Fund	Cost

Hartford Capital Appreciation HLS Fund	$2,219
Hartford Global Advisers HLS Fund	6,101
Hartford High Yield HLS Fund	13,341
Hartford International Small Company HLS Fund	946
Hartford Mortgage Securities HLS Fund	60,208
Hartford Total Return Bond HLS Fund	82,691

m)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

n)	Senior Floating Rate Interests — Certain Funds as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

o)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interests or security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

q)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The Funds had no outstanding swaps as of June 30, 2008.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the assets or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds (excluding money market funds), exchange traded funds (ETF’s), and rights and warrants.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; Non-North American foreign equities whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker quoted debt securities, collateralized debt obligations, and long dated OTC options. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are representative of exit value.

Please note that individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period balance and transfers out are shown at the beginning of period balance.

Please refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk- related contingent features of the agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

Indemnifications:  Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter contracts that contain a variety of indemnifications. The Companies maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2008.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “market-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the six-month period ended June 30, 2008, are summarized below:

Hartford Advisers HLS Fund
Options Contract Activity During the
Six-Month Period Ended June 30, 2008
Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	5,300	1,413
Expired	—	—
Closed	(5,300)	(1,413)
Exercised	—	—

End of Period	—	$—

	Hartford Disciplined Equity HLS Fund
	Options Contract Activity During the
	Six-Month Period Ended June 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	2,652	$293
Written	15,397	1,843
Expired	(8,357)	(874)
Closed	(4,943)	(629)
Exercised	(727)	(229)

End of Period	4,022	$404

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	5,557	520
Expired	(2,921)	(344)
Closed	—	—
Exercised	(771)	(54)

End of Period	1,865	$122

Hartford Total Return Bond HLS Fund
Options Contracts Activity During the
Six-Month Period Ended June 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	1,370	710
Expired	—	—
Closed	(1,370)	(710)
Exercised	—	—

End of Period	—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

Hartford U.S. Government Securities HLS
Fund Options Contracts Activity During the
Six-Month Period Ended June 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	3,448	825
Expired	—	—
Closed	(3,448)	(825)
Exercised	—	—

End of Period	—	$—

*	The number of contracts does not omit 000’s.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

b)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains(a)	Income	Capital Gains(a)

Hartford Advisers HLS Fund	$685,113	$286,923	$515,345	$282,069
Hartford Capital Appreciation HLS Fund	706,183	1,741,718	787,497	1,177,329
Hartford Disciplined Equity HLS Fund	25,000	—	17,225	—
Hartford Dividend and Growth HLS Fund	162,791	530,149	138,240	486,777
Hartford Equity Income HLS Fund	13,741	15,828	7,996	787
Hartford Fundamental Growth HLS Fund	6,489	957	3,929	3,223
Hartford Global Advisers HLS Fund	9,527	21,318	17,582	6,391
Hartford Global Communications HLS Fund	750	4,849	1,350	3,813
Hartford Global Financial Services HLS Fund	841	6,585	1,063	1,043
Hartford Global Growth HLS Fund	32,462	107,761	29,720	44,208
Hartford Global Health HLS Fund	11,053	46,499	22,014	39,823
Hartford Growth HLS Fund	4,132	34,880	2,054	33,419
Hartford Growth Opportunities HLS Fund	163,824	102,292	48,149	89,358
Hartford High Yield HLS Fund	53,333	—	103,905	—
Hartford Index HLS Fund	29,201	93,161	30,059	203,364
Hartford International Growth HLS Fund	103,923	89,279	47,161	22,551
Hartford International Opportunities HLS Fund	218,997	244,053	109,112	79,473
Hartford International Small Company HLS Fund	39,913	34,809	32,458	17,566
Hartford LargeCap Growth HLS Fund	968	13,191	—	—
Hartford MidCap HLS Fund	142,144	326,952	65,602	402,928
Hartford MidCap Growth HLS Fund	7,374	1,600	2,321	5,502
Hartford MidCap Value HLS Fund	40,878	131,152	49,607	99,548
Hartford Money Market HLS Fund	108,593	—	81,039	—
Hartford Mortgage Securities HLS Fund	25,479	—	57,422	—
Hartford Small Company HLS Fund	152,417	88,145	32,940	182,576
Hartford SmallCap Growth HLS Fund	2,786	68,074	5,050	65,224
Hartford SmallCap Value HLS Fund	6,498	5,297	6,571	14,662
Hartford Stock HLS Fund	460,819	261,474	128,118	230,309
Hartford Total Return Bond HLS Fund	230,998	—	192,995	549
Hartford U.S. Government Securities HLS Fund	42,556	—	32,259	—
Hartford Value HLS Fund	12,009	33,289	5,204	8,991
Hartford Value Opportunities HLS Fund	26,838	72,992	34,290	42,628

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (c).

As of December 31, 2007, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital Gains	Appreciation	Earnings
	Income	Capital Gain	(Losses)*	(Depreciation)@	(Deficit)

Hartford Advisers HLS Fund	$16,676	$30,855	$—	$68,856	$116,387
Hartford Capital Appreciation HLS Fund	288,623	871,235	—	1,666,605	2,826,463
Hartford Disciplined Equity HLS Fund	19,430	127,447	(15,437)	202,876	334,316
Hartford Dividend and Growth HLS Fund	26,321	107,986	—	1,365,277	1,499,584
Hartford Equity Income HLS Fund	1,001	23,349	—	59,157	83,507
Hartford Fundamental Growth HLS Fund	8,938	913	—	5,113	14,964
Hartford Global Advisers HLS Fund	1,481	5,176	—	59,769	66,426
Hartford Global Communications HLS Fund	61	4,159	—	7,097	11,317
Hartford Global Financial Services HLS Fund	690	2,262	(742)	2,243	4,453
Hartford Global Growth HLS Fund	3,881	34,060	—	324,273	362,214
Hartford Global Health HLS Fund	2,188	380	(489)	46,492	48,571
Hartford Global Technology HLS Fund	—	—	(23,115)	12,917	(10,198)
Hartford Growth HLS Fund	3,084	12,569	—	86,931	102,584
Hartford Growth Opportunities HLS Fund	20,360	33,993	—	266,798	321,151
Hartford High Yield HLS Fund	2,107	—	(24,964)	(28,862)	(51,719)
Hartford Index HLS Fund	1,868	18,727	—	315,035	335,630
Hartford International Growth HLS Fund	25,359	16,919	(920)	147,598	188,956
Hartford International Opportunities HLS Fund	59,482	21,880	(7,187)	365,426	439,601
Hartford International Small Company HLS Fund	3,296	6,299	(1,526)	18,827	26,896
Hartford LargeCap Growth HLS Fund	76	16,838	(44,470)	3,939	(23,617)
Hartford MidCap HLS Fund	50,336	70,346	—	287,093	407,775
Hartford MidCap Growth HLS Fund	280	209	—	419	908
Hartford MidCap Value HLS Fund	25,591	123,258	(905)	66,409	214,353
Hartford Mortgage Securities HLS Fund	1,345	—	(21,831)	(10,749)	(31,235)
Hartford Small Company HLS Fund	—	4,833	(3,787)	160,057	161,103
Hartford SmallCap Growth HLS Fund	3,134	3,943	—	(1,598)	5,479
Hartford SmallCap Value HLS Fund	445	197	(533)	(4,520)	(4,411)
Hartford Stock HLS Fund	20,496	6,404	—	38,544	65,444
Hartford Total Return Bond HLS Fund	14,701	—	(22,194)	(66,357)	(73,850)
Hartford U.S. Government Securities HLS Fund	54,163	—	(28,874)	(12,108)	13,181
Hartford Value HLS Fund	6,907	19,554	—	82,969	109,430
Hartford Value Opportunities HLS Fund	1,783	1,487	(12,259)	(17,164)	(26,153)

*	Certain Funds had capital loss carryforwards that are identified in Note 4 (d).
@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

c)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of December 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Advisers HLS Fund	$(698)	$698	$—
Hartford Capital Appreciation HLS Fund	(52,719)	52,215	504
Hartford Disciplined Equity HLS Fund	(10)	10	—
Hartford Dividend and Growth HLS Fund	(325)	325	—
Hartford Equity Income HLS Fund	(444)	444	—
Hartford Fundamental Growth HLS Fund	(4)	4	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Global Advisers HLS Fund	$(2,610)	$2,610	$—
Hartford Global Communications HLS Fund	4	(4)	—
Hartford Global Financial Services HLS Fund	8	(8)	—
Hartford Global Growth HLS Fund	2,132	(2,132)	—
Hartford Global Health HLS Fund	(39)	39	—
Hartford Global Technology HLS Fund	566	37	(603)
Hartford Growth HLS Fund	(3)	3	—
Hartford Growth Opportunities HLS Fund	(157)	157	—
Hartford High Yield HLS Fund	(219)	614	(395)
Hartford Index HLS Fund	(409)	394	15
Hartford International Growth HLS Fund	(535)	535	—
Hartford International Opportunities HLS Fund	(662)	662	—
Hartford International Small Company HLS Fund	1,323	(2,059)	736
Hartford MidCap HLS Fund	8,442	(12,765)	4,323
Hartford MidCap Growth HLS Fund	(9)	8	1
Hartford MidCap Value HLS Fund	(360)	277	83
Hartford Mortgage Securities HLS Fund	380	(380)	—
Hartford Small Company HLS Fund	950	(2,104)	1,154
Hartford SmallCap Growth HLS Fund	(221)	221	—
Hartford SmallCap Value HLS Fund	(91)	102	(11)
Hartford Stock HLS Fund	(903)	903	—
Hartford Total Return Bond HLS Fund	14,460	(14,453)	(7)
Hartford U.S. Government Securities HLS Fund	602	109	(711)
Hartford Value HLS Fund	(12)	12	—
Hartford Value Opportunities HLS Fund	(22)	(43)	65

d)	Capital Loss Carryforward:

At December 31, 2007 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total

Hartford Disciplined Equity HLS Fund	$3,895	$8,430	$758	$—	$—	$—	$—	$—	$13,083
Hartford Global Technology HLS Fund	—	—	23,115	—	—	—	—	—	23,115
Hartford High Yield HLS Fund	3,479	875	—	13,116	—	—	2,846	—	20,316
Hartford International Opportunities HLS Fund	—	3,630	1,046	—	—	—	—	—	4,676
Hartford LargeCap Growth HLS Fund	—	17,945	24,574	1,605	346	—	—	—	44,470
Hartford Mortgage Securities HLS Fund	—	—	—	—	8,992	2,409	8,362	2,068	21,831
Hartford Total Return Bond HLS Fund	—	—	—	—	—	—	22,194	—	22,194
Hartford U.S. Government Securities HLS Fund	1,398	—	—	—	3,025	10,631	13,820	—	28,874

As of December 31, 2007, the Funds elected to defer the following post October losses.

	Ordinary	Long-Term
Fund	Income	Capital Gain

Hartford Disciplined Equity HLS Fund	$—	$2,354
Hartford Global Financial Services HLS Fund	—	742
Hartford Global Health HLS Fund	—	489
Hartford High Yield HLS Fund	—	4,648
Hartford International Growth HLS Fund	920	—
Hartford International Opportunities HLS Fund	2,509	—
Hartford International Small Company HLS Fund	1,526	—
Hartford MidCap Value HLS Fund	—	905
Hartford Small Company HLS Fund	—	3,787
Hartford SmallCap Value HLS Fund	—	533
Hartford Value Opportunities HLS Fund	—	12,259

Hartford High Yield HLS Fund had expiration of capital loss carryover in the amount of $395 in 2007.

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Disciplined Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford LargeCap Growth HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended December 31, 2005 — 2007) and has determined there is no impact to the Funds’ financial statements.

5.	Expenses:

a)	Investment Management and Advisery Agreements — HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to separate Investment Management Agreements with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day management services to the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services to Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund.

HL Advisors has also contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“Met West Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for the provision of the day-to-day investment management services for Hartford SmallCap Value HLS Fund.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management, KAR, MetWest Capital , SSgA FM and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets, except for Hartford Index HLS Fund. The Hartford Index Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees). Directors’ fees represent remuneration paid or accrued to directors not employed with HLIC or any other related company.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

The schedules below reflect the rates of compensation paid to HL Advisors for investment advisory services and to HLIC for administrative services rendered during the six-month period ended June 30, 2008; the rates are accrued daily and paid monthly.

Hartford Global Equity HLS Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.950%
On next $500 million	0.900%
Over $1 billion	0.850%

Hartford SmallCap Value HLS Fund

Average Daily Net Assets	Annual Fee

On first $50 million	0.900%
Over $50 million	0.850%

Hartford Global Communications HLS Fund,
Hartford Global Financial Services HLS Fund,
Hartford Global Health HLS Fund,
Hartford Global Technology HLS Fund,
Hartford International Growth HLS Fund
and Hartford International Small Company HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.850%
On next $250 million	0.800%
Over $500 million	0.750%

Hartford Equity Income HLS Fund,
Hartford Growth HLS Fund,
Hartford MidCap Value HLS Fund
and Hartford Value HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.825%
On next $250 million	0.775%
On next $500 million	0.725%
Over $1 billion	0.675%

Hartford Fundamental Growth HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.800%
On next $250 million	0.750%
Over $500 million	0.700%

Hartford MidCap Growth HLS Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.800%
On next $500 million	0.750%
Over $1 billion	0.700%

Hartford Capital Appreciation HLS Fund,
Hartford Disciplined Equity HLS Fund,
Hartford Dividend and Growth HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford Global Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford MidCap HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
Over $1 billion	0.625%

Hartford High Yield HLS Fund(1)

Average Daily Net Assets	Annual Fee

On first $500 million	0.700%
On next $500 million	0.675%
On next $4 billion	0.625%
On next $5 billion	0.605%
Over $10 billion	0.595%

(1)	Effective January 1, 2008, HL Advisors voluntarily agreed to permanently reduce the management fees by consolidating the first two break points into a single breakpoint at $500 million.

Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
On next $500 million	0.600%
Over $1.5 billion	0.550%
Hartford Growth Opportunities HLS Fund,
Hartford SmallCap Growth HLS Fund
and Hartford Value Opportunities HLS Fund

Average Daily Net Assets	Annual Fee

On first $100 million	0.700%
Over $100 million	0.600%

Hartford Advisers HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.680%
On next $250 million	0.655%
On next $500 million	0.645%
Over $1 billion	0.595%

Hartford LargeCap Growth HLS Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.650%
On next $500 million	0.600%
Over $1 billion	0.550%

Hartford Stock HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.525%
On next $250 million	0.500%
On next $500 million	0.475%
Over $1 billion	0.450%

Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.525%
On next $250 million	0.500%
On next $500 million	0.475%
On next $4 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

Hartford U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Fee

On first $50 million	0.500%
On next $4.95 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

Hartford Money Market HLS Fund(2)
and Hartford Mortgage Securities HLS Fund

Average Daily Net Assets	Annual Fee

On first $2 billion	0.450%
On next $3 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

(2)	HL Advisors voluntarily agreed to waive management fees of 0.05% of average daily net assets until December 31, 2008.

Hartford Index HLS Fund

Average Daily Net Assets	Annual Fee

On first $2 billion	0.300%
On next $3 billion	0.200%
On next $5 billion	0.180%
Over $10 billion	0.170%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation on each Fund’s average daily net assets based on the fees in the following tables. The Funds’ accounting services fees are accrued daily and paid monthly.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

Effective January 1, 2008, the rates of compensation paid to HLIC are as follows:

Hartford Capital Appreciation HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford High Yield HLS Fund
and Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Hartford Advisers HLS Fund,
Hartford Global Equity HLS Fund,
Hartford International Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford International Small Company HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Dividend and Growth HLS Fund
and Hartford Global Growth HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Disciplined Equity HLS Fund,
Hartford MidCap HLS Fund,
Hartford Mortgage Securities HLS Fund
and Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.012%
Over $5 billion	0.010%

Hartford Equity Income HLS Fund,
Hartford Fundamental Growth HLS Fund,
Hartford Global Communications HLS Fund,
Hartford Global Financial Services HLS Fund,
Hartford Global Health HLS Fund,
Hartford Global Technology HLS Fund,
Hartford Growth HLS Fund,
Hartford Index HLS Fund,
Hartford MidCap Value HLS Fund,
Hartford Money Market HLS Fund,
Hartford Stock HLS Fund
and Hartford Value HLS Fund

Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HLIA, Hartford Investment Management and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2008, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $91. Hartford Investor Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $33 for providing such services. The Funds accrue these fees daily and pay monthly.

e)	Operating Expenses — Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to offset a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2008, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the		For the
	Six-Month Period Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Ratio of Expenses		Ratio of Expenses		Ratio of Expenses		Ratio of Expenses		Ratio of Expenses
	to Average Net		to Average Net		to Average Net		to Average Net		to Average Net
	Assets after		Assets After		Assets After		Assets After		Assets After
	Waivers and Offsets		Waivers and Offsets		Waivers and Offsets		Waivers and Offsets		Waivers and Offsets
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.64%	0.89%	0.63%	0.88%	0.62%	0.87%	0.64%	0.89%	0.66%	0.91%
Hartford Capital Appreciation HLS Fund	0.67	0.92	0.67	0.93	0.66	0.91	0.67	0.92	0.67	0.92
Hartford Disciplined Equity HLS Fund	0.71	0.96	0.70	0.95	0.71	0.96	0.72	0.97	0.74	0.99
Hartford Dividend and Growth HLS Fund	0.67	0.92	0.67	0.92	0.66	0.91	0.66	0.91	0.67	0.92
Hartford Equity Income HLS Fund	0.84	1.09	0.83	1.08	0.74	0.99	0.75	1.00	0.88	1.13
Hartford Fundamental Growth HLS Fund	0.85	1.10	0.86	1.11	0.83	1.08	0.89	1.14	0.86	1.11
Hartford Global Advisers HLS Fund	0.81	1.06	0.80	1.05	0.80	1.05	0.77	1.03	0.78	1.03
Hartford Global Communications HLS Fund	0.97	1.22	0.94	1.19	0.64	0.89	0.82	1.06	0.99	1.24
Hartford Global Equity HLS Fund	0.99	1.24	NA	NA	NA	NA	NA	NA	NA	NA
Hartford Global Financial Services HLS Fund	1.00	1.26	0.96	1.21	0.61	0.86	0.80	1.05	0.94	1.19
Hartford Global Growth HLS Fund	0.74	0.99	0.73	0.98	0.74	0.99	0.68	0.93	0.68	0.93
Hartford Global Health HLS Fund	0.88	1.13	0.87	1.12	0.87	1.12	0.86	1.11	0.86	1.11
Hartford Global Technology HLS Fund	0.93	1.18	0.90	1.15	0.93	1.18	0.91	1.16	0.83	1.08
Hartford Growth HLS Fund	0.84	1.09	0.83	1.08	0.82	1.07	0.82	1.07	0.83	1.08
Hartford Growth Opportunities HLS Fund	0.64	0.89	0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford High Yield HLS Fund	0.74	0.99	0.72	0.97	0.72	0.97	0.76	1.01	0.77	1.02
Hartford Index HLS Fund	0.33	0.58	0.33	0.58	0.33	0.58	0.42	0.67	0.44	0.69
Hartford International Growth HLS Fund	0.83	1.08	0.82	1.07	0.85	1.10	0.86	1.11	0.89	1.14
Hartford International Opportunities HLS Fund	0.70	0.95	0.70	0.95	0.73	0.98	0.74	0.99	0.74	0.99
Hartford International Small Company HLS Fund	0.89	1.14	0.88	1.13	0.92	1.17	0.97	1.22	1.01	1.26
Hartford LargeCap Growth HLS Fund	0.67	0.92	0.47	NA	0.86	NA	0.86	NA	0.96	NA
Hartford MidCap HLS Fund	0.68	0.93	0.68	0.93	0.66	0.91	0.68	0.93	0.68	0.93
Hartford MidCap Growth HLS Fund	0.85	1.10	0.65	NA	0.78	NA	0.81	NA	0.94	NA
Hartford MidCap Value HLS Fund	0.80	1.05	0.79	1.04	0.77	1.02	0.78	1.03	0.78	1.03
Hartford Money Market HLS Fund	0.40	0.65	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73
Hartford Mortgage Securities HLS Fund	0.48	0.73	0.48	0.73	0.49	0.74	0.49	0.74	0.49	0.74
Hartford Small Company HLS Fund	0.71	0.96	0.70	0.95	0.70	0.95	0.71	0.96	0.70	0.95
Hartford SmallCap Growth HLS Fund	0.64	0.89	0.63	0.88	0.62	0.87	0.62	0.87	0.63	0.88
Hartford SmallCap Value HLS Fund	0.96	1.21	0.96	1.21	0.97	1.22	0.92	1.17	0.92	1.17
Hartford Stock HLS Fund	0.49	0.74	0.48	0.73	0.47	0.72	0.48	0.73	0.48	0.73
Hartford Total Return Bond HLS Fund	0.50	0.75	0.49	0.74	0.49	0.74	0.50	0.75	0.50	0.75
Hartford U.S. Government Securities HLS Fund	0.47	0.72	0.47	0.72	0.48	0.73	0.47	0.72	0.47	0.72
Hartford Value HLS Fund	0.84	1.09	0.84	1.09	0.84	1.09	0.85	1.10	0.85	1.10
Hartford Value Opportunities HLS Fund	0.65	0.90	0.63	0.88	0.64	0.89	0.64	0.89	0.66	0.91

g)	Distribution Plan for Class IB shares — All Funds with Class IB shares have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc. (“Hartford Life”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The Funds’ distribution fees are accrued daily and paid monthly.

h)	Payment from (to) Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively, “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the amounts indicated below. These

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

On April 20, 2007, Hartford MidCap Growth HLS Fund was reimbursed $114 in trading reimbursements relating to the change in portfolio managers of the Fund.

On May 2, 2007, Hartford Small Company HLS Fund was reimbursed $2,514 in trading reimbursements relating to the change in portfolio managers of the Fund.

On June 8, 2007, Hartford Small Company HLS Fund was reimbursed $486 in regard to incorrect IPO allocations to the Fund.

The total return in the financial highlights includes payment from affiliates. The tables below show the impact of each of the payments from affiliates and what the total return for the years ended December 31, 2007, 2006 and 2005, would have been as follows:

	Impact from Payment		Impact from Payment from Affiliate for		Total Return Excluding
	from Affiliate for		Incorrect IPO		Payments from
	Trading Reimbursements for the		Allocations for the		Affiliate for the
	Year Ended		Year Ended		Year Ended
	December 31, 2007		December 31, 2007		December 31, 2007
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Mid Cap Growth HLS Fund	0.20%	—	—	—	11.43%	—
Hartford Small Company HLS Fund	0.16%	0.16%	0.03%	0.03%	14.01%	13.73%

	Impact from Payment		Impact from Payment		Total Return Excluding
	from Affiliate for		from (to) Affiliate for		Payments from (to)
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.09%	0.09%	—%	—%	10.61%	10.34%
Hartford Capital Appreciation HLS Fund	0.09	0.09	—	—	16.52	16.23
Hartford Disciplined Equity HLS Fund	0.03	0.03	0.01	0.01	12.41	12.13
Hartford Dividend and Growth HLS Fund	0.06	0.06	0.01	0.01	20.29	19.99
Hartford Fundamental Growth HLS Fund	0.14	0.15	—	—	9.58	9.30
Hartford Global Advisers HLS Fund	0.17	0.16	—	—	8.67	8.40
Hartford Global Communications HLS Fund	0.05	0.05	—	—	21.98	21.67
Hartford Global Financial Services HLS Fund	0.02	0.02	—	—	20.79	20.49
Hartford Global Health HLS Fund	0.03	0.03	—	—	11.16	10.88
Hartford Global Growth HLS Fund	0.31	0.32	—	—	13.83	13.54
Hartford Global Technology HLS Fund	0.06	0.07	—	—	10.29	10.01
Hartford Growth HLS Fund	0.01	0.01	0.04	0.04	4.56	4.30
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70
Hartford High Yield HLS Fund	—	—	0.02	0.02	11.15	10.87
Hartford Index HLS Fund	—	—	0.01	0.01	15.45	15.16
Hartford International Growth HLS Fund	—	—	—	—	24.08	23.77
Hartford International Opportunities HLS Fund	0.02	0.02	—	—	24.44	24.13
Hartford International Small Company HLS Fund	0.01	0.00	—	—	29.33	29.01
Hartford MidCap HLS Fund	0.15	0.15	—	—	11.59	11.31
Hartford MidCap Value HLS Fund	0.02	0.02	0.08	0.09	17.78	17.48
Hartford Small Company HLS Fund	0.14	0.14	—	—	14.29	14.00
Hartford SmallCap Growth HLS Fund	0.01	0.01	(0.03)	(0.03)	6.88	6.61
Hartford Stock HLS Fund	0.11	0.12	0.01	0.01	14.53	14.24
Hartford Total Return Bond HLS Fund	—	—	—	—	4.80	4.54
Hartford Value HLS Fund	0.01	0.01	—	—	21.81	21.51
Hartford Value Opportunities HLS Fund	0.01	0.01	0.04	0.05	18.97	18.67

	Impact from Payment
	from Affiliate for		Total Return Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth HLS Fund	0.09%	0.09%	4.58%	4.33%
Hartford Growth Opportunities HLS Fund	0.11	0.11	16.20	15.91
Hartford High Yield HLS Fund	0.57	0.56	1.56	1.29
Hartford MidCap HLS Fund	0.02	0.02	16.76	16.47
Hartford MidCap Value HLS Fund	0.04	0.04	9.95	9.67
Hartford Small Company HLS Fund	0.10	0.10	20.91	20.61
Hartford SmallCap Growth HLS Fund	0.22	0.22	10.80	10.56

6.	Affiliate Holdings:

As of June 30, 2008, affiliates of The Hartford had ownership in 2,000 shares of Hartford Global Equity HLS Fund.

7.	Investment Transactions:

For the six-month period ended June 30, 2008, the cost of purchases and sales of securities for Hartford Money Market HLS Fund were $16,655,347 and $15,800,253, respectively. For the six-month period ended June 30, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
Fund	Obligations	Obligations	Obligations	Obligations

Hartford Advisers HLS Fund	$2,257,241	$2,858,309	$176,609	$153,198
Hartford Capital Appreciation HLS Fund	8,683,225	8,929,267	—	—
Hartford Disciplined Equity HLS Fund	556,115	625,305	—	—
Hartford Dividend and Growth HLS Fund	1,392,242	1,679,566	—	—
Hartford Equity Income HLS Fund	105,727	126,644	—	—
Hartford Fundamental Growth HLS Fund	62,259	46,056	—	—
Hartford Global Advisers HLS Fund	216,867	228,350	19,501	13,347
Hartford Global Communications HLS Fund	7,105	9,325	—	—
Hartford Global Equity HLS Fund	26,310	5,572	—	—
Hartford Global Financial Services HLS Fund	10,408	12,259	—	—
Hartford Global Growth HLS Fund	371,528	465,111	—	—
Hartford Global Health HLS Fund	67,040	100,857	—	—
Hartford Global Technology HLS Fund	100,918	112,838	—	—
Hartford Growth HLS Fund	234,890	284,611	—	—
Hartford Growth Opportunities HLS Fund	1,167,776	1,226,407	—	—
Hartford High Yield HLS Fund	347,615	364,444	—	—
Hartford Index HLS Fund	20,801	146,930	—	—
Hartford International Growth HLS Fund	1,585,056	1,666,110	—	—
Hartford International Opportunities HLS Fund	1,398,375	1,526,795	—	—
Hartford International Small Company HLS Fund	166,794	199,642	—	—
Hartford LargeCap Growth HLS Fund	135,613	146,894	—	—
Hartford MidCap Growth HLS Fund	61,464	54,481	—	—
Hartford MidCap HLS Fund	929,349	1,165,865	—	—
Hartford MidCap Value HLS Fund	182,132	256,401	—	—
Hartford Mortgage Securities HLS Fund	627,837	677,522	29,945	29,916
Hartford Small Company HLS Fund	1,436,844	1,491,448	—	—
Hartford SmallCap Growth HLS Fund	368,520	440,352	—	—
Hartford SmallCap Value HLS Fund	17,519	21,174	—	—
Hartford Stock HLS Fund	1,605,276	1,996,265	—	—
Hartford Total Return Bond HLS Fund	3,656,046	3,381,300	1,608,837	1,521,262
Hartford U.S. Government Securities HLS Fund	1,050,130	803,746	388,135	499,000
Hartford Value HLS Fund	131,894	120,241	—	—
Hartford Value Opportunities HLS Fund	119,256	197,973	—	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

8.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2008, the Funds did not have any borrowings under this facility.

9.	Fund Mergers

Reorganization of certain series of Hartford HLS Series Fund II, Inc. At a special meeting of shareholders, held on January 23, 2007, shareholders of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund by Hartford Blue Chip Stock HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of both Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund, the assets were acquired by Hartford Blue Chip HLS Fund on February 2, 2007. Hartford Blue Chip HLS Fund acquired the assets of Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund in exchange for shares in Hartford Blue Chip Stock HLS Fund, which were distributed pro rata by Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund shareholders on February 2, 2007, in complete liquidation of both Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund.

The mergers were accomplished by tax free exchanges as detailed below:

Hartford Blue Chip Stock HLS Fund*	Class IA

Net assets of Hartford Capital Opportunities HLS Fund on February 2, 2007	$10,965
Net assets of Hartford LargeCap Growth HLS Fund on February 2, 2007	58,948
Hartford Capital Opportunities HLS Fund shares exchanged	1,425
Hartford LargeCap Growth HLS Fund shares exchanged	5,714
Hartford Blue Chip Stock HLS Fund shares issued	3,338
Net assets of Hartford Blue Chip Stock HLS Fund immediately before the merger	141,889
Net assets of Hartford Blue Chip Stock HLS Fund immediately after the merger	211,802

Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of February 2, 2007.

	Unrealized	Accumulated
	Appreciation	Net Realized
Fund	(Depreciation)	Gains (Losses)	Capital Stock

Hartford Capital Opportunities HLS Fund	$1,635	$(9,563)	$18,893
Hartford LargeCap Growth HLS Fund	7,836	(38,143)	89,255

*	Following the above referenced merger, Hartford Blue Chip Stock HLS Fund was then renamed to Hartford LargeCap Growth HLS Fund.

Reorganization of certain series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. At a special meeting of shareholders, held on September 25, 2007, shareholders of Hartford International Stock HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford International Stock HLS Fund by Hartford International Opportunities HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of Hartford International Stock HLS Fund, the assets were acquired by Hartford International Opportunities HLS Fund on October 12, 2007. Hartford International Opportunities HLS Fund acquired the assets of Hartford International Stock HLS Fund in exchange for shares in Hartford International Opportunities HLS Fund, which were distributed pro rata to Hartford International Stock HLS Fund shareholders on October 12, 2007, in complete liquidation of Hartford International Stock HLS Fund.

Hartford International Opportunities HLS Fund	Class IA

Net assets of Hartford International Stock HLS Fund on October 12, 2007	$99,957
Hartford International Stock HLS Fund shares exchanged	5,631
Hartford International Opportunities HLS Fund shares issued	5,347
Net assets of Hartford International Opportunities HLS Fund immediately before the merger	$2,335,950
Net assets of Hartford International Opportunities HLS Fund immediately after the merger	$2,455,907

Hartford International Stock HLS Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of October 12, 2007.

Accumulated
Distributions
		Accumulated	in Excess of
	Unrealized	Net Realized	Net Investment
Fund	Appreciation	(Losses)	Loss**	Capital Stock

Hartford International Stock HLS Fund	$19,805	$(57)	$(2)	$80,211

**	The utilization of the tax capital loss carryover of the acquired funds may be limited by current income tax rules and regulations.

REORGANIZATION OF CERTAIN SERIES OF HARTFORD SERIES FUND, INC. — At a Special Meeting of Shareholders held on August 12, 2008, the shareholders of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund (“Acquired Funds”) each approved an Agreement and Plan of Reorganization (the “Reorganization Agreements”) in connection with the reorganizations of the Acquired Funds with and into the Hartford Global Equity HLS Fund (“Acquiring Fund”). The Reorganization Agreements contemplate (1) the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having equivalent value; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive shares of the Acquiring Fund having value equivalent to shares of the Acquired Funds held by that shareholder as of the closing date of the Reorganization.

The Reorganizations contemplated by the Reorganization Agreements will be effected on or about August 22, 2208. Following the Reorganizations, the Acquired Funds will no longer exist.

PROPOSED REORGANIZATION — At a meeting held on May 6-7, 2008, the Board of Directors of Hartford Series Fund, Inc. approved on behalf of Hartford Mortgage Securities HLS Fund (the “Acquired Fund”), and the Board of Directors of Hartford HLS Series Fund II, Inc. approved on behalf of Hartford U.S. Government Securities HLS Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

The Board of Directors of Hartford Series Fund, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 9, 2008, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund. Shareholders of record as of June 20, 2008 will be entitled to vote on the Reorganization Agreement.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Advisers HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	$20.97	$0.25	$—	$(2.24)	$(1.99)	$(0.04)	$(0.11)	$—	$(0.15)	$(2.14)	$18.83	(9.51	)%*	$5,133,865	0.64	%(d)	0.64	%(d)	2.35	%(d)	37%
Class IB	21.18	0.23	—	(2.26)	(2.03)	(0.04)	(0.11)	—	(0.15)	(2.18)	19.00	(9.62	)*	856,406	0.89	(d)	0.89	(d)	2.10	(d)	—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97	6.64		6,291,220	0.63		0.63		2.13		47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37		1,080,254	0.88		0.88		1.88		—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70	(e)	7,207,926	0.64		0.64		2.24		87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43	(e)	1,252,293	0.89		0.89		1.99		—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24		8,157,354	0.66		0.65		1.96		89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97		1,366,216	0.91		0.90		1.72		—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74		9,699,374	0.67		0.67		2.16		36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48		1,462,319	0.92		0.92		1.91		—
For the Year Ended December 31, 2003
Class IA	19.59	0.42	—	3.18	3.60	(0.52)	—	—	(0.52)	3.08	22.67	18.49		10,358,449	0.67		0.67		2.03		48
Class IB	19.72	0.41	—	3.16	3.57	(0.48)	—	—	(0.48)	3.09	22.81	18.20		1,263,641	0.92		0.92		1.78		—
Hartford Capital Appreciation HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	52.46	0.25	—	(4.85)	(4.60)	—	(4.28)	—	(4.28)	(8.88)	43.58	(9.01	)*	10,450,338	0.67	(d)	0.67	(d)	1.12	(d)	65
Class IB	52.01	0.20	—	(4.81)	(4.61)	—	(4.28)	—	(4.28)	(8.89)	43.12	(9.12	)*	2,418,661	0.92	(d)	0.92	(d)	0.87	(d)	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83		12,123,834	0.67		0.67		0.68		101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53		2,933,905	0.92		0.92		0.42		—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61	(e)	11,746,831	0.67		0.67		0.82		73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32	(e)	2,810,587	0.92		0.92		0.57		—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55		11,317,561	0.70		0.70		0.78		97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26		2,793,612	0.95		0.95		0.53		—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36		10,751,945	0.70		0.70		0.77		89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07		2,505,798	0.95		0.95		0.52		—
For the Year Ended December 31, 2003
Class IA	31.70	0.26	—	13.17	13.43	(0.22)	—	—	(0.22)	13.21	44.91	42.38		8,912,749	0.69		0.69		0.77		94
Class IB	31.63	0.19	—	13.10	13.29	(0.16)	—	—	(0.16)	13.13	44.76	42.02		1,579,399	0.94		0.94		0.52		—
Hartford Disciplined Equity HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	15.05	0.06	—	(1.87)	(1.81)	(0.01)	(1.22)	—	(1.23)	(3.04)	12.01	(12.26	)*	1,300,872	0.71	(d)	0.71	(d)	0.89	(d)	33
Class IB	14.97	0.04	—	(1.86)	(1.82)	(0.01)	(1.22)	—	(1.23)	(3.05)	11.92	(12.37	)*	270,216	0.96	(d)	0.96	(d)	0.64	(d)	—
For the Year Ended December 31, 2007
Class IA	14.08	0.16	—	1.01	1.17	(0.15)	(0.05)	—	(0.20)	0.97	15.05	8.34		1,566,652	0.70		0.70		1.04		75
Class IB	14.01	0.13	—	1.00	1.13	(0.12)	(0.05)	—	(0.17)	0.96	14.97	8.07		339,877	0.95		0.95		0.79		—
For the Year Ended December 31, 2006
Class IA	12.66	0.14	0.01	1.42	1.57	(0.15)	—	—	(0.15)	1.42	14.08	12.45	(e)	1,401,619	0.72		0.72		1.19		63
Class IB	12.58	0.13	0.01	1.39	1.53	(0.10)	—	—	(0.10)	1.43	14.01	12.17	(e)	354,559	0.97		0.97		0.93		—
For the Year Ended December 31, 2005
Class IA	12.02	0.12	—	0.67	0.79	(0.15)	—	—	(0.15)	0.64	12.66	6.58		1,019,703	0.74		0.74		1.07		58
Class IB	11.93	0.08	—	0.68	0.76	(0.11)	—	—	(0.11)	0.65	12.58	6.31		340,108	0.99		0.99		0.82		—
For the Year Ended December 31, 2004
Class IA	11.20	0.16	—	0.79	0.95	(0.13)	—	—	(0.13)	0.82	12.02	8.41		770,938	0.75		0.75		1.53		62
Class IB	11.14	0.14	—	0.76	0.90	(0.11)	—	—	(0.11)	0.79	11.93	8.14		270,171	1.00		1.00		1.28		—
For the Year Ended December 31, 2003
Class IA	8.80	0.07	—	2.45	2.52	(0.12)	—	—	(0.12)	2.40	11.20	28.82		685,888	0.78		0.78		0.89		73
Class IB	8.75	0.05	—	2.43	2.48	(0.09)	—	—	(0.09)	2.39	11.14	28.50		155,810	1.03		1.03		0.64		—
Hartford Dividend and Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	22.35	0.21	—	(2.21)	(2.00)	(0.02)	(0.41)	—	(0.43)	(2.43)	19.92	(8.99	)*	5,118,800	0.67	(d)	0.67	(d)	2.04	(d)	21
Class IB	22.28	0.20	—	(2.22)	(2.02)	(0.02)	(0.41)	—	(0.43)	(2.45)	19.83	(9.11	)*	1,213,566	0.92	(d)	0.92	(d)	1.78	(d)	—

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Dividend and Growth HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$22.79	$0.42	$—	$1.44	$1.86	$(0.41)	$(1.89)	$—	$(2.30)	$(0.44)	$22.35	8.26%		$5,842,788	0.67%		0.67%		1.70%		27%
Class IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28	7.98		1,501,363	0.92		0.92		1.45		—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	—	(2.13)	2.05	22.79	20.36	(e)	5,671,552	0.67		0.67		1.77		27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	—	(2.06)	2.04	22.72	20.06	(e)	1,603,952	0.92		0.92		1.52		—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)	(0.92)	—	(1.32)	(0.09)	20.74	5.96		4,978,773	0.67		0.67		1.70		26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70		1,506,556	0.92		0.92		1.45		—
For the Year Ended December 31, 2004
Class IA	18.77	0.32	—	2.01	2.33	(0.27)	—	—	(0.27)	2.06	20.83	12.42		4,719,663	0.68		0.68		1.73		27
Class IB	18.72	0.27	—	2.00	2.27	(0.23)	—	—	(0.23)	2.04	20.76	12.14		1,393,412	0.93		0.93		1.48		—
For the Year Ended December 31, 2003
Class IA	15.09	0.24	—	3.79	4.03	(0.25)	(0.10)	—	(0.35)	3.68	18.77	26.80		3,927,415	0.69		0.69		1.61		31
Class IB	15.07	0.21	—	3.76	3.97	(0.22)	(0.10)	—	(0.32)	3.65	18.72	26.48		902,779	0.94		0.94		1.36		—
Hartford Equity Income HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	14.30	0.19	—	(1.88)	(1.69)	(0.03)	(0.78)	—	(0.81)	(2.50)	11.80	(11.95	)*	322,187	0.84	(d)	0.84	(d)	2.87	(d)	26
Class IB	14.30	0.18	—	(1.89)	(1.71)	(0.03)	(0.78)	—	(0.81)	(2.52)	11.78	(12.06	)*	54,618	1.09	(d)	1.09	(d)	2.61	(d)	—
For the Year Ended December 31, 2007(f)
Class IA	14.20	0.33	—	0.66	0.99	(0.31)	(0.58)	—	(0.89)	0.10	14.30	6.94		390,396	0.84		0.84		2.21		26
Class IB	14.19	0.29	—	0.67	0.96	(0.27)	(0.58)	—	(0.85)	0.11	14.30	6.68		72,717	1.09		1.09		1.96		—
For the Year Ended December 31, 2006
Class IA	12.01	0.26	—	2.22	2.48	(0.26)	(0.03)	—	(0.29)	2.19	14.20	20.79		360,210	0.85		0.75		2.32		28
Class IB	11.98	0.25	—	2.20	2.45	(0.21)	(0.03)	—	(0.24)	2.21	14.19	20.49		106,733	1.10		1.00		2.07		—
For the Year Ended December 31, 2005
Class IA	11.64	0.21	—	0.36	0.57	(0.20)	—	—	(0.20)	0.37	12.01	4.81		231,151	0.86		0.76		2.27		21
Class IB	11.62	0.17	—	0.36	0.53	(0.17)	—	—	(0.17)	0.36	11.98	4.56		79,417	1.11		1.01		2.03		—
For the Year Ended December 31, 2004
Class IA	10.75	0.12	—	0.89	1.01	(0.12)	—	—	(0.12)	0.89	11.64	9.43		90,197	0.90		0.90		1.99		18
Class IB	10.74	0.10	—	0.88	0.98	(0.10)	—	—	0.10	0.88	11.62	9.16		24,876	1.15		1.15		1.74		—
From (commencement of operations) October 31, 2003, through December 31, 2003
Class IA(g)	10.00	0.02	—	0.75	0.77	(0.02)	—	—	(0.02)	0.75	10.75	7.65	*	8,511	1.13	(d)	1.13	(d)	1.50	(d)	2
Class IB(g)	10.00	0.02	—	0.74	0.76	(0.02)	—	—	(0.02)	0.74	10.74	7.59	*	1,609	1.38	(d)	1.38	(d)	1.25	(d)	—
Hartford Fundamental Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	11.10	0.01	—	(0.72)	(0.71)	(0.02)	(0.96)	—	(0.98)	(1.69)	9.41	(6.57	)*	71,133	0.85	(d)	0.85	(d)	0.39	(d)	50
Class IB	11.04	0.01	—	(0.72)	(0.71)	—	(0.96)	—	(0.96)	(1.67)	9.37	(6.69	)*	35,361	1.10	(d)	1.10	(d)	0.14	(d)	—
For the Year Ended December 31, 2007
Class IA	10.56	0.03	—	1.54	1.57	(0.01)	(1.02)	—	(1.03)	0.54	11.10	15.12		59,053	0.86		0.86		0.27		177
Class IB	10.54	—	—	1.53	1.53	(0.01)	(1.02)	—	(1.03)	0.50	11.04	14.83		34,968	1.11		1.11		0.02		—
For the Year Ended December 31, 2006
Class IA	10.56	0.09	0.01	0.82	0.92	(0.09)	(0.83)	—	(0.92)	—	10.56	9.72	(e)	48,852	0.94		0.85		0.80		112
Class IB	10.53	0.06	0.01	0.82	0.89	(0.05)	(0.83)	—	(0.88)	0.01	10.54	9.45	(e)	34,041	1.19		1.10		0.55		—
For the Year Ended December 31, 2005
Class IA	10.18	0.10	—	0.87	0.97	(0.19)	(0.40)	—	(0.59)	0.38	10.56	9.88		52,679	0.92		0.91		0.77		136
Class IB	10.13	0.04	—	0.89	0.93	(0.13)	(0.40)	—	(0.53)	0.40	10.53	9.60		41,972	1.17		1.16		0.52		—
For the Year Ended December 31, 2004
Class IA	9.90	0.10	—	0.21	0.31	(0.03)	—	—	(0.03)	0.28	10.18	3.16		49,519	0.90		0.90		1.06		111
Class IB	9.86	0.08	—	0.20	0.28	(0.01)	—	—	(0.01)	0.27	10.13	2.90		41,587	1.15		1.15		0.81		—
For the Year Ended December 31, 2003
Class IA	7.74	0.03	—	2.16	2.19	(0.03)	—	—	(0.03)	2.16	9.90	28.37		49,891	0.90		0.90		0.40		129
Class IB	7.71	0.02	—	2.15	2.17	(0.02)	—	—	(0.02)	2.15	9.86	28.05		39,674	1.15		1.15		0.15		—
Hartford Global Advisers HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	13.61	0.12	—	(1.15)	(1.03)	(0.03)	(0.21)	—	(0.24)	(1.27)	12.34	(7.66	)*	293,381	0.81	(d)	0.81	(d)	1.87	(d)	94
Class IB	13.56	0.10	—	(1.15)	(1.05)	(0.03)	(0.21)	—	(0.24)	(1.29)	12.27	(7.77	)*	61,560	1.06	(d)	1.06	(d)	1.62	(d)	—
For the Year Ended December 31, 2007
Class IA	12.71	0.23	—	1.83	2.06	(0.12)	(1.04)	—	(1.16)	0.90	13.61	16.59		316,929	0.80		0.80		1.74		85
Class IB	12.67	0.20	—	1.82	2.02	(0.09)	(1.04)	—	(1.13)	0.89	13.56	16.30		67,293	1.05		1.05		1.49		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Global Advisers HLS Fund — (continued)
For the Year Ended December 31, 2006
Class IA	$12.48	$0.23	$0.02	$0.83	$1.08	$(0.38)	$(0.47)	$—	$(0.85)	$0.23	$12.71	8.84	%(e)	$306,498	0.82%		0.82%		1.73%		88%
Class IB	12.41	0.20	0.02	0.83	1.05	(0.32)	(0.47)	—	(0.79)	0.26	12.67	8.56	(e)	64,076	1.07		1.07		1.48		—
For the Year Ended December 31, 2005
Class IA	12.53	0.21	—	0.20	0.41	(0.46)	—	—	(0.46)	(0.05)	12.48	3.37		332,169	0.83		0.83		1.59		502
Class IB	12.44	0.23	—	0.14	0.37	(0.40)	—	—	(0.40)	(0.03)	12.41	3.11		71,346	1.09		1.09		1.33		—
For the Year Ended December 31, 2004
Class IA	11.15	0.19	—	1.19	1.38	—	—	—	—	1.38	12.53	12.75		362,757	0.84		0.84		1.27		511
Class IB	11.09	0.14	—	1.21	1.35	—	—	—	—	1.35	12.44	12.47		86,937	1.09		1.09		1.02		—
For the Year Ended December 31, 2003
Class IA	9.16	0.12	—	1.95	2.07	(0.08)	—	—	(0.08)	1.99	11.15	22.26		312,492	0.84		0.84		1.26		455
Class IB	9.12	0.11	—	1.93	2.04	(0.07)	—	—	(0.07)	1.97	11.09	21.97		41,594	1.09		1.09		1.01		—
Hartford Global Communications HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	9.74	0.15	—	(1.40)	(1.25)	(0.02)	(1.51)	—	(1.53)	(2.78)	6.96	(13.09	)*	11,027	0.97 d		0.97	(d)	3.72	(d)	28
Class IB	9.69	0.13	—	(1.39)	(1.26)	(0.02)	(1.51)	—	(1.53)	(2.79)	6.90	(13.20	)*	11,998	1.22 d		1.22	(d)	3.45	(d)	—
For the Year Ended December 31, 2007
Class IA	9.79	0.08	—	1.98	2.06	(0.09)	(2.02)	—	(2.11)	(0.05)	9.74	23.38		14,625	0.94		0.94		0.85		107
Class IB	9.75	0.05	—	1.97	2.02	(0.06)	(2.02)	—	(2.08)	(0.06)	9.69	23.07		15,173	1.19		1.19		0.59		—
For the Year Ended December 31, 2006
Class IA	10.05	0.18	—	1.47	1.65	(0.18)	(1.73)	—	(1.91)	(0.26)	9.79	22.03	(e)	14,745	1.05		0.68		1.80		54
Class IB	10.02	0.14	—	1.47	1.61	(0.15)	(1.73)	—	(1.88)	(0.27)	9.75	21.72	(e)	13,510	1.30		0.93		1.54		—
For the Year Ended December 31, 2005
Class IA	8.84	0.27	—	1.33	1.60	(0.37)	(0.02)	—	(0.39)	1.21	10.05	18.61		16,542	1.00		0.85		2.55		66
Class IB	8.79	0.23	—	1.35	1.58	(0.33)	(0.02)	—	(0.35)	1.23	10.02	18.32		12,412	1.25		1.09		2.26		—
For the Year Ended December 31, 2004
Class IA	7.17	0.16	—	1.51	1.67	—	—	—	—	1.67	8.84	23.21		17,537	1.01		1.01		1.83		85
Class IB	7.15	0.15	—	1.49	1.64	—	—	—	—	1.64	8.79	22.90		12,119	1.26		1.26		1.58		—
For the Year Ended December 31, 2003
Class IA	4.47	0.01	—	2.69	2.70	—	—	—	—	2.70	7.17	60.37		17,302	1.01		1.01		0.19		90
Class IB	4.47	0.01	—	2.67	2.68	—	—	—	—	2.68	7.15	59.97		10,288	1.26		1.26		(0.06)		—
Hartford Global Equity HLS Fund
From (commencement of operations) January 31, 2008, through June 30, 2008 (Unaudited)
Class IA(h)	10.00	0.07	—	(0.28)	(0.21)	—	—	—	—	(0.21)	9.79	(2.13	)*	19,394	0.99	(d)	0.99	(d)	1.78	(d)	28
Class IB(h)	10.00	0.05	—	(0.27)	(0.22)	—	—	—	—	(0.22)	9.78	(2.23	)*	1,320	1.24	(d)	1.24	(d)	1.49	(d)	—
Hartford Global Financial Services HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	9.67	0.17	—	(2.09)	(1.92)	(0.27)	(0.88)	—	(1.15)	(3.07)	6.60	(20.25	)*	11,581	1.00	(d)	1.00	(d)	3.67	(d)	44
Class IB	9.63	0.17	—	(2.08)	(1.91)	(0.24)	(0.88)	—	(1.12)	(3.03)	6.60	(20.35	)*	8,282	1.25	(d)	1.25	(d)	3.38	(d)	—
For the Year Ended December 31, 2007
Class IA	13.16	0.23	—	(0.90)	(0.67)	(0.01)	(2.81)	—	(2.82)	(3.49)	9.67	(7.79)		16,051	0.96		0.96		2.03		59
Class IB	13.15	0.22	—	(0.92)	(0.70)	(0.01)	(2.81)	—	(2.82)	(3.52)	9.63	(8.02)		12,159	1.21		1.21		1.79		—
For the Year Ended December 31, 2006
Class IA	11.57	0.21	—	2.11	2.32	(0.23)	(0.50)	—	(0.73)	1.59	13.16	20.81	(e)	20,921	0.99		0.62		1.59		73
Class IB	11.55	0.18	—	2.09	2.27	(0.17)	(0.50)	—	(0.67)	1.60	13.15	20.51	(e)	17,244	1.24		0.87		1.35		—
For the Year Ended December 31, 2005
Class IA	10.85	0.21	—	0.89	1.10	(0.37)	(0.01)	—	(0.38)	0.72	11.57	10.42		20,433	0.96		0.81		1.56		22
Class IB	10.79	0.15	—	0.93	1.08	(0.31)	(0.01)	—	(0.32)	0.76	11.55	10.14		18,131	1.21		1.06		1.31		—
For the Year Ended December 31, 2004
Class IA	9.65	0.18	—	1.02	1.20	—	—	—	—	1.20	10.85	12.35		22,010	0.98		0.98		1.84		77
Class IB	9.63	0.17	—	0.99	1.16	—	—	—	—	1.16	10.79	12.07		19,773	1.23		1.23		1.59		—
For the Year Ended December 31, 2003
Class IA	7.51	0.13	—	2.14	2.27	(0.13)	—	—	(0.13)	2.14	9.65	30.29		18,940	0.98		0.98		1.63		120
Class IB	7.50	0.11	—	2.13	2.24	(0.11)	—	—	(0.11)	2.13	9.63	29.96		16,056	1.23		1.23		1.38		—
Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	22.42	0.07	—	(3.16)	(3.09)	—	(0.69)	—	(0.69)	(3.78)	18.64	(13.90	)*	824,559	0.74	(d)	0.74	(d)	0.75	(d)	33
Class IB	22.27	0.05	—	(3.15)	(3.10)	—	(0.69)	—	(0.69)	(3.79)	18.48	(14.01	)*	229,705	0.99	(d)	0.99	(d)	0.49	(d)	—

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Global Growth HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$20.09	$0.03	$—	$4.84	$4.87	$(0.01)	$(2.53)	$—	$(2.54)	$2.33	$22.42	25.05%		$1,028,843	0.73%		0.73%		0.13%		75%
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98		0.98		(0.11)		—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(e)	942,258	0.76		0.76		0.48		116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(e)	280,283	1.01		1.01		0.23		—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77		0.77		0.74		262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02		1.02		0.48		—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78		0.78		0.83		255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03		1.03		0.58		—
For the Year Ended December 31, 2003
Class IA	11.50	0.07	—	4.02	4.09	(0.06)	—	—	(0.06)	4.03	15.53	35.57		728,049	0.80		0.80		0.54		292
Class IB	11.47	0.04	—	4.00	4.04	(0.04)	—	—	(0.04)	4.00	15.47	35.24		129,315	1.05		1.05		0.29		—
Hartford Global Health HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	15.39	0.05	—	(1.36)	(1.31)	—	(0.11)	—	(0.11)	(1.42)	13.97	(8.51	)*	242,618	0.88	(d)	0.88	(d)	0.63	(d)	19
Class IB	15.11	0.03	—	(1.33)	(1.30)	—	(0.11)	—	(0.11)	(1.41)	13.70	(8.63	)*	84,799	1.13	(d)	1.13	(d)	0.38	(d)	—
For the Year Ended December 31, 2007
Class IA	16.84	0.03	—	0.99	1.02	(0.02)	(2.45)	—	(2.47)	(1.45)	15.39	6.12		289,561	0.87		0.87		0.16		39
Class IB	16.59	(0.02)	—	0.99	0.97	—	(2.45)	—	(2.45)	(1.48)	15.11	5.86		105,898	1.12		1.12		(0.09)		—
For the Year Ended December 31, 2006
Class IA	17.66	0.02	—	1.75	1.77	(0.01)	(2.58)	—	(2.59)	(0.82)	16.84	11.19	(e	319,896	0.88		0.88		0.11		34
Class IB	17.47	(0.02)	—	1.72	1.70	—	(2.58)	—	(2.58)	(0.88)	16.59	10.91	(e)	119,000	1.13		1.13		(0.13)		—
For the Year Ended December 31, 2005
Class IA	16.92	0.01	—	1.94	1.95	(0.01)	(1.20)	—	(1.21)	0.74	17.66	12.43		309,235	0.87		0.87		0.12		46
Class IB	16.78	(0.01)	—	1.90	1.89	—	(1.20)	—	(1.20)	0.69	17.47	12.15		123,593	1.12		1.12		(0.13)		—
For the Year Ended December 31, 2004
Class IA	15.52	—	—	1.95	1.95	(0.01)	(0.54)	—	(0.55)	1.40	16.92	12.80		309,640	0.88		0.88		0.07		46
Class IB	15.43	(0.01)	—	1.90	1.89	—	(0.54)	—	(0.54)	1.35	16.78	12.52		125,592	1.13		1.13		(0.18)		—
For the Year Ended December 31, 2003
Class IA	11.91	0.01	—	3.81	3.82	(0.01)	(0.20)	—	(0.21)	3.61	15.52	32.31		268,844	0.89		0.89		0.15		37
Class IB	11.85	—	—	3.78	3.78	—	(0.20)	—	(0.20)	3.58	15.43	31.98		103,592	1.14		1.14		(0.10)		—
Hartford Global Technology HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	6.88	(0.01)	—	(0.69)	(0.70)	—	—	—	—	(0.70)	6.18	(10.28	)*	88,694	0.93	(d)	0.93	(d)	(0.21	)(d)	78
Class IB	6.78	(0.01)	—	(0.69)	(0.70)	—	—	—	—	(0.70)	6.08	(10.39	)*	35,555	1.18	(d)	1.18	(d)	(0.46	)(d)	—
For the Year Ended December 31, 2007
Class IA	6.05	(0.02)	—	0.85	0.83	—	—	—	—	0.83	6.88	13.86		107,002	0.92		0.92		(0.30)		151
Class IB	5.97	(0.04)	—	0.85	0.81	—	—	—	—	0.81	6.78	13.58		43,601	1.17		1.17		(0.56)		—
For the Year Ended December 31, 2006
Class IA	5.48	(0.02)	—	0.59	0.57	—	—	—	—	0.57	6.05	10.35	(e)	104,147	0.96		0.96		(0.34)		135
Class IB	5.43	(0.04)	—	0.58	0.54	—	—	—	—	0.54	5.97	10.08	(e)	44,413	1.21		1.21		(0.58)		—
For the Year Ended December 31, 2005
Class IA	4.94	(0.02)	—	0.57	0.55	(0.01)	—	—	(0.01)	0.54	5.48	11.15		103,808	0.95		0.95		(0.41)		117
Class IB	4.90	(0.03)	—	0.56	0.53	—	—	—	—	0.53	5.43	10.88		44,554	1.20		1.20		(0.66)		—
For the Year Ended December 31, 2004
Class IA	4.88	—	—	0.06	0.06	—	—	—	—	0.06	4.94	1.35		111,876	0.91		0.91		0.31		164
Class IB	4.84	0.01	—	0.05	0.06	—	—	—	—	0.06	4.90	1.10		46,112	1.16		1.16		0.06		—
For the Year Ended December 31, 2003
Class IA	3.02	—	—	1.86	1.86	—	—	—	—	1.86	4.88	61.50		138,243	0.90		0.90		(0.55)		157
Class IB	3.01	—	—	1.83	1.83	—	—	—	—	1.83	4.84	61.10		44,432	1.15		1.15		(0.80)		—
Hartford Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	13.39	0.01	—	(1.05)	(1.04)	—	(0.39)	—	(0.39)	(1.43)	11.96	(7.88	)*	343,361	0.84	(d)	0.84	(d)	0.18	(d)	47
Class IB	13.18	(0.01)	—	(1.02)	(1.03)	—	(0.39)	—	(0.39)	(1.42)	11.76	(7.99	)*	146,417	1.09	(d)	1.09	(d)	(0.07	)(d)	—
For the Year Ended December 31, 2007
Class IA	12.32	0.01	—	2.01	2.02	—	(0.95)	—	(0.95)	1.07	13.39	16.78		388,985	0.83		0.83		0.11		101
Class IB	12.17	(0.02)	—	1.98	1.96	—	(0.95)	—	(0.95)	1.01	13.18	16.49		189,987	1.08		1.08		(0.14)		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets	Rate(c)
Hartford Growth HLS Fund — (continued)
For the Year Ended December 31, 2006
Class IA	$12.54	$0.01	$0.01	$0.56	$0.58	$(0.01)	$(0.79)	$—	$(0.80)	$(0.22)	$12.32	4.61	%(e)	$379,601	0.84%		0.84%		0.10%	95%
Class IB	12.42	(0.02)	0.01	0.55	0.54	—	(0.79)	—	(0.79)	(0.25)	12.17	4.35	(e)	190,063	1.09		1.09		(0.14)	—
For the Year Ended December 31, 2005
Class IA	12.47	0.01	0.01	0.53	0.55	—	(0.48)	—	(0.48)	0.07	12.54	4.67	(e)	345,558	0.84		0.84		0.02	76
Class IB	12.38	(0.04)	0.01	0.55	0.52	—	(0.48)	—	(0.48)	0.04	12.42	4.42	(e)	206,105	1.09		1.09		(0.23)	—
For the Year Ended December 31, 2004
Class IA	11.16	0.01	—	1.39	1.40	—	(0.09)	—	(0.09)	1.31	12.47	12.49		249,473	0.86		0.86		0.09	79
Class IB	11.11	0.01	—	1.35	1.36	—	(0.09)	—	(0.09)	1.27	12.38	12.21		170,895	1.11		1.11		(0.16)	—
For the Year Ended December 31, 2003
Class IA	8.66	(0.01)	—	2.85	2.84	—	(0.34)	—	(0.34)	2.50	11.16	32.81		127,944	0.88		0.88		(0.20)	111
Class IB	8.64	(0.02)	—	2.83	2.81	—	(0.34)	—	(0.34)	2.47	11.11	32.48		90,188	1.13		1.13		(0.45)	—
Hartford Growth Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	32.75	0.06	—	(3.68)	(3.62)	—	(1.07)	—	(1.07)	(4.69)	28.06	(11.13	)*	1,243,295	0.65	(d)	0.65	(d)	0.42 (d)	79
Class IB	32.40	0.02	—	(3.64)	(3.62)	—	(1.07)	—	(1.07)	(4.69)	27.71	(11.24	)*	223,416	0.90	(d)	0.90	(d)	0.17 (d)	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64		0.64		0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89		0.89		(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(e)	1,103,590	0.65		0.65		0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(e)	197,797	0.90		0.90		0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(e)	1,012,774	0.64		0.64		0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(e)	179,308	0.89		0.89		0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63		0.63		0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88		0.88		(0.03)	—
For the Year Ended December 31, 2003
Class IA	16.40	(0.01)	—	7.18	7.17	—	—	—	—	7.17	23.57	43.79		696,900	0.64		0.64		(0.05)	145
Class IB	16.37	(0.01)	—	7.12	7.11	—	—	—	—	7.11	23.48	43.43		59,686	0.89		0.89		(0.30)	—
Hartford High Yield HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	8.87	0.37	—	(0.56)	(0.19)	(0.03)	—	—	(0.03)	(0.22)	8.65	(2.09	)*	422,516	0.74	(d)	0.74	(d)	8.25 (d)	59
Class IB	8.78	0.37	—	(0.56)	(0.19)	(0.03)	—	—	(0.03)	(0.22)	8.56	(2.21	)*	187,594	0.99	(d)	0.99	(d)	8.00 (d)	—
For the Year Ended December 31, 2007(f)
Class IA	9.35	0.71	—	(0.45)	0.26	(0.74)	—	—	(0.74)	(0.48)	8.87	2.79		460,243	0.77		0.72		7.47	148
Class IB	9.27	0.68	—	(0.45)	0.23	(0.72)	—	—	(0.72)	(0.49)	8.78	2.53		222,712	1.02		0.97		7.20	—
For the Year Ended December 31, 2006(f)
Class IA	9.80	0.72	—	0.31	1.03	(1.48)	—	—	(1.48)	(0.45)	9.35	11.17	(e)	471,327	0.77		0.72		7.39	160
Class IB	9.70	0.69	—	0.30	0.99	(1.42)	—	—	(1.42)	(0.43)	9.27	10.89	(e)	264,525	1.02		0.97		7.14	—
For the Year Ended December 31, 2005
Class IA	10.26	0.74	0.05	(0.58)	0.21	(0.67)	—	—	(0.67)	(0.46)	9.80	2.13	(e)	443,859	0.77		0.76		6.51	138
Class IB	10.17	0.71	0.05	(0.59)	0.17	(0.64)	—	—	(0.64)	(0.47)	9.70	1.85	(e)	272,538	1.02		1.01		6.25	—
For the Year Ended December 31, 2004
Class IA	10.06	0.58	—	0.12	0.70	(0.50)	—	—	(0.50)	0.20	10.26	7.40		518,881	0.77		0.77		6.31	92
Class IB	9.98	0.64	—	0.03	0.67	(0.48)	—	—	(0.48)	0.19	10.17	7.14		309,672	1.02		1.02		6.06	—
For the Year Ended December 31, 2003
Class IA	8.49	0.19	—	1.75	1.94	(0.37)	—	—	(0.37)	1.57	10.06	23.18		481,315	0.78		0.78		7.00	44
Class IB	8.44	0.28	—	1.63	1.91	(0.37)	—	—	(0.37)	1.54	9.98	22.88		259,544	1.03		1.03		6.75	—
Hartford Index HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	31.54	0.28	—	(4.06)	(3.78)	(0.03)	(0.40)	—	(0.43)	(4.21)	27.33	(12.03	)*	1,109,712	0.33	(d)	0.33	(d)	1.82 (d)	1
Class IB	31.40	0.23	—	(4.03)	(3.80)	(0.03)	(0.40)	—	(0.43)	(4.23)	27.17	(12.14	)*	217,246	0.58	(d)	0.58	(d)	1.57 (d)	—
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20		1,390,827	0.33		0.33		1.61	4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94		271,967	0.58		0.58		1.36	—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46	(e	1,598,176	0.42		0.33		1.60	4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17	(e)	276,850	0.67		0.58		1.36	—

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Index HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$32.17	$0.51	$—	$0.90	$1.41	$(0.61)	$(1.00)	$—	$(1.61)	$(0.20)	$31.97	4.50%		$1,701,424	0.42%		0.42%		1.46%		5%
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24		263,579	0.67		0.67		1.21		—
For the Year Ended December 31, 2004
Class IA	29.60	0.50	—	2.56	3.06	(0.39)	(0.10)	—	(0.49)	2.57	32.17	10.39		1,973,470	0.44		0.44		1.60		5
Class IB	29.49	0.44	—	2.53	2.97	(0.34)	(0.10)	—	(0.44)	2.53	32.02	10.12		252,959	0.69		0.69		1.35		—
For the Year Ended December 31, 2003
Class IA	23.46	0.36	—	6.23	6.59	(0.37)	(0.08)	—	(0.45)	6.14	29.60	28.13		1,934,490	0.44		0.44		1.40		3
Class IB	23.39	0.31	—	6.19	6.50	(0.32)	(0.08)	—	(0.40)	6.10	29.49	27.81		195,900	0.69		0.69		1.15		—
Hartford International Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	14.47	0.11	—	(2.79)	(2.68)	—	(0.57)	—	(0.57)	(3.25)	11.22	(18.58	)*	620,977	0.83	(d)	0.83	(d)	1.71	(d)	169
Class IB	14.36	0.09	—	(2.76)	(2.67)	—	(0.57)	—	(0.57)	(3.24)	11.12	(18.68	)*	237,833	1.08	(d)	1.08	(d)	1.42	(d)	—
For the Year Ended December 31, 2007
Class IA	14.18	0.11	—	3.13	3.24	(0.11)	(2.84)	—	(2.95)	0.29	14.47	23.91		791,757	0.83		0.83		0.75		239
Class IB	14.10	0.08	—	3.09	3.17	(0.07)	(2.84)	—	(2.91)	0.26	14.36	23.60		336,747	1.08		1.08		0.53		—
For the Year Ended December 31, 2006(f)
Class IA	12.48	0.10	—	2.84	2.94	(0.11)	(1.13)	—	(1.24)	1.70	14.18	24.08	(e)	574,806	0.88		0.88		0.70		164
Class IB	12.40	0.06	—	2.83	2.89	(0.06)	(1.13)	—	(1.19)	1.70	14.10	23.77	(e)	302,729	1.13		1.13		0.48		—
For the Year Ended December 31, 2005
Class IA	12.45	0.11	—	0.60	0.71	(0.10)	(0.58)	—	(0.68)	0.03	12.48	6.16		370,555	0.93		0.93		1.05		179
Class IB	12.37	0.06	—	0.61	0.67	(0.06)	(0.58)	—	(0.64)	0.03	12.40	5.89		244,572	1.18		1.18		0.79		—
For the Year Ended December 31, 2004
Class IA	10.20	0.05	—	2.44	2.49	—	(0.24)	—	(0.24)	2.25	12.45	24.72		208,703	0.97		0.97		0.86		215
Class IB	10.16	0.06	—	2.39	2.45	—	(0.24)	—	(0.24)	2.21	12.37	24.40		137,183	1.22		1.22		0.61		—
For the Year Ended December 31, 2003
Class IA	7.09	—	—	3.61	3.61	—	(0.50)	—	(0.50)	3.11	10.20	51.02		67,147	1.01		1.01		0.23		244
Class IB	7.08	—	—	3.58	3.58	—	(0.50)	—	(0.50)	3.08	10.16	50.65		63,698	1.26		1.26		(0.02)		—
Hartford International Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	15.62	0.20	—	(1.95)	(1.75)	(0.01)	(0.54)	—	(0.55)	(2.30)	13.32	(11.28	)*	1,731,321	0.70	(d)	0.70	(d)	2.85	(d)	65
Class IB	15.78	0.18	—	(1.97)	(1.79)	(0.01)	(0.54)	—	(0.55)	(2.34)	13.44	(11.39	)*	336,666	0.95	(d)	0.95	(d)	2.57	(d)	—
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)	(3.37)	—	(3.56)	0.39	15.62	27.43		2,027,078	0.71		0.71		1.13		135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11		417,144	0.96		0.96		0.89		—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46	(e)	1,596,055	0.75		0.75		1.47		119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15	(e)	382,371	1.00		1.00		1.24		—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62		1,251,426	0.78		0.78		1.22		120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33		319,626	1.03		1.03		0.97		—
For the Year Ended December 31, 2004
Class IA	10.11	0.10	—	1.73	1.83	(0.08)	—	—	(0.08)	1.75	11.86	18.08		1,054,884	0.80		0.80		1.13		142
Class IB	10.09	0.08	—	1.72	1.80	(0.06)	—	—	(0.06)	1.74	11.83	17.79		247,752	1.05		1.05		0.88		—
For the Year Ended December 31, 2003
Class IA	7.66	0.09	—	2.44	2.53	(0.08)	—	—	(0.08)	2.45	10.11	33.10		823,760	0.83		0.83		1.08		144
Class IB	7.66	0.07	—	2.43	2.50	(0.07)	—	—	(0.07)	2.43	10.09	32.76		76,246	1.08		1.08		0.83		—
Hartford International Small Company HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	15.07	0.16	—	(1.47)	(1.31)	(0.02)	(0.37)	—	(0.39)	(1.70)	13.37	(8.78	)*	258,431	0.89	(d)	0.89	(d)	2.30	(d)	46
Class IB	14.93	0.14	—	(1.46)	(1.32)	(0.02)	(0.37)	—	(0.39)	(1.71)	13.22	(8.90	)*	80,656	1.14	(d)	1.14	(d)	2.03	(d)	—
For the Year Ended December 31, 2007
Class IA	16.77	0.18	—	1.23	1.41	(0.31)	(2.80)	—	(3.11)	(1.70)	15.07	9.01		312,269	0.88		0.88		0.81		97
Class IB	16.64	0.13	—	1.22	1.35	(0.26)	(2.80)	—	(3.06)	(1.71)	14.93	8.73		105,771	1.13		1.13		0.56		—
For the Year Ended December 31, 2006
Class IA	14.84	0.18	—	4.08	4.26	(0.32)	(2.01)	—	(2.33)	1.93	16.77	29.34	(e)	294,660	0.93		0.93		1.05		99
Class IB	14.71	0.15	—	4.04	4.19	(0.25)	(2.01)	—	(2.26)	1.93	16.64	29.01	(e)	117,251	1.18		1.18		0.82		—
For the Year Ended December 31, 2005
Class IA	14.52	0.11	—	2.44	2.55	(0.38)	(1.85)	—	(2.23)	0.32	14.84	18.60		193,712	1.00		1.00		1.19		95
Class IB	14.42	0.08	—	2.40	2.48	(0.34)	(1.85)	—	(2.19)	0.29	14.71	18.30		92,157	1.25		1.25		0.97		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford International Small Company HLS Fund — (continued)
For the Year Ended December 31, 2004
Class IA	$12.62	$0.16	$—	$1.96	$2.12	$—	$(0.22)	$—	$(0.22)	$1.90	$14.52	16.96%		$84,012	1.08%		1.08%		1.53%		119%
Class IB	12.56	0.14	—	1.94	2.08	—	(0.22)	—	(0.22)	1.86	14.42	16.67		54,750	1.33		1.33		1.28		—
For the Year Ended December 31, 2003
Class IA	8.89	0.09	—	4.68	4.77	(0.11)	(0.93)	—	(1.04)	3.73	12.62	53.73		44,088	1.23		1.23		1.35		150
Class IB	8.86	0.08	—	4.64	4.72	(0.09)	(0.93)	—	(1.02)	3.70	12.56	53.35		22,704	1.48		1.48		1.10		—
Hartford LargeCap Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	19.78	0.05	—	(2.04)	(1.99)	(0.01)	(2.08)	—	(2.09)	(4.08)	15.70	(10.39	)*	142,097	0.67	(d)	0.67	(d)	0.56	(d)	90
Class IB(i)	17.22	0.01	—	0.55	0.56	(0.01)	(2.08)	—	(2.09)	(1.53)	15.69	(10.50	)*	347	0.92	(d)	0.92	(d)	0.27	(d)	—
For the Year Ended December 31, 2007
Class IA	20.18	0.11	—	1.02	1.13	(0.11)	(1.42)	—	(1.53)	(0.40)	19.78	5.52		171,565	0.68		0.47		0.53		247
For the Year Ended December 31, 2006
Class IA	18.74	0.07	—	1.44	1.51	(0.07)	—	—	(0.07)	1.44	20.18	8.04		139,150	0.89		0.78		0.31		116
For the Year Ended December 31, 2005
Class IA	17.84	0.07	—	0.98	1.05	(0.15)	—	—	(0.15)	0.90	18.74	5.85		155,020	0.91		0.81		0.32		27
For the Year Ended December 31, 2004
Class IA	16.42	0.10	—	1.35	1.45	(0.03)	—	—	(0.03)	1.42	17.84	8.90		173,702	0.90		0.90		0.56		26
For the Year Ended December 31, 2003
Class IA	12.70	0.03	—	3.69	3.72	—	—	—	—	3.72	16.42	29.30		182,530	0.90		0.90		0.22		28
Hartford MidCap HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	26.34	0.05	—	(0.74)	(0.69)	(0.01)	(1.10)	—	(1.11)	(1.80)	24.54	(2.74	)*	2,498,218	0.68	(d)	0.68	(d)	0.41	(d)	34
Class IB	26.08	0.02	—	(0.74)	(0.72)	(0.01)	(1.10)	—	(1.11)	(1.83)	24.25	(2.86	)*	272,353	0.93	(d)	0.93	(d)	0.16	(d)	—
For the Year Ended December 31, 2007(f)
Class IA	26.99	0.06	—	3.99	4.05	(0.15)	(4.55)	—	(4.70)	(0.65)	26.34	15.30		2,716,285	0.69		0.69		0.22		79
Class IB	26.76	(0.01)	—	3.95	3.94	(0.07)	(4.55)	—	(4.62)	(0.68)	26.08	15.01		302,151	0.94		0.94		(0.03)		—
For the Year Ended December 31, 2006
Class IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	—	(5.03)	(1.74)	26.99	11.74	(e)	2,606,275	0.68		0.68		1.06		89
Class IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	—	(4.95)	(1.77)	26.76	11.46	(e)	274,695	0.93		0.93		0.82		—
For the Year Ended December 31, 2005
Class IA	28.61	0.11	0.01	4.60	4.72	(0.12)	(4.48)	—	(4.60)	0.12	28.73	16.78	(e)	2,529,805	0.70		0.70		0.39		70
Class IB	28.42	0.01	0.01	4.59	4.61	(0.02)	(4.48)	—	(4.50)	0.11	28.53	16.49	(e)	254,833	0.95		0.95		0.14		—
For the Year Ended December 31, 2004
Class IA	24.63	0.12	—	3.93	4.05	(0.07)	—	—	(0.07)	3.98	28.61	16.44		2,193,649	0.70		0.70		0.47		60
Class IB	24.50	0.08	—	3.87	3.95	(0.03)	—	—	(0.03)	3.92	28.42	16.15		221,727	0.95		0.95		0.22		—
For the Year Ended December 31, 2003
Class IA	17.93	0.04	—	6.71	6.75	(0.05)	—	—	(0.05)	6.70	24.63	37.67		1,946,881	0.72		0.72		0.20		75
Class IB	17.84	(0.01)	—	6.67	6.66	—	—	—	—	6.66	24.50	37.33		179,439	0.97		0.97		(0.05)		—
Hartford MidCap Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	10.19	0.02	—	(1.01)	(0.99)	—	(0.09)	—	(0.09)	(1.08)	9.11	(9.79	)*	51,506	0.85	(d)	0.85	(d)	0.49	(d)	111
Class IB(i)	9.04	—	—	0.16	0.16	—	(0.09)	—	(0.09)	0.07	9.11	(9.90	)*	1,222	1.10	(d)	1.10	(d)	0.45	(d)	—
For the Year Ended December 31, 2007
Class IA	10.88	0.03	0.02	1.22	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19	11.65	(e)	51,196	0.85		0.65		0.26		231
For the Year Ended December 31, 2006
Class IA	11.33	(0.01)	—	1.39	1.38	—	(1.83)	—	(1.83)	(0.45)	10.88	12.27		53,395	0.98		0.78		(0.08)		211
For the Year Ended December 31, 2005
Class IA	12.63	(0.04)	—	0.53	0.49	—	(1.79)	—	(1.79)	(1.30)	11.33	4.55		55,209	1.01		0.81		(0.39)		112
For the Year Ended December 31, 2004
Class IA	11.21	0.01	—	1.43	1.44	(0.02)	—	—	(0.02)	1.42	12.63	12.83		59,730	0.94		0.94		0.02		179
For the Year Ended December 31, 2003
Class IA	8.57	0.02	—	2.64	2.66	(0.02)	—	—	(0.02)	2.64	11.21	31.05		56,285	0.95		0.95		0.16		76
Hartford MidCap Value HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	12.34	0.03	—	(1.90)	(1.87)	—	(2.18)	—	(2.18)	(4.05)	8.29	(15.70	)*	488,430	0.80	(d)	0.80	(d)	0.69	(d)	23
Class IB	12.30	0.02	—	(1.90)	(1.88)	—	(2.18)	—	(2.18)	(4.06)	8.24	(15.81	)*	213,563	1.05	(d)	1.05	(d)	0.43	(d)	—
For the Year Ended December 31, 2007
Class IA	14.18	0.08	—	0.51	0.59	(0.07)	(2.36)	—	(2.43)	(1.84)	12.34	2.13		615,430	0.79		0.79		0.53		50
Class IB	14.13	0.04	—	0.53	0.57	(0.04)	(2.36)	—	(2.40)	(1.83)	12.30	1.87		300,502	1.04		1.04		0.28		—

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford MidCap Value HLS Fund — (continued)
For the Year Ended December 31, 2006
Class IA	$14.01	$0.10	$0.01	$2.11	$2.22	$(0.12)	$(1.93)	$—	$(2.05)	$0.17	$14.18	17.88	%(e)	$721,469	0.78%		0.78%		0.73%		41%
Class IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	—	(2.01)	0.17	14.13	17.59	(e)	370,771	1.03		1.03		0.51		—
For the Year Ended December 31, 2005
Class IA	14.16	0.06	0.01	1.23	1.30	(0.08)	(1.37)	—	(1.45)	(0.15)	14.01	9.99	(e)	721,631	0.79		0.79		0.35		49
Class IB	14.08	(0.02)	0.01	1.27	1.26	(0.01)	(1.37)	—	(1.38)	(0.12)	13.96	9.71	(e)	391,264	1.04		1.04		0.10		—
For the Year Ended December 31, 2004
Class IA	12.37	0.03	—	1.96	1.99	(0.01)	(0.19)	—	(0.20)	1.79	14.16	16.30		770,328	0.80		0.80		0.34		87
Class IB	12.32	0.02	—	1.93	1.95	—	(0.19)	—	(0.19)	1.76	14.08	16.01		435,812	1.05		1.05		0.09		—
For the Year Ended December 31, 2003
Class IA	8.63	0.01	—	3.73	3.74	—	—	—	—	3.74	12.37	43.29		592,014	0.83		0.83		0.25		59
Class IB	8.62	0.01	—	3.69	3.70	—	—	—	—	3.70	12.32	42.93		318,093	1.08		1.08		—		—
Hartford Money Market HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.39	*	2,977,691	0.45	(d)	0.40	(d)	2.74	(d)	—
Class IB	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.26	*	576,319	0.70	(d)	0.65	(d)	2.49	(d)	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47		0.42		4.83		—
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72		0.67		4.58		—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48		0.48		4.63		—
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73		0.73		4.38		—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49		0.49		2.79		—
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75		0.75		2.54		—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48		0.48		0.93		—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73		0.73		0.68		—
For the Year Ended December 31, 2003
Class IA	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	0.75		1,609,439	0.49		0.49		0.75		—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.50		240,930	0.74		0.74		0.50		—
Hartford Mortgage Securities HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	10.57	0.29	—	(0.45)	(0.16)	(0.03)	—	—	(0.03)	(0.19)	10.38	(1.43	)*	304,486	0.48	(d)	0.48	(d)	5.10	(d)	35
Class IB	10.50	0.28	—	(0.45)	(0.17)	(0.03)	—	—	(0.03)	(0.20)	10.30	(1.56	)*	95,160	0.73	(d)	0.73	(d)	4.85	(d)	—
For the Year Ended December 31, 2007
Class IA	10.82	0.61	—	(0.25)	0.36	(0.61)	—	—	(0.61)	(0.25)	10.57	3.39		352,673	0.49		0.49		5.10		76
Class IB	10.75	0.59	—	(0.26)	0.33	(0.58)	—	—	(0.58)	(0.25)	10.50	3.13		114,102	0.74		0.74		4.85		—
For the Year Ended December 31, 2006(f)
Class IA	11.50	0.54	—	(0.03)	0.51	(1.19)	—	—	(1.19)	(0.68)	10.82	4.68		406,971	0.49		0.49		4.76		45
Class IB	11.40	0.50	—	(0.02)	0.48	(1.13)	—	—	(1.13)	(0.65)	10.75	4.41		136,537	0.74		0.74		4.51		—
For the Year Ended December 31, 2005
Class IA	11.71	0.55	—	(0.28)	0.27	(0.48)	—	—	(0.48)	(0.21)	11.50	2.36		457,600	0.49		0.49		4.25		131
Class IB	11.61	0.53	—	(0.29)	0.24	(0.45)	—	—	(0.45)	(0.21)	11.40	2.11		163,031	0.74		0.74		4.00		—
For the Year Ended December 31, 2004
Class IA	11.84	0.42	—	0.05	0.47	(0.58)	(0.02)	—	(0.60)	(0.13)	11.71	4.12		521,171	0.49		0.49		3.29		100
Class IB	11.75	0.45	—	(0.02)	0.43	(0.55)	(0.02)	—	(0.57)	(0.14)	11.61	3.86		180,232	0.74		0.74		3.04		—
For the Year Ended December 31, 2003
Class IA	12.01	0.35	—	(0.08)	0.27	(0.38)	(0.06)	—	(0.44)	(0.17)	11.84	2.29		587,833	0.49		0.49		2.84		338
Class IB	11.94	0.38	—	(0.14)	0.24	(0.37)	(0.06)	—	(0.43)	(0.19)	11.75	2.03		180,982	0.74		0.74		2.59		—
Hartford Small Company HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	18.62	0.01	—	(1.92)	(1.91)	—	(0.05)	—	(0.05)	(1.96)	16.66	(10.26	)*	1,209,135	0.71	(d)	0.71	(d)	0.17	(d)	97
Class IB	18.20	(0.01)	—	(1.87)	(1.88)	—	(0.05)	—	(0.05)	(1.93)	16.27	(10.33	)*	284,413	0.96	(d)	0.96	(d)	(0.08	)(d)	—
For the Year Ended December 31, 2007(f)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23	(e)	1,292,444	0.70		0.70		(0.02)		167 (j)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94	(e)	312,775	0.95		0.95		(0.27)		—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43	(e)	1,138,830	0.73		0.73		0.21		177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14	(e)	304,757	0.98		0.98		(0.03)		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Small Company HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$16.25	$(0.04)	$0.02	$3.43	$3.41	$—	$—	$—	$—	$3.41	$19.66	21.01	%(e)	$1,017,271	0.75%		0.75%		(0.08)%		106%
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71	(e)	220,310	1.00		1.00		(0.34)		—
For the Year Ended December 31, 2004
Class IA	14.49	(0.07)	—	1.83	1.76	—	—	—	—	1.76	16.25	12.18		904,912	0.75		0.75		(0.41)		141
Class IB	14.35	(0.09)	—	1.80	1.71	—	—	—	—	1.71	16.06	11.90		230,452	1.00		1.00		(0.66)		—
For the Year Ended December 31, 2003
Class IA	9.29	(0.04)	—	5.24	5.20	—	—	—	—	5.20	14.49	55.87		851,283	0.76		0.76		(0.49)		171
Class IB	9.23	(0.04)	—	5.16	5.12	—	—	—	—	5.12	14.35	55.48		190,456	1.01		1.01		(0.74)		—
Hartford SmallCap Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	18.71	0.02	—	(1.31)	(1.29)	(0.03)	(0.12)	—	(0.15)	(1.44)	17.27	(6.87	)*	537,750	0.64	(d)	0.64	(d)	0.18	(d)	48
Class IB	18.66	—	—	(1.30)	(1.30)	(0.03)	(0.12)	—	(0.15)	(1.45)	17.21	(6.99	)*	195,492	0.89	(d)	0.89	(d)	(0.07	)(d)	—
For the Year Ended December 31, 2007
Class IA	20.79	0.11	—	(0.53)	(0.42)	(0.06)	(1.60)	—	(1.66)	(2.08)	18.71	(1.84)		640,853	0.63		0.63		0.52		84
Class IB	20.74	0.06	—	(0.54)	(0.48)	—	(1.60)	—	(1.60)	(2.08)	18.66	(2.09)		227,424	0.88		0.88		0.27		—
For the Year Ended December 31, 2006
Class IA	20.88	0.09	—	1.35	1.44	(0.08)	(1.45)	—	(1.53)	(0.09)	20.79	6.86	(e)	746,266	0.64		0.64		0.42		92
Class IB	20.83	0.04	—	1.35	1.39	(0.03)	(1.45)	—	(1.48)	(0.09)	20.74	6.59	(e)	273,736	0.89		0.89		0.17		—
For the Year Ended December 31, 2005
Class IA	20.26	0.05	0.04	2.13	2.22	(0.08)	(1.22)	(0.30)	(1.60)	0.62	20.88	11.02	(e)	704,168	0.63		0.63		0.20		77
Class IB	20.21	(0.02)	0.04	2.15	2.17	(0.03)	(1.22)	(0.30)	(1.55)	0.62	20.83	10.78	(e)	271,859	0.88		0.88		(0.05)		—
For the Year Ended December 31, 2004
Class IA	17.55	0.04	—	2.67	2.71	—	—	—	—	2.71	20.26	15.43		503,717	0.64		0.64		0.27		88
Class IB	17.55	0.03	—	2.63	2.66	—	—	—	—	2.66	20.21	15.14		201,589	0.89		0.89		0.02		—
For the Year Ended December 31, 2003
Class IA	11.70	—	—	5.85	5.85	—	—	—	—	5.85	17.55	50.06		346,380	0.66		0.66		(0.01)		101
Class IB	11.73	(0.01)	—	5.83	5.82	—	—	—	—	5.82	17.55	49.70		74,592	0.91		0.91		(0.26)		—
Hartford SmallCap Value HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	10.69	0.08	—	(1.39)	(1.31)	—	(0.08)	—	(0.08)	(1.39)	9.30	(12.30	)*	68,243	0.96	(d)	0.96	(d)	1.57	(d)	25
Class IB	10.66	0.05	—	(1.37)	(1.32)	—	(0.08)	—	(0.08)	(1.40)	9.26	(12.44	)*	337	1.21	(d)	1.21	(d)	1.56	(d)	—
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)		81,895	0.96		0.96		1.27		51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)		240	1.21		1.21		1.08		—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31		102,233	0.99		0.99		1.35		166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02		171	1.24		1.24		1.07		—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11		103,350	0.92		0.92		0.94		49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83		146	1.17		1.17		0.71		—
For the Year Ended December 31, 2004
Class IA	14.81	0.13	—	1.92	2.05	(0.10)	(0.15)	—	(0.25)	1.80	16.61	13.98		114,296	0.92		0.92		0.80		51
Class IB	14.78	0.15	—	1.91	2.06	(0.10)	(0.15)	—	(0.25)	1.81	16.59	14.06		32	1.17		1.17		0.55		—
For the Year Ended December 31, 2003
Class IA	10.88	0.13	—	4.01	4.14	(0.06)	(0.15)	—	(0.21)	3.93	14.81	38.46		105,589	0.92		0.92		0.99		57
Class IB(k)	12.06	—	—	2.72	2.72	—	—	—	—	2.72	14.78	25.54	*	1	1.17	(d)	1.17	(d)	0.74	(d)	—
Hartford Stock HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	47.11	0.31	—	(7.02)	(6.71)	(0.07)	(0.24)	—	(0.31)	(7.02)	40.09	(14.28	)*	3,047,762	0.49	(d)	0.49	(d)	1.35	(d)	40
Class IB	47.00	0.25	—	(7.00)	(6.75)	(0.07)	(0.24)	—	(0.31)	(7.06)	39.94	(14.39	)*	496,234	0.74	(d)	0.74	(d)	1.10	(d)	—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90		3,909,045	0.49		0.49		1.01		96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64		652,838	0.74		0.74		0.76		—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65	(e)	4,498,001	0.49		0.49		1.27		97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37	(e)	758,802	0.74		0.74		1.02		—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62		4,787,612	0.50		0.50		1.21		91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35		770,163	0.75		0.75		0.96		—

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Stock HLS Fund — (continued)
For the Year Ended December 31, 2004
Class IA	$44.37	$0.74	$—	$1.10	$1.84	$(0.49)	$—	$—	$(0.49)	$1.35	$45.72	4.17%		$5,657,942	0.49%		0.49%		1.61%		30%
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91		718,293	0.74		0.74		1.36		—
For the Year Ended December 31, 2003
Class IA	35.46	0.46	—	8.93	9.39	(0.48)	—	—	(0.48)	8.91	44.37	26.47		6,014,675	0.49		0.49		1.18		37
Class IB	35.42	0.38	—	8.88	9.26	(0.39)	—	—	(0.39)	8.87	44.29	26.16		562,979	0.74		0.74		0.93		—
Hartford Total Return Bond HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	11.15	0.30	—	(0.33)	(0.03)	(0.04)	—	—	(0.04)	(0.07)	11.08	(0.29	)*	3,521,534	0.50	(d)	0.50	(d)	5.39	(d)	94
Class IB	11.09	0.30	—	(0.34)	(0.04)	(0.04)	—	—	(0.04)	(0.08)	11.01	(0.41	)*	962,014	0.75	(d)	0.75	(d)	5.13	(d)	—
For the Year Ended December 31, 2007(f)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67		3,458,709	0.49		0.49		5.27		223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41		1,036,330	0.74		0.74		5.01		—
For the Year Ended December 31, 2006(f)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80	(e)	3,041,321	0.50		0.50		4.82		344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54	(e)	1,040,408	0.75		0.75		4.56		—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45		2,745,115	0.50		0.50		4.09		190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19		1,068,600	0.75		0.75		3.84		—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62		2,507,021	0.50		0.50		3.72		164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36		991,065	0.75		0.75		3.47		—
For the Year Ended December 31, 2003
Class IA	11.95	0.36	—	0.57	0.93	(0.50)	(0.06)	—	(0.56)	0.37	12.32	7.85		2,332,343	0.50		0.50		3.74		215
Class IB	11.90	0.40	—	0.50	0.90	(0.49)	(0.06)	—	(0.55)	0.35	12.25	7.58		734,768	0.75		0.75		3.49		—
Hartford U.S. Government Securities HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	11.15	0.21	—	(0.18)	0.03	(0.48)	—	—	(0.48)	(0.45)	10.70	0.26	*	994,047	0.47	(d)	0.47	(d)	4.54	(d)	62
Class IB	11.10	0.27	—	(0.26)	0.01	(0.45)	—	—	(0.45)	(0.44)	10.66	0.14	*	281,897	0.72	(d)	0.72	(d)	4.29	(d)	—
For the Year Ended December 31, 2007(f)
Class IA	11.13	0.54	—	(0.07)	0.47	(0.45)	—	—	(0.45)	0.02	11.15	4.38		925,088	0.47		0.47		4.86		95
Class IB	11.07	0.51	—	(0.06)	0.45	(0.42)	—	—	(0.42)	0.03	11.10	4.12		297,934	0.72		0.72		4.61		—
For the Year Ended December 31, 2006(f)
Class IA	11.09	0.49	—	(0.06)	0.43	(0.39)	—	—	(0.39)	0.04	11.13	4.01		711,639	0.48		0.48		4.48		199
Class IB	11.03	0.46	—	(0.06)	0.40	(0.36)	—	—	(0.36)	0.04	11.07	3.75		290,963	0.73		0.73		4.21		—
For the Year Ended December 31, 2005
Class IA	11.24	0.35	—	(0.17)	0.18	(0.33)	—	—	(0.33)	(0.15)	11.09	1.55		591,007	0.47		0.47		3.60		257
Class IB	11.19	0.37	—	(0.22)	0.15	(0.31)	—	—	(0.31)	(0.16)	11.03	1.30		323,920	0.72		0.72		3.34		—
For the Year Ended December 31, 2004
Class IA	11.43	0.29	—	(0.07)	0.22	(0.41)	—	—	(0.41)	(0.19)	11.24	2.07		523,819	0.47		0.47		3.08		247
Class IB	11.39	0.37	—	(0.18)	0.19	(0.39)	—	—	(0.39)	(0.20)	11.19	1.82		294,711	0.72		0.72		2.83		—
For the Year Ended December 31, 2003
Class IA	11.36	0.31	—	(0.07)	0.24	(0.17)	—	—	(0.17)	0.07	11.43	2.15		514,243	0.47		0.47		2.74		191
Class IB	11.34	0.27	—	(0.05)	0.22	(0.17)	—	—	(0.17)	0.05	11.39	1.89		239,023	0.72		0.72		2.49		—
Hartford Value HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	12.83	0.09	—	(1.31)	(1.22)	(0.02)	(0.70)	—	(0.72)	(1.94)	10.89	(9.64	)*	323,676	0.84	(d)	0.84	(d)	1.69	(d)	28
Class IB	12.81	0.09	—	(1.33)	(1.24)	(0.02)	(0.70)	—	(0.72)	(1.96)	10.85	(9.75	)*	101,812	1.09	(d)	1.09	(d)	1.43	(d)	—
For the Year Ended December 31, 2007
Class IA	13.06	0.17	—	1.02	1.19	(0.17)	(1.25)	—	(1.42)	(0.23)	12.83	8.98		327,689	0.84		0.84		1.42		35
Class IB	13.03	0.16	—	1.00	1.16	(0.13)	(1.25)	—	(1.38)	(0.22)	12.81	8.70		131,651	1.09		1.09		1.14		—
For the Year Ended December 31, 2006
Class IA	11.18	0.15	—	2.23	2.38	(0.15)	(0.35)	—	(0.50)	1.88	13.06	21.82	(e)	277,982	0.85		0.85		1.37		40
Class IB	11.14	0.13	—	2.21	2.34	(0.10)	(0.35)	—	(0.45)	1.89	13.03	21.52	(e)	148,135	1.10		1.10		1.10		—
For the Year Ended December 31, 2005
Class IA	10.73	0.15	—	0.71	0.86	(0.27)	(0.14)	—	(0.41)	0.45	11.18	8.13		193,655	0.86		0.86		1.42		30
Class IB	10.67	0.10	—	0.73	0.83	(0.22)	(0.14)	—	(0.36)	0.47	11.14	7.86		129,771	1.11		1.11		1.17		—
For the Year Ended December 31, 2004
Class IA	9.72	0.13	—	0.91	1.04	(0.03)	—	—	(0.03)	1.01	10.73	10.71		162,644	0.87		0.87		1.36		45
Class IB	9.69	0.12	—	0.89	1.01	(0.03)	—	—	(0.03)	(0.98)	10.67	10.43		120,227	1.12		1.12		1.11		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)	Waivers(b)	Net Assets	Rate(c)
Hartford Value HLS Fund — (continued)
For the Year Ended December 31, 2003
Class IA	$7.61	$0.10	$—	$2.08	$2.18	$(0.07)	$—	$—	$(0.07)	$2.11	$9.72	28.60%		$155,085	0.87%	0.87%	1.53%	40%
Class IB	7.60	0.09	—	2.06	2.15	(0.06)	—	—	(0.06)	2.09	9.69	28.28		99,825	1.12	1.12	1.28	—
Hartford Value Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	15.42	0.12	—	(2.94)	(2.82)	(0.03)	(0.09)	—	(0.12)	(2.94)	12.48	(18.35	)*	316,505	0.65 (d)	0.65 (d)	1.57 (d)	25
Class IB	15.35	0.11	—	(2.94)	(2.83)	(0.03)	(0.09)	—	(0.12)	(2.95)	12.40	(18.46	)*	77,201	0.90 (d)	0.90 (d)	1.32 (d)	—
For the Year Ended December 31, 2007
Class IA	19.74	0.25	—	(1.48)	(1.23)	(0.25)	(2.84)	—	(3.09)	(4.32)	15.42	(6.29)		456,402	0.64	0.64	1.21	57
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)		122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02	(e)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73	(e)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32		390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05		151,960	0.90	0.90	0.79	—
For the Year Ended December 31, 2004
Class IA	15.33	0.13	—	2.75	2.88	(0.05)	—	—	(0.05)	2.83	18.16	18.87		259,593	0.67	0.67	1.10	80
Class IB	15.27	0.11	—	2.72	2.83	(0.04)	—	—	(0.04)	2.79	18.06	18.58		81,772	0.92	0.92	0.85	—
For the Year Ended December 31, 2003
Class IA	10.86	0.06	—	4.48	4.54	(0.07)	—	—	(0.07)	4.47	15.33	41.87		156,879	0.71	0.71	0.62	48
Class IB	10.84	0.08	—	4.41	4.49	(0.06)	—	—	(0.06)	4.43	15.27	41.52		32,572	0.96	0.96	0.37	—

(a)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(b)	Ratios do not reflect reductions for fees paid indirectly. Please see Note 5(f).

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Annualized

(e)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 5(h).
(f)	Per share amounts have been calculated using the average shares method.

(g)	Commenced operations on October 31, 2003.
(h)	Commenced operations on January 31, 2008.

(i)	Commenced operations on March 31, 2008.
(j)	During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

(k)	Commenced operations on July 31, 2003.

*	Not annualized
#	Information presented relates to a share outstanding throughout the indicated period.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2008, collectively consist of 102 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to Hartford Series Fund, Inc. (“SF”) and Hartford HLS Series Fund II, Inc.(“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 62) Director since 2003, Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 68) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 63) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee.
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buy outs of middle market companies.

Sandra S. Jaffee (age 66) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 63) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMGLLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 61) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Thomas M. Marra (age 50) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. He is also a member of the Board of Directors of The Hartford and currently serves as a Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as COO of HL,Inc. from 2000 to 2008 and as President of HL, Inc. from 2002 to 2008.

Lowndes A. Smith (age 68) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 1999 (SF) and 2005 (SF2)
Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and HL, Inc., as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company (“Hartford Life”) and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Other Officers

Robert M. Arena, Jr. (age 40) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life and heads its Retail Products Group in the Individual Markets Group segment. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors, LLC (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 50) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (age 45) AML Compliance Officer since 2008
Mr. Ferrell has served as AML Compliance Officer for The Hartford since 2006. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“Fin CEN”) from 2005-2006.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 41) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with Mass Mutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 46) President since 2007
Mr. Walters currently serves as President, Chief Executive Officer and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division and as Co-Chief Operating Officer of HL, Inc. and as Executive Vice President and Director of its Investment Products Division. Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer, Manager and President of HIFSCO and HL Advisors.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2008 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2007 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2007	Account	Account	December 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2007	June 30, 2008	June 30, 2008	December 31, 2007	June 30, 2008	June 30, 2008	ratio	1/2 year	full year
Hartford Advisers HLS Fund
Class IA	$1,000.00	$901.71	$3.02	$1,000.00	$1021.68	$3.21	0.64%	182	366
Class IB	$1,000.00	$899.34	$4.20	$1,000.00	$1020.43	$4.47	0.89%	182	366
Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$906.56	$3.17	$1,000.00	$1021.53	$3.36	0.67%	182	366
Class IB	$1,000.00	$904.19	$4.35	$1,000.00	$1020.28	$4.62	0.92%	182	366
Hartford Disciplined Equity HLS Fund
Class IA	$1,000.00	$873.82	$3.30	$1,000.00	$1021.33	$3.56	0.71%	182	366
Class IB	$1,000.00	$871.49	$4.46	$1,000.00	$1020.08	$4.82	0.96%	182	366
Hartford Dividend and Growth HLS Fund
Class IA	$1,000.00	$906.72	$3.17	$1,000.00	$1021.53	$3.36	0.67%	182	366
Class IB	$1,000.00	$904.35	$4.35	$1,000.00	$1020.28	$4.62	0.92%	182	366
Hartford Equity Income HLS Fund
Class IA	$1,000.00	$876.35	$3.91	$1,000.00	$1020.68	$4.22	0.84%	182	366
Class IB	$1,000.00	$874.01	$5.07	$1,000.00	$1019.44	$5.47	1.09%	182	366
Hartford Fundamental Growth HLS Fund
Class IA	$1,000.00	$930.05	$4.07	$1,000.00	$1020.63	$4.27	0.85%	182	366
Class IB	$1,000.00	$927.65	$5.27	$1,000.00	$1019.39	$5.52	1.10%	182	366
Hartford Global Advisers HLS Fund
Class IA	$1,000.00	$919.38	$3.86	$1,000.00	$1020.83	$4.06	0.81%	182	366
Class IB	$1,000.00	$917.00	$5.05	$1,000.00	$1019.59	$5.32	1.06%	182	366

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2007	Account	Account	December 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2007	June 30, 2008	June 30, 2008	December 31, 2007	June 30, 2008	June 30, 2008	ratio	1/2 year	full year
Hartford Global Communications HLS Fund
Class IA	$1,000.00	$864.25	$4.49	$1,000.00	$1020.03	$4.87	0.97%	182	366
Class IB	$1,000.00	$861.93	$5.64	$1,000.00	$1018.79	$6.12	1.22%	182	366
Hartford Global Equity HLS Fund
Class IA	$1,000.00	$945.28	$3.97	$1,000.00	$1016.54	$4.11	0.99%	151	366
Class IB	$1,000.00	$941.90	$4.96	$1,000.00	$1015.51	$5.15	1.24%	151	366
Hartford Global Financial Services HLS Fund
Class IA	$1,000.00	$792.48	$4.45	$1,000.00	$1019.89	$5.02	1.00%	182	366
Class IB	$1,000.00	$790.25	$5.56	$1,000.00	$1018.64	$6.27	1.25%	182	366
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$857.34	$3.41	$1,000.00	$1021.18	$3.71	0.74%	182	366
Class IB	$1,000.00	$855.02	$4.56	$1,000.00	$1019.94	$4.97	0.99%	182	366
Hartford Global Health HLS Fund
Class IA	$1,000.00	$910.48	$4.18	$1,000.00	$1020.48	$4.42	0.88%	182	366
Class IB	$1,000.00	$908.10	$5.36	$1,000.00	$1019.24	$5.67	1.13%	182	366
Hartford Global Technology HLS Fund
Class IA	$1,000.00	$892.60	$4.37	$1,000.00	$1020.23	$4.67	0.93%	182	366
Class IB	$1,000.00	$890.20	$5.54	$1,000.00	$1018.99	$5.92	1.18%	182	366
Hartford Growth HLS Fund
Class IA	$1,000.00	$917.01	$4.00	$1,000.00	$1020.68	$4.22	0.84%	182	366
Class IB	$1,000.00	$914.64	$5.18	$1,000.00	$1019.44	$5.47	1.09%	182	366
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$885.45	$3.04	$1,000.00	$1021.63	$3.26	0.65%	182	366
Class IB	$1,000.00	$883.12	$4.21	$1,000.00	$1020.38	$4.52	0.90%	182	366
Hartford High Yield HLS Fund
Class IA	$1,000.00	$975.43	$3.63	$1,000.00	$1021.18	$3.71	0.74%	182	366
Class IB	$1,000.00	$972.98	$4.85	$1,000.00	$1019.94	$4.97	0.99%	182	366
Hartford Index HLS Fund
Class IA	$1,000.00	$878.06	$1.54	$1,000.00	$1023.22	$1.66	0.33%	182	366
Class IB	$1,000.00	$875.73	$2.70	$1,000.00	$1021.97	$2.91	0.58%	182	366
Hartford International Growth HLS Fund
Class IA	$1,000.00	$810.08	$3.73	$1,000.00	$1020.73	$4.17	0.83%	182	366
Class IB	$1,000.00	$807.83	$4.85	$1,000.00	$1019.49	$5.42	1.08%	182	366
Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$883.74	$3.27	$1,000.00	$1021.38	$3.51	0.70%	182	366
Class IB	$1,000.00	$881.39	$4.44	$1,000.00	$1020.13	$4.77	0.95%	182	366
Hartford International Small Company HLS Fund
Class IA	$1,000.00	$907.73	$4.22	$1,000.00	$1020.43	$4.47	0.89%	182	366
Class IB	$1,000.00	$905.35	$5.40	$1,000.00	$1019.19	$5.72	1.14%	182	366
Hartford LargeCap Growth HLS Fund
Class IA	$1,000.00	$892.76	$3.15	$1,000.00	$1021.53	$3.36	0.67%	182	366
Class IB	$1,000.00	$892.70	$2.16	$1,000.00	$1022.57	$2.31	0.92%	91	366
Hartford MidCap HLS Fund
Class IA	$1,000.00	$969.19	$3.32	$1,000.00	$1021.48	$3.41	0.68%	182	366
Class IB	$1,000.00	$966.74	$4.54	$1,000.00	$1020.23	$4.67	0.93%	182	366
Hartford MidCap Growth HLS Fund
Class IA	$1,000.00	$897.90	$4.02	$1,000.00	$1020.69	$4.28	0.85%	182	366
Class IB	$1,000.00	$897.90	$4.02	$1,000.00	$1020.69	$4.28	0.85%	91	366
Hartford MidCap Value HLS Fund
Class IA	$1,000.00	$838.99	$3.65	$1,000.00	$1020.88	$4.01	0.80%	182	366
Class IB	$1,000.00	$836.69	$4.79	$1,000.00	$1019.64	$5.27	1.05%	182	366
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,011.90	$2.00	$1,000.00	$1022.87	$2.01	0.40%	182	366
Class IB	$1,000.00	$1,009.40	$3.24	$1,000.00	$1021.63	$3.26	0.65%	182	366
Hartford Mortgage Securities HLS Fund
Class IA	$1,000.00	$983.26	$2.36	$1,000.00	$1022.47	$2.41	0.48%	182	366
Class IB	$1,000.00	$980.79	$3.59	$1,000.00	$1021.23	$3.66	0.73%	182	366
Hartford Small Company HLS Fund
Class IA	$1,000.00	$893.86	$3.34	$1,000.00	$1021.33	$3.56	0.71%	182	366
Class IB	$1,000.00	$891.88	$4.51	$1,000.00	$1020.08	$4.82	0.96%	182	366

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited) — (continued)

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2007	Account	Account	December 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2007	June 30, 2008	June 30, 2008	December 31, 2007	June 30, 2008	June 30, 2008	ratio	1/2 year	full year
Hartford SmallCap Growth HLS Fund
Class IA	$1,000.00	$928.11	$3.06	$1,000.00	$1021.68	$3.21	0.64%	182	366
Class IB	$1,000.00	$925.70	$4.26	$1,000.00	$1020.43	$4.47	0.89%	182	366
Hartford SmallCap Value HLS Fund
Class IA	$1,000.00	$872.18	$4.46	$1,000.00	$1020.08	$4.82	0.96%	182	366
Class IB	$1,000.00	$869.61	$5.62	$1,000.00	$1018.84	$6.07	1.21%	182	366
Hartford Stock HLS Fund
Class IA	$1,000.00	$854.78	$2.25	$1,000.00	$1022.42	$2.46	0.49%	182	366
Class IB	$1,000.00	$852.46	$3.40	$1,000.00	$1021.18	$3.71	0.74%	182	366
Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$994.60	$2.47	$1,000.00	$1022.37	$2.51	0.50%	182	366
Class IB	$1,000.00	$992.12	$3.71	$1,000.00	$1021.13	$3.76	0.75%	182	366
Hartford U.S. Government Securities HLS Fund
Class IA	$1,000.00	$1,000.28	$2.33	$1,000.00	$1022.52	$2.36	0.47%	182	366
Class IB	$1,000.00	$997.81	$3.57	$1,000.00	$1021.28	$3.61	0.72%	182	366
Hartford Value HLS Fund
Class IA	$1,000.00	$899.43	$3.96	$1,000.00	$1020.68	$4.22	0.84%	182	366
Class IB	$1,000.00	$897.09	$5.14	$1,000.00	$1019.44	$5.47	1.09%	182	366
Hartford Value Opportunities HLS Fund
Class IA	$1,000.00	$813.23	$2.93	$1,000.00	$1021.63	$3.26	0.65%	182	366
Class IB	$1,000.00	$810.97	$4.05	$1,000.00	$1020.38	$4.52	0.90%	182	366

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on November 7, 2007, the Board of Directors (the “Board”), including each of the Independent Directors, voted to approve the investment management agreement between Hartford Global Equity HLS Fund (the “Fund”) and HL Advisors, and the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management (collectively, the “Agreements”). In advance of the November meeting, the Board requested, received, and reviewed written responses from HL Advisors and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials related to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of HL Advisors and Wellington Management regarding the Fund and the proposed investment strategy.

The Board determined that the Agreements, including the appointment of Wellington Management as sub-adviser, were fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreements.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Wellington Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HL Advisors’ and Wellington Management’s organizational structure, systems and personnel. The Board considered HL Advisors’ and Wellington Management’s reputation, nothing Wellington Management’s reputation as an equity manager and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

The Board also considered the representation from HL Advisors that the written compliance policies and procedures of HL Advisors and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HL Advisors’ representation that the addition of the Fund would not cause material changes in the current compliance programs.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with Mark Mandel, a member of the proposed portfolio team. The Board considered Wellington Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HL Advisors would be responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HL Advisors and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team. As Wellington Management did not have a performance track record with respect to an investment strategy substantially similar to the strategy of the Fund, HL Advisors and Wellington Management presented hypothetical historical investment performance results with respect to the investment strategy that will be used to manage the proposed Fund. This information included a report showing hypothetical historical investment performance results with respect to the investment strategy versus the performance of an appropriate benchmark. HL Advisors and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no gurantee of future results, the Board was satisfied that HL Advisors and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HL Advisors and Wellington Management

The Board reviewed information regarding HL Advisors’ and Wellington Management’s costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered the proposed advisory and sub-advisory fee schedules and considered information about the profitability to HL Advisors and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HL Advisors’ profitability, the Board considered HL Advisors’ representation that the level of profitability was fair and appropriate based on the nature and quality of the services provided to shareholders. The Board also noted that the future profitability of the Fund to HL Advisors and Wellington Management would depend on the growth of assets under management. The Board concluded that the profits anticipated to be realized by HL Advisors, its affiliates and Wellington Management from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by HL Advisors and Wellington Management

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and its affiliates and the sub-advisory fee that HL Advisors would pay Wellington Management. In this regard, the Board received information from HL Advisors and Wellington Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s management fees and total operating expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data (“Lipper”), as being in the global core variable insurance category. In considering the reasonableness of the Fund’s fees and total expense ratios, the Board considered that according to the information provided by Lipper, the proposed management fee for the Fund is slightly above the Lipper average, but below median fees for its peer group from the $100 million to $500 million asset levels. Based on these considerations, the Board concluded that the Fund’s management fee and sub-advisory fee, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Advisory Agreement — (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board reviewed the breakpoints in HL Advisor’s management fee schedule. The Board considered HL Advisor’s representations that the Fund could be expected to achieve some economies of scale and that certain costs incurred would decline as assets in the Fund grow. The Board also considered the breakpoints in the Fund’s sub-advisory fees schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors.

Other Benefits

The Board considered other benefits to HL Advisors and Wellington Management from their relationships with the Fund. The Board also considered information in the Adviser Materials about HL Advisors’ affiliates that will provide services to the Acquiring Fund and their anticipated benefits from their relationships with the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Semi-Annual Report June 30, 2008

• Manager Discussions
• Financials

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 9/30/98 - 6/30/08
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Investment goal – Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	Since Inception

Global Growth IA	-2.36%	12.36%	9.94%

Global Growth IB	-2.60%	12.08%	9.70%

MSCI World Growth Index	-2.75%	12.24%	4.61%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Global Growth HLS Fund returned -13.90% for the six-month period ended June 30, 2008, underperforming its benchmark, the MSCI World Growth Index, which returned -6.83% for the same period. The Fund also underperformed the -13.03% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the fund.
Why did the Fund perform this way?
Global equity markets fell during the first half of 2008. Markets were volatile during the period as investors remained concerned about higher energy and agricultural commodity prices and the potential impact of a U.S.-led economic recession on global economic growth. Global equity markets were granted a brief reprieve on better-than-expected first quarter earnings and economic growth reports as well as increasing optimism that the worst of the turmoil in the Financials sector had passed. However, renewed credit market concerns and rising inflationary expectations reignited fears of a global slowdown, pressuring stocks in the latter part of the period. The MSCI World Growth Index (-6.83%) outperformed the MSCI World Value Index (-13.72%). Within the MSCI World Growth Index, sector returns were negative for all but Energy and Materials. Financials, Consumer Discretionary, and Telecommunication Services fell the most during the period.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI World Growth Index during the period was primarily a result of security selection. Positive stock selection in Materials and Telecommunication Services was more than offset by weaker stock selection in the Financials, Consumer Discretionary, and Information Technology sectors. Sector allocation, which is a fall-out of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative performance. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging Financials, Information Technology and Telecommunication Services hurt benchmark-relative returns.
The top detractors from the Fund’s relative and absolute (i.e. total return) performance were MF Global (Financials), Suntech Power Holdings (Industrials), and Las Vegas Sands (Consumer Discretionary). Shares of MF Global fell sharply after a rogue trader within the Bermuda-based independent derivatives brokerage firm caused significant losses by trading unauthorized wheat futures contracts. Shares of China-based solar energy company Suntech Power retreated after management released disappointing results and production guidance, citing pressures from tight silicon markets and high silicon prices. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings. Internet search and ad firm Google also detracted from absolute performance results. The company experienced a decline in its stock

1

price after reporting weaker-than-expected earnings and slowing growth in paid ad clicks.
Elan (Health Care), Potash (Materials), and Seadrill (Materials) were the leading contributors to benchmark-relative performance. Shares of neuroscience-based biotechnology company Elan moved higher after the company announced positive data related to its Alzheimer’s drug Bapineuzumab. Canadian-based fertilizer and feed products company Potash reported better-than-expected first quarter earnings and raised its guidance for all of 2008, sending its shares higher. Shares of Norwegian deepwater drilling company Seadrill moved higher after the company posted better-than-expected operating profits and stated that day-rates for rigs were expected to continue to move higher due to strong demand. Oil and gas company Ultra Petroleum also contributed to the Fund’s absolute returns as its shares skyrocketed after the company reported better than expected profits driven by increased commodity prices and higher production.
What is the outlook?
Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At period-end, we found attractive opportunities in the Telecommunications Services sector, with top positions in wireless infrastructure company American Tower and wireless service provider MetroPCS Communications. Based on our stock-by-stock investment process, we ended the period with greater-than-benchmark weights in Telecommunication Services, Information Technology, and Industrials stocks. The Fund held less-than-benchmark weights in Consumer Discretionary, Consumer Staples, and Utilities names. Our largest absolute exposure was in the Information Technology sector, driven by positions in gaming companies Electronic Arts and Nintendo.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	11.8%

Capital Goods	6.0

Consumer Cyclical	4.8

Consumer Staples	6.0

Energy	10.6

Finance	7.7

Health Care	12.1

Services	2.4

Technology	30.0

Transportation	3.0

Utilities	3.2

Short-Term Investments	13.0

Other Assets and Liabilities	(10.6)

Total	100.0%

Diversification by Country
as of June 30, 2008

Percentage of
Country	Net Assets

Australia	1.4%

Brazil	1.3

Canada	5.9

China	0.7

Denmark	3.4

France	2.9

Germany	2.8

Greece	0.9

Ireland	3.3

Israel	1.5

Japan	4.2

Luxembourg	1.4

Mexico	1.0

Netherlands	2.2

Norway	2.0

Spain	4.6

Switzerland	4.5

Taiwan	1.1

United Kingdom	7.7

United States	44.8

Short-Term Investments	13.0

Other Assets and Liabilities	(10.6)

Total	100.0%

2

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/98 - 6/30/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. . (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Investment goal – Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/08)

	1 Year	5 Year	10 Year

Growth Opportunities IA	-1.02%	15.87%	8.88%

Growth Opportunities IB	-1.27%	15.58%	8.61%

Russell 1000 Growth Index	-5.96%	7.32%	0.96%

Russell 3000 Growth Index	-6.38%	7.56%	1.08%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned -11.13% for the six-month period ended June 30, 2008, versus the returns of -9.05% for the Russell 3000 Growth Index and -9.06% for the Russell 1000 Growth Index. The Fund outperformed the -11.94% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets were down for the six-month period ended June 30, 2008 due to global inflation concerns and continued turmoil in the U.S. housing and credit markets. Large-cap stocks trailed small-cap and mid-cap stocks, when measured using the S&P 500 Index (-12%), Russell 2000 Index (-9%), and S&P 400 Index (-4%), respectively. Within the Russell 3000 Growth Index, only two sectors posted positive returns for the period. The Energy (+18%) and Materials (+4%) sectors were the strongest performers while the Financials (-22%), Consumer
Discretionary (-15%) and Health Care (-13%) sectors were the weakest.
The Fund underperformed due to weak security selection, particularly in the Consumer Discretionary, Health Care and Industrials sectors. Sector weight positioning, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, had a positive impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance because of overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Energy and Materials, which outperformed on a relative basis.
The top detractors from benchmark-relative returns were Suntech Power (Industrials), Focus Media (Consumer Discretionary), and Wellpoint (Health Care). Shares in Suntech Power, a China-based solar energy company, retreated after management released disappointing results and

3

production guidance, citing pressures from tight silicon markets. We eliminated the position. Shares of China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting practices, and mobile spamming. Wellpoint is a managed healthcare insurance provider. Management reduced 2008 guidance citing an underestimation of medical cost trends. In addition, Internet search giant Google detracted from absolute (i.e. total return) performance as disappointing earnings news, driven by higher operating expenses and concerns of slowing growth in ad sales, sent shares lower.
Stock selection within the Materials and Energy sectors added to relative performance. Arch Coal (Energy), Chesapeake Energy (Energy), EOG Resources (Energy), and U.S. Steel (Materials) were top contributors to relative and absolute performance. Coal producer Arch Coal saw significant end price increases due to extremely tight global coal markets brought on by strong developing world demand and supply shortages in China and Australia. Chesapeake Energy is an independent natural gas production company. During the period management raised production forecasts for 2008 and 2009, citing higher recovery expectations and increased drilling activity levels. The company is asset rich with a low-cost structure positioning the company for a high energy price environment. Shares in EOG Resources, an oil and natural gas exploration company, rose after management announced a large natural gas discovery in British Columbia and raised production forecasts for existing fields in Texas and Colorado. The company also benefited from higher energy prices. U.S. Steel benefited from rising global steel demand, pushing prices and margins higher.
What is your outlook?
We expect economic growth to continue to slow in the second half of 2008 as consumers face headwinds of expensive energy bills and higher credit card payments. Despite the recent actions of the Federal Reserve, we expect that modest core inflation gains and a slowing economy will soon move the Federal Reserve to make some difficult decisions. Currently, the Fund’s largest exposure is in Information Technology, followed by Industrials and Health Care. This is consistent with the overall view that there are ample opportunities across a number of different sectors regardless of the economic outlook. The Fund’s lowest weights are in the Consumer Staples, Financials, and Telecommunication Services sectors, with no exposure to Utilities.
Diversification by Industry
as of June 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	19.1%

Capital Goods	7.7

Consumer Cyclical	8.3

Consumer Staples	2.9

Energy	8.4

Finance	5.6

Health Care	15.2

Services	6.6

Technology	21.0

Transportation	0.8

Utilities	1.0

Short-Term Investments	12.1

Other Assets and Liabilities	(8.7)

Total	100.0%

4

Hartford Global Growth HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.6%
	Basic Materials — 11.8%
362	Alcoa, Inc.	$12,895
726	BHP Billiton plc	27,838
278	Cameco Corp.	11,901
388	Companhia Vale do Rio Doce ADR	13,895
90	Potash Corp. of Saskatchewan, Inc.	20,571
156	Praxair, Inc.	14,739
286	Xstrata plc	22,774

		124,613

	Capital Goods — 6.0%
83	Alstom RGPT (G)	19,001
147	Boeing Co.	9,667
297	Gamesa Corporacion Tecnologica S.A.	14,550
156	Vestas Wind Systems A/S (D)	20,350

		63,568

	Consumer Cyclical — 4.8%
551	Arcandor AG (D)(G)	6,414
864	Mitsui & Co., Ltd.	19,069
44	Nintendo Co., Ltd.	25,178

		50,661

	Consumer Staples — 6.0%
165	Carlsberg A/S Class B	15,887
486	Nestle S.A.	21,910
260	Reckitt Benckiser Group plc	13,140
421	Unilever N.V. CVA	11,903

		62,840

	Energy — 10.6%
112	Diamond Offshore Drilling, Inc. (G)	15,598
109	Hess Corp.	13,742
304	Nabors Industries Ltd. (D)(G)	14,946
178	Schlumberger Ltd.	19,123
695	Seadrill Ltd. (G)	21,217
202	Suncor Energy, Inc. (G)	11,727
154	Ultra Petroleum Corp. (D)	15,083

		111,436

	Finance — 7.7%
48	Deutsche Boerse AG	5,406
79	Goldman Sachs Group, Inc.	13,747
178	Julius Baer Holding Ltd.	11,928
568	Lehman Brothers Holdings, Inc. (G)	11,242
1,392	Man Group plc	17,199
213	National Bank of Greece	9,572
137	Societe Generale Class A (G)	11,888

		80,982

	Health Care — 12.1%
409	Allergan, Inc.	21,304
423	CSL Ltd.	14,465
678	Elan Corp. plc ADR (D)	24,110
308	Gilead Sciences, Inc. (D)	16,287
151	Monsanto Co.	19,036
403	St. Jude Medical, Inc. (D)	16,487
357	Teva Pharmaceutical Industries Ltd. ADR	16,351

		128,040

	Services — 2.4%
123	FedEx Corp.	9,723
285	Focus Media Holding Ltd. ADR (D)	7,906
162	Las Vegas Sands Corp. (D)(G)	7,685

		25,314

	Technology — 30.0%
477	ABB Ltd. (D)	13,514
199	America Movil S.A.B de C.V. ADR	10,476
530	American Tower Corp. Class A (D)	22,385
103	Apple, Inc. (D)	17,296
442	ASML Holding N.V. (G)	10,812
640	Corning, Inc.	14,754
192	Danaher Corp.	14,849
782	Electronic Arts, Inc. (D)	34,749
26	Google, Inc. (D)	13,687
267	Hewlett-Packard Co.	11,804
2,371	Hon Hai Precision Industry Co., Ltd.	11,658
843	Infineon Technologies AG (D)	7,320
214	MEMC Electronic Materials, Inc. (D)	13,176
1,196	MetroPCS Communications, Inc. (D)(G)	21,174
145	Millicom International Cellular S.A. (G)	14,963
4	Nortel Networks Corp. (D)	36
1,112	Oracle Corp. (D)	23,352
425	Qualcomm, Inc.	18,871
151	Research In Motion Ltd. (D)	17,652
98	Siemens AG	10,817
500	Telefonica S.A.	13,223

		316,568

	Transportation — 3.0%
133	General Dynamics Corp.	11,190
435	Royal Caribbean Cruises Ltd. (G)	9,766
355	Ryanair Holdings plc ADR (D)(G)	10,189

		31,145

	Utilities — 3.2%
2,637	Iberdrola Renovables (D)(G)	20,314
191	Sunpower Corp. (D)(G)	13,741

		34,055

	Total common stock (cost $896,070)	$1,029,222

Principal
Amount

SHORT-TERM INVESTMENTS — 13.0%
	Repurchase Agreements — 1.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,688, collateralized by FNMA 5.50%, 2038, value of $2,742)
$2,688	2.50% dated 06/30/2008	$2,688

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,903, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $2,961)

2,903	2.40% dated 06/30/2008	2,903

The accompanying notes are an integral part of these financial statements.

   5

Hartford Global Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $488, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $498)
$488	2.70% dated 06/30/2008		$488
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $4,304, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $4,390)
4,303	2.70% dated 06/30/2008		4,303
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $6)
6	1.80% dated 06/30/2008		6

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $1,229, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $1,253)

1,229	2.55% dated 06/30/2008		1,229

			11,617

Shares

	Securities Purchased with Proceeds from Security Lending — 11.9%
	Cash Collateral Reinvestment Fund:
125,260	Navigator Prime Portfolio		125,260

	Total short-term investments (cost $136,877)		$136,877

	Total investments (cost $1,032,947) (C)	110.6%	$1,166,099
	Other assets and liabilities	(10.6)%	(111,835)

	Total net assets	100.0%	$1,054,264

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.84% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,033,684 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$202,492
Unrealized Depreciation	(70,077)

Net Unrealized Appreciation	$132,415

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

Forward Foreign Currency Contracts Outstanding at June 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$978	$981	07/02/08	$(3)
Australian Dollar (Buy)	132	133	07/03/08	(1)
British Pound (Buy)	1,244	1,245	07/02/08	(1)
British Pound (Buy)	284	284	07/03/08	–
Danish Krone (Buy)	1,421	1,419	07/01/08	2
Euro (Sell)	2,316	2,320	07/01/08	4
Euro (Sell)	1,995	1,994	07/01/08	(1)
Euro (Sell)	2,556	2,556	07/02/08	–
Swiss Franc (Sell)	1,838	1,829	07/01/08	(9)

				$(9)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2008

Percentage of
Country	Net Assets
Australia	1.4

Brazil	1.3

Canada	5.9

China	0.7

Denmark	3.4

France	2.9

Germany	2.8

Greece	0.9

Ireland	3.3

Israel	1.5

Japan	4.2

Luxembourg	1.4

Mexico	1.0

Netherlands	2.2

Norway	2.0

Spain	4.6

Switzerland	4.5

Taiwan	1.1

United Kingdom	7.7

United States	44.8

Short-Term Investments	13.0

Other Assets and Liabilities	(10.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

   6

Hartford Growth Opportunities HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 96.6%
	Basic Materials — 19.1%
387	Alcoa, Inc.	$13,799
317	Arch Coal, Inc.	23,814
349	Ball Corp.	16,671
325	Barrick Gold Corp.	14,796
617	Cameco Corp.	26,451
481	Companhia Vale do Rio Doce ADR	17,233
222	Consol Energy, Inc.	24,980
274	FMC Corp.	21,199
123	Freeport-McMoRan Copper & Gold, Inc.	14,391
672	Jarden Corp. (D)(G)	12,265
3,751	Kingboard Chemical Holdings Ltd.	17,318
586	Kinross Gold Corp.	13,831
1,596	Rexam plc	12,260
330	Sealed Air Corp.	6,281
191	Snap-On, Inc.	9,923
297	Terra Industries, Inc. (G)	14,632
108	United States Steel Corp.	19,864

		279,708

	Capital Goods — 7.7%
212	Caterpillar, Inc.	15,679
255	Cummins, Inc.	16,701
112	Flowserve Corp.	15,377
273	Honeywell International, Inc.	13,747
447	Manitowoc Co., Inc.	14,538
412	Pall Corp.	16,328
963	Rolls-Royce Group plc	6,511
112	Vestas Wind Systems A/S (D)	14,589

		113,470

	Consumer Cyclical — 8.3%
233	Dick’s Sporting Goods, Inc. (D)(G)	4,137
857	Gap, Inc.	14,291
348	Kohl’s Corp. (D)(G)	13,946
415	Liz Claiborne, Inc.	5,868
638	Mitsui & Co., Ltd.	14,077
41	Nintendo Co., Ltd.	23,363
301	PACCAR, Inc.	12,587
778	Staples, Inc.	18,478
481	Supervalu, Inc.	14,861

		121,608

	Consumer Staples — 2.9%
3	Japan Tobacco, Inc.	12,181
242	PepsiCo, Inc.	15,414
297	Philip Morris International, Inc.	14,659

		42,254

	Energy — 8.4%
373	Chesapeake Energy Corp.	24,603
118	EOG Resources, Inc.	15,495
215	Forest Oil Corp. (D)	16,040
143	Lukoil ADR	13,993
315	OAO Gazprom Class S ADR	18,273
104	Transocean, Inc.	15,894
280	XTO Energy, Inc.	19,169

		123,467

	Finance — 5.6%
280	Citigroup, Inc.	4,689
199	Comerica, Inc.	5,098
579	Covanta Holding Corp. (D)	15,454
41	Goldman Sachs Group, Inc.	7,223
83	Invesco Ltd.	2,000
192	Julius Baer Holding Ltd.	12,854
125	Polaris Acquisition Corp. (D)	1,193
1,342	Western Union Co.	33,174

		81,685

	Health Care — 15.2%
301	Abbott Laboratories	15,933
414	Alkermes, Inc. (D)	5,117
393	Amylin Pharmaceuticals, Inc. (D)(G)	9,976
349	Auxilium Pharmaceuticals, Inc. (D)(G)	11,747
194	Celgene Corp. (D)	12,372
283	Cephalon, Inc. (D)(G)	18,860
255	Charles River Laboratories International, Inc. (D)	16,300
539	Elan Corp. plc ADR (D)(G)	19,168
159	ImClone Systems, Inc. (D)	6,441
402	McKesson Corp.	22,476
598	Medtronic, Inc.	30,957
543	Pharmaceutical Product Development, Inc.	23,280
604	Shionogi & Co., Ltd.	11,965
454	St. Jude Medical, Inc. (D)	18,543

		223,135

	Services — 6.6%
558	Aecom Technology Corp. (D)	18,139
426	DreamWorks Animation SKG, Inc. (D)	12,705
679	Focus Media Holding Ltd. ADR (D)	18,833
707	Tetra Tech, Inc. (D)	15,997
386	Viacom, Inc. Class B (D)	11,798
595	Walt Disney Co.	18,576

		96,048

	Technology — 21.0%
84	Apple, Inc. (D)	14,132
499	BMC Software, Inc. (D)	17,950
194	Equinix, Inc. (D)(G)	17,291
583	FLIR Systems, Inc. (D)(G)	23,652
319	Hewlett-Packard Co.	14,112
242	Lam Research Corp. (D)	8,763
248	Lockheed Martin Corp.	24,477
510	McAfee, Inc. (D)	17,369
1,095	MetroPCS Communications, Inc. (D)	19,389
582	Microsoft Corp.	16,011
753	MTN Group Ltd.	11,919
640	NetApp, Inc. (D)	13,854
849	Nuance Communications, Inc. (D)(G)	13,301
705	Oracle Corp. (D)	14,796
484	Qualcomm, Inc.	21,466

The accompanying notes are an integral part of these financial statements.

   7

Hartford Growth Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
242	Raytheon Co.		$13,614
1,251	Red Hat, Inc. (D)		25,891
525	VeriSign, Inc. (D)		19,849

			307,836

	Transportation — 0.8%
277	Kansas City Southern (D)(G)		12,194
	Utilities — 1.0%
705	El Paso Corp.		15,318

	Total common stock (cost $1,333,466)		$1,416,723

Principal
Amount

SHORT-TERM INVESTMENTS — 12.1%
	Repurchase Agreements — 4.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $13,655, collateralized by FNMA 5.50%, 2038, value of $13,927)
$13,654	2.50% dated 06/30/2008		$13,654

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $14,748, collateralized by FHLMC 5.00% — 7.00%, 2036 — 2038, FNMA 5.00% — 6.50% 2036 — 2047, value of $15,041)

14,747	2.40% dated 06/30/2008		14,747
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $2,481, collateralized by FHLMC 4.50% — 7.00%, 2018 — 2038, value of $2,531)
2,481	2.70% dated 06/30/2008		2,481
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $21,864, collateralized by FNMA 4.50% — 7.50%, 2017 — 2038, value of $22,300)
21,862	2.70% dated 06/30/2008		21,862
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $30, collateralized by U.S. Treasury Bond 5.25%, 2029, value of $30)
30	1.80% dated 06/30/2008		30

UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/01/2008 in the amount of $6,242, collateralized by FHLMC 7.50% — 16.25%, 2008 — 2021, FNMA 4.50% — 8.50%, 2009 — 2036, GNMA 9.50%, 2022, value of $6,367)

6,242	2.55% dated 06/30/2008		6,242

			59,016

Shares

	Securities Purchased with Proceeds from Security Lending — 8.1%
	Cash Collateral Reinvestment Fund:
117,864	Goldman Sachs FS Prime Obligation/Institutional Fund		117,864

	Total short-term investments (cost $176,880)		$176,880

	Total investments (cost $1,510,346) (C)	108.7%	$1,593,603
	Other assets and liabilities	(8.7)%	(126,892)

	Total net assets	100.0%	$1,466,711

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.06% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At June 30, 2008, the cost of securities for federal income tax purposes was $1,511,879 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$177,667
Unrealized Depreciation	(95,943)

Net Unrealized Appreciation	$81,724

(D)	Currently non-income producing.

(G)	Security is partially on loan at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   8

Hartford Money Market HLS Fund

Schedule of Investments
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

	Capital Goods — 0.9%
	Caterpillar, Inc.
$11,800	2.15%, 07/14/2008	$11,791
19,500	2.17%, 07/21/2008	19,476

		31,267

	Consumer Cyclical — 2.4%
	Eksportfinans AS
18,750	2.25%, 07/15/2008 (I)	18,735
38,000	2.26%, 08/19/2008 (I)	37,884
30,000	2.27%, 07/07/2008 (I)	29,989

		86,608

	Consumer Staples — 1.9%
	Unilever Capital Corp.
16,400	2.17%, 07/21/2008 (I)	16,380
50,750	2.46%, 08/11/2008 (I)(L)	50,747

		67,127

	Energy — 2.0%
	ConocoPhillips
22,500	2.07%, 08/05/2008 (I)	22,454
19,750	2.16%, 07/28/2008 (I)	19,718
27,500	2.23%, 09/04/2008 (I)	27,390

		69,562

	Finance — 86.3%
	American Express Credit Corp.
27,000	2.40%, 08/20/2008	26,910
19,000	2.42%, 07/10/2008	18,989
23,000	2.65%, 09/19/2008	22,866
	American General Finance Corp.
17,500	2.46%, 07/02/2008	17,499
17,000	2.55%, 07/22/2008	16,975
	American Honda Finance Corp.
27,600	2.73%, 09/05/2008 (I)(L)	27,609
9,500	2.78%, 08/06/2008 (I)(L)	9,499
27,250	2.82%, 04/02/2009 (I)(L)	27,250
21,300	3.01%, 09/18/2008 (I)(L)	21,300
	Australia & New Zealand Banking GR
19,250	2.67%, 08/04/2008	19,202
32,000	2.68%, 10/03/2008 (I)	31,780
16,500	2.81%, 07/24/2008 (I)	16,471
	Bank of America Corp.
26,000	2.48%, 12/18/2008 (L)	25,983
21,250	2.74%, 08/25/2008	21,162
20,500	2.76%, 07/21/2008	20,469
	Bank of Nova Scotia
20,300	2.54%, 08/13/2008	20,239
23,250	2.74%, 09/16/2008	23,115
25,250	2.77%, 04/09/2009 (I)(L)	25,250
	Bank of Scotland
17,000	2.67%, 08/08/2008	16,952
20,450	2.75%, 07/07/2008	20,441
	BNP Paribas Finance
17,000	2.43%, 09/23/2008 (L)	16,993
25,500	2.53%, 07/16/2008	25,500
25,250	2.63%, 08/27/2008	25,250
	Caterpillar Financial Services Corp.
38,000	2.47%, 09/10/2008 (L)	37,984
	Citigroup Funding, Inc.
35,000	2.81%, 08/14/2008	34,880
19,300	2.84%, 09/19/2008	19,179
15,000	2.86%, 07/28/2008	14,968
	Danske Bank AS
22,000	2.47%, 08/19/2008 (I)(L)	22,000
	Danske Corp.
17,000	2.38%, 08/01/2008	16,965
5,250	2.47%, 07/15/2008	5,245
24,600	2.55%, 07/15/2008	24,576
	Federal Home Loan Bank
30,000	2.04%, 07/23/2008	29,963
28,000	2.06%, 07/11/2008	27,984
55,750	2.11%, 09/26/2008 — 10/29/2008	55,412
30,500	2.12%, 10/03/2008	30,332
22,000	2.13%, 09/03/2008	21,917
24,250	2.21%, 08/27/2008	24,166
25,000	2.26%, 08/08/2008	24,941
23,800	2.41%, 11/26/2008 (L)	23,791
46,650	2.44%, 12/08/2008 (L)	46,653
14,500	2.45%, 09/19/2008	14,422
22,900	2.49%, 05/20/2009 (L)	22,895
21,250	2.75%, 01/23/2009 (L)	21,260
	Federal Home Loan Mortgage Corp.
29,250	2.06%, 07/07/2008	29,240
42,000	2.07%, 08/15/2008	41,892
25,750	2.09%, 10/20/2008	25,585
25,000	2.10%, 09/29/2008	24,869
27,880	2.13%, 09/08/2008	27,767
33,000	2.17%, 08/04/2008	32,932
22,250	2.21%, 11/17/2008	22,062
34,000	2.36%, 04/07/2009 (L)	34,000
25,000	2.45%, 09/22/2008	24,859
44,250	2.50%, 11/05/2008	43,863
35,640	5.75%, 03/15/2009	36,348
	Federal National Mortgage Association
25,300	2.03%, 08/18/2008	25,232
35,500	2.07%, 07/31/2008	35,439
109,500	2.10%, 07/09/2008 — 10/08/2008	109,048
32,000	2.11%, 10/22/2008	31,789
35,500	2.12%, 08/01/2008	35,435
24,750	2.19%, 11/12/2008	24,550
33,000	2.29%, 11/05/2008	32,736
52,750	2.42%, 09/03/2008	52,534
	General Electric Capital Corp.
20,000	2.36%, 07/18/2008	19,978
19,400	2.50%, 06/24/2009 (L)	19,400
17,750	2.51%, 12/12/2008 (L)	17,751
31,250	2.52%, 10/16/2008	31,018
	Goldman Sachs Group, Inc.
50,850	3.01%, 07/29/2008 (L)	50,872
	Greenwich Capital Holdings
9,250	2.99%, 09/22/2008	9,187
	HBOS Treasury Services plc
26,440	2.45%, 09/08/2008 (I)(L)	26,439
	HSBC Finance Corp.
11,000	2.35%, 07/14/2008	10,991
22,500	2.47%, 09/06/2008 (L)	22,500
	John Deere Capital Corp.
25,250	2.02%, 07/07/2008 (I)	25,234
25,500	2.18%, 08/20/2008 (I)	25,423

The accompanying notes are an integral part of these financial statements.

   9

Hartford Money Market HLS Fund

Schedule of Investments — (continued)
June 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

	Finance — (continued)
	JP Morgan Chase & Co.
$22,000	2.36%, 08/25/2008		$21,921
19,500	2.41%, 08/04/2008		19,456
26,200	2.45%, 09/02/2008 (L)		26,200
10,250	3.03%, 07/14/2008		10,239
	Kreditanstalt fuer Wiederaufbau
34,400	2.09%, 08/13/2008 (I)		34,315
25,250	2.11%, 07/29/2008 (I)		25,209
28,600	2.34%, 09/29/2008 (I)		28,433
	Lehman Brothers Holdings, Inc.
12,000	2.85%, 07/01/2008		12,000
22,000	2.99%, 11/26/2008 (L)		22,000
	Merrill Lynch & Co., Inc.
22,000	2.62%, 08/22/2008 (L)		22,000
12,000	2.63%, 07/03/2008		11,998
	Morgan Stanley Dean Witter, Inc.
19,250	2.64%, 08/21/2008		19,178
21,250	3.05%, 08/04/2008		21,189
	Nordea Bank Ab
21,700	2.45%, 09/08/2008 (I)(L)		21,700
	Nordea Bank Finland NY
24,500	2.44%, 04/09/2009 (L)		24,415
	Nordea North America
21,500	2.43%, 07/15/2008		21,480
	Royal Bank of Canada
25,350	2.55%, 07/15/2008		25,485
22,250	2.69%, 09/15/2008		22,250
21,250	2.87%, 07/15/2009 (I)(L)		21,250
	Royal Bank of Scotland Group plc
19,250	2.64%, 08/12/2008		19,191
15,500	2.66%, 08/07/2008 (I)		15,458
24,800	2.77%, 09/22/2008		24,643
	Skandinaviska Enskilda Bank Ab
21,600	2.46%, 09/08/2008 (I)(L)		21,600
24,650	2.49%, 07/22/2008 (I)		24,614
21,500	2.79%, 08/21/2008 (I)(L)		21,506
	State Street Corp.
25,500	2.20%, 07/28/2008		25,458
24,000	2.21%, 08/11/2008		23,940
20,250	2.70%, 07/24/2008		20,215
	Svenska Handelsbanken Ab
29,325	2.47%, 07/11/2008		29,305
22,000	2.47%, 07/13/2009 (I)(L)		22,000
15,400	2.94%, 05/06/2009 (I)(L)		15,400
	Swedbank
29,000	2.34%, 07/10/2008		28,984
19,400	2.65%, 08/13/2008		19,339
18,900	2.78%, 09/25/2008		18,775
	Toyota Motor Credit Corp.
53,000	2.03%, 07/17/2008 (L)		53,000
8,000	2.32%, 07/31/2008		7,985
23,750	2.52%, 10/14/2008		23,577
	UBS Finance LLC
20,000	2.51%, 07/16/2008		19,979
19,500	2.61%, 08/28/2008		19,418
30,000	2.93%, 07/08/2008		29,983
	Wachovia Bank NA
25,250	2.65%, 10/03/2008 (L)		25,256
9,500	2.80%, 09/23/2008		9,500
34,000	2.91%, 05/01/2009 (L)		34,000
	Wells Fargo & Co.
24,500	2.14%, 07/25/2008		24,465
21,250	2.41%, 08/26/2008		21,171
22,000	2.63%, 06/18/2009 (L)		22,000
	Westpac Banking Corp.
21,600	2.47%, 09/15/2008 (I)(L)		21,600
20,000	2.75%, 07/09/2008 (I)		19,989
25,750	3.06%, 01/28/2009 (L)		25,875

			3,065,154

	Health Care — 0.5%
	Astrazeneca plc
19,250	2.73%, 11/25/2008 (I)		19,038
	Repurchase Agreements — 3.7%
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 07/01/2008 in the amount of $94,815, collateralized by U.S. Treasury Note 4.50% — 4.63%, 2011 — 2012, value of $96,869)
94,810	1.80% dated 06/30/2008		94,810
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2008 in the amount of $37,473, collateralized by U.S. Treasury Bond 5.25% — 6.00%, 2026 — 2029, value of $38,088)
37,471	1.80% dated 06/30/2008		37,471

			132,281

	Services — 1.9%
	Walt Disney Co.
33,900	1.95%, 07/21/2008		33,863
34,100	2.18%, 07/11/2008		34,080

			67,943

	Total investments (cost $3,538,980) (C)	99.6%	$3,538,980
	Other assets and liabilities	0.4%	15,030

	Total net assets	100.0%	$3,554,010

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 19.73% of total net assets at June 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	Also represents cost for tax purposes.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2008, was $793,664, which represents 22.33% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at June 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   10

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2008 (Unaudited)
(000’s Omitted)

		Hartford
	Hartford	Growth	Hartford
	Global Growth	Opportunities	Money Market
	HLS Fund	HLS Fund	HLS Fund
Assets:
Securities — Level 1	$643,493	$1,320,430	$132,281
Securities — Level 2	522,606	273,173	3,406,699
Securities — Level 3	—	—	—

Total	$1,166,099	$1,593,603	$3,538,980

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	6	—	—

Total	$6	$—	$—

Liabilities:
Securities — Level 1	$—	$—	$—

Total	$—	$—	$—

Other financial instruments* — Level 1	$—	$—	$—
Other financial instruments* — Level 2	15	—	—

Total	$15	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

   11

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
June 30, 2008 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Growth	Growth Opportunities	Money Market
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market)@	$1,166,099	$1,593,603	$3,538,980
Cash	548	—	74
Foreign currency on deposit with custodian #	322	—	—
Unrealized appreciation on forward foreign currency contracts	6	—	—
Receivables:
Investment securities sold	23,048	255	—
Fund shares sold	588	2,576	21,721
Dividends and interest	867	885	3,256
Other assets	1	3	49

Total assets	1,191,479	1,597,322	3,564,080

Liabilities:
Unrealized depreciation on forward foreign currency contracts	15	—	—
Payable upon return of securities loaned (Note 2d) >	125,260	117,864	—
Payables:
Investment securities purchased	10,388	9,726	—
Fund shares redeemed	1,314	2,764	9,712
Investment management and advisory fees (Note 5)	74	122	109
Administrative fee	29	—	95
Distribution fees (Note 5)	8	8	20
Accrued expenses	127	127	134

Total liabilities	137,215	130,611	10,070

Net assets	$1,054,264	$1,466,711	3,554,010

Summary of Net Assets:
Capital stock and paid-in-capital	$911,587	$1,388,960	$3,554,010
Accumulated undistributed net investment income	3,915	2,816	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	5,596	(8,322)	—
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	133,166	83,257	—

Net assets	$1,054,264	$1,466,711	$3,554,010

Shares authorized	3,400,000	700,000	14,000,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$18.64	$28.06	$1.00

Shares outstanding	44,239	44,316	2,977,691

Net assets	$824,559	$1,243,295	$2,977,691

Class IB: Net asset value per share	$18.48	$27.71	$1.00

Shares outstanding	12,429	8,063	576,319

Net assets	$229,705	$223,416	$576,319

@ Cost of securities	$1,032,947	$1,510,346	$3,538,980

@ Market value of securities on loan	$121,163	115,316	—

# Cost of foreign currency on deposit with custodian	$313	$—	—

> Market value of non-cash collateral for securities lending valued at	$184	$—	—

The accompanying notes are an integral part of these financial statements.

   12

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Six-Month Period Ended June 30, 2008
(000’s Omitted)

	Hartford	Hartford
	Global	Growth	Hartford
	Growth	Opportunities	Money Market
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$8,062	$7,299	—
Interest	189	301	52,544
Securities lending	915	439	—
Less: Foreign tax withheld	(768)	(217)	—

Total investment income, net	8,398	7,822	52,544

Expenses:
Investment management and advisory fees	2,842	4,505	3,843
Administrative service fees	1,133	—	3,345
Distribution fees — Class IB	315	294	697
Custodian fees	20	163	2
Accounting services	79	—	167
Board of Directors’ fees	11	11	23
Other expenses	113	115	175

Total expenses (before waivers and custodian fee offset)	4,513	5,088	8,252
Expenses waivers	—	—	(836)
Commission recapture	(16)	(82)	—
Custodian fee offset	(2)	—	(2)

Total waivers and custodian fee offset	(18)	(82)	(838)

Total expenses, net	4,495	5,006	7,414

Net investment income	3,903	2,816	45,130

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	6,247	(6,508)	—
Net realized gain (loss) on foreign currency transactions	86	(280)	—

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	6,333	(6,788)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(191,843)	(185,075)	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	11	—	—

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(191,832)	(185,075)	—

Net Loss on Investments and Foreign Currency Transactions	(185,499)	(191,863)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$(181,596)	$(189,047)	$45,130

The accompanying notes are an integral part of these financial statements.

   13

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	Hartford		Hartford		Hartford
	Global Growth		Growth Opportunities		Money Market
	HLS Fund		HLS Fund		HLS Fund
	For the		For the		For the
	Six-Month		Six-Month	For the	Six-Month	For the
	Period Ended	For the	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2008	Year Ended	June 30, 2008	December 31,	June 30, 2008	December 31,
	(Unaudited)	December 31, 2007	(Unaudited)	2007	(Unaudited)	2007
Operations:
Net investment income	$3,903	$967	$2,816	$1,772	$45,130	$108,541
Net realized gain (loss) on investments and foreign currency transactions	6,333	155,641	(6,788)	291,546	—	52
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(191,832)	123,099	(185,075)	81,169	—	—

Net increase (decrease) in net assets resulting from operations	(181,596)	279,707	(189,047)	(374,487)	45,130	108,593

Distributions to Shareholders:
From net investment income
Class IA	—	(509)	(94)	(1,850)	(38,182)	(90,770)
Class IB	—	(153)	—	(60)	(6,948)	(17,771)
From net realized gain on investments
Class IA	(29,584)	(107,687)	(45,855)	(220,443)	—	(43)
Class IB	(8,357)	(31,874)	(8,404)	(43,763)	—	(9)

Total distributions	(37,941)	(140,223)	(54,353)	(266,116)	(45,130)	(108,593)

Capital Share Transactions:
Class IA
Sold	42,334	73,376	113,362	217,719	1,643,596	2,394,176
Issued on reinvestment of distributions	29,584	108,196	45,949	222,293	37,919	90,667
Redeemed	(106,097)	(203,272)	(127,969)	(222,459)	(927,948)	(1,819,153)

Total capital share transactions	(34,179)	(21,700)	31,342	217,553	753,567	665,690

Class IB
Sold	17,521	33,680	35,058	83,662	339,172	503,545
Issued on reinvestment of distributions	8,357	32,027	8,404	43,823	6,898	17,750
Redeemed	(46,529)	(77,401)	(57,727)	(61,762)	(222,727)	(388,244)

Total capital share transactions	(20,651)	(11,694)	(14,265)	65,723	123,343	133,051

Net increase (decrease) from capital share transactions	(54,830)	(33,394)	17,077	283,276	876,910	798,741

Net increase (decrease) in net assets	(274,367)	106,090	(226,323)	391,647	876,910	798,741

Net Assets:
Beginning of period	1,328,631	1,222,541	1,693,034	1,301,387	2,677,100	1,878,359

End of period	$1,054,264	$1,328,631	$1,466,711	$1,693,034	$3,554,010	$2,677,100

Accumulated undistributed net investment income	$3,915	$12	$2,816	$94	$—	$—

Shares:
Class IA
Sold	2,112	3,252	3,881	6,208	1,643,596	2,394,177
Issued on reinvestment of distributions	1,531	5,023	1,605	6,954	37,919	90,667
Redeemed	(5,295)	(9,286)	(4,390)	(6,570)	(927,948)	(1,819,153)

Total share activity	(1,652)	(1,011)	1,096	6,592	753,567	665,691

Class IB
Sold	883	1,493	1,210	2,405	339,172	503,545
Issued on reinvestment of distributions	436	1,496	297	1,386	6,898	17,750
Redeemed	(2,354)	(3,528)	(2,006)	(1,845)	(222,727)	(388,245)

Total share activity	(1,035)	(539)	(499)	1,946	123,343	133,050

The accompanying notes are an integral part of these financial statements.

   14

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
June 30, 2008
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”), Union Security Insurance Company formerly Fortis Benefits Insurance Company and Union Security Life Insurance Company of New York formerly First Fortis Life Insurance Company and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Companies”) are open-end management investment companies comprised of forty-five portfolios. The three Funds included in these financial statements are Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, and Hartford Money Market HLS Fund (each a “Fund” or together the “Funds”). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at Net Asset Value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

   15

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

system (“Nasdaq”) or another over-the-counter (“OTC”) market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Funds’ Board of Directors.

Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to: the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting may not be effective.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”) a wholly-owned subsidiary of The Hartford Financial Services Group, Inc., (“The Hartford”) or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2008.

g)	Reverse Repurchase Agreements — Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase

   16

agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of a fluctuation in the Fund’s NAV. Reverse Repurchase Agreements are valued at proceeds plus accrued interest. As of June 30, 2008, there were no outstanding reverse repurchase agreements.

h)	Forward Foreign Currency Contracts — At June 30, 2008, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

i)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. As of June 30, 2008, there were no outstanding indexed securities.

j)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV per share is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 4 (c)).

k)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors.

l)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2008, the Funds had no outstanding when-issued or forward commitments.

m)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

n)	Senior Floating Rate Interests — Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

   17

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

o)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interests or security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

q)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The Funds had no outstanding swaps as of June 30, 2008.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the assets or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds (excluding money market funds), exchange traded funds (ETF’s), and rights and warrants.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; Non-North American foreign equities whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker quoted debt securities, collateralized debt obligations, and long dated OTC options. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are representative of exit value.

Please note that individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period balance and transfers out are shown at the beginning of period balance.

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk- related contingent features of the agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

   18

Indemnifications:  Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter contracts that contain a variety of indemnifications. The Companies maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “market-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Funds had no transactions involving written option contracts for the Funds during the six-month period ended June 30, 2008.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

b)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains(a)	Income	Capital Gains(a)

Hartford Global Growth HLS Fund	$32,462	$107,761	$29,720	$44,208
Hartford Growth Opportunities HLS Fund	163,824	102,292	48,149	89,358
Hartford Money Market HLS Fund	108,593	—	81,039	—

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (c).

As of December 31, 2007, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital Gains	Appreciation	Earnings
	Income	Capital Gain	(Losses)*	(Depreciation)@	(Deficit)

Hartford Global Growth HLS Fund	$3,881	$34,060	$—	$324,273	$362,214
Hartford Growth Opportunities HLS Fund	20,360	33,993	—	266,798	321,151

*	Certain Funds had capital loss carryforwards that are identified in Note 4 (d).
@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

   19

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

c)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of December 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Global Growth HLS Fund	$2,132	$(2,132)	$—
Hartford Growth Opportunities HLS Fund	(157)	157	—

d)	Capital Loss Carryforward:

At December 31, 2007 (tax-year-end), no Funds had capital loss carryforwards for U.S. federal income tax purposes.

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Global Growth HLS Fund, carryforwards may apply.

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended December 31, 2005 — 2007) and has determined there is no impact to the Funds’ financial statements.

5.	Expenses:

a)	Investment Management and Advisory Agreements — HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to separate Investment Management Agreements with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day management services to the Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services to Hartford Money Market HLS Fund.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees). Directors’ fees represent remuneration paid or accrued to directors not employed with HLIC or any other related company.

   20

The schedules below reflect the rates of compensation paid to HL Advisors for investment advisory services and to HLIC for administrative services rendered during the six-month period ended June 30, 2008; the rates are accrued daily and paid monthly.

Hartford Global Growth HLS Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
Over $1 billion	0.625%

Hartford Growth Opportunities HLS Fund

Average Daily Net Assets	Annual Fee

On first $100 million	0.700%
Over $100 million	0.600%

Hartford Money Market HLS Fund(1)

Average Daily Net Assets	Annual Fee

On first $2 billion	0.450%
On next $3 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

(1)	HL Advisors voluntarily agreed to waive management fees of 0.05% of average daily net assets until December 31, 2008.

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation on each Fund’s average daily net assets based on the fees in the following tables. The Funds’ accounting services fees are accrued daily and paid monthly.

Effective January 1, 2008, the rates of compensation paid to HLIC are as follows:

Hartford Global Growth HLS Fund

Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Money Market HLS Fund

Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HLIA, Hartford Investment Management and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2008, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $9. Hartford Investor Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $6 for providing such services. The Funds accrue these fees daily and pay monthly.

e)	Operating Expenses — Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to offset a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2008, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the		For the
	Six-Month Period Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Ratio of Expenses		Ratio of Expenses		Ratio of Expenses		Ratio of Expenses		Ratio of Expenses
	to Average Net		to Average Net		to Average Net		to Average Net		to Average Net
	Assets after		Assets After		Assets After		Assets After		Assets After
	Waivers and Offsets		Waivers and Offsets		Waivers and Offsets		Waivers and Offsets		Waivers and Offsets
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.74%	0.99%	0.73%	0.98%	0.74%	0.99%	0.68%	0.93%	0.68%	0.93%
Hartford Growth Opportunities HLS Fund	0.64	0.89	0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford Money Market HLS Fund	0.40	0.65	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73

   21

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2008
(000’s Omitted)

g)	Distribution Plan for Class IB shares — All Funds with Class IB shares have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc. (“Hartford Life”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The Funds’ distribution fees are accrued daily and paid monthly.

h)	Payment from (to) Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively, “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life (the issuers of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds in the amounts indicated below. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the financial highlights includes payment from affiliates. The tables below show the impact of each of the payments from affiliates and what the total return for the years ended December 31, 2007, 2006 and 2005, would have been as follows:

	Impact from Payment		Impact from Payment		Total Return Excluding
	from Affiliate for		from (to) Affiliate for		Payments from (to)
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.31%	0.32%	—%	—%	13.83%	13.54%
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70

Impact from Payment
	from Affiliate for		Total Return Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth Opportunities HLS Fund	0.11%	0.11%	16.20%	15.91%

6.	Investment Transactions:

For the six-month period ended June 30, 2008, the cost of purchases and sales of securities for Hartford Money Market HLS Fund were $16,655,347 and $15,800,253, respectively. For the six-month period ended June 30, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
Fund	Obligations	Obligations	Obligations	Obligations

Hartford Global Growth HLS Fund	$371,528	$465,111	$—	$—
Hartford Growth Opportunities HLS Fund	1,167,776	1,226,407	—	—

7.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2008, the Funds did not have any borrowings under this facility.

   22

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data(#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return(a)		of Period	Waivers(b)		Waivers(b)		Net Assets		Rate(c)
Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	$22.42	$0.07	$—	$(3.16)	$(3.09)	$—	$(0.69)	$—	$(0.69)	$(3.78)	$18.64	(13.90	)%*	$824,559	0.74	(d)%	0.74	(d)%	0.75	(d)%	33%
Class IB	22.27	0.05	—	(3.15)	(3.10)	—	(0.69)	—	(0.69)	(3.79)	18.48	(14.01	)*	229,705	0.99	(d)	0.99	(d)	0.49	(d)	—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05		1,028,843	0.73		0.73		0.13		75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98		0.98		(0.11)		—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(e)	942,258	0.76		0.76		0.48		116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(e)	280,283	1.01		1.01		0.23		—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77		0.77		0.74		262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02		1.02		0.48		—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78		0.78		0.83		255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03		1.03		0.58		—
For the Year Ended December 31, 2003
Class IA	11.50	0.07	—	4.02	4.09	(0.06)	—	—	(0.06)	4.03	15.53	35.57		728,049	0.80		0.80		0.54		292
Class IB	11.47	0.04	—	4.00	4.04	(0.04)	—	—	(0.04)	4.00	15.47	35.24		129,315	1.05		1.05		0.29		—
Hartford Growth Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	32.75	0.06	—	(3.68)	(3.62)	—	(1.07)	—	(1.07)	(4.69)	28.06	(11.13	)*	1,243,295	0.65	(d)	0.65	(d)	0.42	(d)	79
Class IB	32.40	0.02	—	(3.64)	(3.62)	—	(1.07)	—	(1.07)	(4.69)	27.71	(11.24	)*	223,416	0.90	(d)	0.90	(d)	0.17	(d)	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64		0.64		0.16		135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89		0.89		(0.09)		—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(e)	1,103,590	0.65		0.65		0.71		139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(e)	197,797	0.90		0.90		0.46		—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(e)	1,012,774	0.64		0.64		0.33		140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(e)	179,308	0.89		0.89		0.06		—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63		0.63		0.23		137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88		0.88		(0.03)		—
For the Year Ended December 31, 2003
Class IA	16.40	(0.01)	—	7.18	7.17	—	—	—	—	7.17	23.57	43.79		696,900	0.64		0.64		(0.05)		145
Class IB	16.37	(0.01)	—	7.12	7.11	—	—	—	—	7.11	23.48	43.43		59,686	0.89		0.89		(0.30)		—
Hartford Money Market HLS Fund
For the Six-Month Period Ended June 30, 2008 (Unaudited)
Class IA	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.39	*	2,977,691	0.45	(d)	0.40	(d)	2.74	(d)	—
Class IB	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.26	*	576,319	0.70	(d)	0.65	(d)	2.49	(d)	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47		0.42		4.83		—
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72		0.67		4.58		—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48		0.48		4.63		—
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73		0.73		4.38		—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49		0.49		2.79		—
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75		0.75		2.54		—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48		0.48		0.93		—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73		0.73		0.68		—
For the Year Ended December 31, 2003
Class IA	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	0.75		1,609,439	0.49		0.49		0.75		—
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.50		240,930	0.74		0.74		0.50		—

(a)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(b)	Ratios do not reflect reductions for fees paid indirectly. Please see Note 5(f).

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Annualized

(e)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 5(h).

*	Not annualized
#	Information presented relates to a share outstanding throughout the indicated period.

   23

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2008, collectively consist of 102 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to Hartford Series Fund, Inc. (“SF”) and Hartford HLS Series Fund II, Inc.(“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 62) Director since 2003, Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 68) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 63) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee.
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buy outs of middle market companies.

Sandra S. Jaffee (age 66) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 63) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 61) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

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Interested Directors and Officers

Thomas M. Marra (age 50) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. He is also a member of the Board of Directors of The Hartford and currently serves as a Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as COO of HL,Inc. from 2000 to 2008 and as President of HL, Inc. from 2002 to 2008.

Lowndes A. Smith (age 68) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 1999 (SF) and 2005 (SF2)
Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and HL, Inc., as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company (“Hartford Life”) and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Other Officers

Robert M. Arena, Jr. (age 40) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life and heads its Retail Products Group in the Individual Markets Group segment. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors, LLC (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 50) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (age 45) AML Compliance Officer since 2008
Mr. Ferrell has served as AML Compliance Officer for The Hartford since 2006. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“Fin CEN”) from 2005-2006.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 41) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with Mass Mutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 46) President since 2007
Mr. Walters currently serves as President, Chief Executive Officer and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division and as Co-Chief Operating Officer of HL, Inc. and as Executive Vice President and Director of its Investment Products Division. Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer, Manager and President of HIFSCO and HL Advisors.

   25

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited) — (continued)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2008 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   26

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2007 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2007	Account	Account	December 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2007	June 30, 2008	June 30, 2008	December 31, 2007	June 30, 2008	June 30, 2008	ratio	1/2 year	full year
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$857.34	$3.41	$1,000.00	$1021.18	$3.71	0.74%	182	366
Class IB	$1,000.00	$855.02	$4.56	$1,000.00	$1019.94	$4.97	0.99%	182	366
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$885.45	$3.04	$1,000.00	$1021.63	$3.26	0.65%	182	366
Class IB	$1,000.00	$883.12	$4.21	$1,000.00	$1020.38	$4.52	0.90%	182	366
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,011.90	$2.00	$1,000.00	$1022.87	$2.01	0.40%	182	366
Class IB	$1,000.00	$1,009.40	$3.24	$1,000.00	$1021.63	$3.26	0.65%	182	366

   27

Item 2. Code of Ethics.
     Not applicable to this semi-annual filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this semi-annual filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this semi-annual filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this semi-annual filing.
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.
(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: August 13, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 13, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: August 13, 2008	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer